UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2020

Date of reporting period:    April 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.20

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

June 10, 2020

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio for the semi-annual reporting period ended April 30, 2020.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO[1]

Class 1 Shares[2]	-17.61%	-17.41%

Class 2 Shares[2]	-17.44%	-17.16%

Class A Shares	-17.73%	-17.64%

Class C Shares	-18.06%	-18.25%

Advisor Class Shares[3]	-17.58%	-17.49%

Class R Shares[3]	-17.70%	-17.79%

Class K Shares[3]	-17.71%	-17.61%

Class I Shares[3]	-17.49%	-17.20%

Class Z Shares[3]	-17.49%	-17.30%

MSCI AC World Commodity Producers Index (net)	-24.41%	-29.66%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended April 30, 2020, by 0.02% and 0.09%, respectively.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended April 30, 2020.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. For the six-month period, strategic allocation was an overall contributor, relative to benchmark, primarily due to inflation-sensitive equities. Security selection within real estate investment trusts (“REITs”) and commodity futures contributed, while selection in

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commodity equities detracted. The Fund’s tactical allocation to deferred commodity futures also contributed.

For the 12-month period, strategic allocation contributed overall as diversification to real estate, commodity futures and inflation-sensitive equities added to returns. Security selection in real estate and currency contributed, while selection in commodity equities detracted. Similar to the six-month period, the Fund’s tactical allocation to deferred commodity futures contributed, as prompt commodity futures significantly underperformed the deferred commodity futures.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, inflation swaps, total return swaps and written options, which detracted from absolute returns for both periods, while currency forwards, variance swaps and purchased options added for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities recorded negative returns for the six-month period ended April 30, 2020. Markets rallied at the conclusion of the period, recovering from losses experienced in March as the novel coronavirus pandemic caused global equity markets to decline after they had reached all-time highs in mid-February. Unprecedented support from central banks and government stimulus programs, along with some signs of progress in the battle against the spread of the virus, offset negative investor sentiment. Growth stocks continued to outperform value stocks over the entire period, and large-cap stocks outperformed their small-cap peers.

Global fixed-income market returns were mixed over the six-month period. The UK’s exit from the European Union and a US-China trade truce in January led markets higher until investor sentiment turned negative in March amid the spread of COVID-19. The US Federal Reserve initiated several measures to provide liquidity in short-term repurchase agreements and US Treasuries, and it lowered interest rates 150 basis points to zero. Other central banks followed suit with substantial rate cuts. Longer-maturity and higher-quality developed-market treasuries were the strongest performers, along with investment-grade US corporate bonds. High-yield corporate bond returns were negative, and securitized asset results were mixed. Emerging-market returns fell as sharply lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

Inflation assets fell during the six-month period, with commodities, natural resource equities, REITs and inflation breakevens all posting negative returns. The demand shock from the spread of COVID-19 and resulting lockdowns hit commodity and inflation-related assets hard. Energy assets

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collapsed as a price war between Saudi Arabia and Russia resulted in an oil supply glut at the same time global demand was reaching record lows. REITs, generally considered defensive exposure in the equity market, underperformed as the credit backdrop deteriorated and subsectors such as lodging and retail, among others, were directly impacted by the outbreak. Gold disappointed as a defensive exposure early in the selloff, due to crowded positioning, US dollar strength and liquidity issues that led to a rush for cash, but it recovered performance in April, ending positive for the six-month period.

The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund seeks inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’

(continued on next page)

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risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts (“REITs”) and other real estate-related securities.

The Fund invests in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain

(continued on next page)

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exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

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DISCLOSURES AND RISKS (continued)

obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

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DISCLOSURES AND RISKS (continued)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some

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DISCLOSURES AND RISKS (continued)

of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance”.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-17.41%	-17.41%

5 Years	-4.00%	-4.00%

10 Years	-1.74%	-1.74%

CLASS 2 SHARES[1]

1 Year	-17.16%	-17.16%

5 Years	-3.74%	-3.74%

10 Years	-1.50%	-1.50%

CLASS A SHARES

1 Year	-17.64%	-21.11%

5 Years	-4.18%	-5.00%

10 Years	-1.86%	-2.29%

CLASS C SHARES

1 Year	-18.25%	-19.06%

5 Years	-4.90%	-4.90%

10 Years	-2.58%	-2.58%

ADVISOR CLASS SHARES[2]

1 Year	-17.49%	-17.49%

5 Years	-3.95%	-3.95%

10 Years	-1.60%	-1.60%

CLASS R SHARES[2]

1 Year	-17.79%	-17.79%

5 Years	-4.41%	-4.41%

10 Years	-2.09%	-2.09%

CLASS K SHARES[2]

1 Year	-17.61%	-17.61%

5 Years	-4.17%	-4.17%

10 Years	-1.83%	-1.83%

CLASS I SHARES[2]

1 Year	-17.20%	-17.20%

5 Years	-3.77%	-3.77%

10 Years	-1.51%	-1.51%

CLASS Z SHARES[2]

1 Year	-17.30%	-17.30%

5 Years	-3.78%	-3.78%

Since Inception[3]	-4.14%	-4.14%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.12%, 0.83%, 1.34%, 2.09%, 1.09%, 1.59%, 1.30%, 0.88% and 0.87% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 1.31%, 2.06%, 1.06%, 1.56%, 1.28%, 0.87% and 0.85% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 1/31/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-22.63%

5 Years	-4.21%

10 Years	-2.21%

CLASS 2 SHARES[1]

1 Year	-22.30%

5 Years	-3.95%

10 Years	-1.96%

CLASS A SHARES

1 Year	-26.12%

5 Years	-5.21%

10 Years	-2.76%

CLASS C SHARES

1 Year	-24.06%

5 Years	-5.08%

10 Years	-3.03%

ADVISOR CLASS SHARES[2]

1 Year	-22.54%

5 Years	-4.13%

10 Years	-2.06%

CLASS R SHARES[2]

1 Year	-22.96%

5 Years	-4.61%

10 Years	-2.55%

CLASS K SHARES[2]

1 Year	-22.79%

5 Years	-4.38%

10 Years	-2.30%

CLASS I SHARES[2]

1 Year	-22.52%

5 Years	-4.01%

10 Years	-1.99%

CLASS Z SHARES[2]

1 Year	-22.40%

5 Years	-3.97%

Since Inception[3]	-5.24%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 1/31/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 15

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$822.70	$5.85	1.29%	$5.98	1.32%
Hypothetical**	$1,000	$1,018.45	$6.47	1.29%	$6.62	1.32%
Class C
Actual	$1,000	$819.40	$9.23	2.04%	$9.36	2.07%
Hypothetical**	$1,000	$1,014.72	$10.22	2.04%	$10.37	2.07%
Advisor Class
Actual	$1,000	$824.20	$4.72	1.04%	$4.85	1.07%
Hypothetical**	$1,000	$1,019.69	$5.22	1.04%	$5.37	1.07%
Class R
Actual	$1,000	$823.00	$6.98	1.54%	$7.12	1.57%
Hypothetical**	$1,000	$1,017.21	$7.72	1.54%	$7.87	1.57%
Class K
Actual	$1,000	$822.90	$5.76	1.27%	$5.89	1.30%
Hypothetical**	$1,000	$1,018.55	$6.37	1.27%	$6.52	1.30%
Class I
Actual	$1,000	$825.10	$3.95	0.87%	$4.08	0.90%
Hypothetical**	$1,000	$1,020.54	$4.37	0.87%	$4.52	0.90%
Class 1
Actual	$1,000	$823.90	$4.99	1.10%	$5.12	1.13%
Hypothetical**	$1,000	$1,019.39	$5.52	1.10%	$5.67	1.13%
Class 2
Actual	$1,000	$825.60	$3.72	0.82%	$3.86	0.85%
Hypothetical**	$1,000	$1,020.79	$4.12	0.82%	$4.27	0.85%
Class Z
Actual	$1,000	$825.10	$3.81	0.84%	$3.95	0.87%
Hypothetical**	$1,000	$1,020.69	$4.22	0.84%	$4.37	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $910.0

1

All data are as of April 30, 2020. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY (continued)

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $910.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Japanese Government CPI Linked Bond Series 21	$74,797,693	8.2%

iShares Global Energy ETF	20,054,345	2.2

Royal Dutch Shell PLC – Class B	15,466,008	1.7

Prologis, Inc.	14,407,165	1.6

Vanguard Real Estate ETF	13,288,806	1.5

Chevron Corp.	12,306,288	1.3

iShares MSCI Global Metals & Mining Producers ETF	11,919,395	1.3

Vanguard Global ex-U.S. Real Estate ETF	11,546,981	1.3

TOTAL SA	9,400,119	1.0

Digital Realty Trust, Inc.	9,117,395	1.0

	$192,304,195	21.1%

1

All data are as of April 30, 2020. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following: Austria, Belgium, Chile, Denmark, Finland, Greece, Ireland, Israel, Italy, Luxembourg, Mexico, Netherlands, New Zealand, Philippines, Russia, Singapore, South Africa, South Korea, Switzerland, Thailand, Turkey and United Arab Emirates.

2	Long-term investments.

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 63.5%
Real Estate – 34.6%
Diversified Real Estate Activities – 2.4%
City Developments Ltd.	249,700	$1,395,760
Mitsubishi Estate Co., Ltd.	168,300	2,722,779
Mitsui Fudosan Co., Ltd.	447,400	8,226,319
New World Development Co., Ltd.	1,579,000	1,865,499
Sumitomo Realty & Development Co., Ltd.	50,600	1,355,196
Sun Hung Kai Properties Ltd.	332,000	4,539,710
UOL Group Ltd.	329,700	1,585,747

		21,691,010

Diversified REITs – 2.6%
Activia Properties, Inc.	390	1,137,740
Alexander & Baldwin, Inc.	111,570	1,466,030
Armada Hoffler Properties, Inc.	164,533	1,581,162
Essential Properties Realty Trust, Inc.	166,020	2,438,834
Fibra Uno Administracion SA de CV	991,230	822,975
Growthpoint Properties Ltd.	1,440,142	1,082,311
Hulic Reit, Inc.	2,312	2,580,435
ICADE	37,520	2,882,094
Kenedix Office Investment Corp. – Class A(a)	311	1,536,400
Mirvac Group	1,711,580	2,487,086
NIPPON REIT Investment Corp.	277	825,065
Stockland	988,549	1,835,642
United Urban Investment Corp.	3,085	3,095,030

		23,770,804

Health Care REITs – 3.2%
Assura PLC	4,242,710	4,069,403
Healthpeak Properties, Inc.	203,660	5,323,673
Medical Properties Trust, Inc.	255,880	4,385,783
Omega Healthcare Investors, Inc.	139,476	4,065,725
Physicians Realty Trust	210,056	3,239,064
Welltower, Inc.	160,110	8,202,435

		29,286,083

Hotel & Resort REITs – 0.3%
Park Hotels & Resorts, Inc.	228,808	2,175,964
RLJ Lodging Trust	109,280	1,015,211

		3,191,175

Industrial REITs – 3.7%
Americold Realty Trust	121,450	3,715,156
Dream Industrial Real Estate Investment Trust	194,124	1,419,722

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial & Infrastructure Fund Investment Corp.	1,244	$1,732,919
Nippon Prologis REIT, Inc.(b)	1,246	3,449,294
Prologis, Inc.	161,461	14,407,165
Rexford Industrial Realty, Inc.	59,160	2,408,995
Segro PLC	247,272	2,591,787
STAG Industrial, Inc.	151,130	3,967,163

		33,692,201

Office REITs – 3.8%
Alexandria Real Estate Equities, Inc.	43,191	6,784,874
Allied Properties Real Estate Investment Trust	77,560	2,482,901
Boston Properties, Inc.	59,530	5,785,125
CapitaLand Commercial Trust	2,343,000	2,662,458
Cousins Properties, Inc.	125,565	3,788,296
Daiwa Office Investment Corp.	277	1,532,424
Easterly Government Properties, Inc.	86,140	2,318,027
Inmobiliaria Colonial Socimi SA	164,560	1,589,474
Japan Real Estate Investment Corp.	295	1,593,371
Kilroy Realty Corp.	61,750	3,844,555
Mori Hills REIT Investment Corp.	1,225	1,567,421
True North Commercial Real Estate Investment Trust	146,620	624,632

		34,573,558

Real Estate Development – 3.8%
China Resources Land Ltd.	1,152,000	4,760,298
CIFI Holdings Group Co., Ltd.	7,208,000	5,506,460
CK Asset Holdings Ltd.	886,000	5,598,404
Emaar Properties PJSC	2,367,470	1,736,231
Instone Real Estate Group AG(b)(c)	95,480	1,933,668
Megaworld Corp.	17,716,000	894,000
Midea Real Estate Holding Ltd.(c)	2,038,400	5,236,845
Sunac China Holdings Ltd.	660,000	2,952,346
Times China Holdings Ltd.	3,312,000	5,555,963

		34,174,215

Real Estate Operating Companies – 4.5%
Aroundtown SA	712,713	3,833,592
Azrieli Group Ltd.	24,850	1,471,451
CA Immobilien Anlagen AG	80,379	2,551,816
Central Pattana PCL(b)	421,300	638,037
Deutsche Wohnen SE	62,210	2,521,256
Entra ASA(c)	275,588	3,469,882
Fabege AB(b)	300,115	3,555,137
Grainger PLC	791,800	2,660,223
Hulic Co., Ltd.	40,000	395,598

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

LEG Immobilien AG	17,470	$2,005,641
Parque Arauco SA	499,500	838,243
PSP Swiss Property AG (REG)	19,150	2,224,605
SM Prime Holdings, Inc.	1,497,400	911,860
Swire Properties Ltd.	661,000	1,853,951
Vonovia SE	171,183	8,464,801
Wharf Real Estate Investment Co., Ltd.	308,000	1,303,909
Wihlborgs Fastigheter AB	142,890	2,038,921

		40,738,923

Real Estate Services – 0.2%
Times Neighborhood Holdings Ltd.(b)(c)	868,769	739,721
Unibail-Rodamco-Westfield	15,300	905,716

		1,645,437

Residential REITs – 4.5%
American Campus Communities, Inc.	98,570	3,478,535
American Homes 4 Rent – Class A	188,450	4,549,183
Bluerock Residential Growth REIT, Inc.	80,910	470,896
Camden Property Trust	41,290	3,636,411
Comforia Residential REIT, Inc.	481	1,428,177
Daiwa Securities Living Investments Corp.	1,655	1,383,033
Essex Property Trust, Inc.	19,340	4,720,894
Independence Realty Trust, Inc.	282,150	2,841,251
Killam Apartment Real Estate Investment Trust	296,860	3,567,993
Mid-America Apartment Communities, Inc.	48,900	5,472,888
Northview Apartment Real Estate Investment Trust	87,840	2,221,321
Sun Communities, Inc.	43,517	5,848,685
UNITE Group PLC (The)	155,895	1,721,426

		41,340,693

Retail REITs – 3.2%
AEON REIT Investment Corp.	973	967,698
Agree Realty Corp.(a)	41,420	2,696,856
Brixmor Property Group, Inc.	486,820	5,574,089
Link REIT	496,401	4,425,038
Realty Income Corp.	129,650	7,120,378
Retail Properties of America, Inc. – Class A	686,080	4,253,696
Simon Property Group, Inc.	9,162	611,747
SITE Centers Corp.	254,090	1,539,785
Vicinity Centres	1,987,820	1,903,007

		29,092,294

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialized REITs – 2.4%
American Tower Corp.	3,031	$721,378
CubeSmart	109,530	2,760,156
Digital Realty Trust, Inc.	60,990	9,117,395
MGM Growth Properties LLC – Class A	103,196	2,597,443
National Storage Affiliates Trust	111,660	3,180,077
Public Storage	4,940	916,123
Safestore Holdings PLC	157,000	1,420,224
VICI Properties, Inc.	45,074	785,189

		21,497,985

		314,694,378

Energy – 8.6%
Integrated Oil & Gas – 7.3%
BP PLC	1,969,208	7,759,493
Chevron Corp.	133,764	12,306,288
Exxon Mobil Corp.	144,690	6,723,744
LUKOIL PJSC (Sponsored ADR)	32,790	2,117,250
OMV AG	5,897	192,548
PetroChina Co., Ltd. – Class H	11,270,000	4,048,088
Petroleo Brasileiro SA (Preference Shares)	1,045,800	3,471,320
Repsol SA	534,714	4,853,506
Royal Dutch Shell PLC – Class B	966,104	15,466,008
TOTAL SA	264,849	9,400,119

		66,338,364

Oil & Gas Exploration & Production – 0.5%
Aker BP ASA	71,303	1,170,616
EOG Resources, Inc.	59,538	2,828,650
Inpex Corp.	142,300	918,560

		4,917,826

Oil & Gas Refining & Marketing – 0.6%
JXTG Holdings, Inc.	438,300	1,553,932
Motor Oil Hellas Corinth Refineries SA	77,728	1,151,687
S-Oil Corp.	28,430	1,632,305
Tupras Turkiye Petrol Rafinerileri AS(b)	70,914	920,896

		5,258,820

Oil & Gas Storage & Transportation – 0.2%
Frontline Ltd./Bermuda(a)	136,649	1,279,035
TC Energy Corp.	10,116	465,556

		1,744,591

		78,259,601

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 5.8%
Aluminum – 0.2%
Alcoa Corp.(b)	192,280	$1,567,082

Commodity Chemicals – 0.2%
Mitsui Chemicals, Inc.	27,300	535,982
Orbia Advance Corp. SAB de CV	1,144,609	1,361,601

		1,897,583

Construction Materials – 0.1%
Grupo Cementos de Chihuahua SAB de CV	258,307	748,631

Copper – 0.6%
Antofagasta PLC	158,668	1,624,747
First Quantum Minerals Ltd.	269,333	1,644,693
Lundin Mining Corp.	269,906	1,322,432
OZ Minerals Ltd.	170,656	983,700

		5,575,572

Diversified Metals & Mining – 1.9%
Anglo American PLC	102,661	1,825,831
BHP Group Ltd.	4,118	84,066
Boliden AB(a)	70,192	1,414,888
Glencore PLC(b)	2,093,203	3,921,488
Korea Zinc Co., Ltd.	5,216	1,657,823
MMC Norilsk Nickel PJSC (ADR)(a)	33,837	925,104
Orocobre Ltd.(a)(b)	156,436	227,068
Rio Tinto PLC	136,853	6,352,526
Sumitomo Metal Mining Co., Ltd.	46,900	1,168,890

		17,577,684

Gold – 1.8%
Agnico Eagle Mines Ltd.	85,076	4,970,890
AngloGold Ashanti Ltd.	140,955	3,440,732
Evolution Mining Ltd.	634,290	2,065,588
Kirkland Lake Gold Ltd.	63,700	2,633,211
Northern Star Resources Ltd.	195,130	1,575,689
Polyus PJSC (GDR)(c)	18,852	1,538,032

		16,224,142

Paper Products – 0.2%
Suzano SA(b)	283,400	2,053,880

Precious Metals & Minerals – 0.0%
Industrias Penoles SAB de CV	58,748	449,733

Silver – 0.1%
Wheaton Precious Metals Corp.	13,127	498,787

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Chemicals – 0.3%
Akzo Nobel NV(a)	6,660	$505,426
Chr Hansen Holding A/S	3,037	261,861
Evonik Industries AG	57,724	1,420,035
Umicore SA	5,521	239,283

		2,426,605

Steel – 0.4%
APERAM SA	70,230	1,819,718
ArcelorMittal SA	135,978	1,485,312
Fortescue Metals Group Ltd.	6,420	49,063

		3,354,093

		52,373,792

Software & Services – 2.0%
Application Software – 0.3%
Adobe, Inc.(b)	952	336,665
Cadence Design Systems, Inc.(b)	13,742	1,114,889
Constellation Software, Inc./Canada	294	282,717
Intuit, Inc.	4,705	1,269,456

		3,003,727

Data Processing & Outsourced Services – 0.4%
Mastercard, Inc. – Class A	4,096	1,126,277
Paychex, Inc.	9,194	629,973
Visa, Inc. – Class A	10,915	1,950,729

		3,706,979

Internet Services & Infrastructure – 0.2%
GDS Holdings Ltd. (ADR)(b)	24,330	1,394,596
VeriSign, Inc.(b)	1,629	341,259

		1,735,855

IT Consulting & Other Services – 0.2%
Accenture PLC – Class A	7,572	1,402,259
Atos SE	2,077	148,535
Fujitsu Ltd.	1,500	145,722

		1,696,516

Systems Software – 0.9%
Fortinet, Inc.(b)	9,368	1,009,308
Microsoft Corp.	17,291	3,098,720
NortonLifeLock, Inc.	48,646	1,034,700
Oracle Corp.	2,097	111,078
ServiceNow, Inc.(b)	3,927	1,380,498
Trend Micro, Inc./Japan	7,300	370,342

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

VMware, Inc. – Class A(a)(b)	4,909	$645,632

		7,650,278

		17,793,355

Pharmaceuticals & Biotechnology – 1.7%
Biotechnology – 0.3%
Amgen, Inc.	2,685	642,306
Biogen, Inc.(b)	231	68,568
Gilead Sciences, Inc.	12,657	1,063,188
Incyte Corp.(b)	4,635	452,654
Vertex Pharmaceuticals, Inc.(b)	3,391	851,819

		3,078,535

Life Sciences Tools & Services – 0.2%
Bio-Rad Laboratories, Inc. – Class A(b)	1,863	819,906
Lonza Group AG	1,080	471,599
Sartorius Stedim Biotech(b)	2,547	610,702

		1,902,207

Pharmaceuticals – 1.2%
Astellas Pharma, Inc.	5,500	90,965
Bausch Health Cos., Inc.(b)	19,682	355,618
Bayer AG	11,389	749,047
Eli Lilly & Co.	9,188	1,420,832
Johnson & Johnson	14,312	2,147,372
Merck & Co., Inc.	20,015	1,587,990
Novartis AG	1,530	130,568
Novo Nordisk A/S – Class B	13,769	878,325
Roche Holding AG	3,729	1,291,343
UCB SA	6,109	559,822
Zoetis, Inc.	9,350	1,209,049

		10,420,931

		15,401,673

Food Beverage & Tobacco – 1.4%
Packaged Foods & Meats – 0.8%
a2 Milk Co., Ltd.(b)	36,391	433,123
Ajinomoto Co., Inc.	11,800	210,167
Hershey Co. (The)	7,390	978,658
JBS SA	608,400	2,667,253
Mowi ASA	113,095	1,936,979
Nestle SA	8,531	903,518
WH Group Ltd.(c)	329,500	314,261

		7,443,959

Soft Drinks – 0.3%
Coca-Cola Amatil Ltd.	60,268	335,548
Monster Beverage Corp.(b)	4,383	270,913

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PepsiCo, Inc.	11,805	$1,561,683

		2,168,144

Tobacco – 0.3%
Altria Group, Inc.	28,946	1,136,131
Philip Morris International, Inc.	17,662	1,317,585
Swedish Match AB	5,832	360,397

		2,814,113

		12,426,216

Utilities – 1.1%
Electric Utilities – 0.5%
Endesa SA	13,587	301,362
Enel SpA	427,620	2,920,834
PPL Corp.	35,021	890,234
Red Electrica Corp. SA	29,704	522,846
Terna Rete Elettrica Nazionale SpA	93,326	584,401

		5,219,677

Gas Utilities – 0.1%
Snam SpA	116,903	524,414

Multi-Utilities – 0.4%
Atco Ltd./Canada – Class I	12,827	360,219
Canadian Utilities Ltd. – Class A	16,468	401,777
CenterPoint Energy, Inc.	4,698	80,007
Consolidated Edison, Inc.	11,817	931,179
Sempra Energy	8,349	1,034,024
Suez	38,697	437,711
Veolia Environnement SA	20,801	443,445

		3,688,362

Water Utilities – 0.1%
Severn Trent PLC	25,114	753,609

		10,186,062

Media & Entertainment – 1.1%
Interactive Home Entertainment – 0.4%
Activision Blizzard, Inc.	17,463	1,112,917
Electronic Arts, Inc.(b)	9,590	1,095,753
Take-Two Interactive Software, Inc.(b)	7,732	935,959
Ubisoft Entertainment SA(b)	7,550	561,583

		3,706,212

Interactive Media & Services – 0.5%
Alphabet, Inc. – Class A(b)	607	817,447
Alphabet, Inc. – Class C(b)	460	620,384
Facebook, Inc. – Class A(b)	12,757	2,611,485
Z Holdings Corp.	137,400	530,271

		4,579,587

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Movies & Entertainment – 0.2%
Netflix, Inc.(b)	3,661	$1,537,071

		9,822,870

Retailing – 0.9%
Apparel Retail – 0.0%
Hennes & Mauritz AB – Class B	13,851	189,337

Automotive Retail – 0.1%
O’Reilly Automotive, Inc.(b)	2,751	1,062,821

Computer & Electronics Retail – 0.0%
Hikari Tsushin, Inc.	900	174,177

Department Stores – 0.1%
Next PLC	9,668	575,619

General Merchandise Stores – 0.1%
Dollar General Corp.	1,415	248,050
Pan Pacific International Holdings Corp.	1,900	36,810

		284,860

Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.(b)	1,140	2,820,360
Booking Holdings, Inc.(b)	691	1,023,074
eBay, Inc.	29,024	1,156,026
Zalando SE(b)(c)	11,926	584,537

		5,583,997

		7,870,811

Semiconductors & Semiconductor Equipment – 0.8%
Semiconductor Equipment – 0.4%
Advantest Corp.(a)	10,100	490,067
Applied Materials, Inc.	20,622	1,024,501
ASML Holding NV	2,605	760,882
Lam Research Corp.	4,035	1,030,055
Tokyo Electron Ltd.	2,700	575,048

		3,880,553

Semiconductors – 0.4%
Intel Corp.	30,530	1,831,189
QUALCOMM, Inc.	15,538	1,222,375
STMicroelectronics NV	25,293	651,331

		3,704,895

		7,585,448

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Durables & Apparel – 0.8%
Apparel, Accessories & Luxury Goods – 0.2%
Burberry Group PLC	33,923	$589,023
Pandora A/S	15,908	565,665
Ralph Lauren Corp.	10,171	750,416

		1,905,104

Consumer Electronics – 0.1%
Garmin Ltd.	7,503	608,944
Panasonic Corp.	33,900	258,419

		867,363

Homebuilding – 0.5%
Construtora Tenda SA	187,200	800,038
Corp. GEO SAB de CV Series B(b)(d)(e)(f)	1,321	– 0	–
Desarrolladora Homex SAB de CV(b)	1,590	3
MRV Engenharia e Participacoes SA	203,700	567,509
Persimmon PLC	42,440	1,175,852
PulteGroup, Inc.	65,170	1,842,356
Urbi Desarrollos Urbanos SAB de CV(b)	172	6

		4,385,764

		7,158,231

Diversified Financials – 0.7%
Asset Management & Custody Banks – 0.2%
Amundi SA(c)	1,963	130,292
Franklin Resources, Inc.	21,344	402,121
Magellan Financial Group Ltd.	10,758	352,396
T. Rowe Price Group, Inc.	9,346	1,080,678

		1,965,487

Financial Exchanges & Data – 0.2%
Moody’s Corp.	4,714	1,149,745
S&P Global, Inc.	3,316	971,190
Singapore Exchange Ltd.	44,600	304,132

		2,425,067

Investment Banking & Brokerage – 0.2%
Goldman Sachs Group, Inc. (The)	5,884	1,079,243
Morgan Stanley	2,212	87,219
Nomura Holdings, Inc.	131,200	544,430

		1,710,892

Multi-Sector Holdings – 0.1%
Kinnevik AB – Class B	28,256	580,744

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Other Diversified Financial Services – 0.0%
M&G PLC	67,707	$112,246

		6,794,436

Transportation – 0.6%
Airport Services – 0.0%
Aena SME SA(b)(c)	1,630	206,334

Highways & Railtracks – 0.4%
Transurban Group(a)	448,135	3,995,019

Railroads – 0.1%
Canadian Pacific Railway Ltd.	2,254	512,285
Central Japan Railway Co.	1,800	283,238
Tobu Railway Co., Ltd.	6,000	203,520
West Japan Railway Co.	4,400	271,910

		1,270,953

Trucking – 0.1%
Nippon Express Co., Ltd.	9,700	473,769

		5,946,075

Health Care Equipment & Services – 0.6%
Health Care Distributors – 0.0%
AmerisourceBergen Corp. – Class A	4,935	442,472

Health Care Equipment – 0.3%
Cochlear Ltd.	3,680	437,542
Edwards Lifesciences Corp.(b)	5,111	1,111,643
Insulet Corp.(b)	1,616	322,748
Intuitive Surgical, Inc.(b)	2,080	1,062,630

		2,934,563

Health Care Supplies – 0.1%
Coloplast A/S – Class B	3,774	595,250

Health Care Technology – 0.1%
Cerner Corp.	15,237	1,057,295

Managed Health Care – 0.1%
Humana, Inc.	2,079	793,804

		5,823,384

Telecommunication Services – 0.4%
Integrated Telecommunication Services – 0.3%
Elisa Oyj	9,522	578,635
Eutelsat Communications SA	10,698	119,778

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecom Italia SpA/Milano (Savings Shares)	513,389	$204,755
Telenor ASA	29,625	454,419
Verizon Communications, Inc.	27,065	1,554,884

		2,912,471

Wireless Telecommunication Services – 0.1%
T-Mobile US, Inc.(b)	12,638	1,109,616

		4,022,087

Capital Goods – 0.4%
Aerospace & Defense – 0.0%
BAE Systems PLC	20,872	133,130

Building Products – 0.0%
Cie de Saint-Gobain	11,773	313,255

Construction & Farm Machinery & Heavy Trucks – 0.1%
Cummins, Inc.	3,221	526,633

Electrical Components & Equipment – 0.2%
Acuity Brands, Inc.	7,143	618,513
Legrand SA	8,201	549,816
Prysmian SpA	6,074	114,604

		1,282,933

Industrial Conglomerates – 0.0%
Toshiba Corp.	3,700	91,752

Industrial Machinery – 0.1%
Atlas Copco AB – Class B SHS	12,320	381,080
Spirax-Sarco Engineering PLC	6,558	717,704

		1,098,784

Trading Companies & Distributors – 0.0%
AerCap Holdings NV(b)	6,417	180,446

		3,626,933

Commercial & Professional Services – 0.4%
Diversified Support Services – 0.1%
Copart, Inc.(b)	12,109	970,052

Human Resource & Employment Services – 0.0%
Adecco Group AG	771	33,740

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Research & Consulting Services – 0.3%
CoStar Group, Inc.(b)	1,738	$1,126,676
RELX PLC (London)	37,308	841,735
Wolters Kluwer NV(a)	8,321	612,038

		2,580,449

		3,584,241

Technology Hardware & Equipment – 0.4%
Electronic Equipment & Instruments – 0.1%
Hitachi Ltd.	13,100	388,801

Technology Hardware, Storage & Peripherals – 0.3%
Apple, Inc.	10,514	3,089,013

		3,477,814

Banks – 0.3%
Diversified Banks – 0.3%
Banco de Sabadell SA(b)	678,313	281,226
BNP Paribas SA	5,243	164,716
Citigroup, Inc.	21,567	1,047,293
Japan Post Bank Co., Ltd.	51,800	480,973
Mizuho Financial Group, Inc.	298,300	347,346
National Bank of Canada	3,626	146,243
Societe Generale SA	20,719	325,061

		2,792,858

Regional Banks – 0.0%
Mebuki Financial Group, Inc.	106,800	224,351
Zions Bancorp NA	6,066	191,746

		416,097

		3,208,955

Insurance – 0.3%
Life & Health Insurance – 0.3%
Aegon NV	162,112	419,326
AIA Group Ltd.	10,000	91,778
iA Financial Corp., Inc.	9,277	301,180
Japan Post Holdings Co., Ltd.	22,100	176,776
Legal & General Group PLC	53,589	137,777
MetLife, Inc.	25,179	908,458
Sun Life Financial, Inc.	11,728	401,985

		2,437,280

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.2%
Food Retail – 0.1%
Koninklijke Ahold Delhaize NV	25,835	$627,282
Woolworths Group Ltd.	21,744	503,198

		1,130,480

Hypermarkets & Super Centers – 0.1%
Coles Group Ltd.	44,018	441,405
Walmart, Inc.	3,959	481,216

		922,621

		2,053,101

Consumer Services – 0.2%
Casinos & Gaming – 0.1%
Aristocrat Leisure Ltd.	22,198	364,043
Flutter Entertainment PLC	61	7,507
Stars Group, Inc. (The)(a)(b)	6,363	177,503

		549,053

Hotels, Resorts & Cruise Lines – 0.0%
Whitbread PLC	1,302	48,842

Leisure Facilities – 0.1%
Planet Fitness, Inc.(b)	13,700	826,521

Restaurants – 0.0%
Domino’s Pizza, Inc.	1,267	458,565

		1,882,981

Household & Personal Products – 0.1%
Household Products – 0.0%
Kimberly-Clark Corp.	2,064	285,823

Personal Products – 0.1%
Unilever PLC	15,639	805,286

		1,091,109

Automobiles & Components – 0.1%
Tires & Rubber – 0.1%
Sumitomo Rubber Industries Ltd.	51,300	497,945

Total Common Stocks (cost $675,995,736)		578,018,778

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 8.2%
Japan – 8.2%
Japanese Government CPI Linked Bond Series 21 0.10%, 03/10/2026 (cost $75,096,297)	JPY	8,034,949	$74,797,693

		Shares
INVESTMENT COMPANIES – 7.3%
Funds and Investment Trusts – 7.3%(g)
iShares Global Energy ETF(a)		1,021,097	20,054,345
iShares MSCI Global Metals & Mining Producers ETF		559,596	11,919,395
VanEck Vectors Agribusiness ETF(a)		101,869	5,652,711
VanEck Vectors Gold Miners ETF		123,255	3,976,206
Vanguard Global ex-U.S. Real Estate ETF		258,611	11,546,981
Vanguard Real Estate ETF		174,600	13,288,806

Total Investment Companies (cost $60,247,268)			66,438,444

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.4%
Options on Forward Contracts – 0.4%
RUB vs. USD Expiration: Jul 2020, Contracts: 2,385,604,350; Exercise Price: RUB 67.35 Counterparty: Deutsche Bank AG(b) (premiums paid $1,004,221)		2,385,604,350	3,638,796

		Shares
SHORT-TERM INVESTMENTS – 14.9%
Investment Companies – 14.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.35%(g)(h)(i) (cost $135,564,296)		135,564,296	135,564,296

Total Investments Before Security Lending Collateral for Securities Loaned – 94.3% (cost $947,907,818)			858,458,007

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.35%(g)(h)(i) (cost $7,958,536)	7,958,536	$7,958,536

Total Investments – 95.2% (cost $955,866,354)		866,416,543
Other assets less liabilities – 4.8%		43,482,185

Net Assets – 100.0%		$909,898,728

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	120	October 2020	$3,954,000	$(773,718)
Brent Crude Futures	166	April 2021	6,039,080	(341,915)
Cocoa Futures	194	July 2020	4,683,160	176,364
Copper Futures	61	December 2020	3,602,813	(23,243)
Cotton No.2 Futures	164	July 2020	4,701,060	150,871
Gasoline RBOB Futures	46	August 2020	1,616,118	(15,017)
Gasoline RBOB Futures	128	November 2020	4,202,419	(1,434,978)
Gold 100 OZ Futures	104	June 2020	17,619,680	982,237
KC HRW Wheat Futures	27	July 2020	658,800	(22,018)
Lean Hogs Futures	151	June 2020	3,560,580	(42,324)
Lean Hogs Futures	65	August 2020	1,632,800	10,685
Live Cattle Futures	94	June 2020	3,231,720	90,596
Live Cattle Futures	43	August 2020	1,584,120	37,989
LME Nickel Futures	72	July 2020	5,263,056	(208,891)
LME Nickel Futures	37	December 2020	2,727,492	11,766
LME Primary Aluminum Futures	72	July 2020	2,681,550	(99,654)
LME Zinc Futures	93	July 2020	4,507,012	50,318
Low Sulphur Gasoil Futures	145	December 2020	4,415,250	(1,227,458)
Mini MSCI EAFE Futures	120	June 2020	9,829,800	1,396,302
Natural Gas Futures	1,006	November 2020	29,928,500	4,392,910
NY HARB ULSD Futures	84	November 2020	3,684,290	(971,488)
Platinum Futures	17	July 2020	691,050	(16,996)
S&P 500 E-Mini Futures	271	June 2020	39,327,520	7,249,715
S&P/TSX 60 Index Futures	8	June 2020	1,020,956	110,000
Silver Futures	12	July 2020	898,380	(86,722)
Soybean Futures	30	July 2020	1,282,875	24,286
Soybean Meal Futures	303	July 2020	8,941,530	(98,671)
Soybean Oil Futures	443	July 2020	7,070,280	(936,477)

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Wheat Futures (CBT)	24	July 2020	$629,100	$(26,471)
WTI Crude Futures	169	May 2021	5,578,690	(314,247)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	31	June 2020	44,136,327	535,662
Corn Futures	75	July 2020	1,200,000	(13,145)
LME Nickel Futures	72	July 2020	5,263,056	(75,038)
LME Nickel Futures	37	December 2020	2,727,492	(193,665)
LME Primary Aluminum Futures	169	July 2020	6,294,194	856,404
LME Zinc Futures	75	July 2020	3,634,687	131,518
MSCI Emerging Markets Futures	185	June 2020	8,379,575	(552,604)
NY Harbor ULSD Futures	40	August 2020	1,615,152	14,288
Sugar 11 (World) Futures	205	June 2020	2,380,952	(206,989)

				$8,540,182

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	1,124	SGD	1,571	06/15/2020	$(9,822)
Australia and New Zealand Banking Group Ltd.	USD	998	AUD	1,733	06/15/2020	131,385
Australia and New Zealand Banking Group Ltd.	USD	5,873	CNY	41,498	06/16/2020	(10,523)
Australia and New Zealand Banking Group Ltd.	USD	6,872	HKD	53,824	05/26/2020	68,887
Bank of America, NA	RUB	647,993	USD	9,913	07/09/2020	1,292,376
Bank of America, NA	RUB	181,536	USD	2,486	05/20/2020	48,867
Bank of America, NA	JPY	113,186	USD	1,051	06/15/2020	(4,110)
Bank of America, NA	CAD	11,742	USD	8,179	05/22/2020	(256,356)
Bank of America, NA	CNY	6,675	USD	945	06/15/2020	2,475
Bank of America, NA	EUR	3,828	USD	4,130	06/10/2020	(68,025)
Bank of America, NA	AUD	2,624	USD	1,664	06/15/2020	(46,473)
Bank of America, NA	EUR	1,929	USD	2,113	05/29/2020	(1,796)
Bank of America, NA	EUR	959	USD	1,076	06/15/2020	24,120
Bank of America, NA	EUR	765	USD	830	06/15/2020	(9,477)
Bank of America, NA	USD	1,344	EUR	1,241	06/15/2020	16,705
Bank of America, NA	USD	1,046	NZD	1,734	05/20/2020	17,097
Bank of America, NA	EUR	1,753	CZK	47,299	05/29/2020	(8,536)
Bank of America, NA	USD	7,252	CHF	6,817	05/29/2020	(184,767)
Bank of America, NA	USD	2,615	CAD	3,654	05/22/2020	10,084
Bank of America, NA	USD	824	NOK	8,352	06/15/2020	(8,823)
Bank of America, NA	USD	494	JPY	52,705	06/15/2020	(2,162)
Bank of America, NA	USD	1,085	JPY	119,110	06/15/2020	25,394
Barclays Bank PLC	IDR	21,143,393	USD	1,395	05/05/2020	(26,446)
Barclays Bank PLC	KRW	5,008,967	USD	4,104	05/14/2020	(20,785)
Barclays Bank PLC	KRW	4,996,328	USD	4,139	05/14/2020	25,055
Barclays Bank PLC	CLP	6,053,874	USD	7,245	05/13/2020	(8,416)
Barclays Bank PLC	JPY	620,249	USD	5,800	05/20/2020	19,055

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	PHP	291,304	USD	5,770	05/28/2020	$5,367
Barclays Bank PLC	INR	158,782	USD	2,040	07/23/2020	(41,340)
Barclays Bank PLC	TWD	333,373	USD	11,138	05/21/2020	(95,170)
Barclays Bank PLC	JPY	146,610	USD	1,375	06/15/2020	8,588
Barclays Bank PLC	PHP	58,905	USD	1,159	05/28/2020	(6,424)
Barclays Bank PLC	CNY	41,498	USD	5,851	06/16/2020	(11,276)
Barclays Bank PLC	NOK	41,459	USD	4,028	05/20/2020	(19,546)
Barclays Bank PLC	CNY	81,369	USD	11,647	05/21/2020	139,825
Barclays Bank PLC	MYR	23,354	USD	5,259	08/13/2020	(138,254)
Barclays Bank PLC	SEK	22,053	USD	2,200	05/14/2020	(60,234)
Barclays Bank PLC	MYR	23,166	USD	5,433	08/13/2020	78,510
Barclays Bank PLC	EUR	1,146	USD	1,258	05/20/2020	1,762
Barclays Bank PLC	USD	2,215	AUD	3,716	06/15/2020	206,546
Barclays Bank PLC	USD	1,628	GBP	1,245	06/15/2020	(59,594)
Barclays Bank PLC	USD	4,261	CAD	5,962	05/22/2020	22,587
Barclays Bank PLC	USD	1,679	CHF	1,612	05/20/2020	(8,348)
Barclays Bank PLC	USD	8,243	MYR	34,278	08/13/2020	(320,508)
Barclays Bank PLC	USD	4,868	CHF	4,703	05/20/2020	6,711
Barclays Bank PLC	USD	2,854	MYR	12,448	08/13/2020	23,095
Barclays Bank PLC	USD	4,622	SGD	6,688	05/21/2020	121,732
Barclays Bank PLC	USD	957	CNY	6,849	06/15/2020	10,197
Barclays Bank PLC	USD	11,585	CNY	81,270	05/21/2020	(91,538)
Barclays Bank PLC	USD	2,775	TRY	19,129	05/28/2020	(51,418)
Barclays Bank PLC	USD	1,679	MXN	41,322	06/19/2020	22,814
Barclays Bank PLC	USD	2,065	MXN	49,411	06/19/2020	(29,519)
Barclays Bank PLC	USD	8,173	SEK	81,456	05/20/2020	177,796
Barclays Bank PLC	USD	4,054	RUB	260,152	07/09/2020	(592,550)
Barclays Bank PLC	USD	6,290	PHP	323,838	05/28/2020	118,800
Barclays Bank PLC	USD	2,546	JPY	272,384	06/15/2020	(6,883)
Barclays Bank PLC	USD	19,141	TWD	574,805	05/21/2020	226,552
Barclays Bank PLC	USD	2,089	JPY	228,086	06/15/2020	37,155
Barclays Bank PLC	USD	9,312	KRW	11,006,827	05/14/2020	(248,387)
Barclays Bank PLC	USD	1,464	IDR	21,143,393	05/05/2020	(42,110)
BNP Paribas SA	IDR	17,593,677	USD	1,198	05/05/2020	15,303
BNP Paribas SA	CNY	11,601	USD	1,635	06/15/2020	(3,509)
BNP Paribas SA	USD	1,062	ZAR	19,213	05/15/2020	(26,456)
BNP Paribas SA	USD	2,190	MXN	53,800	06/19/2020	26,589
BNP Paribas SA	USD	1,161	IDR	17,593,677	05/05/2020	22,006
Citibank, NA	JPY	9,481,529	USD	87,237	06/05/2020	(1,148,817)
Citibank, NA	COP	8,629,941	USD	2,161	05/13/2020	(17,496)
Citibank, NA	CLP	2,443,054	USD	2,902	05/13/2020	(25,248)
Citibank, NA	HUF	852,195	USD	2,612	05/20/2020	(36,761)
Citibank, NA	RUB	593,080	USD	8,160	05/20/2020	196,531
Citibank, NA	JPY	152,919	USD	1,422	06/15/2020	(3,794)
Citibank, NA	NOK	15,770	USD	1,542	06/15/2020	2,374
Citibank, NA	BRL	8,205	USD	1,563	05/05/2020	54,316
Citibank, NA	EUR	4,712	USD	5,099	06/10/2020	(68,309)
Citibank, NA	EUR	6,778	USD	7,412	06/15/2020	(22,134)
Citibank, NA	ILS	4,198	USD	1,160	06/15/2020	(45,933)
Citibank, NA	GBP	2,893	USD	3,725	05/15/2020	80,839
Citibank, NA	CAD	2,454	USD	1,774	06/15/2020	10,362
Citibank, NA	AUD	1,689	USD	1,105	06/11/2020	4,252

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	CHF	628	USD	643	06/15/2020	$(7,924)
Citibank, NA	USD	506	GBP	417	06/15/2020	18,932
Citibank, NA	USD	1,512	BRL	8,205	05/05/2020	(3,030)
Citibank, NA	EUR	5,075	CZK	136,251	05/20/2020	(51,664)
Citibank, NA	USD	4,316	SGD	6,069	06/15/2020	(11,336)
Citibank, NA	USD	1,014	TRY	7,104	05/28/2020	(2,534)
Citibank, NA	USD	6,472	AUD	10,896	06/11/2020	629,351
Citibank, NA	USD	2,294	BRL	12,396	06/02/2020	(19,595)
Citibank, NA	USD	1,686	HKD	13,082	06/16/2020	52
Citibank, NA	USD	1,735	INR	135,566	07/23/2020	41,872
Citibank, NA	USD	8,268	RUB	604,266	05/20/2020	(154,680)
Citibank, NA	USD	1,575	JPY	165,411	06/15/2020	(32,319)
Citibank, NA	USD	4,865	CLP	4,153,008	05/13/2020	110,945
Citibank, NA	USD	831	COP	3,312,118	05/13/2020	5,259
Citibank, NA	USD	4,676	KRW	5,671,573	05/14/2020	(5,969)
Credit Suisse International	HKD	105,000	USD	13,380	05/26/2020	(159,901)
Credit Suisse International	AUD	2,825	USD	1,645	06/15/2020	(196,626)
Credit Suisse International	USD	2,639	EUR	2,435	06/15/2020	32,222
Credit Suisse International	USD	3,172	AUD	4,954	06/11/2020	56,811
Credit Suisse International	USD	6,528	HKD	51,177	05/26/2020	71,914
Credit Suisse International	USD	3,257	KRW	3,872,101	05/14/2020	(67,983)
Deutsche Bank AG	JPY	281,966	USD	2,592	06/05/2020	(36,456)
Deutsche Bank AG	JPY	316,963	USD	2,919	05/20/2020	(34,687)
Deutsche Bank AG	PEN	37,240	USD	10,679	05/13/2020	(347,395)
Deutsche Bank AG	NOK	11,572	USD	1,096	05/20/2020	(33,817)
Deutsche Bank AG	CAD	5,609	USD	4,015	05/20/2020	(13,937)
Deutsche Bank AG	AUD	5,537	USD	3,488	05/20/2020	(120,781)
Deutsche Bank AG	BRL	5,110	USD	988	05/05/2020	48,693
Deutsche Bank AG	GBP	534	USD	662	05/20/2020	(10,736)
Deutsche Bank AG	USD	2,190	CAD	3,076	05/22/2020	19,524
Deutsche Bank AG	USD	9,463	PEN	33,055	05/13/2020	324,315
Deutsche Bank AG	CHF	4,474	EUR	4,238	05/29/2020	8,310
Deutsche Bank AG	USD	942	BRL	5,110	05/05/2020	(1,887)
Deutsche Bank AG	USD	4,002	CAD	5,609	05/20/2020	27,529
Deutsche Bank AG	USD	8,170	NZD	13,480	05/20/2020	97,540
Deutsche Bank AG	USD	14,163	RUB	951,051	07/09/2020	(1,510,272)
Goldman Sachs Bank USA	JPY	265,239	USD	2,409	06/15/2020	(63,866)
Goldman Sachs Bank USA	RUB	200,703	USD	3,082	07/09/2020	412,246
Goldman Sachs Bank USA	AUD	10,575	USD	6,893	05/20/2020	1,476
Goldman Sachs Bank USA	NZD	9,277	USD	5,520	06/04/2020	(170,126)
Goldman Sachs Bank USA	ILS	7,722	USD	2,215	06/18/2020	(2,506)
Goldman Sachs Bank USA	DKK	6,640	USD	1,010	05/14/2020	34,919
Goldman Sachs Bank USA	SGD	2,298	USD	1,585	06/15/2020	(44,646)
Goldman Sachs Bank USA	EUR	2,245	USD	2,434	05/20/2020	(27,285)
Goldman Sachs Bank USA	CAD	2,234	USD	1,674	06/15/2020	69,260
Goldman Sachs Bank USA	CAD	1,739	USD	1,241	06/15/2020	(8,495)
Goldman Sachs Bank USA	CHF	1,062	USD	1,091	05/29/2020	(9,844)
Goldman Sachs Bank USA	USD	548	CAD	793	06/15/2020	21,873
Goldman Sachs Bank USA	USD	755	NZD	1,298	06/04/2020	41,260
Goldman Sachs Bank USA	USD	1,766	CHF	1,714	05/20/2020	10,871
Goldman Sachs Bank USA	USD	1,892	CHF	1,798	06/15/2020	(27,531)
Goldman Sachs Bank USA	USD	2,144	CHF	2,079	06/15/2020	12,041

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	2,107	CAD	2,942	05/22/2020	$6,441
Goldman Sachs Bank USA	USD	696	NOK	7,589	06/15/2020	44,607
Goldman Sachs Bank USA	USD	1,176	TRY	8,240	05/28/2020	(3,165)
Goldman Sachs Bank USA	USD	947	ZAR	17,646	05/15/2020	3,735
Goldman Sachs Bank USA	USD	725	MXN	18,327	06/19/2020	30,116
Goldman Sachs Bank USA	USD	1,442	ZAR	26,081	05/15/2020	(36,113)
Goldman Sachs Bank USA	USD	2,008	TWD	60,126	05/21/2020	18,214
Goldman Sachs Bank USA	USD	3,780	RUB	242,003	07/09/2020	(560,549)
Goldman Sachs Bank USA	USD	1,258	JPY	128,225	06/15/2020	(62,537)
HSBC Bank USA	JPY	228,830	USD	2,116	06/05/2020	(17,412)
HSBC Bank USA	HKD	164,927	USD	21,185	07/27/2020	(67,238)
HSBC Bank USA	CNY	104,828	USD	14,974	05/21/2020	149,023
HSBC Bank USA	THB	67,640	USD	2,044	05/21/2020	(46,236)
HSBC Bank USA	BRL	8,205	USD	1,512	05/05/2020	3,031
HSBC Bank USA	BRL	4,126	USD	730	06/02/2020	(27,224)
HSBC Bank USA	CAD	2,596	USD	1,834	05/22/2020	(31,028)
HSBC Bank USA	GBP	1,433	USD	1,779	05/15/2020	(25,913)
HSBC Bank USA	USD	679	SGD	965	06/15/2020	5,451
HSBC Bank USA	USD	2,140	NZD	3,606	06/04/2020	71,540
HSBC Bank USA	USD	1,444	BRL	8,205	05/05/2020	65,062
HSBC Bank USA	USD	2,199	INR	167,044	07/23/2020	(9,050)
JPMorgan Chase Bank, NA	IDR	57,272,509	USD	3,986	05/05/2020	135,308
JPMorgan Chase Bank, NA	KRW	7,215,312	USD	6,118	05/14/2020	176,075
JPMorgan Chase Bank, NA	TWD	142,968	USD	4,788	05/21/2020	(28,797)
JPMorgan Chase Bank, NA	NOK	84,039	USD	8,155	05/20/2020	(48,849)
JPMorgan Chase Bank, NA	CZK	34,420	USD	1,339	05/20/2020	(53,581)
JPMorgan Chase Bank, NA	SGD	10,302	USD	7,207	05/21/2020	(99,437)
JPMorgan Chase Bank, NA	BRL	6,108	USD	1,095	06/02/2020	(25,833)
JPMorgan Chase Bank, NA	CAD	4,742	USD	3,397	05/22/2020	(9,974)
JPMorgan Chase Bank, NA	AUD	4,673	USD	2,993	05/20/2020	(52,439)
JPMorgan Chase Bank, NA	GBP	3,977	USD	4,954	05/20/2020	(55,207)
JPMorgan Chase Bank, NA	GBP	663	USD	826	06/15/2020	(9,086)
JPMorgan Chase Bank, NA	USD	1,448	GBP	1,126	05/15/2020	(29,984)
JPMorgan Chase Bank, NA	USD	3,684	NZD	6,130	06/04/2020	74,944
JPMorgan Chase Bank, NA	USD	4,977	NZD	8,168	05/20/2020	32,726
JPMorgan Chase Bank, NA	USD	3,098	TRY	20,190	05/28/2020	(223,422)
JPMorgan Chase Bank, NA	USD	4,353	SEK	42,678	05/20/2020	21,807
JPMorgan Chase Bank, NA	USD	44	KRW	52,965	08/13/2020	(193)
JPMorgan Chase Bank, NA	USD	14,943	CNY	104,828	05/21/2020	(118,071)
JPMorgan Chase Bank, NA	USD	1,569	HUF	502,489	05/20/2020	(6,839)
JPMorgan Chase Bank, NA	USD	877	CLP	747,430	05/13/2020	18,514
JPMorgan Chase Bank, NA	USD	1,756	KRW	2,124,817	05/14/2020	(6,581)
JPMorgan Chase Bank, NA	USD	1,885	COP	7,434,403	05/13/2020	(9,004)
JPMorgan Chase Bank, NA	USD	3,779	IDR	57,272,509	05/05/2020	71,635
Morgan Stanley & Co., Inc.	IDR	148,324,419	USD	9,691	05/05/2020	(279,961)
Morgan Stanley & Co., Inc.	BRL	15,544	USD	3,102	05/05/2020	243,302
Morgan Stanley & Co., Inc.	PEN	3,529	USD	1,043	05/13/2020	(1,599)
Morgan Stanley & Co., Inc.	CHF	2,114	USD	2,175	05/29/2020	(16,800)
Morgan Stanley & Co., Inc.	CHF	832	USD	849	06/15/2020	(13,953)
Morgan Stanley & Co., Inc.	USD	1,089	GBP	873	05/15/2020	10,343
Morgan Stanley & Co., Inc.	USD	2,520	SGD	3,614	05/21/2020	42,356
Morgan Stanley & Co., Inc.	USD	2,864	BRL	15,544	05/05/2020	(5,741)

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	12,798	JPY	1,385,154	06/05/2020	$114,017
Morgan Stanley & Co., Inc.	USD	5,273	KRW	6,249,082	05/14/2020	(127,012)
Morgan Stanley & Co., Inc.	USD	7,237	IDR	101,023,606	05/05/2020	(445,146)
Morgan Stanley & Co., Inc.	USD	2,956	IDR	47,300,813	07/23/2020	110,859
Morgan Stanley & Co., Inc.	USD	3,121	IDR	47,300,813	05/05/2020	59,163
Natwest Markets PLC	JPY	465,806	USD	4,377	06/15/2020	34,102
Natwest Markets PLC	JPY	211,595	USD	1,918	06/15/2020	(55,284)
Natwest Markets PLC	MYR	14,284	USD	3,431	08/13/2020	130,272
Natwest Markets PLC	TRY	7,104	USD	1,045	05/28/2020	33,458
Natwest Markets PLC	CAD	2,979	USD	2,108	05/22/2020	(32,154)
Natwest Markets PLC	AUD	2,116	USD	1,272	06/15/2020	(107,395)
Natwest Markets PLC	GBP	1,203	USD	1,435	06/15/2020	(80,221)
Natwest Markets PLC	USD	2,074	EUR	1,914	05/20/2020	23,465
Natwest Markets PLC	USD	3,875	EUR	3,410	06/15/2020	(135,383)
Natwest Markets PLC	USD	4,334	TWD	127,440	11/10/2020	72,562
Natwest Markets PLC	USD	3,946	JPY	426,820	06/15/2020	33,017
Standard Chartered Bank	KRW	4,473,134	USD	3,636	05/14/2020	(47,312)
Standard Chartered Bank	INR	196,805	USD	2,528	07/23/2020	(51,727)
Standard Chartered Bank	TWD	158,736	USD	5,320	05/21/2020	(28,902)
Standard Chartered Bank	NOK	22,420	USD	2,433	06/15/2020	244,058
Standard Chartered Bank	USD	714	CNY	5,074	06/15/2020	2,555
Standard Chartered Bank	USD	1,423	CNY	10,004	06/15/2020	(9,982)
Standard Chartered Bank	USD	4,522	PHP	229,493	05/28/2020	19,688
Standard Chartered Bank	USD	8,859	INR	679,565	07/23/2020	48,895
Standard Chartered Bank	USD	1,857	KRW	2,298,127	05/14/2020	35,853
State Street Bank & Trust Co.	THB	131,120	USD	4,066	05/21/2020	13,883
State Street Bank & Trust Co.	THB	72,005	USD	2,202	05/21/2020	(23,382)
State Street Bank & Trust Co.	ZAR	36,859	USD	1,960	05/15/2020	(26,083)
State Street Bank & Trust Co.	JPY	32,183	USD	299	06/15/2020	(1,059)
State Street Bank & Trust Co.	JPY	25,454	USD	234	06/05/2020	(3,451)
State Street Bank & Trust Co.	CNY	14,231	USD	2,035	06/15/2020	24,460
State Street Bank & Trust Co.	CNY	5,703	USD	801	06/15/2020	(5,051)
State Street Bank & Trust Co.	HKD	5,701	USD	735	06/16/2020	57
State Street Bank & Trust Co.	NZD	1,757	USD	1,046	06/04/2020	(31,435)
State Street Bank & Trust Co.	CHF	748	USD	767	05/29/2020	(8,442)
State Street Bank & Trust Co.	USD	12	CAD	16	05/20/2020	77
State Street Bank & Trust Co.	USD	142	CAD	206	06/15/2020	6,121
State Street Bank & Trust Co.	USD	375	GBP	287	06/15/2020	(13,608)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	374	GBP	308	06/15/2020	$14,939
State Street Bank & Trust Co.	USD	445	EUR	411	06/15/2020	5,337
State Street Bank & Trust Co.	USD	1,076	AUD	1,699	06/11/2020	31,626
State Street Bank & Trust Co.	USD	1,929	EUR	1,716	06/15/2020	(46,823)
State Street Bank & Trust Co.	USD	2,207	SEK	22,112	05/14/2020	60,021
State Street Bank & Trust Co.	USD	864	THB	28,259	05/21/2020	9,784
State Street Bank & Trust Co.	USD	1,831	ZAR	34,434	05/15/2020	24,368
State Street Bank & Trust Co.	USD	1,393	MXN	34,896	06/19/2020	44,405
UBS AG	PHP	553,331	USD	10,877	05/28/2020	(73,489)
UBS AG	JPY	335,643	USD	3,118	06/05/2020	(11,093)
UBS AG	JPY	151,813	USD	1,395	06/15/2020	(20,072)
UBS AG	TWD	127,440	USD	4,340	11/10/2020	(67,135)
UBS AG	BRL	20,654	USD	3,806	05/05/2020	7,628
UBS AG	BRL	20,654	USD	3,660	06/02/2020	(128,482)
UBS AG	NOK	8,799	USD	860	06/15/2020	788
UBS AG	EUR	1,796	USD	1,943	06/10/2020	(26,839)
UBS AG	GBP	937	USD	1,203	06/15/2020	22,803
UBS AG	USD	3,879	NZD	6,334	05/20/2020	6,560
UBS AG	USD	3,669	BRL	20,654	05/05/2020	129,595
UBS AG	USD	1,324	ZAR	24,364	05/15/2020	(11,587)
UBS AG	USD	4,746	JPY	510,822	06/05/2020	15,587

						$(2,662,709)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
RUB vs. USD/ Bank of America, NA(i)	RUB	67.350	07/2020	2,385,604,350	RUB	2,385,604	$310,075	$(3,638,796)

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	USD	246,010	04/26/2027	1.705%	CPI	#	Maturity	$(2,515,366)	$—	$(2,515,366)
Goldman Sachs International	USD	69,760	04/26/2027	2.175%	CPI	#	Maturity	(2,451,848)	—	(2,451,848)
Goldman Sachs International	USD	110,190	04/25/2030	1.900%	CPI	#	Maturity	(401,373)	—	(401,373)
JPMorgan Chase Bank, NA	USD	69,760	04/26/2027	2.183%	CPI	#	Maturity	(2,479,852)	—	(2,479,852)

								$(7,848,439)	$—	$(7,848,439)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
Bloomberg Industrial Metals Subindex 3 Month Forward	0.12%	Maturity	USD	4,452	06/15/2020	$116,324
Bloomberg Industrial Metals Subindex 3 Month Forward	0.12%	Maturity	USD	7,015	06/15/2020	(244,950)
Bloomberg Livestock Subindex 3 Month Forward	0.30%	Maturity	USD	1,592	06/15/2020	9,368
Bloomberg Precious Metals Subindex	0.08%	Maturity	USD	47,388	06/15/2020	5,871,123
Bloomberg Softs Subindex 3 Month Forward	0.18%	Maturity	USD	1,911	06/15/2020	(45,133)
JPMorgan JMABRF34 Index(1)	0.60%	Maturity	USD	22,880	06/15/2020	2,004,387
JPMorgan JMABRF34 Index(2)	0.60%	Maturity	USD	8,363	06/15/2020	(169,464)
Merrill Lynch International
Bloomberg Grains Subindex 3 Month Forward	0.07%	Quarterly	USD	41,786	06/15/2020	(439,395)
Bloomberg Industrial Metals Subindex 3 Month Forward	0.10%	Quarterly	USD	36,689	06/15/2020	(1,285,873)
Bloomberg Livestock Subindex 3 Month Forward	0.07%	Quarterly	USD	11,751	06/15/2020	68,135

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Bloomberg Softs Subindex 3 Month Forward	0.10%	Quarterly	USD	17,822	06/15/2020	$(423,167)
Morgan Stanley Capital Services LLC
Bloomberg Grains Subindex 3 Month Forward	0.15%	Maturity	USD	4,422	06/15/2020	(154,213)
Bloomberg Grains Subindex 3 Month Forward	0.15%	Maturity	USD	4,108	06/15/2020	(206,678)

Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 1.992%	Quarterly	USD	10,572	08/17/2020	3,835,653
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 1.023%	Quarterly	USD	27,275	12/15/2020	(2,812,517)
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Minus 1.014%	Quarterly	USD	28,468	04/15/2021	(930,864)

						$5,192,736

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
JPY/USD 05/27/2020*	5.88%	Maturity	USD	208	$783,661	$—	$783,661

Sale Contracts
JPMorgan Chase Bank, NA
JPY/USD 05/07/2020*	16.90%	Maturity	USD	52	271,311	—	271,311

					$1,054,972	$—	$1,054,972

*	Termination date

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $14,153,572 or 1.6% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

(1)	The following table represents the (long/(short)) basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of April 30, 2020.

Security Description	Current Notional	Percent of Basket’s Value
Gasoline RBOB Futures 07/2020	$(5,925,847)	(25.1)%
Natural Gas Futures 11/2020	5,583,513	23.7%
Lean Hogs Futures 06/2020	(5,575,002)	(23.6)%
Natural Gas Futures 07/2020	(5,473,187)	(23.2)%
Cotton No.2 Futures 12/2020	5,411,936	22.9%
Cotton No.2 Futures 07/2020	(5,357,223)	(22.7)%
Live Cattle Futures 10/2020	5,110,664	21.7%
LME Nickel Futures 11/2020	5,071,871	21.5%
LME Nickel Futures 07/2020	(5,069,671)	(21.5)%
Lean Hogs Futures 10/2020	5,053,985	21.4%
Copper Futures 12/2020	5,047,680	21.4%
Copper Futures 07/2020	(5,033,798)	(21.3)%
Gasoline RBOB Futures 11/2020	5,024,446	21.3%
Live Cattle Futures 06/2020	(4,991,679)	(21.2)%

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Current Notional	Percent of Basket’s Value
LME Zinc Futures 07/2020	$(4,859,730)	(20.6)%
LME Zinc Futures 11/2020	4,859,532	20.6%
Sugar #11 (World) Futures 10/2020	4,822,515	20.4%
Sugar #11 (World) Futures 07/2020	(4,812,220)	(20.4)%
KC HRW Wheat Futures 07/2020	(4,755,227)	(20.2)%
KC HRW Wheat Futures 12/2020	4,742,219	20.1%
Soybean Oil Futures 07/2020	(4,731,164)	(20.1)%
Soybean Oil Futures 12/2020	4,717,870	20.0%
Soybean Futures 11/2020	4,664,219	19.8%
LME PRI Aluminum Futures 11/2020	4,663,309	19.8%
LME PRI Aluminum Futures 07/2020	(4,638,810)	(19.7)%
Soybean Futures 07/2020	(4,614,192)	(19.6)%
Soybean Meal Futures 12/2020	4,547,416	19.3%
Corn Futures 12/2020	4,513,605	19.1%
Wheat Futures (CBT) 12/2020	4,508,248	19.1%
Wheat Futures (CBT) 07/2020	(4,472,017)	(19.0)%
Brent Crude Futures 07/2020	(4,434,258)	(18.8)%
Corn Futures 07/2020	(4,415,675)	(18.7)%
Brent Crude Futures 11/2020	4,329,941	18.4%
Soybean Meal Futures 07/2020	(4,323,621)	(18.3)%
Coffee ‘C’ Futures 12/2020	4,279,053	18.1%
Coffee ‘C’ Futures 07/2020	(4,264,143)	(18.1)%
WTI Crude Futures 11/2020	4,253,995	18.0%
NY Harbor ULSD Futures 11/2020	4,209,635	17.8%
NY Harbor ULSD Futures 07/2020	(4,118,960)	(17.5)%
WTI Crude Futures 07/2020	(3,598,044)	(15.3)%

(2)	The following table represents the (long/(short)) basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of April 30, 2020.

Security Description	Current Notional	Percent of Basket’s Value
Gasoline RBOB Futures 07/2020	$(2,166,054)	(25.1)%
Natural Gas Futures 11/2020	2,040,922	23.7%
Lean Hogs Futures 06/2020	(2,037,811)	(23.6)%
Natural Gas Futures 07/2020	(2,000,595)	(23.2)%
Cotton No.2 Futures 12/2020	1,978,206	22.9%
Cotton No.2 Futures 07/2020	(1,958,207)	(22.7)%
Live Cattle Futures 10/2020	1,868,083	21.7%
LME Nickel Futures 11/2020	1,853,904	21.5%
LME Nickel Futures 07/2020	(1,853,100)	(21.5)%
Lean Hogs Futures 10/2020	1,847,366	21.4%
Copper Futures 12/2020	1,845,061	21.4%
Copper Futures 07/2020	(1,839,987)	(21.3)%
Gasoline RBOB Futures 11/2020	1,836,569	21.3%
Live Cattle Futures 06/2020	(1,824,591)	(21.2)%
LME Zinc Futures 07/2020	(1,776,360)	(20.6)%
LME Zinc Futures 11/2020	1,776,288	20.6%
Sugar #11 (World) Futures 10/2020	1,762,757	20.4%
Sugar #11 (World) Futures 07/2020	(1,758,994)	(20.4)%
KC HRW Wheat Futures 07/2020	(1,738,162)	(20.2)%
KC HRW Wheat Futures 12/2020	1,733,407	20.1%
Soybean Oil Futures 07/2020	(1,729,366)	(20.1)%
Soybean Oil Futures 12/2020	1,724,507	20.0%

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Current Notional	Percent of Basket’s Value
Soybean Futures 11/2020	$1,704,896	19.8%
LME PRI Aluminum Futures 11/2020	1,704,563	19.8%
LME PRI Aluminum Futures 07/2020	(1,695,608)	(19.7)%
Soybean Futures 07/2020	(1,686,610)	(19.6)%
Soybean Meal Futures 12/2020	1,662,201	19.3%
Corn Futures 12/2020	1,649,842	19.1%
Wheat Futures (CBT) 12/2020	1,647,884	19.1%
Wheat Futures (CBT) 07/2020	(1,634,641)	(19.0)%
Brent Crude Futures 07/2020	(1,620,839)	(18.8)%
Corn Futures 07/2020	(1,614,047)	(18.7)%
Brent Crude Futures 11/2020	1,582,708	18.4%
Soybean Meal Futures 07/2020	(1,580,398)	(18.3)%
Coffee ‘C’ Futures 12/2020	1,564,107	18.1%
Coffee ‘C’ Futures 07/2020	(1,558,657)	(18.1)%
WTI Crude Futures 11/2020	1,554,948	18.0%
NY Harbor ULSD Futures 11/2020	1,538,733	17.8%
NY Harbor ULSD Futures 07/2020	(1,505,589)	(17.5)%
WTI Crude Futures 07/2020	(1,315,181)	(15.3)%

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $812,343,522)	$722,893,711	(a)
Affiliated issuers (cost $143,522,832—including investment of cash collateral for securities loaned of $7,958,536)	143,522,832
Cash collateral due from broker	54,763,559
Foreign currencies, at value (cost $4,072,035)	4,110,965
Unrealized appreciation on total return swaps	11,904,990
Unrealized appreciation on forward currency exchange contracts	8,003,557
Receivable for variation margin on futures	1,819,324
Unaffiliated dividends and interest receivable	1,380,927
Unrealized appreciation on variance swaps	1,054,972
Receivable for capital stock sold	1,035,536
Affiliated dividends receivable	37,799

Total assets	950,528,172

Liabilities
Options written, at value (premiums received $310,075)	3,638,796
Unrealized depreciation on forward currency exchange contracts	10,666,266
Payable for collateral received on securities loaned	7,958,536
Unrealized depreciation on inflation swaps	7,848,439
Unrealized depreciation on total return swaps	6,712,254
Cash collateral due to broker	2,117,000
Payable for capital stock redeemed	936,488
Advisory fee payable	528,505
Distribution fee payable	96,470
Administrative fee payable	25,785
Transfer Agent fee payable	17,995
Directors’ fees payable	465
Accrued expenses and other liabilities	82,445

Total liabilities	40,629,444

Net Assets	$909,898,728

Composition of Net Assets
Capital stock, at par	$131,825
Additional paid-in capital	1,172,788,726
Accumulated loss	(263,021,823)

	$909,898,728

(a)	Includes securities on loan with a value of $15,774,331 (see Note E).

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,783,867	967,928	$7.01	*

C	$519,430	73,786	$7.04

Advisor	$11,056,871	1,583,767	$6.98

R	$218,530	31,607	$6.91

K	$1,736,441	250,984	$6.92

I	$20,021,335	2,890,990	$6.93

1	$473,236,273	68,818,427	$6.88

2	$7,034	1,000	$7.03

Z	$396,318,947	57,206,458	$6.93

*	The maximum offering price per share for Class A shares was $7.32 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $473,451)	$13,229,506
Affiliated issuers	666,109
Interest (net of foreign taxes withheld of $4,539)	68,326
Securities lending income	93,722	$14,057,663

Expenses
Advisory fee (see Note B)	3,987,104
Distribution fee—Class A	10,656
Distribution fee—Class C	3,255
Distribution fee—Class R	642
Distribution fee—Class K	2,443
Distribution fee—Class 1	697,975
Transfer agency—Class A	10,585
Transfer agency—Class C	835
Transfer agency—Advisor Class	20,106
Transfer agency—Class R	335
Transfer agency—Class K	1,966
Transfer agency—Class I	4,734
Transfer agency—Class 1	62,051
Transfer agency—Class Z	48,044
Custodian	192,805
Audit and tax	56,571
Registration fees	48,965
Administrative	41,197
Printing	24,991
Legal	21,242
Directors’ fees	11,719
Miscellaneous	45,804

Total expenses	5,294,025
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(59,261)

Net expenses		5,234,764

Net investment income		8,822,899

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(18,606,962)
Forward currency exchange contracts	7,250,897
Futures	(26,449,177)
Options written	(10,165,709)
Swaps	(39,254,345)
Foreign currency transactions	(945,807)
Net change in unrealized appreciation/depreciation of:
Investments	(133,816,375)
Forward currency exchange contracts	(2,881,061)
Futures	7,385,765
Options written	(3,866,312)
Swaps	11,751,636
Foreign currency denominated assets and liabilities	4,150

Net loss on investment and foreign currency transactions	(209,593,300)

Net Decrease in Net Assets from Operations	$(200,770,401)

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,822,899	$22,137,750
Net realized loss on investment and foreign currency transactions	(88,171,103)	(59,892,278)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(121,422,197)	74,481,928

Net increase (decrease) in net assets from operations	(200,770,401)	36,727,400
Distributions to Shareholders
Class A	(167,388)	(155,536)
Class C	(4,157)	(4,520)
Advisor Class	(343,095)	(407,794)
Class R	(3,960)	(2,749)
Class K	(34,127)	(33,957)
Class I	(500,083)	(296,068)
Class 1	(11,399,122)	(10,161,406)
Class 2	(184)	(157)
Class Z	(10,352,467)	(13,581,524)
Capital Stock Transactions
Net decrease	(18,226,130)	(569,837,468)

Total decrease	(241,801,114)	(557,753,779)
Net Assets
Beginning of period	1,151,699,842	1,709,453,621

End of period	$909,898,728	$1,151,699,842

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2020, consolidated net assets of the Fund were $909,898,728, of which $149,651,307, or 16%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of April 30, 2020, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stocks:
Real Estate	$166,904,066	$147,790,312	$	– 0	–	$314,694,378
Energy	29,191,843	49,067,758		– 0	–	78,259,601
Materials	19,714,076	32,659,716		– 0	–	52,373,792
Software & Services	17,128,756	664,599		– 0	–	17,793,355
Pharmaceuticals & Biotechnology	10,619,302	4,782,371		– 0	–	15,401,673
Food Beverage & Tobacco	7,932,223	4,493,993		– 0	–	12,426,216
Utilities	3,697,440	6,488,622		– 0	–	10,186,062
Media & Entertainment	8,731,016	1,091,854		– 0	–	9,822,870
Retailing	6,310,331	1,560,480		– 0	–	7,870,811
Semiconductors & Semiconductor Equipment	5,108,120	2,477,328		– 0	–	7,585,448
Consumer Durables & Apparel	4,569,272	2,588,959		0	(a)	7,158,231
Diversified Financials	4,770,196	2,024,240		– 0	–	6,794,436
Transportation	512,285	5,433,790		– 0	–	5,946,075
Health Care Equipment & Services	4,790,592	1,032,792		– 0	–	5,823,384
Telecommunication Services	2,664,500	1,357,587		– 0	–	4,022,087
Capital Goods	1,325,592	2,301,341		– 0	–	3,626,933
Commercial & Professional Services	2,708,766	875,475		– 0	–	3,584,241

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Technology Hardware & Equipment	$3,089,013		$388,801		$	– 0	–	$3,477,814
Banks	1,385,282		1,823,673			– 0	–	3,208,955
Insurance	1,611,623		825,657			– 0	–	2,437,280
Food & Staples Retailing	481,216		1,571,885			– 0	–	2,053,101
Consumer Services	1,462,589		420,392			– 0	–	1,882,981
Household & Personal Products	285,823		805,286			– 0	–	1,091,109
Automobiles & Components	– 0	–	497,945			– 0	–	497,945
Inflation-Linked Securities	– 0	–	74,797,693			– 0	–	74,797,693
Investment Companies	66,438,444		– 0	–		– 0	–	66,438,444
Options Purchased—Puts	– 0	–	3,638,796			– 0	–	3,638,796
Short-Term Investments	135,564,296		– 0	–		– 0	–	135,564,296
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,958,536		– 0	–		– 0	–	7,958,536

Total Investments in Securities	514,955,198		351,461,345	(b)		0		866,416,543
Other Financial Instruments(c) :
Assets:
Futures	16,221,911		– 0	–		– 0	–	16,221,911	(d)
Forward Currency Exchange Contracts	– 0	–	8,003,557			– 0	–	8,003,557
Total Return Swaps	– 0	–	11,904,990			– 0	–	11,904,990
Variance Swaps	– 0	–	1,054,972			– 0	–	1,054,972
Liabilities:
Futures	(7,681,729)		– 0	–		– 0	–	(7,681,729	)(d)
Forward Currency Exchange Contracts	– 0	–	(10,666,266)			– 0	–	(10,666,266)
Currency Options Written	– 0	–	(3,638,796)			– 0	–	(3,638,796)
Inflation (CPI) Swaps	– 0	–	(7,848,439)			– 0	–	(7,848,439)
Total Return Swaps	– 0	–	(6,712,254)			– 0	–	(6,712,254)

Total	$523,495,380		$343,559,109		$	– 0	–	$867,054,489

(a)	The Fund held securities with zero market value at period end.

(b)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2021. For the six months ended April 30, 2020, such reimbursement amounted to $3,251.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2020, the reimbursement for such services amounted to $41,197.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $113,653 for the six months ended April 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $128 from the sale of Class A shares and received $1 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2020, such waiver amounted to $54,950.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$22,320	$887,878	$774,634	$135,564	$643
Government Money Market Portfolio*	9,974	134,643	136,658	7,959	23

Total				$143,523	$666

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its

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subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the

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Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $159,196, $16,502, $19,773 and $1,950,278 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$423,199,394		$520,567,604
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$83,638,031
Gross unrealized depreciation	(172,139,821)

Net unrealized depreciation	$(88,501,790)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and

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movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net

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realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the

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premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2020, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended April 30, 2020, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim

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payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2020, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include

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provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$535,662	*

Equity contracts	Receivable/Payable for variation margin on futures	8,756,017	*	Receivable/Payable for variation margin on futures	$552,604	*

Commodity contracts	Receivable/Payable for variation margin on futures	6,930,232	*	Receivable/Payable for variation margin on futures	7,129,125	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	8,003,557		Unrealized depreciation on forward currency exchange contracts	10,666,266

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$3,638,796

Foreign exchange contracts			Options written, at value	$3,638,796

Interest rate contracts			Unrealized depreciation on inflation swaps	7,848,439

Commodity contracts	Unrealized appreciation on total return swaps	8,069,337	Unrealized depreciation on total return swaps	2,799,409

Equity contracts	Unrealized appreciation on total return swaps	3,835,653	Unrealized depreciation on total return swaps	3,912,845

Foreign currency contracts	Unrealized appreciation on variance swaps	1,054,972

Total		$40,824,226		$36,547,484

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.
This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$246,479	$139,659

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(15,935,293)	8,448,966

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(10,760,363)		$(1,202,860)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	7,250,897		(2,881,061)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	2,634,575

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	12,953,491		– 0	–

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	742,330		(3,866,312)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(10,908,039)		– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,457,553)		(2,147,147)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(50,881,540)		$10,297,658

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	1,054,972

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	17,084,748		2,546,153

Total		$(55,664,843)		$15,024,603

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2020:

Futures:
Average notional amount of buy contracts	$188,493,484
Average notional amount of sale contracts	$90,715,457
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$820,941,031
Average principal amount of sale contracts	$974,815,510
Purchased Options:
Average notional amount	$53,346,002	(a)
Options Written:
Average notional amount	$138,420,692
Inflation Swaps:
Average notional amount	$499,149,714
Total Return Swaps:
Average notional amount	$392,973,618
Variance Swaps:
Average notional amount	$1,515,690

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and

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liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$200,272	$(20,345)	$	– 0	–	$	– 0	–	$179,927
Bank of America, NA	1,437,118	(1,437,118)		– 0	–		– 0	–	– 0	–
Barclays Bank PLC	2,035,808	(1,878,746)		– 0	–		– 0	–	157,062
BNP Paribas SA	63,898	(29,965)		– 0	–		– 0	–	33,933
Citibank, NA	1,155,085	(1,155,085)		– 0	–		– 0	–	– 0	–
Credit Suisse International	160,947	(160,947)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	525,911	(525,911)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	707,059	(707,059)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	294,107	(224,101)		(70,006)			– 0	–	– 0	–
JPMorgan Chase Bank, NA	802,320	(802,320)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	580,040	(580,040)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	326,876	(326,876)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	351,049	(137,923)		– 0	–		– 0	–	213,126
State Street Bank & Trust Co.	235,078	(159,334)		– 0	–		– 0	–	75,744
UBS AG	4,018,614	(4,018,614)		– 0	–		– 0	–	– 0	–

Total	$12,894,182	$(12,164,384)		$(70,006)			$0		$659,792	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$20,345	$(20,345)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	4,229,321	(1,437,118)		(2,160,000)			– 0	–		632,203
Barclays Bank PLC	1,878,746	(1,878,746)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	29,965	(29,965)		– 0	–		– 0	–		– 0	–
Citibank, NA	1,657,543	(1,155,085)		– 0	–		– 0	–		502,458
Credit Suisse International	424,510	(160,947)		(120,000)			– 0	–		143,563
Deutsche Bank AG	2,109,968	(525,911)		– 0	–		– 0	–		1,584,057

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Goldman Sachs Bank USA/Goldman Sachs International	$6,385,250	$(707,059)	$(5,480,000)		$	– 0	–	$198,191
HSBC Bank USA	224,101	(224,101)	– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	3,257,149	(802,320)	(1,830,000)			– 0	–	624,829
Morgan Stanley & Co., Inc.	890,212	(580,040)	– 0	–		– 0	–	310,172
Natwest Markets PLC	410,437	(326,876)	– 0	–		– 0	–	83,561
Standard Chartered Bank	137,923	(137,923)	– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	159,334	(159,334)	– 0	–		– 0	–	– 0	–
UBS AG	4,082,078	(4,018,614)	(63,464)			– 0	–	– 0	–

Total	$25,896,882	$(12,164,384)	$(9,653,464)		$	– 0	–	$4,079,034	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$8,001,202	$(459,547)	$	– 0	–	$(1,042,097)	$6,499,558
Merrill Lynch International	68,135	(68,135)	– 0	–	– 0	–	– 0	–

Total	$8,069,337	$(527,682)	$	– 0	–	$(1,042,097)	$6,499,558	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$459,547	$(459,547)	$	– 0	–	$	– 0	–	$	– 0	–
Merrill Lynch International	2,148,435	(68,135)	(2,080,300)	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	360,891	– 0	–	(360,891)	– 0	–	– 0	–

Total	$2,968,873	$(527,682)	$(2,441,191)	$	– 0	–	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral

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received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended April 30, 2020 is as follows:

Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 15,774,331	$ 7,958,536	$ 8,832,854	$ 93,722	$ 23,247	$ 1,060

*	As of April 30, 2020.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class A
Shares sold	83,863	88,868	$697,703	$747,515

Shares issued in reinvestment of dividends	18,577	18,167	159,388	148,059

Shares converted from Class C	1,598	11,207	13,148	93,211

Shares redeemed	(364,658)	(235,310)	(3,114,349)	(1,954,142)

Net decrease	(260,620)	(117,068)	$(2,244,110)	$(965,357)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Class C
Shares sold	208	167	$1,498	$1,393

Shares issued in reinvestment of dividends	428	478	3,697	3,914

Shares converted to Class A	(1,594)	(11,204)	(13,148)	(93,211)

Shares redeemed	(12,540)	(46,500)	(104,029)	(390,586)

Net decrease	(13,498)	(57,059)	$(111,982)	$(478,490)

Advisor Class
Shares sold	120,516	440,752	$954,785	$3,703,318

Shares issued in reinvestment of dividends	30,646	41,667	261,410	337,917

Shares redeemed	(723,252)	(1,385,151)	(4,779,830)	(11,502,566)

Net decrease	(572,090)	(902,732)	$(3,563,635)	$(7,461,331)

Class R
Shares sold	3,464	6,000	$27,444	$49,723

Shares issued in reinvestment of dividends	467	341	3,960	2,749

Shares redeemed	(4,093)	(6,884)	(29,261)	(57,094)

Net increase (decrease)	(162)	(543)	$2,143	$(4,622)

Class K
Shares sold	54,139	42,717	$372,977	$354,929

Shares issued in reinvestment of dividends	4,034	4,218	34,127	33,957

Shares redeemed	(49,318)	(113,920)	(336,164)	(944,442)

Net increase (decrease)	8,855	(66,985)	$70,940	$(555,556)

Class I
Shares sold	245,410	1,387,415	$1,655,774	$11,593,309

Shares issued in reinvestment of dividends	59,111	36,824	500,083	296,068

Shares redeemed	(157,643)	(124,079)	(1,211,909)	(1,046,283)

Net increase	146,878	1,300,160	$943,948	$10,843,094

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Class 1
Shares sold	4,536,096	8,874,111	$36,176,456	$73,005,826

Shares issued in reinvestment of dividends	1,079,630	1,016,698	9,079,689	8,123,413

Shares redeemed	(8,319,665)	(14,897,881)	(62,624,738)	(122,185,527)

Net decrease	(2,703,939)	(5,007,072)	$(17,368,593)	$(41,056,288)

Class Z
Shares sold	416,075	315,577	$2,794,971	$2,604,947

Shares issued in reinvestment of dividends	1,223,696	1,687,146	10,352,467	13,581,524

Shares redeemed	(1,230,417)	(65,030,200)	(9,102,279)	(546,345,389)

Net increase (decrease)	409,354	(63,027,477)	$4,045,159	$(530,158,918)

There were no transactions in capital shares for Class 2 for the six months ended April 30, 2020 and the year ended October 31, 2019.

At April 30, 2020, certain AB mutual funds owned approximately 37% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events

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may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the

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Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$24,643,711	$42,039,170

Total distributions paid	$24,643,711	$42,039,170

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,521,607
Accumulated capital and other losses	(73,587,186	)(a)
Unrealized appreciation/(depreciation)	(160,719,700	)(b)

Total accumulated earnings/(deficit)	$(216,785,279	)(c)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $73,587,186.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $72,547,171 and a net long-term capital loss carryforward of $1,040,015, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s consolidated net assets.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.66	$ 8.53	$ 8.90	$ 8.24	$ 8.13	$ 10.52

Income From Investment Operations

Net investment income(a)(b)	.06	.12	.14	.09	.10	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.57)	.13	(.23)	.76	.11	(2.26)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.51)	.25	(.09)	.85	.21	(2.20)

Less: Dividends

Dividends from net investment income	(.14)	(.12)	(.28)	(.19)	(.10)	(.19)

Net asset value, end of period	$ 7.01	$ 8.66	$ 8.53	$ 8.90	$ 8.24	$ 8.13

Total Return

Total investment return based on net asset value(d)*	(17.73)%	2.97%	(1.11)%	10.45%	2.75%	(21.16)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,785	$10,634	$11,478	$11,819	$13,682	$16,611

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.29	%^	1.30%	1.26%	1.27%	1.30%	1.30%

Expenses, before waivers/reimbursements(e)(f)‡	1.33	%^	1.32%	1.27%	1.28%	1.36%	1.47%

Net investment income(b)	1.39	%^	1.42%	1.52%	1.05%	1.23%	.62%

Portfolio turnover rate	50%	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.03%	.04%	.02%	.00%

See footnote summary on page 91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.63	$ 8.49	$ 8.83	$ 8.17	$ 8.03	$ 10.40

Income From Investment Operations

Net investment income (loss)(a)(b)	.03	.06	.07	.02	.04	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.57)	.11	(.23)	.76	.12	(2.23)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.54)	.17	(.16)	.78	.16	(2.24)

Less: Dividends

Dividends from net investment income	(.05)	(.03)	(.18)	(.12)	(.02)	(.13)

Net asset value, end of period	$ 7.04	$ 8.63	$ 8.49	$ 8.83	$ 8.17	$ 8.03

Total Return

Total investment return based on net asset value(d)*	(18.06)%	2.05	%(g)	(1.82)%	9.73%	2.07	%(g)	(21.75)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$519	$754	$1,225	$1,801	$2,814	$4,202

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.04	%^	2.05%	2.01%	2.02%	2.03%	2.00%

Expenses, before waivers/reimbursements(e)(f)‡	2.09	%^	2.07%	2.02%	2.03%	2.11%	2.16%

Net investment income (loss)(b)	.62	%^	.66%	.78%	.27%	.51%	(.07)%

Portfolio turnover rate	50%	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.03%	.04%	.02%	.00%

See footnote summary on page 91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.63	$ 8.51	$ 8.89	$ 8.22	$ 8.13	$ 10.56

Income From Investment Operations

Net investment income(a)(b)	.06	.14	.16	.11	.12	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.55)	.12	(.24)	.77	.11	(2.27)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.49)	.26	(.08)	.88	.23	(2.18)

Less: Dividends

Dividends from net investment income	(.16)	(.14)	(.30)	(.21)	(.14)	(.25)

Net asset value, end of period	$ 6.98	$ 8.63	$ 8.51	$ 8.89	$ 8.22	$ 8.13

Total Return

Total investment return based on net asset value(d)*	(17.58)%	3.15%	(.96)%	10.87%	3.00%	(20.95)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,057	$18,611	$26,030	$27,670	$25,307	$30,541

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.04	%^	1.05%	1.01%	1.02%	1.04%	1.00%

Expenses, before waivers/reimbursements(e)(f)‡	1.08	%^	1.07%	1.02%	1.02%	1.10%	1.17%

Net investment income(b)	1.60	%^	1.66%	1.77%	1.31%	1.51%	.95%

Portfolio turnover rate	50%	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.03%	.04%	.02%	.00%

See footnote summary on page 91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.53	$ 8.40	$ 8.79	$ 8.14	$ 8.06	$ 10.51

Income From Investment Operations

Net investment income(a)(b)	.04	.10	.11	.07	.07	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.54)	.11	(.23)	.76	.11	(2.24)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.50)	.21	(.12)	.83	.18	(2.20)

Less: Dividends

Dividends from net investment income	(.12)	(.08)	(.27)	(.18)	(.10)	(.25)

Net asset value, end of period	$ 6.91	$ 8.53	$ 8.40	$ 8.79	$ 8.14	$ 8.06

Total Return

Total investment return based on net asset value(d)*	(17.70)%	2.62%	(1.47)%	10.29%	2.41	%(g)	(21.37)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$219	$271	$271	$239	$201	$162

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.54	%^	1.55%	1.55%	1.54%	1.54%	1.50%

Expenses, before waivers/reimbursements(e)(f)‡	1.59	%^	1.57%	1.58%	1.60%	1.66%	1.64%

Net investment income(b)	1.11	%^	1.16%	1.24%	.81%	.91%	.42%

Portfolio turnover rate	50%	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.03%	.04%	.02%	.00%

See footnote summary on page 91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.55	$ 8.42	$ 8.80	$ 8.15	$ 8.07	$ 10.50

Income From Investment Operations

Net investment income(a)(b)	.05	.12	.13	.09	.10	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.54)	.13	(.23)	.75	.11	(2.25)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(1.49)	.25	(.10)	.84	.21	(2.19)

Less: Dividends

Dividends from net investment income	(.14)	(.12)	(.28)	(.19)	(.13)	(.24)

Net asset value, end of period	$ 6.92	$ 8.55	$ 8.42	$ 8.80	$ 8.15	$ 8.07

Total Return

Total investment return based on net asset value(d)*	(17.71)%	3.03%	(1.20)%	10.48%	2.81%	(21.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,736	$2,069	$2,604	$2,265	$1,888	$1,668

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.27	%^	1.27%	1.26%	1.28%	1.29%	1.25%

Expenses, before waivers/reimbursements(e)(f)‡	1.28	%^	1.28%	1.27%	1.29%	1.35%	1.34%

Net investment income(b)	1.37	%^	1.44%	1.52%	1.05%	1.23%	.67%

Portfolio turnover rate	50%	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.03%	.04%	.02%	.00%

See footnote summary on page 91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.58		$ 8.46		$ 8.83		$ 8.17		$ 8.11		$ 10.54

Income From Investment Operations

Net investment income(a)	.07	(b)	.15	(b)	.17	(b)	.12	(b)	.12	(b)	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.54)		.13		(.22)		.77		.11		(2.25)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)

Net increase (decrease) in net asset value from operations	(1.47)		.28		(.05)		.89		.23		(2.16)

Less: Dividends

Dividends from net investment income	(.18)		(.16)		(.32)		(.23)		(.17)		(.27)

Net asset value, end of period	$ 6.93		$ 8.58		$ 8.46		$ 8.83		$ 8.17		$ 8.11

Total Return

Total investment return based on net asset value(d)*	(17.49)%		3.39%		(.69)%		10.98%		3.03	%(g)	(20.97)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,021		$23,541		$12,213		$16,753		$15,646		$14,508

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.87	%^	.85%		.83%		.85%		.91%		.96%

Expenses, before waivers/reimbursements(e)(f)‡	.88	%^	.86%		.84%		.86%		.92%		.96%

Net investment income	1.78	%(b)^	1.79	%(b)	1.96	%(b)	1.48	%(b)	1.61	%(b)	.99%

Portfolio turnover rate	50%		100%		141%		123%		119%		53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%		.03%		.04%		.02%		.00%

See footnote summary on page 91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.51		$ 8.39		$ 8.76		$ 8.11		$ 8.05		$ 10.46

Income From Investment Operations

Net investment income(a)	.06	(b)	.13	(b)	.15	(b)	.10	(b)	.11	(b)	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.53)		.12		(.22)		.76		.10		(2.24)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)

Net increase (decrease) in net asset value from operations	(1.47)		.25		(.07)		.86		.21		(2.17)

Less: Dividends

Dividends from net investment income	(.16)		(.13)		(.30)		(.21)		(.15)		(.24)

Net asset value, end of period	$ 6.88		$ 8.51		$ 8.39		$ 8.76		$ 8.11		$ 8.05

Total Return

Total investment return based on net asset value(d)*	(17.61)%		3.14%		(.92)%		10.69%		2.82	%(g)	(21.12)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$473,236		$608,485		$641,891		$649,421		$505,143		$474,631

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.10	%^	1.09%		1.08%		1.09%		1.15%		1.16%

Expenses, before waivers/reimbursements(e)(f)‡	1.11	%^	1.10%		1.08%		1.10%		1.16%		1.16%

Net investment income	1.55	%(b)^	1.62	%(b)	1.71	%(b)	1.24	%(b)	1.38	%(b)	.79%

Portfolio turnover rate	50%		100%		141%		123%		119%		53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%		.03%		.04%		.02%		.00%

See footnote summary on page 91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.71		$ 8.58		$ 8.96		$ 8.29		$ 8.22		$ 10.68

Income From Investment Operations

Net investment income(a)	.07	(b)	.16	(b)	.18	(b)	.13	(b)	.13	(b)	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.57)		.13		(.24)		.77		.11		(2.28)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)

Net increase (decrease) in net asset value from operations	(1.50)		.29		(.06)		.90		.24		(2.19)

Less: Dividends

Dividends from net investment income	(.18)		(.16)		(.32)		(.23)		(.17)		(.27)

Net asset value, end of period	$ 7.03		$ 8.71		$ 8.58		$ 8.96		$ 8.29		$ 8.22

Total Return

Total investment return based on net asset value(d)*	(17.44)%		3.46%		(.77)%		10.96%		3.17%		(20.85)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7			$9	$9		$9		$8		$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.82	%^	.81%		.82%		.82%		.90%		.92%

Expenses, before waivers/reimbursements(e)(f)‡	.83	%^	.81%		.82%		.83%		.90%		.92%

Net investment income	1.79	%(b)^	1.90	%(b)	1.95	%(b)	1.50	%(b)	1.60	%(b)	.92%

Portfolio turnover rate	50%		100%		141%		123%		119%		53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%		.03%		.04%		.02%		.00%

See footnote summary on page 91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.58		$ 8.46		$ 8.83		$ 8.17		$ 8.11		$ 10.55

Income From Investment Operations

Net investment income(a)	.07	(b)	.16	(b)	.17	(b)	.13	(b)	.12	(b)	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.54)		.12		(.22)		.76		.11		(2.24)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)

Net increase (decrease) in net asset value from operations	(1.47)		.28		(.05)		.89		.23		(2.17)

Less: Dividends

Dividends from net investment income	(.18)		(.16)		(.32)		(.23)		(.17)		(.27)

Net asset value, end of period	$ 6.93		$ 8.58		$ 8.46		$ 8.83		$ 8.17		$ 8.11

Total Return

Total investment return based on net asset value(d)*	(17.49)%		3.37%		(.68)%		10.98%		3.09%		(20.94)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$396,319		$487,326		$1,013,733		$692,895		$8,634		$3,166

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84	%^	.84%		.83%		.82%		.92%		.96%

Expenses, before waivers/reimbursements(e)(f)‡	.85	%^	.85%		.84%		.83%		.92%		.96%

Net investment income	1.80	%(b)^	1.89	%(b)	1.86	%(b)	1.60	%(b)	1.56	%(b)	.92%

Portfolio turnover rate	50%		100%		141%		123%		119%		53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%		.03%		.04%		.02%		.00%^

See footnote summary on page 91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2020 and the years ended October 31, 2019, October 31, 2018 and October 31, 2017, such waiver amounted to .01% (annualized), .01%, .01% and ..01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Class A

Net of waivers/reimbursements	N/A	1.29%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	N/A	1.32%	N/A	N/A	N/A	N/A
Class C

Net of waivers/reimbursements	N/A	2.04%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	N/A	2.07%	N/A	N/A	N/A	N/A
Advisor Class

Net of waivers/reimbursements	N/A	1.04%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	N/A	1.06%	N/A	N/A	N/A	N/A
Class R

Net of waivers/reimbursements	N/A	1.54%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	N/A	1.57%	N/A	N/A	N/A	N/A
Class K

Net of waivers/reimbursements	N/A	1.27%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	N/A	1.28%	N/A	N/A	N/A	N/A
Class I

Net of waivers/reimbursements	N/A	.84%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	N/A	.85%	N/A	N/A	N/A	N/A
Class 1

Net of waivers/reimbursements	N/A	1.09%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	N/A	1.09%	N/A	N/A	N/A	N/A
Class 2

Net of waivers/reimbursements	N/A	.81%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	N/A	.81%	N/A	N/A	N/A	N/A
Class Z

Net of waivers/reimbursements	N/A	.83%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	N/A	.84%	N/A	N/A	N/A	N/A

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended April 30, 2020 and year ended October 31, 2019 by .02% and .07%, respectively.

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund

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before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

96 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 97

provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

98 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 99

NOTES

100 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0152-0420

APR    04.30.20

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 9, 2020

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy for the semi-annual reporting period ended April 30, 2020.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	-0.80%	2.03%

Class 2 Shares[1]	-0.75%	2.14%

Class A Shares	-0.94%	1.86%

Class C Shares	-1.24%	1.10%

Advisor Class Shares[2]	-0.81%	2.04%

Class R Shares[2]	-1.02%	1.58%

Class K Shares[2]	-0.85%	1.83%

Class I Shares[2]	-0.79%	2.12%

Class Z Shares[2]	-0.85%	2.03%

Bloomberg Barclays 1-10 Year TIPS Index	3.08%	6.16%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2020.

During both periods, all share classes underperformed the benchmark, before sales charges. The Fund’s long exposure to inflation breakevens detracted, relative to the benchmark. Sector exposure to investment-grade and high-yield corporate bonds also detracted. Currency exposures did not have a meaningful impact on results during either period.

2 | AB BOND INFLATION STRATEGY	abfunds.com

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Consumer Price Index (“CPI”) swaps were used to hedge inflation and for investment purposes, which had no material impact on returns. Purchased and written swaptions were used for duration management.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2020. The UK’s exit from the European Union and a US-China trade truce in January led markets higher until investor sentiment turned decidedly negative in March due to the spread of COVID-19. The US Federal Reserve (the “Fed”) initiated several measures during the period to provide liquidity in short-term repurchase agreements and US Treasuries. Investor uncertainty led to an unprecedented flight to quality as credit spreads on risk assets quickly widened to levels not seen since the 2008–2009 global financial crisis. Markets began to recover in April as governments and central banks initiated over $9 trillion of monetary and fiscal stimulus measures to combat the economic fallout from the virus and governments began to relax social distancing and stay-at-home guidelines.

The Fed lowered interest rates 150 basis points to zero, and most other major central banks followed suit with substantial rate cuts. Longer maturity and higher quality developed-market treasury returns were the best performers, along with investment-grade US corporate bonds that rallied in April on the back of record new issuance. High-yield corporate bond returns were negative as investors retreated from risk assets. Securitized asset results were mixed. Emerging-market returns fell as sharply lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser considers the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund

(continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 3

may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser considers the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations and assignments, structured securities, asset-backed securities, variable, floating, and

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			0.93%

1 Year	2.03%	2.03%

5 Years	2.10%	2.10%

10 Years	2.52%	2.52%

CLASS 2 SHARES[2]			1.03%

1 Year	2.14%	2.14%

5 Years	2.19%	2.19%

10 Years	2.61%	2.61%

CLASS A SHARES			0.60%

1 Year	1.86%	-2.46%

5 Years	1.92%	1.04%

10 Years	2.33%	1.89%

CLASS C SHARES			-0.09%

1 Year	1.10%	0.10%

5 Years	1.17%	1.17%

10 Years	1.59%	1.59%

ADVISOR CLASS SHARES[3]			0.89%

1 Year	2.04%	2.04%

5 Years	2.18%	2.18%

10 Years	2.60%	2.60%

CLASS R SHARES[3]			0.30%

1 Year	1.58%	1.58%

5 Years	1.70%	1.70%

10 Years	2.11%	2.11%

CLASS K SHARES[3]			0.60%

1 Year	1.83%	1.83%

5 Years	1.94%	1.94%

10 Years	2.35%	2.35%

CLASS I SHARES[3]			0.92%

1 Year	2.12%	2.12%

5 Years	2.19%	2.19%

10 Years	2.62%	2.62%

CLASS Z SHARES[3]			1.02%

1 Year	2.03%	2.03%

5 Years	2.20%	2.20%

Since Inception[4]	2.32%	2.32%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.20%, 1.09%, 1.51%, 2.26%, 1.24%, 1.83%, 1.57%, 1.18% and 1.10% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2020.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 12/11/2014.

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-0.45%

5 Years	1.61%

10 Years	2.37%

CLASS 2 SHARES[1]

1 Year	-0.32%

5 Years	1.70%

10 Years	2.46%

CLASS A SHARES

1 Year	-4.82%

5 Years	0.60%

10 Years	1.74%

CLASS C SHARES

1 Year	-2.29%

5 Years	0.68%

10 Years	1.44%

ADVISOR CLASS SHARES[2]

1 Year	-0.31%

5 Years	1.72%

10 Years	2.46%

CLASS R SHARES[2]

1 Year	-0.82%

5 Years	1.24%

10 Years	1.97%

CLASS K SHARES[2]

1 Year	-0.68%

5 Years	1.45%

10 Years	2.20%

CLASS I SHARES[2]

1 Year	-0.36%

5 Years	1.72%

10 Years	2.47%

CLASS Z SHARES[2]

1 Year	-0.33%

5 Years	1.73%

Since Inception[3]	1.77%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/11/2014.

12 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.60	$4.90	0.99%
Hypothetical**	$1,000	$1,019.94	$4.97	0.99%
Class C
Actual	$1,000	$987.60	$8.55	1.73%
Hypothetical**	$1,000	$1,016.26	$8.67	1.73%
Advisor Class
Actual	$1,000	$991.90	$3.66	0.74%
Hypothetical**	$1,000	$1,021.18	$3.72	0.74%
Class R
Actual	$1,000	$989.80	$6.53	1.32%
Hypothetical**	$1,000	$1,018.30	$6.62	1.32%
Class K
Actual	$1,000	$991.50	$4.80	0.97%
Hypothetical**	$1,000	$1,020.04	$4.87	0.97%
Class I
Actual	$1,000	$992.10	$3.62	0.73%
Hypothetical**	$1,000	$1,021.23	$3.67	0.73%
Class 1
Actual	$1,000	$992.00	$4.11	0.83%
Hypothetical**	$1,000	$1,020.74	$4.17	0.83%
Class 2
Actual	$1,000	$992.50	$3.67	0.74%
Hypothetical**	$1,000	$1,021.18	$3.72	0.74%
Class Z
Actual	$1,000	$991.50	$3.66	0.74%
Hypothetical**	$1,000	$1,021.18	$3.72	0.74%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $581.0 Total Investments ($mil): $795.6

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	90.8%

Non-U.S. Inflation-Protected Exposure	0.8

Non-Inflation Exposure	8.4

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	19.8%

Commercial Mortgage-Backed Securities	11.4%

Collateralized Mortgage Obligations	6.1%

Asset-Backed Securities	3.5%

Corporates–Non-Investment Grade	1.6%

Governments–Sovereign Bonds	0.9%

Collateralized Loan Obligations	0.7%

Quasi-Sovereigns	0.5%

Emerging Markets–Corporate Bonds	0.3%

Options Purchased–Puts	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	67.4%

Corporates–Investment Grade	14.5%

Commercial Mortgage-Backed Securities	6.4%

Collateralized Mortgage Obligations	4.5%

Asset-Backed Securities	2.5%

Governments–Treasuries	1.5%

Corporates–Non-Investment Grade	1.2%

Governments–Sovereign Bonds	0.6%

Collateralized Loan Obligations	0.5%

Quasi-Sovereigns	0.4%

Emerging Markets–Corporate Bonds	0.2%

Emerging Markets–Treasuries	0.2%

Options Purchased–Puts	0.1%

1

All data are as of April 30, 2020. The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

April 30, 2020 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 92.4%
Japan – 0.8%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	489,236	$4,545,203

United States – 91.6%
U.S. Treasury Inflation Index 0.125%, 04/15/2021-07/15/2026 (TIPS)(a)	U.S.$	89,731	91,572,312
0.125%, 01/15/2022-01/15/2023 (TIPS)		24,318	24,400,150
0.125%, 07/15/2022 (TIPS)(b)		14,489	14,475,254
0.25%, 07/15/2029 (TIPS)		19,915	21,231,460
0.375%, 07/15/2023 (TIPS)(b)		24,619	24,987,897
0.375%, 07/15/2025 (TIPS)		29,594	30,759,507
0.375%, 07/15/2027 (TIPS)(a)		63,467	67,195,589
0.50%, 01/15/2028 (TIPS)(a)		26,996	28,797,360
0.625%, 07/15/2021-01/15/2026 (TIPS)		89,128	91,070,852
0.625%, 01/15/2024 (TIPS)(a)		24,236	24,868,194
0.75%, 07/15/2028 (TIPS)(a)		42,691	46,819,707
1.75%, 01/15/2028 (TIPS)		13,352	15,539,900
2.00%, 01/15/2026 (TIPS)		14,689	16,630,891
2.375%, 01/15/2025-01/15/2027 (TIPS)		10,855	12,510,568
2.50%, 01/15/2029 (TIPS)		11,126	13,929,701
3.875%, 04/15/2029 (TIPS)		5,208	7,160,891

			531,950,233

Total Inflation-Linked Securities (cost $515,353,207)			536,495,436

CORPORATES – INVESTMENT GRADE – 19.8%
Industrial – 11.0%
Basic – 1.1%
Alpek SAB de CV 4.25%, 09/18/2029(c)		232	200,680
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		1,600	1,285,000
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(c)		489	472,481
DuPont de Nemours, Inc.
4.205%, 11/15/2023		915	990,524
4.493%, 11/15/2025		915	1,006,207

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eastman Chemical Co. 3.80%, 03/15/2025	U.S.$	227	$237,635
GUSAP III LP 4.25%, 01/21/2030(c)		1,000	910,000
Inversiones CMPC SA 4.375%, 04/04/2027(c)		845	857,675
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		270	275,991

			6,236,193

Capital Goods – 0.5%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		590	495,600
General Electric Co. 0.875%, 05/17/2025	EUR	1,165	1,218,296
3.45%, 05/01/2027	U.S.$	894	910,181

			2,624,077

Communications - Media – 0.3%
Cox Communications, Inc. 2.95%, 06/30/2023(c)		163	169,422
Fox Corp. 3.05%, 04/07/2025		66	70,018
Time Warner Cable LLC 4.50%, 09/15/2042		235	249,880
ViacomCBS, Inc. 3.50%, 01/15/2025		300	302,586
4.75%, 05/15/2025		854	913,746

			1,705,652

Communications - Telecommunications – 1.2%
AT&T, Inc. 3.40%, 05/15/2025		1,382	1,467,905
4.125%, 02/17/2026		431	473,587
4.55%, 03/09/2049		715	820,620
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(c)		1,150	1,218,724
Verizon Communications, Inc.
3.00%, 03/22/2027		309	334,298
4.862%, 08/21/2046		574	777,695
Vodafone Group PLC 3.75%, 01/16/2024		2,003	2,160,857

			7,253,686

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.3%
BMW US Capital LLC 3.90%, 04/09/2025(c)	U.S.$	754	$799,790
General Motors Financial Co., Inc. 5.10%, 01/17/2024		1,166	1,149,583

			1,949,373

Consumer Cyclical - Other – 0.0%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		92	96,182

Consumer Cyclical - Restaurants – 0.2%
McDonald’s Corp. 3.30%, 07/01/2025		402	438,417
Starbucks Corp. 4.50%, 11/15/2048		437	516,980

			955,397

Consumer Cyclical - Retailers – 0.1%
Ross Stores, Inc. 4.60%, 04/15/2025		430	469,620
TJX Cos., Inc. (The) 3.50%, 04/15/2025		212	228,670

			698,290

Consumer Non-Cyclical – 2.4%
AbbVie, Inc. 4.875%, 11/14/2048		337	421,193
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		607	669,114
5.55%, 01/23/2049		1,080	1,350,551
BAT Capital Corp. 3.215%, 09/06/2026		1,308	1,346,233
Baxalta, Inc. 3.60%, 06/23/2022		209	214,388
Cigna Corp. 3.75%, 07/15/2023		212	226,859
4.125%, 11/15/2025		374	418,832
4.375%, 10/15/2028		501	574,136
Coca-Cola Co. (The) 2.95%, 03/25/2025		831	902,981
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030		458	457,880
CVS Health Corp. 3.625%, 04/01/2027		194	212,094
4.10%, 03/25/2025		1,729	1,906,983

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gilead Sciences, Inc. 2.55%, 09/01/2020	U.S.$	1,360	$1,367,426
Mylan NV 3.95%, 06/15/2026		623	660,037
Reynolds American, Inc. 6.875%, 05/01/2020		570	570,000
Sigma Alimentos SA de CV 4.125%, 05/02/2026(c)		209	210,986
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,151	1,261,254
Tyson Foods, Inc. 3.95%, 08/15/2024		650	713,791
Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026		198	198,677
Zoetis, Inc. 3.45%, 11/13/2020		509	508,934

			14,192,349

Energy – 3.0%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		728	697,773
4.08%, 12/15/2047		85	72,828
BP Capital Markets America, Inc. 3.194%, 04/06/2025		761	799,050
Cenovus Energy, Inc. 4.25%, 04/15/2027		33	25,950
Energy Transfer Operating LP 3.75%, 05/15/2030		1,295	1,180,392
4.50%, 04/15/2024		336	333,517
5.20%, 02/01/2022		510	513,351
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		115	115,031
Eni SpA 4.25%, 05/09/2029(c)		954	974,473
Enterprise Products Operating LLC 5.20%, 09/01/2020		335	338,317
EOG Resources, Inc. 4.375%, 04/15/2030		944	1,051,050
Equinor ASA 2.875%, 04/06/2025		1,151	1,205,960
Exxon Mobil Corp. 1.571%, 04/15/2023		1,180	1,194,089
2.992%, 03/19/2025		835	891,696
Husky Energy, Inc. 4.40%, 04/15/2029		1,486	1,207,137

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 4.15%, 03/01/2022	U.S.$	104	$106,679
5.00%, 10/01/2021		1,200	1,222,968
Marathon Petroleum Corp. 4.50%, 05/01/2023		944	945,699
5.125%, 03/01/2021		280	282,288
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		418	428,534
Shell International Finance BV 2.375%, 04/06/2025		414	427,144
TransCanada PipeLines Ltd. 9.875%, 01/01/2021		930	977,802
Valero Energy Corp. 2.70%, 04/15/2023		672	672,672
Williams Cos., Inc. (The) 3.90%, 01/15/2025		1,250	1,269,325
4.125%, 11/15/2020		300	300,891

			17,234,616

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)		600	596,595

Services – 0.5%
Booking Holdings, Inc. 4.10%, 04/13/2025		217	230,066
Expedia Group, Inc. 3.80%, 02/15/2028		886	766,629
6.25%, 05/01/2025(c)		183	187,026
7.00%, 05/01/2025(c)		274	279,929
Global Payments, Inc. 4.00%, 06/01/2023		496	527,447
S&P Global, Inc. 4.40%, 02/15/2026		611	705,326

			2,696,423

Technology – 1.0%
Analog Devices, Inc. 2.95%, 04/01/2025		96	100,305
Baidu, Inc. 3.425%, 04/07/2030		201	210,580
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 01/15/2024		153	159,926
3.875%, 01/15/2027		407	424,672
Broadcom, Inc. 3.625%, 10/15/2024(c)		500	526,790
4.25%, 04/15/2026(c)		560	601,608
4.70%, 04/15/2025(c)		334	368,128

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 5.45%, 06/15/2023(c)	U.S.$	111	$117,425
6.02%, 06/15/2026(c)		974	1,055,884
KLA Corp. 4.65%, 11/01/2024		639	711,034
Lam Research Corp. 2.80%, 06/15/2021		250	254,760
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(c)		143	144,559
Oracle Corp. 2.50%, 04/01/2025		1,140	1,202,597
Seagate HDD Cayman 4.75%, 01/01/2025		195	201,533

			6,079,801

Transportation - Airlines – 0.1%
Southwest Airlines Co. 4.75%, 05/04/2023		560	555,979

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		241	245,217
5.875%, 07/05/2034(c)		323	361,747

			606,964

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(c)		565	543,989
FedEx Corp. 3.80%, 05/15/2025		228	244,446

			788,435

			64,270,012

Financial Institutions – 8.1%
Banking – 7.1%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)		200	214,782
AIB Group PLC 4.263%, 04/10/2025(c)		825	838,002
4.75%, 10/12/2023(c)		425	439,794
American Express Co. Series C 4.026% (LIBOR 3 Month + 0.00%), 06/15/2020(d)(e)		485	415,141
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(c)		600	639,408

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(c)	U.S.$	487	$499,784
Banco Santander SA 5.179%, 11/19/2025		1,000	1,084,770
Bank of America Corp. 4.45%, 03/03/2026		1,750	1,936,690
Series DD 6.30%, 03/10/2026(d)		295	319,066
Series L 3.95%, 04/21/2025		2,182	2,349,578
Series Z 6.50%, 10/23/2024(d)		458	494,274
Bank of New York Mellon Corp. (The) 1.60%, 04/24/2025		463	469,792
Bank of Nova Scotia (The) 2.50%, 01/08/2021		344	348,001
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(c)		555	557,492
Barclays Bank PLC 6.86%, 06/15/2032(c)(d)		137	164,400
Barclays PLC 3.684%, 01/10/2023		700	715,799
BNP Paribas SA 2.375%, 05/21/2020		534	534,283
4.375%, 05/12/2026(c)		600	641,454
BPCE SA 5.70%, 10/22/2023(c)		213	230,613
CIT Group, Inc. 5.25%, 03/07/2025		579	576,782
Citigroup, Inc. 3.106%, 04/08/2026		863	903,639
3.875%, 03/26/2025		1,293	1,379,502
5.95%, 01/30/2023(d)		257	255,391
Series Q 5.95%, 08/15/2020(d)		409	379,515
Commonwealth Bank of Australia 4.50%, 12/09/2025(c)		404	433,270
Cooperatieve Rabobank UA 4.375%, 08/04/2025		396	426,642
Credit Agricole SA/London 2.75%, 06/10/2020(c)		565	565,898
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 04/17/2026		891	989,714
Danske Bank A/S 3.244%, 12/20/2025(c)		663	662,165

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Discover Bank 4.682%, 08/09/2028	U.S.$	327	$333,981
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/2021		382	383,910
2.905%, 07/24/2023		922	943,953
3.213% (LIBOR 3 Month + 1.60%), 11/29/2023(e)		406	404,904
3.50%, 04/01/2025		591	630,189
Series P 5.00%, 11/10/2022(d)		254	229,365
HSBC Bank USA NA 4.875%, 08/24/2020		535	541,259
HSBC Holdings PLC 4.041%, 03/13/2028		787	853,376
4.25%, 03/14/2024		266	282,080
4.292%, 09/12/2026		377	414,119
JPMorgan Chase & Co. 2.083%, 04/22/2026		834	845,709
2.295%, 08/15/2021		322	322,953
3.22%, 03/01/2025		1,180	1,243,071
4.25%, 10/15/2020		55	55,789
Series FF 5.00%, 08/01/2024(d)		122	114,265
Lloyds Banking Group PLC 3.87%, 07/09/2025		1,161	1,221,267
Mastercard, Inc. 3.30%, 03/26/2027		449	500,783
Morgan Stanley 2.188%, 04/28/2026		486	491,715
3.737%, 04/24/2024		1,196	1,266,074
5.00%, 11/24/2025		187	211,918
Series G 4.35%, 09/08/2026		929	1,021,668
5.50%, 07/28/2021		456	478,235
Series J 5.55%, 07/15/2020(d)		195	179,367
National Australia Bank Ltd./New York Series G 2.625%, 07/23/2020		400	401,356
Nationwide Building Society 4.00%, 09/14/2026(c)		820	846,847
PNC Bank NA 2.60%, 07/21/2020		250	250,385
3.80%, 07/25/2023		940	1,008,112
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(d)		480	491,803
Series U 3.77% (LIBOR 3 Month + 2.32%), 09/30/2027(d)(e)		600	522,156

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander Holdings USA, Inc. 3.244%, 10/05/2026	U.S.$	297	$286,029
4.40%, 07/13/2027		808	819,062
Standard Chartered PLC 2.27% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	311,516
7.50%, 04/02/2022(c)(d)		380	381,338
State Street Corp. 2.901%, 03/30/2026(c)		85	90,308
Truist Financial Corp. 2.625%, 06/29/2020		480	480,499
UBS AG/London 1.75%, 04/21/2022(c)		387	388,656
UBS AG/Stamford CT 7.625%, 08/17/2022		465	503,837
UBS Group AG 4.125%, 09/24/2025(c)		767	843,010
US Bancorp Series J 5.30%, 04/15/2027(d)		427	436,176
Wells Fargo & Co. 2.188%, 04/30/2026		837	842,432

			41,339,113

Brokerage – 0.2%
Charles Schwab Corp. (The) 4.20%, 03/24/2025		764	860,761
Series G 5.375%, 06/01/2025(d)		326	336,181

			1,196,942

Finance – 0.3%
Synchrony Financial 4.50%, 07/23/2025		1,875	1,834,837

Insurance – 0.3%
Centene Corp. 4.25%, 12/15/2027(c)		208	217,593
4.625%, 12/15/2029(c)		237	259,408
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)		183	235,517
MetLife, Inc. 5.70%, 06/15/2035		90	121,388
Nationwide Financial Services, Inc. 5.375%, 03/25/2021(c)		360	370,077
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)		125	207,619

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Voya Financial, Inc. 5.65%, 05/15/2053	U.S.$	335	$330,732

			1,742,334

REITS – 0.2%
Welltower, Inc. 4.00%, 06/01/2025		708	728,405

			46,841,631

Utility – 0.7%
Electric – 0.7%
AES Corp. (The) 4.00%, 03/15/2021		562	561,989
Berkshire Hathaway Energy Co. 4.25%, 10/15/2050(c)		262	335,266
CMS Energy Corp. 5.05%, 03/15/2022		144	152,467
Colbun SA 3.15%, 03/06/2030(c)		400	381,150
Consolidated Edison Co. of New York, Inc. Series 20B 3.95%, 04/01/2050		235	282,383
Enel Chile SA 4.875%, 06/12/2028		821	874,365
Florida Power & Light Co. 2.85%, 04/01/2025		209	226,658
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(c)		620	671,925
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		231	245,969
PacifiCorp 2.70%, 09/15/2030		286	310,441

			4,042,613

Total Corporates – Investment Grade (cost $112,162,687)			115,154,256

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.8%
Non-Agency Fixed Rate CMBS – 6.4%
BAMLL Commercial Mortgage Securities Trust Series 2019-WBRK, Class D 3.652%, 03/10/2037(c)		520	448,667
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		1,210	1,304,156

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058	U.S.$	730	$756,861
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(c)		885	926,680
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		915	897,992
Series 2013-GC11, Class D 4.563%, 04/10/2046(c)		191	166,047
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,382	1,440,959
Series 2015-GC35, Class A4 3.818%, 11/10/2048		450	484,470
Series 2016-C1, Class A4 3.209%, 05/10/2049		775	816,120
Series 2016-GC36, Class A5 3.616%, 02/10/2049		565	606,186
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(c)		155	152,376
Series 2015-3BP, Class A 3.178%, 02/10/2035(c)		250	259,071
Series 2015-CR24, Class A5 3.696%, 08/10/2048		590	634,231
Series 2015-CR25, Class A4 3.759%, 08/10/2048		1,155	1,230,761
Series 2015-DC1, Class A5 3.35%, 02/10/2048		1,220	1,255,443
Series 2015-PC1, Class A5 3.902%, 07/10/2050		745	787,603
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		475	488,015
Series 2015-C3, Class A4 3.718%, 08/15/2048		395	421,151
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,853	1,951,733
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.556%, 08/10/2044(c)		110	77,843
Series 2013-G1, Class A1 2.059%, 04/10/2031(c)		255	254,494
Series 2014-GC18, Class D 5.155%, 01/10/2047(c)		393	310,826
Series 2014-GC22, Class A5 3.862%, 06/10/2047		1,072	1,139,640

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-GC28, Class A5 3.396%, 02/10/2048	U.S.$	1,300	$1,355,033
Series 2018-GS9, Class A4 3.992%, 03/10/2051		1,150	1,279,300
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.599%, 08/15/2046(c)		129	115,934
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047		1,220	1,288,649
Series 2014-C21, Class B 4.341%, 08/15/2047		314	300,655
Series 2014-C22, Class XA 0.986%, 09/15/2047(f)		20,155	590,830
Series 2015-C30, Class A5 3.822%, 07/15/2048		585	633,504
Series 2015-C31, Class A3 3.801%, 08/15/2048		990	1,071,994
Series 2015-C33, Class A4 3.77%, 12/15/2048		1,150	1,247,061
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.213%, 09/15/2050(f)		8,926	472,584
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		136	79,702
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.239%, 10/15/2048(f)		10,872	452,102
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.694%, 09/15/2047(c)		100	99,923
Series 2016-UB12, Class A4 3.596%, 12/15/2049		870	919,760
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 05/15/2051		1,200	1,356,702
Series 2018-C8, Class A4 3.983%, 02/15/2051		990	1,075,110
Series 2018-C9, Class A4 4.117%, 03/15/2051		1,800	2,020,975
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		2,309	2,342,666

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 02/15/2048	U.S.$	1,160	$1,206,710
Series 2015-SG1, Class C 4.613%, 09/15/2048		537	462,353
Series 2016-LC25, Class C 4.565%, 12/15/2059		330	273,081
Series 2016-NXS6, Class A4 2.918%, 11/15/2049		900	915,248
Series 2016-NXS6, Class C 4.458%, 11/15/2049		525	436,517
Series 2018-C48, Class A5 4.302%, 01/15/2052		145	167,543

			36,975,261

Non-Agency Floating Rate CMBS – 2.4%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.714% (LIBOR 1 Month + 0.90%), 04/15/2035(c)(e)		891	799,496
Series 2018-KEYS, Class A 1.814% (LIBOR 1 Month + 1.00%), 05/15/2035(c)(e)		1,250	1,084,012
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.814% (LIBOR 1 Month + 1.00%), 11/15/2033(e)(g)		1,755	1,693,679
BFLD Series 2019-DPLO, Class D 2.654% (LIBOR 1 Month + 1.84%), 10/15/2034(c)(e)		468	394,721
BHMS Series 2018-ATLS, Class A 2.064% (LIBOR 1 Month + 1.25%), 07/15/2035(e)(g)		1,001	929,334
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 1.634% (LIBOR 1 Month + 0.82%), 06/15/2035(c)(e)		1,000	903,457
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.814% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(e)		766	696,262
BX Trust Series 2018-EXCL, Class A 1.902% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(e)		1,130	928,954

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CLNY Trust Series 2019-IKPR, Class D 2.839% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(e)	U.S.$	1,000	$731,687
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.748% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(e)		1,042	965,043
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 2.014% (LIBOR 1 Month + 1.20%), 06/15/2038(c)(e)		1,368	1,261,371
Series 2019-SMP, Class A 1.964% (LIBOR 1 Month + 1.15%), 08/15/2032(c)(e)		1,125	961,904
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.644% (LIBOR 1 Month + 1.85%), 01/16/2037(e)(g)		149	134,619
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.764% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(g)		182	165,596
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 1.598% (LIBOR 1 Month + 0.78%), 07/15/2033(c)(e)		1,200	1,153,822
Series 2019-MILE, Class A 2.314% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(e)		461	433,594
Starwood Retail Property Trust Series 2014-STAR, Class A 2.284% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(e)		961	897,763

			14,135,314

Total Commercial Mortgage-Backed Securities (cost $51,944,443)			51,110,575

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.1%
Risk Share Floating Rate – 4.9%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.837% (LIBOR 1 Month + 1.35%), 08/25/2028(c)(e)		272	260,328

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-3A, Class M1B 2.337% (LIBOR 1 Month + 1.85%), 10/25/2028(c)(e)	U.S.$	621	$584,574
Series 2019-1A, Class M1B
2.237% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)		945	818,474
Series 2019-2A, Class M1C 2.487% (LIBOR 1 Month + 2.00%), 04/25/2029(c)(e)		707	642,308
Series 2019-3A, Class M1B 2.087% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		660	573,884
Series 2019-3A, Class M1C 2.437% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		480	363,320
Series 2019-4A, Class M1B 2.487% (LIBOR 1 Month + 2.00%), 10/25/2029(c)(e)		965	880,127
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.887% (LIBOR 1 Month + 2.40%), 04/25/2031(c)(e)		555	517,950
Series 2019-R02, Class 1M2 2.787% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(e)		394	359,064
Series 2019-R03, Class 1M2 2.637% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(e)		203	184,450
Series 2019-R04, Class 2M2 2.587% (LIBOR 1 Month + 2.10%), 06/25/2039(c)(e)		682	607,262
Series 2019-R05, Class 1M2 2.487% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(e)		444	404,494
Series 2019-R06, Class 2M2 2.587% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(e)		702	593,303
Series 2019-R07, Class 1M2 2.587% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(e)		1,280	1,106,580
Series 2020-R01, Class 1M2 2.537% (LIBOR 1 Month + 2.05%), 01/25/2040(c)(e)		1,270	957,928
Eagle RE Ltd. Series 2018-1, Class M1 2.187% (LIBOR 1 Month + 1.70%), 11/25/2028(c)(e)		148	140,962

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1, Class M1A 1.387% (LIBOR 1 Month + 0.90%), 01/25/2030(c)(e)	U.S.$	1,100	$997,889
Federal Home Loan Mortgage Corp. Series 2013-DN1, Class M2 7.637% (LIBOR 1 Month + 7.15%), 07/25/2023(e)		628	469,562
Series 2019-DNA3, Class M2 2.537% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(e)		98	83,828
Series 2019-DNA4, Class M2 2.897% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(e)		955	811,172
Series 2019-FTR2, Class M2 2.637% (LIBOR 1 Month + 2.15%), 11/25/2048(c)(e)		515	409,567
Series 2019-HQA3, Class M2 2.337% (LIBOR 1 Month + 1.85%), 09/25/2049(c)(e)		640	543,534
Series 2019-HQA4, Class M1 1.257% (LIBOR 1 Month + 0.77%), 11/25/2049(c)(e)		456	443,985
Series 2020-DNA1, Class M2 2.187% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(e)		950	723,035
Series 2020-HQA2, Class M1 1.587% (LIBOR 1 Month + 1.10%), 03/25/2050(c)(e)		955	913,626
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M3 4.387% (LIBOR 1 Month + 3.90%), 12/25/2027(e)		768	761,264
Series 2015-HQA2, Class M3 5.747% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		276	273,905
Series 2016-DNA1, Class M3 6.037% (LIBOR 1 Month + 5.55%), 07/25/2028(e)		324	325,318
Series 2016-DNA2, Class M3 5.597% (LIBOR 1 Month + 4.65%), 10/25/2028(e)		210	207,272
Series 2017-DNA1, Class M2 4.197% (LIBOR 1 Month + 3.25%), 07/25/2029(e)		1,300	1,238,801

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA3, Class M2 2.987% (LIBOR 1 Month + 2.50%), 03/25/2030(e)	U.S.$	900	$846,340
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.387% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		332	260,350
Series 2015-C01, Class 1M2 4.787% (LIBOR 1 Month + 4.30%), 02/25/2025(e)		773	612,929
Series 2015-C01, Class 2M2 5.037% (LIBOR 1 Month + 4.55%), 02/25/2025(e)		139	120,718
Series 2015-C02, Class 1M2 4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		283	229,112
Series 2015-C02, Class 2M2
4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		172	146,913
Series 2015-C03, Class 1M2 5.487% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		375	275,855
Series 2015-C03, Class 2M2 5.487% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		302	229,953
Series 2015-C04, Class 1M2 6.187% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		715	722,072
Series 2015-C04, Class 2M2 6.037% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		303	306,429
Series 2016-C05, Class 2M2 4.937% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		861	845,435
Series 2016-C06, Class 1M2 4.737% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		345	337,226
Series 2016-C07, Class 2M2 4.837% (LIBOR 1 Month + 4.35%), 05/25/2029(e)		1,139	1,116,469
Series 2017-C03, Class 1M2 3.487% (LIBOR 1 Month + 3.00%), 10/25/2029(e)		580	548,729
Home Re Ltd. Series 2018-1, Class M1 2.087% (LIBOR 1 Month + 1.60%), 10/25/2028(c)(e)		231	218,817

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.387% (LIBOR 1 Month + 1.90%), 11/26/2029(c)(e)	U.S.$	805	$771,907
Series 2020-1, Class M1A 1.437% (LIBOR 1 Month + 0.95%), 02/25/2030(c)(e)		391	375,608
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.437% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		452	414,139
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.959% (LIBOR 1 Month + 2.00%), 03/27/2024(e)(g)		365	285,470
Series 2019-2R, Class A 3.709% (LIBOR 1 Month + 2.75%), 05/27/2023(e)(g)		691	512,247
Series 2019-3R, Class A 3.138% (LIBOR 1 Month + 2.70%), 10/27/2022(e)(g)		251	191,062
Series 2020-1R, Class A 3.309% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(g)		893	669,295
Radnor Re Ltd. Series 2019-1, Class M1B 2.437% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		744	689,665
Series 2019-2, Class M1B 2.237% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)		723	632,561

			28,557,067

Agency Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 5.786% (6.60% - LIBOR 1 Month), 11/15/2041(e)(h)		3,835	693,814
Series 4693, Class SL 5.336% (6.15% - LIBOR 1 Month), 06/15/2047(e)(h)		2,203	473,583
Series 4727, Class SA 5.386% (6.20% - LIBOR 1 Month), 11/15/2047(e)(h)		2,519	483,966
Series 4954, Class SL 5.236% (6.05% - LIBOR 1 Month), 02/25/2050(e)(h)		3,369	611,084

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.053% (6.54% - LIBOR 1 Month), 12/25/2041(e)(h)	U.S.$	1,110	$238,397
Series 2014-17, Class SA 5.563% (6.05% - LIBOR 1 Month), 04/25/2044(e)(h)		2,706	629,483
Series 2014-78, Class SE 5.613% (6.10% - LIBOR 1 Month), 12/25/2044(e)(h)		1,874	361,471
Series 2014-92, Class SX 5.613% (6.10% - LIBOR 1 Month), 01/25/2045(e)(h)		2,394	530,809
Series 2016-77, Class DS 5.513% (6.00% - LIBOR 1 Month), 10/25/2046(e) (h)		2,094	402,994
Series 2017-62, Class AS 5.663% (6.15% - LIBOR 1 Month), 08/25/2047(e)(h)		2,225	417,178
Series 2017-81, Class SA 5.713% (6.20% - LIBOR 1 Month), 10/25/2047(e)(h)		2,384	504,563
Series 2017-97, Class LS 5.713% (6.20% - LIBOR 1 Month), 12/25/2047(e)(h)		2,437	574,945
Government National Mortgage Association Series 2017-122, Class SA 5.482% (6.20% - LIBOR 1 Month), 08/20/2047(e)(h)		1,646	320,031
Series 2017-134, Class MS
5.482% (6.20% - LIBOR 1 Month), 09/20/2047(e)(h)		1,612	343,408

			6,585,726

Non-Agency Floating Rate – 0.1%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.587% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		307	264,813

Total Collateralized Mortgage Obligations (cost $38,833,137)			35,407,606

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 3.5%
Autos - Fixed Rate – 2.0%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(c)	U.S.$	1,760	$1,676,042
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		1,425	1,341,558
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(c)		231	235,101
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 03/17/2025(c)		1,200	1,180,563
Series 2020-1A, Class A 1.49%, 01/15/2025(c)		854	859,896
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(c)		325	338,792
Series 2016-4, Class D 3.89%, 11/15/2022(c)		330	332,071
Series 2017-4, Class A 2.07%, 04/15/2022(c)		18	18,252
Series 2018-3, Class B 3.59%, 12/16/2024(c)		1,200	1,208,026
Hertz Vehicle Financing II LP Series 2015-3A, Class A 2.67%, 09/25/2021(c)		1,000	955,644
Series 2017-1A, Class A 2.96%, 10/25/2021(c)		1,510	1,411,891
Series 2019-1A, Class A 3.71%, 03/25/2023(c)		1,190	1,148,459
Series 2019-2A, Class A 3.42%, 05/25/2025(c)		1,000	909,795

			11,616,090

Credit Cards - Fixed Rate – 0.8%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/2024		1,675	1,686,293
Series 2018-B, Class A 3.46%, 07/15/2025		850	851,930
Series 2018-B, Class M 3.81%, 07/15/2025		935	931,890
Series 2019-B, Class M 3.04%, 04/15/2026		1,070	1,028,418

			4,498,531

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.7%
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 07/15/2025(c)	U.S.$	85	$84,057
Marlette Funding Trust Series 2018-3A, Class A 3.20%, 09/15/2028(c)		117	117,009
Series 2018-4A, Class A 3.71%, 12/15/2028(c)		375	371,153
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(c)		286	280,638
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/2020(g)		851	851,902
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/2025(c)		14	14,211
Series 2016-3, Class A 3.05%, 12/26/2025(c)		39	38,827
Series 2017-2, Class A 3.28%, 02/25/2026(c)		181	180,818
Series 2017-5, Class A2 2.78%, 09/25/2026(c)		474	458,253
Series 2017-6, Class A2 2.82%, 11/25/2026(c)		502	498,028
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(c)		1,063	1,048,415

			3,943,311

Total Asset-Backed Securities (cost $20,546,309)			20,057,932

GOVERNMENTS – TREASURIES – 2.0%
Malaysia – 0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	6,633	1,582,267

United States – 1.7%
U.S. Treasury Bonds 3.00%, 02/15/2049(b)	U.S.$	7,205	10,207,458

Total Governments - Treasuries (cost $10,737,634)			11,789,725

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 1.6%
Industrial – 1.2%
Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 03/15/2026(c)	U.S.$	512	$503,199

Communications - Media – 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/2023(c)		656	664,508
5.00%, 02/01/2028(c)		702	721,544
CSC Holdings LLC 6.75%, 11/15/2021		145	151,201
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(c)		407	309,422

			1,846,675

Consumer Cyclical - Automotive – 0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 05/15/2026(c)	EUR	191	193,710

Consumer Cyclical - Other – 0.2%
International Game Technology PLC 6.25%, 02/15/2022(c)	U.S.$	360	351,752
6.50%, 02/15/2025(c)		460	451,306

			803,058

Consumer Non-Cyclical – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(c)		1,160	1,148,203

Energy – 0.4%
Occidental Petroleum Corp. 3.50%, 08/15/2029		1,074	745,904
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		618	604,935
5.875%, 03/15/2028		640	609,318
Transocean Poseidon Ltd. 6.875%, 02/01/2027(c)		388	301,806

			2,261,963

Technology – 0.0%
CommScope, Inc. 6.00%, 03/01/2026(c)		138	138,290

			6,895,098

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.4%
Banking – 0.2%
Credit Suisse Group AG 6.375%, 08/21/2026(c)(d)	U.S.$	320	$315,338
7.50%, 07/17/2023(c)(d)		1,099	1,098,901

			1,414,239

Finance – 0.2%
Navient Corp. 6.125%, 03/25/2024		722	667,929
6.625%, 07/26/2021		415	412,693
7.25%, 01/25/2022		54	52,986

			1,133,608

			2,547,847

Total Corporates – Non-Investment Grade (cost $10,147,112)			9,442,945

GOVERNMENTS – SOVEREIGN BONDS – 0.9%
Israel – 0.1%
Israel Government International Bond 3.875%, 07/03/2050		656	725,495

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025		723	729,868

Peru – 0.1%
Peruvian Government International Bond 2.392%, 01/23/2026		349	354,235

Qatar – 0.2%
Qatar Government International Bond 3.40%, 04/16/2025(c)		741	788,470

Saudi Arabia – 0.2%
Saudi Government International Bond 2.90%, 10/22/2025(c)		1,112	1,126,452

United Arab Emirates – 0.2%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(c)		643	660,681
3.875%, 04/16/2050(c)		550	584,370

			1,245,051

Total Governments – Sovereign Bonds (cost $4,736,025)			4,969,571

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.7%
CLO - Floating Rate – 0.7%
Dryden CLO Ltd. Series 2020-77A, Class A 3.02% (LIBOR 3 Month + 2.00%), 05/20/2031(c)(e)	U.S.$	700	$700,000
Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		880	776,607
Series 2020-78A, Class D 4.267% (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)		460	364,473
Elevation CLO Ltd. Series 2020-11A, Class C 3.523% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		780	632,235
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class A 2.92% (LIBOR 3 Month + 1.90%), 04/20/2031(c)(e)		1,024	1,024,255
Kayne CLO Ltd. Series 2020-7A, Class C 3.407% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		400	348,858
Voya CLO Ltd. Series 2019-1A, Class DR 4.069% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		340	266,838

Total Collateralized Loan Obligations (cost $4,584,255)			4,113,266

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(c)		655	632,894
3.75%, 01/15/2031(c)		202	205,290

			838,184

Indonesia – 0.2%
Pertamina Persero PT 6.45%, 05/30/2044(c)		575	636,453
Perusahaan Listrik Negara PT 6.15%, 05/21/2048(c)		305	331,307

			967,760

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Malaysia – 0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(c)	U.S.$	705	$774,090

Mexico – 0.1%
Petroleos Mexicanos 6.75%, 09/21/2047		529	365,142
6.84%, 01/23/2030(c)		258	202,127

			567,269

Total Quasi-Sovereigns (cost $3,237,263)			3,147,303

EMERGING MARKETS – CORPORATE BONDS – 0.3%
Industrial – 0.3%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 06/27/2029(c)(i)(j)		426	17,083

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		427	380,030

Consumer Non - Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(c)		328	283,611
BRF SA 3.95%, 05/22/2023(c)		312	293,475
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(g)(i)(k)		655	5,633

			582,719

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(c)		458	451,702

			1,431,534

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		203	201,652

Total Emerging Markets – Corporate Bonds (cost $2,499,064)			1,633,186

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - TREASURIES – 0.2%
South Africa – 0.2%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $1,089,802)	ZAR	23,482	$1,089,138

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.1%
Swaptions – 0.1%
IRS Swaption Expiration: Oct 2020; Contracts: 11,650,000; Exercise Rate: 1.02%; Counterparty: Bank of America, NA(i)	USD	11,650,000	405,652
IRS Swaption Expiration: Sep 2020; Contracts: 10,010,000; Exercise Rate: 1.23%; Counterparty: JPMorgan Chase Bank, NA(i)		10,010,000	180,787

Total Options Purchased – Puts (premiums paid $862,423)			586,439

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. (Preference Shares)(i)(l)(m)(n) (cost $260,000)		260	254,834

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.0%
Egypt – 0.0%
Egypt Government International Bond 6.125%, 01/31/2022(c) (cost $255,000)	U.S.$	255	254,123

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Swaptions – 0.0%
IRS Swaption Expiration: Jun 2020; Contracts: 13,670,000; Exercise Rate: 0.16%; Counterparty: Citibank, NA(i) (premiums paid $427,871)	USD	13,670,000	$111,421

Total Investments – 137.0% (cost $777,676,232)			795,617,756
Other assets less liabilities – (37.0)%			(214,663,237)

Net Assets – 100.0%			$580,954,519

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	33	June 2020	$5,182,030	$223,346

Sold Contracts
10 Yr Japan Bond (OSE) Futures	4	June 2020	5,695,010	69,119
U.S. T-Note 2 Yr (CBT) Futures	47	June 2020	10,360,194	(994)
U.S. T-Note 5 Yr (CBT) Futures	219	June 2020	27,481,078	8,283
U.S. T-Note 10 Yr (CBT) Futures	365	June 2020	50,757,812	(2,398,645)
U.S. Ultra Bond(CBT) Futures	111	June 2020	24,950,719	(1,570,035)

				$(3,668,926)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	2,862	USD	1,994	05/22/2020	$(62,487)
Bank of America, NA	CAD	1,153	USD	831	05/22/2020	3,243
BNP Paribas SA	CAD	1,268	USD	898	05/22/2020	(12,495)
BNP Paribas SA	EUR	655	USD	715	06/10/2020	(3,697)
Citibank, NA	JPY	502,358	USD	4,616	06/05/2020	(66,707)
Goldman Sachs Bank USA	MYR	6,876	USD	1,675	08/13/2020	85,448
Standard Chartered Bank	EUR	392	USD	427	06/10/2020	(3,321)
Standard Chartered Bank	GBP	17	USD	22	05/15/2020	632

						$(59,384)

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Bank of America, NA	0.52%	10/28/2020	USD	11,650	$377,387	$(302,154)
OTC – 1 Year Interest Rate Swap	6 Month EURIBOR	Citibank, NA	0.16	06/30/2020	USD	11,337	340,164	(279,934)
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	JPMorgan Chase Bank, NA	0.23	09/23/2020	USD	10,010	430,430	(100,237)

							$1,147,981	$(682,325)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Freq- uency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	(1.00)%	Quarterly	0.88%	USD	156,560	$(1,117,155)	$998,879	$(2,116,034)

*	Termination date.

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	6,000	7/15/20	1.613%	CPI#	Maturity	$(15,834)	$—	$(15,834)
USD	6,000	7/15/20	CPI#	1.613%	Maturity	79,500	79,500	0
USD	64,600	2/26/22	CPI#	1.440%	Maturity	1,762,189	—	1,762,189
USD	38,550	2/28/22	CPI#	1.352%	Maturity	980,431	—	980,431
USD	4,500	7/15/22	1.484%	CPI#	Maturity	(117,219)	—	(117,219)
USD	11,250	7/15/22	1.575%	CPI#	Maturity	(324,669)	—	(324,669)
USD	9,450	7/15/22	1.758%	CPI#	Maturity	(317,863)	—	(317,863)
USD	12,000	7/15/22	1.850%	CPI#	Maturity	(450,427)	—	(450,427)
USD	21,500	7/15/22	1.851%	CPI#	Maturity	(808,149)	—	(808,149)
USD	9,000	7/15/23	1.902%	CPI#	Maturity	(417,320)	—	(417,320)
USD	3,000	1/15/24	1.599%	CPI#	Maturity	(99,670)	—	(99,670)
USD	64,600	2/26/25	1.589%	CPI#	Maturity	(2,535,933)	—	(2,535,933)
USD	38,550	2/28/25	1.527%	CPI#	Maturity	(1,390,007)	—	(1,390,007)

						$(3,654,971)	$79,500	$(3,734,471)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CAD	49,600	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$437,205	$224	$436,981
SEK	217,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	(320,169)	143	(320,312)
CAD	47,597	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/ Semi-Annual	1,919,451	99	1,919,352
CAD	34,424	03/24/2025	3 Month CDOR	0.938%	Semi-Annual/ Semi-Annual	159,701	398	159,303
CAD	34,186	03/24/2025	3 Month CDOR	0.958%	Semi-Annual/ Semi-Annual	182,934	383	182,551
USD	1,160	06/09/2025	2.488%	3 Month LIBOR	Semi-Annual/Quarterly	(132,110)	—	(132,110)
USD	2,106	08/04/2025	2.293%	3 Month LIBOR	Semi-Annual/Quarterly	(210,311)	—	(210,311)
USD	5,400	10/04/2026	1.487%	3 Month LIBOR	Semi-Annual/Quarterly	(340,402)	—	(340,402)
USD	1,080	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	(86,208)	—	(86,208)
USD	1,080	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/Quarterly	(87,294)	—	(87,294)
USD	7,030	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/Quarterly	(929,988)	—	(929,988)
USD	715	07/12/2027	2.355%	3 Month LIBOR	Semi-Annual/Quarterly	(97,463)	—	(97,463)
USD	5,395	06/04/2029	2.150%	3 Month LIBOR	Semi-Annual/Quarterly	(783,547)	—	(783,547)
USD	3,170	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/Quarterly	(285,883)	—	(285,883)
JPY	2,034,920	12/13/2029	6 Month LIBOR	0.080%	Semi-Annual/ Semi-Annual	211,592	—	211,592
USD	3,530	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(402,255)	—	(402,255)
USD	1,490	11/10/2035	2.631%	3 Month LIBOR	Semi-Annual/Quarterly	(435,132)	—	(435,132)
CAD	10,080	01/14/2050	2.210%	3 Month CDOR	Semi-Annual/Semi-Annual	(1,457,919)	32	(1,457,951)
USD	7,850	03/20/2050	1.093%	3 Month LIBOR	Semi-Annual/Quarterly	(597,858)	—	(597,858)

						$(3,255,656)	$1,279	$(3,256,935)

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	8.90%	USD	1,683	$461,114	$117,093	$344,021
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,367	374,535	98,430	276,105
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,367	374,535	101,900	272,635
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	683	187,131	54,074	133,057
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	346	94,799	23,423	71,376
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	346	94,799	23,423	71,376
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	328	89,867	22,702	67,165
Sale Contracts
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	69	(22,431)	(8,814)	(13,617)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	292	(94,925)	(36,746)	(58,179)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,200	(618,079)	(170,593)	(447,486)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,668	(859,131)	(266,748)	(592,383)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	188	(96,832)	(30,261)	(66,571)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	21	(10,817)	(3,346)	(7,471)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	33	(17,002)	(5,238)	(11,764)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	362	(186,455)	(56,132)	(130,323)

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	25.00%	USD	181	$(93,227)	$(27,739)	$(65,488)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	723	(234,975)	(88,747)	(146,228)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	210	(68,250)	(28,280)	(39,970)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	248	(80,600)	(32,622)	(47,978)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	547	(177,775)	(83,288)	(94,487)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	376	(122,231)	(40,127)	(82,104)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,016	(330,285)	(108,567)	(221,718)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,620	(526,635)	(172,230)	(354,405)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	953	(309,805)	(103,744)	(206,061)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,367	(444,388)	(151,792)	(292,596)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	950	(308,830)	(105,489)	(203,341)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	683	(222,032)	(77,554)	(144,478)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	475	(154,415)	(53,936)	(100,479)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	335	(108,903)	(43,545)	(65,358)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	209	(67,925)	(30,893)	(37,032)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	67	(21,775)	(10,704)	(11,071)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	340	(110,528)	(42,786)	(67,742)

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	475	$(154,415)	$(59,775)	$(94,640)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	653	(212,334)	(78,102)	(134,232)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	195	(63,408)	(23,323)	(40,085)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	100	(32,500)	(10,088)	(22,412)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	1,145	(161,636)	(25,257)	(136,379)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	122	(39,650)	(14,749)	(24,901)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	169	(54,925)	(13,882)	(41,043)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	130	(42,250)	(10,456)	(31,794)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	326	(105,950)	(30,850)	(75,100)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	138	(44,850)	(9,463)	(35,387)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	471	(153,075)	(30,221)	(122,854)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	226	(73,450)	(33,254)	(40,196)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	139	(45,186)	(17,104)	(28,082)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5	(1,625)	(619)	(1,006)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	130	(42,250)	(16,248)	(26,002)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	436	(141,700)	(31,024)	(110,676)

abfunds.com	AB BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	247	$(80,275)	$(26,392)	$(53,883)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	218	(70,850)	(24,723)	(46,127)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	217	(70,525)	(24,619)	(45,906)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	150	(48,750)	(18,747)	(30,003)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	30	(9,750)	(3,488)	(6,262)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	714	(232,050)	(40,649)	(191,401)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	662	(215,150)	(46,018)	(169,132)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	464	(150,800)	(37,854)	(112,946)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,300	(422,500)	(152,300)	(270,200)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	710	(230,750)	(81,085)	(149,665)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,000	(325,084)	(131,311)	(193,773)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	166	(53,950)	(17,541)	(36,409)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	322	(104,650)	(43,465)	(61,185)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	59	(19,175)	(6,317)	(12,858)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	30	(9,750)	(2,939)	(6,811)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	30	(9,750)	(2,716)	(7,034)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	15	(4,875)	(1,333)	(3,542)

48 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	178	$(57,850)	$(15,256)	$(42,594)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	598	(194,350)	(91,175)	(103,175)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	15	(4,875)	(2,260)	(2,615)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	517	(168,025)	(85,017)	(83,008)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	371	(120,575)	(60,143)	(60,432)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	27	(8,777)	(3,434)	(5,343)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94%	USD	122	(39,650)	(11,773)	(27,877)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	28	(9,100)	(2,709)	(6,391)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	30	(9,750)	(2,904)	(6,846)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	691	(224,575)	(84,051)	(140,524)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	241	(78,325)	(29,573)	(48,752)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	118	(38,350)	(14,935)	(23,415)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,100	(357,500)	(161,240)	(196,260)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	191	(62,075)	(13,359)	(48,716)

						$(8,413,086)	$(2,982,617)	$(5,430,469)

*	Termination date

abfunds.com	AB BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termina- tion Date	Pay- ments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Up front Premi- ums Paid/ (Recei- ved)	Unrealized Appre- ciation/ (Depre- ciation)
JPMorgan Chase Bank, NA	USD	23,800	07/15/2023	1.848%	CPI	#	Maturity	$(1,034,511)	$—	$(1,034,511)
Morgan Stanley Capital Services LLC	USD	595	03/06/2042	2.804%	3 Month LIBOR		Semi- Annual/ Quarterly	(249,113)	—	(249,113)

								$(1,283,624)	$—	$(1,283,624)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2020
HSBC Bank USA†	0.13%	—	$23,927,387
HSBC Bank USA†	0.13%	—	35,742,864
HSBC Bank USA†	0.13%	—	29,936,358
HSBC Bank USA†	0.13%	—	7,510,202
JPMorgan Chase Bank†	0.11%	—	41,352,048
JPMorgan Chase Bank†	0.11%	—	26,514,201
JPMorgan Chase Bank†	0.11%	—	66,121,579

			$231,104,639

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2020.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Inflation-Linked Securities	$231,104,639	$	– 0	–	$	– 0	–	$	– 0	–	$231,104,639

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $87,785,414 or 15.1% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2020.

(f)	IO - Interest Only.

50 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.97% of net assets as of April 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.814%, 11/15/2033	12/04/2017	$1,755,000	$1,693,679	0.29%
BHMS Series 2018-ATLS, Class A 2.064%, 07/15/2035	07/13/2018	1,000,967	929,334	0.16%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.644%, 01/16/2037	02/11/2000	149,000	134,619	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.764%, 11/15/2026	11/16/2015	181,901	165,596	0.03%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.959%, 03/27/2024	03/21/2019	364,794	285,470	0.05%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 3.709%, 05/27/2023	06/07/2019	690,501	512,247	0.09%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.138%, 10/27/2022	10/11/2019	250,934	191,062	0.03%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.309%, 02/27/2023	02/11/2000	893,405	669,295	0.12%
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/2020	10/06/2015	851,000	851,902	0.15%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	203,000	201,652	0.03%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	363,153	5,633	0.00%

(h)	Inverse interest only security.

(i)	Non-income producing security.

(j)	Defaulted.

(k)	Defaulted matured security.

(l)	Fair valued by the Adviser.

(m)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd.(Preference Shares)	12/30/2014	$260,000	$254,834	0.04%

abfunds.com	AB BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations: CAD – Canadian Dollar EUR – Euro GBP – Great British Pound JPY – Japanese Yen MYR – Malaysian Ringgit SEK – Swedish Krona USD – United States Dollar ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

52 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2020 (unaudited)

Assets
Investments in securities, at value (cost $777,676,232)	$795,617,756
Cash	1,951,591
Cash collateral due from broker	15,111,248
Foreign currencies, at value (cost $61,908)	59,452
Receivable for investment securities sold	28,220,504
Interest receivable	2,363,559
Market value on credit default swaps (net premiums paid $441,045)	1,676,780
Receivable for capital stock sold	1,193,097
Unrealized appreciation on forward currency exchange contracts	89,323
Receivable for variation margin on futures	44,893
Receivable for variation margin on centrally cleared swaps	12,287
Affiliated dividends receivable	1,174

Total assets	846,341,664

Liabilities
Swaptions written, at value (premiums received $1,147,981)	682,325
Payable for reverse repurchase agreements	231,104,639
Payable for investment securities purchased	17,085,479
Market value on credit default swaps (net premiums received $3,423,662)	10,089,866
Cash collateral due to broker	3,603,000
Unrealized depreciation on inflation swaps	1,283,624
Payable for capital stock redeemed	965,082
Advisory fee payable	151,690
Unrealized depreciation on forward currency exchange contracts	148,707
Distribution fee payable	36,076
Administrative fee payable	22,276
Transfer Agent fee payable	13,863
Directors’ fees payable	2,050
Payable for newly entered centrally cleared interest rate swaps	79,500
Accrued expenses and other liabilities	118,968

Total liabilities	265,387,145

Net Assets	$580,954,519

Composition of Net Assets
Capital stock, at par	$54,593
Additional paid-in capital	594,919,912
Accumulated loss	(14,019,986)

$580,954,519

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 53

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$28,273,485	2,626,077	$10.77	*

C	$3,129,962	298,564	$10.48

Advisor	$143,567,686	13,322,362	$10.78

R	$2,958,876	274,988	$10.76

K	$5,813,460	541,259	$10.74

I	$10,343,819	970,794	$10.66

1	$300,238,857	28,376,916	$10.58

2	$54,544,366	5,158,117	$10.57

Z	$32,084,008	3,024,144	$10.61

*	The maximum offering price per share for Class A shares was $11.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

54 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (unaudited)

Investment Income
Interest	$10,182,550
Dividends—Affiliated issuers	25,513
Other income	885	$10,208,948

Expenses
Advisory fee (see Note B)	1,559,008
Distribution fee—Class A	47,358
Distribution fee—Class C	13,781
Distribution fee—Class R	10,067
Distribution fee—Class K	6,737
Distribution fee—Class 1	155,485
Transfer agency—Class A	27,847
Transfer agency—Class C	2,089
Transfer agency—Advisor Class	118,354
Transfer agency—Class R	5,208
Transfer agency—Class K	5,389
Transfer agency—Class I	5,120
Transfer agency—Class 1	19,255
Transfer agency—Class 2	3,664
Transfer agency—Class Z	3,255
Custodian	92,781
Registration fees	70,220
Audit and tax	56,251
Printing	46,558
Administrative	44,430
Legal	19,620
Directors’ fees	11,560
Miscellaneous	9,873

Total expenses before interest expense	2,333,910
Interest expense	736,508

Total expenses	3,070,418
Less: expenses waived and reimbursed by the Adviser (see Note B)	(543,560)

Net expenses		2,526,858

Net investment income		7,682,090

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 55

STATEMENT OF OPERATIONS (continued)

Six Months Ended April 30, 2020 (unaudited)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$3,002,692
Forward currency exchange contracts	2,468,828
Futures	(2,045,317)
Swaps	2,776,369
Foreign currency transactions	(2,453,431)
Net change in unrealized appreciation/depreciation of:
Investments(a)	(833,380)
Forward currency exchange contracts	(11,110)
Futures	(4,113,927)
Swaps	(13,218,782)
Swaptions written	465,656
Foreign currency denominated assets and liabilities	54,158

Net loss on investment and foreign currency transactions	(13,908,244)

Net Decrease in Net Assets from Operations	$(6,226,154)

(a)	Net of decrease in accrued foreign capital gains taxes of $19,807.

See notes to financial statements.

56 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended		Year Ended
	April 30, 2020 (unaudited)		October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,682,090		$14,513,091
Net realized gain (loss) on investment and foreign currency transactions	3,749,141		(6,508,444)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(17,657,385)		34,328,281
Contributions from Affiliates (see Note B)	– 0	–	5,918

Net increase (decrease) in net assets from operations	(6,226,154)		42,338,846
Distributions to Shareholders
Class A	(265,843)		(872,187)
Class C	(12,475)		(51,492)
Advisor Class	(1,360,491)		(4,083,274)
Class R	(29,227)		(132,330)
Class K	(40,366)		(152,387)
Class I	(87,857)		(225,817)
Class 1	(2,739,030)		(8,206,740)
Class 2	(528,045)		(1,472,842)
Class Z	(296,931)		(817,986)
Return of capital
Class A	– 0	–	(20,252)
Class C	– 0	–	(1,196)
Advisor Class	– 0	–	(94,813)
Class R	– 0	–	(3,073)
Class K	– 0	–	(3,538)
Class I	– 0	–	(5,243)
Class 1	– 0	–	(190,560)
Class 2	– 0	–	(34,199)
Class Z	– 0	–	(18,994)
Capital Stock Transactions
Net increase (decrease)	(49,580,752)		3,088,080

Total increase (decrease)	(61,167,171)		29,040,003
Net Assets
Beginning of period	642,121,690		613,081,687

End of period	$580,954,519		$642,121,690

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 57

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2020 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations		$(6,226,154)
Reconciliation of net decrease in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(264,834,580)
Purchases of short-term investments	(213,615,875)
Proceeds from disposition of long-term investments	211,717,201
Proceeds from disposition of short-term investments	213,174,056
Net realized gain on investment transactions and foreign currency transactions	(3,749,141)
Net realized gain on forward currency exchange contracts	2,468,828
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,657,385
Net accretion of bond discount and amortization of bond premium	1,186,335
Inflation index adjustment	(3,951,789)
Increase in receivable for investments sold	(28,102,017)
Decrease in interest receivable	146,531
Decrease in affiliated dividends receivable	4,483
Increase in cash collateral due from broker	(10,183,253)
Increase in payable for investments purchased	13,764,376
Increase in cash collateral due to broker	3,518,000
Increase in advisory fee payable	9,723
Decrease in administrative fee payable	(2,307)
Decrease in Transfer Agent fee payable	(541)
Decrease in distribution fee payable	(5,516)
Increase in Directors’ fee payable	114
Decrease in accrued expenses	(150,900)
Proceeds from swaptions written, net	1,147,981
Payments on swaps, net	(259,698)
Payments for exchange-traded derivatives settlements, net	(10,035,106)

Total adjustments		(70,095,710)

Net cash provided by (used in) operating activities		(76,321,864)
Cash flows from financing activities
Redemptions of capital stock, net	(52,756,138)
Cash dividends paid (net of dividend reinvestments)†	(1,116,740)
Increase in reverse repurchase agreements	134,564,467

Net cash provided by (used in) financing activities		80,691,589
Effect of exchange rate on cash		(2,399,273)

Net increase in cash		1,970,452
Cash at beginning of period		40,591

Cash at end of period		$2,011,043

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$4,243,525
Interest expense paid during the period	$994,663

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

58 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$536,495,436		$	– 0	–	$536,495,436
Corporates – Investment Grade		– 0	–	115,154,256			– 0	–	115,154,256
Commercial Mortgage-Backed Securities		– 0	–	51,110,575			– 0	–	51,110,575
Collateralized Mortgage Obligations		– 0	–	35,407,606			– 0	–	35,407,606
Asset-Backed Securities		– 0	–	20,057,932			– 0	–	20,057,932
Governments – Treasuries		– 0	–	11,789,725			– 0	–	11,789,725
Corporates – Non-Investment Grade		– 0	–	9,442,945			– 0	–	9,442,945
Governments – Sovereign Bonds		– 0	–	4,969,571			– 0	–	4,969,571
Collateralized Loan Obligations		– 0	–	4,113,266			– 0	–	4,113,266
Quasi-Sovereigns		– 0	–	3,147,303			– 0	–	3,147,303
Emerging Markets – Corporate Bonds		– 0	–	1,633,186			– 0	–	1,633,186
Emerging Markets – Treasuries		– 0	–	1,089,138			– 0	–	1,089,138
Options Purchased – Puts		– 0	–	586,439			– 0	–	586,439
Common Stocks		– 0	–	– 0	–		254,834		254,834
Emerging Markets – Sovereigns		– 0	–	254,123			– 0	–	254,123
Options Purchased – Calls		– 0	–	111,421			– 0	–	111,421

Total Investments in Securities		– 0	–	795,362,922			254,834		795,617,756
Other Financial Instruments(a):
Assets:
Futures		300,748		– 0	–		– 0	–	300,748	(b)
Forward Currency Exchange Contracts		– 0	–	89,323			– 0	–	89,323
Centrally Cleared Inflation (CPI) Swaps		– 0	–	2,822,120			– 0	–	2,822,120	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	2,910,883			– 0	–	2,910,883	(b)
Credit Default Swaps		– 0	–	1,676,780			– 0	–	1,676,780
Liabilities:
Futures		(3,969,674)		– 0	–		– 0	–	(3,969,674	)(b)
Forward Currency Exchange Contracts		– 0	–	(148,707)			– 0	–	(148,707)
Interest Rate Swaptions		– 0	–	(682,325)			– 0	–	(682,325)
Centrally Cleared Credit Default Swaps		– 0	–	(1,117,155)			– 0	–	(1,117,155	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(6,477,091)			– 0	–	(6,477,091	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(6,166,539)			– 0	–	(6,166,539	)(b)
Credit Default Swaps		– 0	–	(10,089,866)			– 0	–	(10,089,866)
Inflation (CPI) Swaps		– 0	–	(1,283,624)			– 0	–	(1,283,624)
Reverse Repurchase Agreements		(231,104,639)		– 0	–		– 0	–	(231,104,639)

Total		$(234,773,565)		$776,896,721			$254,834		$542,377,990	(c)

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(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)

The amount of $5,978,732 for Asset-Backed Securities was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will

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remain in effect until January 31, 2021 and then may be extended for additional one-year terms. For the six months ended April 30, 2020, such reimbursement amounted to $541,474.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2020, the reimbursement for such services amounted to $44,430.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $79,265 for the six months ended April 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,578 from the sale of Class A shares and received $0 and $261 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2020, such waiver amounted to $2,086.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)			Dividend Income (000)
Government Money Market Portfolio	$3,423	$199,337	$202,760	$	– 0	–	$26

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During the year ended October 31, 2019, the Adviser reimbursed the Fund $5,918 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A

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shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $254,264, $50,064, $54,626 and $1,583,133 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$77,233,630	$53,307,962
U.S. government securities	187,662,251	149,672,976

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$37,977,419
Gross unrealized depreciation	(39,120,082)

Net unrealized depreciation	$(1,142,663)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential

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movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are

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recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended April 30, 2020, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the

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difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the

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statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in

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the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the

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payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$300,748	*	Receivable/Payable for variation margin on futures	$3,969,674	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	2,116,034	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,652,399	*	Receivable/Payable for variation margin on centrally cleared swaps	12,643,805	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	89,323		Unrealized depreciation on forward currency exchange contracts	148,707

Interest rate contracts	Investments in securities, at value	697,860

Interest rate contracts				Swaptions written, at value	682,325

Interest rate contracts				Unrealized depreciation on inflation swaps	1,283,624

Credit contracts	Market value on credit default swaps	1,676,780		Market value on credit default swaps	10,089,866

Total		$8,417,110			$30,934,035

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,045,317)	$(4,113,927)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$2,468,828		$(11,110)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(592,434)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	– 0	–	465,656

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,480,702)		(5,470,965)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,257,071		(7,747,817)

Total		$3,199,880		$(17,470,597)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2020:

Futures:
Average notional amount of buy contracts	$54,196,712
Average notional amount of sale contracts	$102,024,929
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$8,522,011	(a)
Average principal amount of sale contracts	$24,161,285
Purchased Swaptions:
Average notional amount	$29,505,000	(b)

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Swaptions Written:
Average notional amount	$28,298,609	(b)
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$45,071,429
Centrally Cleared Interest Rate Swaps:
Average notional amount	$157,232,790
Centrally Cleared Inflation Swaps:
Average notional amount	$220,257,143
Credit Default Swaps:
Average notional amount of buy contracts	$8,854,857
Average notional amount of sale contracts	$28,868,286
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$74,047,286
Average notional amount of sale contracts	$46,250,000	(c)

(a)	Positions were open for five months during the period.

(b)	Positions were open for two months during the period.

(c)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$408,895	$(364,641)	$	– 0	–	$	– 0	–	$44,254
Citibank, NA	111,421	(111,421)		– 0	–		– 0	–	– 0	–
Citigroup Global Markets, Inc.	1,676,780	(1,676,780)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	85,448	(85,448)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	180,787	(180,787)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	632	(632)		– 0	–		– 0	–	– 0	–

Total	$2,463,963	$(2,419,709)	$	– 0	–	$	– 0	–	$44,254	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$364,641	$(364,641)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	16,192	– 0	–		– 0	–		– 0	–		16,192
Citibank, NA	463,997	(111,421)			(320,000)			– 0	–		32,576
Citigroup Global Markets, Inc.	5,633,552	(1,676,780)			(390,000)			(3,566,772)			– 0	–
Credit Suisse International	722,597	– 0	–		– 0	–		(548,267)			174,330
Deutsche Bank AG	1,062,100	– 0	–		– 0	–		(1,062,100)			– 0	–
Goldman Sachs International/ Goldman Sachs Bank USA	1,734,936	(85,448)			– 0	–		(1,649,488)			– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,534,498	(180,787)			(1,353,711)			– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	668,688	– 0	–		(260,000)			(299,211)			109,477
Standard Chartered Bank	3,321	(632)			– 0	–		– 0	–		2,689

Total	$12,204,522	$(2,419,709)			$(2,323,711)			$(7,125,838)			$335,264	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2020, the average amount of reverse repurchase agreements outstanding was $230,053,821 and the daily weighted average interest rate was 0.8%. At April 30, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $231,104,639 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$97,116,811	$(97,116,811)	$	– 0	–
JPMorgan Chase Bank	133,987,828	(133,987,828)		– 0	–

Total	$231,104,639	$(231,104,639)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class A
Shares sold	755,859	1,335,847	$8,295,403	$14,431,686

Shares issued in reinvestment of dividends	17,401	62,261	189,392	668,363

Shares converted from Class C	4,347	12,244	47,753	134,636

Shares redeemed	(1,661,746)	(2,875,737)	(17,953,049)	(30,519,097)

Net decrease	(884,139)	(1,465,385)	$(9,420,501)	$(15,284,412)

Class C
Shares sold	106,507	35,201	$1,136,821	$369,805

Shares issued in reinvestment of dividends	924	3,952	9,731	41,489

Shares converted to Class A	(4,457)	(12,562)	(47,753)	(134,636)

Shares redeemed	(48,699)	(113,462)	(516,104)	(1,186,063)

Net increase (decrease)	54,275	(86,871)	$582,695	$(909,405)

Advisor Class
Shares sold	3,593,803	8,127,810	$39,274,936	$87,174,658

Shares issued in reinvestment of dividends	104,368	321,349	1,140,146	3,475,201

Shares redeemed	(5,748,726)	(7,376,016)	(62,379,182)	(78,961,128)

Net increase (decrease)	(2,050,555)	1,073,143	$(21,964,100)	$11,688,731

Class R
Shares sold	53,204	220,089	$567,894	$2,367,556

Shares issued in reinvestment of dividends	2,055	12,562	22,291	135,386

Shares redeemed	(419,962)	(200,399)	(4,572,432)	(2,150,725)

Net increase (decrease)	(364,703)	32,252	$(3,982,247)	$352,217

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	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class K
Shares sold	195,388	209,936	$2,173,742	$2,243,823

Shares issued in reinvestment of dividends	3,714	14,611	40,366	155,925

Shares redeemed	(120,386)	(915,078)	(1,278,338)	(9,803,750)

Net increase (decrease)	78,716	(690,531)	$935,770	$(7,404,002)

Class I
Shares sold	194,525	665,974	$2,107,688	$6,999,802

Shares issued in reinvestment of dividends	8,139	21,589	87,858	231,059

Shares redeemed	(144,747)	(322,578)	(1,557,202)	(3,425,749)

Net increase	57,917	364,985	$638,344	$3,805,112

Class 1
Shares sold	2,913,389	5,037,568	$31,376,832	$53,163,034

Shares issued in reinvestment of dividends	186,909	588,041	2,004,100	6,246,030

Shares redeemed	(4,378,071)	(5,661,186)	(46,668,786)	(59,833,807)

Net decrease	(1,277,773)	(35,577)	$(13,287,854)	$(424,743)

Class 2
Shares sold	1,597,659	1,269,811	$17,087,692	$13,428,822

Shares issued in reinvestment of dividends	42,231	117,535	452,913	1,249,674

Shares redeemed	(1,949,126)	(832,324)	(20,668,665)	(8,662,540)

Net increase (decrease)	(309,236)	555,022	$(3,128,060)	$6,015,956

Class Z
Shares sold	1,005,265	1,121,518	$10,754,715	$11,902,841

Shares issued in reinvestment of dividends	27,580	78,469	296,728	836,980

Shares redeemed	(1,028,957)	(704,502)	(11,006,242)	(7,491,195)

Net increase	3,888	495,485	$45,201	$5,248,626

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a

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security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

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NOTES TO FINANCIAL STATEMENTS (continued)

and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s

abfunds.com	AB BOND INFLATION STRATEGY | 85

NOTES TO FINANCIAL STATEMENTS (continued)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$16,015,055	$15,459,233

Total taxable distributions paid	$16,015,055	$15,459,233
Return of capital	371,868	0

Total distributions paid	$16,386,923	$15,459,233

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(17,522,444	)(a)
Unrealized appreciation/(depreciation)	15,471,810	(b)

Total accumulated earnings/(deficit)	$(2,050,634	)(c)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $17,522,444.

86 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $3,811,867 and a net long-term capital loss carryforward of $13,710,577, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB BOND INFLATION STRATEGY | 87

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.95	$ 10.47	$ 10.83	$ 10.92	$ 10.44	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.12	.21	.28	.21	.18	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)	.52	(.38)	(.11)	.51	(.31)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	.73	(.10)	.10	.69	(.23)

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.24)	(.26)	(.19)	(.21)	(.10)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.08)	(.25)	(.26)	(.19)	(.21)	(.10)

Net asset value, end of period	$ 10.77	$ 10.95	$ 10.47	$ 10.83	$ 10.92	$ 10.44

Total Return

Total investment return based on net asset value(d)	(.94)%	7.00%	(.99)%	.91%	6.63%	(2.18)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28,273	$38,422	$52,116	$27,718	$16,712	$13,660

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.99	%^	1.25%	1.31%	1.01%	.98%	.88%

Expenses, before waivers/reimbursements(e)	1.25	%^	1.51%	1.56%	1.34%	1.42%	1.36%

Net investment income(b)	2.25	%^	1.93%	2.60%	1.95%	1.71%	.75%

Portfolio turnover rate	27%	40%	36%	42%	41%	51%

See footnote summary on page 97.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.67	$ 10.24	$10.61	$ 10.71	$ 10.27	$ 10.64

Income From Investment Operations

Net investment income(a)(b)	.09	.13	.19	.13	.10	.00	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.49	(.37)	(.11)	.50	(.31)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.14)	.62	(.18)	.02	.60	(.31)

Less: Dividends

Dividends from net investment income	(.05)	(.19)	(.19)	(.12)	(.16)	(.06)

Net asset value, end of period	$ 10.48	$ 10.67	$ 10.24	$ 10.61	$ 10.71	$ 10.27

Total Return

Total investment return based on net asset value(d)	(1.24)%	6.18%	(1.77)%	.16%	5.86%	(2.93)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,130	$2,607	$3,391	$3,627	$2,505	$2,679

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.73	%^	1.99%	2.03%	1.76%	1.72%	1.58%

Expenses, before waivers/reimbursements(e)	2.00	%^	2.26%	2.29%	2.09%	2.16%	2.07%

Net investment income(b)	1.64	%^	1.28%	1.77%	1.26%	.96%	.06%

Portfolio turnover rate	27%	40%	36%	42%	41%	51%

See footnote summary on page 97.

abfunds.com	AB BOND INFLATION STRATEGY | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.96	$ 10.49	$ 10.84	$ 10.93	$ 10.46	$ 10.79

Income From Investment Operations

Net investment income(a)(b)	.14	.27	.30	.25	.22	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.48	(.37)	(.13)	.49	(.33)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	.75	(.07)	.12	.71	(.20)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.27)	(.28)	(.21)	(.24)	(.13)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.28)	(.28)	(.21)	(.24)	(.13)

Net asset value, end of period	$ 10.78	$ 10.96	$ 10.49	$ 10.84	$ 10.93	$ 10.46

Total Return

Total investment return based on net asset value(d)	(.81)%	7.21%	(.68)%	1.15%	6.87%	(1.90)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$143,568	$168,440	$150,011	$107,545	$29,186	$18,343

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.74	%^	.97%	1.05%	.77%	.73%	.58%

Expenses, before waivers/reimbursements(e)	1.00	%^	1.24%	1.31%	1.10%	1.16%	1.06%

Net investment income(b)	2.51	%^	2.47%	2.80%	2.31%	2.04%	1.23%

Portfolio turnover rate	27%	40%	36%	42%	41%	51%
See footnote summary on page 97.

90 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2020	Year Ended October 31,
(unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.93	$ 10.46	$ 10.82	$ 10.89	$ 10.44	$ 10.78

Income From Investment Operations

Net investment income (loss)(a)(b)	.10	.20	.24	.21	.29	(.08)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.21)	.49	(.37)	(.12)	.37	(.19)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.11)	.69	(.13)	.09	.66	(.27)

Less: Dividends

Dividends from net investment income	(.06)	(.22)	(.23)	(.16)	(.21)	(.07)

Net asset value, end of period	$ 10.76	$ 10.93	$ 10.46	$ 10.82	$ 10.89	$ 10.44

Total Return

Total investment return based on net asset value(d)	(1.02)%	6.64%	(1.15)%	.80	%‡	6.41%	(2.49)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,959	$6,992	$6,354	$5,364	$408	$20

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.32	%^	1.47%	1.54%	1.29%	1.24%	1.06%

Expenses, before waivers/reimbursements(e)	1.69	%^	1.83%	1.90%	1.67%	1.71%	1.50%

Net investment income (loss)(b)	1.88	%^	1.88%	2.24%	2.08%	2.71%	(.68)%

Portfolio turnover rate	27%	40%	36%	42%	41%	51%

See footnote summary on page 97.

abfunds.com	AB BOND INFLATION STRATEGY | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.92	$ 10.45	$ 10.81	$ 10.89	$ 10.42	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.13	.17	.27	.21	.20	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.54	(.38)	(.11)	.49	(.31)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	.71	(.11)	.10	.69	(.24)

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.23)	(.25)	(.18)	(.22)	(.11)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.08)	(.24)	(.25)	(.18)	(.22)	(.11)

Net asset value, end of period	$ 10.74	$ 10.92	$ 10.45	$ 10.81	$ 10.89	$ 10.42

Total Return

Total investment return based on net asset value(d)	(.85)%	6.88%	(1.01)%	.96%	6.66%	(2.24)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,813	$5,051	$12,055	$2,903	$2,409	$1,616

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.97	%^	1.27%	1.35%	1.01%	.98%	.83%

Expenses, before waivers/reimbursements(e)	1.29	%^	1.57%	1.65%	1.37%	1.36%	1.17%

Net investment income(b)	2.46	%^	1.61%	2.57%	1.95%	1.87%	.70%

Portfolio turnover rate	27%	40%	36%	42%	41%	51%

See footnote summary on page 97.

92 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.84	$ 10.38	$ 10.74	$ 10.84	$ 10.38	$ 10.73

Income From Investment Operations

Net investment income (loss)(a)(b)	.14	.25	.28	.24	.22	(.06)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)	.49	(.36)	(.12)	.50	(.14)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	.74	(.08)	.12	.72	(.20)

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.27)	(.28)	(.22)	(.26)	(.15)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.28)	(.28)	(.22)	(.26)	(.15)

Net asset value, end of period	$ 10.66	$ 10.84	$ 10.38	$ 10.74	$ 10.84	$ 10.38

Total Return

Total investment return based on net asset value(d)	(.79)%	7.23%	(.73)%	1.15%	6.98%	(1.88)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,344	$9,893	$5,688	$642	$345	$265

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.73	%^	.94%	1.11%	.76%	.72%	.57%

Expenses, before waivers/reimbursements(e)	.95	%^	1.18%	1.34%	.99%	1.03%	.76%

Net investment income (loss)(b)	2.59	%^	2.40%	2.67%	2.25%	2.08%	(.50)%

Portfolio turnover rate	27%	40%	36%	42%	41%	51%

See footnote summary on page 97.

abfunds.com	AB BOND INFLATION STRATEGY | 93

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.77	$ 10.33	$ 10.69	$ 10.80	$ 10.35	$ 10.71

Income From Investment Operations

Net investment income(a)(b)	.13	.24	.28	.22	.20	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.48	(.36)	(.11)	.51	(.32)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	.72	(.08)	.11	.71	(.22)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.27)	(.28)	(.22)	(.26)	(.14)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.28)	(.28)	(.22)	(.26)	(.14)

Net asset value, end of period	$ 10.58	$ 10.77	$ 10.33	$ 10.69	$ 10.80	$ 10.35

Total Return

Total investment return based on net asset value(d)	(.80)%	7.18%	(.77	)%‡	1.01%	6.89%	(2.04)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$300,240	$319,282	$306,620	$274,366	$226,408	$253,402

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.83	%^	1.07%	1.14%	.86%	.82%	.68%

Expenses, before waivers/reimbursements(e)	.96	%^	1.20%	1.28%	1.04%	1.03%	.87%

Net investment income(b)	2.46	%^	2.31%	2.66%	2.10%	1.86%	.98%

Portfolio turnover rate	27%	40%	36%	42%	41%	51%

See footnote summary on page 97.

94 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2020	Year Ended October 31,
(unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.76	$ 10.32	$ 10.69	$ 10.79	$ 10.35	$ 10.71

Income From Investment Operations

Net investment income(a)(b)	.13	.26	.29	.24	.20	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)	.48	(.37)	(.11)	.51	(.32)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	.74	(.08)	.13	.71	(.21)

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.29)	(.29)	(.23)	(.27)	(.15)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.30)	(.29)	(.23)	(.27)	(.15)

Net asset value, end of period	$ 10.57	$ 10.76	$ 10.32	$ 10.69	$ 10.79	$ 10.35

Total Return

Total investment return based on net asset value(d)	(.75)%	7.19%	(.77)%	1.21%	6.92%	(1.95)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,544	$58,829	$50,705	$54,118	$37,207	$40,897

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.74	%^	.96%	1.03%	.76%	.72%	.58%

Expenses, before waivers/reimbursements(e)	.86	%^	1.09%	1.17%	.94%	.93%	.77%

Net investment income(b)	2.50	%^	2.45%	2.78%	2.24%	1.93%	1.09%

Portfolio turnover rate	27%	40%	36%	42%	41%	51%

See footnote summary on page 97.

abfunds.com	AB BOND INFLATION STRATEGY | 95

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,	December 11, 2014(f) to October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.80	$ 10.35	$ 10.72	$ 10.82	$ 10.38	$ 10.62

Income From Investment Operations

Net investment income(a)(b)	.14	.27	.28	.24	.25	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.47	(.36)	(.11)	.46	(.28)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	.74	(.08)	.13	.71	(.09)

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.28)	(.29)	(.23)	(.27)	(.15)

Return of capital	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.29)	(.29)	(.23)	(.27)	(.15)

Net asset value, end of period	$ 10.61	$ 10.80	$ 10.35	$ 10.72	$ 10.82	$ 10.38

Total Return

Total investment return based on net asset value(d)	(.85)%	7.26%	(.77)%	1.19%	6.89%	(.86)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32,084	$32,606	$26,142	$16,019	$11,576	$3,821

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.74	%^	.96%	1.06%	.76%	.73%	.61	%^

Expenses, before waivers/reimbursements(e)	.87	%^	1.10%	1.21%	.94%	.95%	.84	%^

Net investment income(b)	2.53	%^	2.50%	2.69%	2.22%	2.40%	2.09	%^

Portfolio turnover rate	27%	40%	36%	42%	41%	51%

See footnote summary on page 97.

96 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019	2018	2017	2016	2015

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.76%	.80%
Before waivers/reimbursements	1.01	%^	1.02%	1.01%	1.07%	1.20%	1.28%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.77	%^	1.77%	1.76%	1.82%	1.94%	1.99%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.76	%^	.77%	.76%	.83%	.93%	.98%
Class R
Net of waivers/reimbursements	1.00	%^	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.37	%^	1.36%	1.36%	1.38%	1.47%	1.44%
Class K
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.06	%^	1.04%	1.05%	1.10%	1.13%	1.09%
Class I
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.72	%^	.73%	.73%	.72%	.81%	.69%
Class 1
Net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.73	%^	.73%	.74%	.77%	.81%	.79%
Class 2
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.62	%^	.63%	.64%	.67%	.71%	.69%
Class Z(g)
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%^
Before waivers/reimbursements	.63	%^	.64%	.65%	.68%	.72%	.73%^

(f)	Commencement of distributions.

(g)	Commenced distribution on December 11, 2014.

‡

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 97

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Janaki Rao(2), Vice President Dimitri Silva(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter, Keegan, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB BOND INFLATION STRATEGY | 99

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

abfunds.com	AB BOND INFLATION STRATEGY | 101

distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

102 | AB BOND INFLATION STRATEGY	abfunds.com

purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB BOND INFLATION STRATEGY | 103

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 105

NOTES

106 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 107

NOTES

108 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0152-0420

APR    04.30.20

SEMI-ANNUAL REPORT

AB INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

SEMI-ANNUAL REPORT

June 15, 2020

This report provides management’s discussion of fund performance for AB Income Fund for the semi-annual reporting period ended April 30, 2020.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months		12 Months

AB INCOME FUND

Class A Shares	-3.72%		1.48%

Class C Shares	-4.07%		0.72%

Advisor Class Shares[1]	-3.59%		1.73%

Class Z Shares	-3.53%	[2]	—

Bloomberg Barclays US Aggregate Bond Index	4.86%		10.84%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

2	Since inception on 11/20/2019.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2020. The inception date for Class Z shares was November 20, 2019; due to limited performance history, there is no discussion of performance for this share class.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Sector allocation was the primary detractor, relative to the benchmark, due to exposures in high-yield corporate bonds, agency risk-sharing transactions and emerging-market corporate bonds, partially offset by gains in investment-grade corporate bonds. Security selection also detracted, as losses from commercial mortgage-backed securities (“CMBS”), emerging-market sovereign bonds and asset-backed securities were greater than gains in emerging-market corporate bonds. Country, yield-curve and currency decisions did not have a meaningful impact on performance.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. Sector allocation was the primary detractor

2 | AB INCOME FUND	abfunds.com

because of exposures in agency risk-sharing transactions, high-yield corporate bonds and emerging-market corporate bonds, which were partially offset by gains in investment-grade corporate bonds. Security selection also detracted, as losses from CMBS, asset-backed securities and emerging-market sovereign bonds were greater than gains in emerging-market corporate bonds. Yield-curve positioning and currency decisions were minor detractors, while country allocations were a minor contributor to performance.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaptions and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Purchased and written exchange-traded fund options and index options were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to relative value, put spreads and call spreads. Written swaptions were used as hedging tools against other active equity-like risks in the Fund, as well as to take active risk through high-yield exposure. Credit default swaps, both single name and index, were used to create synthetic exposure in investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. The utilization of government-agency-related To Be Announced mortgage short-term positions was a significant contributor to the Fund’s turnover rate of 111%.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2020. The UK’s exit from the European Union and a US-China trade truce in January led markets higher until investor sentiment turned decidedly negative in March due to the spread of COVID-19. The US Federal Reserve (the “Fed”) initiated several measures during the period to provide liquidity in short-term repurchase agreements and US Treasuries. Investor uncertainty led to an unprecedented flight to quality as credit spreads on risk assets quickly widened to levels not seen since the 2008–2009 global financial crisis. Markets began to recover in April as governments and central banks initiated over $9 trillion of monetary and fiscal stimulus measures to combat the economic fallout from the virus and governments began to relax social distancing and stay-at-home guidelines.

The Fed lowered interest rates 150 basis points to zero, and most other major central banks followed suit with substantial rate cuts. Longer maturity and higher quality developed-market treasury returns were the best performers, along with investment-grade US corporate bonds that rallied in April on the back of record new issuance. High-yield corporate bond returns were negative as investors retreated from risk assets.

abfunds.com	AB INCOME FUND | 3

Securitized asset results were mixed. Emerging-market returns fell as sharply lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish

(continued on next page)

4 | AB INCOME FUND	abfunds.com

exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance

8 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.26%

1 Year	1.48%	-2.80%

Since Inception[2]	3.15%	2.06%

CLASS C SHARES			2.67%

1 Year	0.72%	-0.26%

Since Inception[2]	2.40%	2.40%

ADVISOR CLASS SHARES[3]			3.66%

1 Year	1.73%	1.73%

5 Years	2.95%	2.95%

10 Years	5.03%	5.03%

CLASS Z SHARES[3]			3.77%

Since Inception[2]	-3.53%	-3.53%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.83%, 1.57%, 0.58% and 0.50% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.77%, 1.52%, 0.52% and 0.52% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021. Any fees waived and expense borne by the Adviser through April 22, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2020.

2	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

3

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.13%

Since Inception[1]	1.61%

CLASS C SHARES

1 Year	-1.62%

Since Inception[1]	1.98%

ADVISOR CLASS SHARES[2]

1 Year	0.34%

5 Years	2.57%

10 Years	5.01%

CLASS Z SHARES[2]

Since Inception[1]	-5.37%

1	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$962.80	$3.76		0.77%
Hypothetical**	$1,000	$1,021.03	$3.87		0.77%
Class C
Actual	$1,000	$959.30	$7.40		1.52%
Hypothetical**	$1,000	$1,017.30	$7.62		1.52%
Advisor Class
Actual	$1,000	$964.10	$2.54		0.52%
Hypothetical**	$1,000	$1,022.28	$2.61		0.52%
Class Z
Actual	$1,000	$964.70	$2.19	***	0.50	%***
Hypothetical**	$1,000	$1,020.04	$2.25	***	0.50	%***

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***

Expenses paid are based on the period from November 20, 2019 (commencement of distribution) and are equal to the class’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 163/366 (to reflect the since inception period).

12 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,207.0

1

All data are as of April 30, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.7% or less in the following types: Common Stocks, Emerging Markets–Treasuries, Governments–Sovereign Bonds, Local Governments–Provincial Bonds, Local Governments–US Municipal Bonds, Preferred Stocks, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO SUMMARY (continued)

April 30, 2020 (unaudited)

1

All data are as of April 30, 2020. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Angola, Argentina, Australia, Bahamas, Bahrain, Chile, China, Colombia, Costa Rica, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Germany, Ghana, Guatemala, Honduras, Hong Kong, India, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Kazakhstan, Kenya, Lebanon, Luxembourg, Malaysia, Mauritius, Nigeria, Norway, Oman, Pakistan, Panama, Peru, Qatar, Saudi Arabia, Senegal, Sri Lanka, Sweden, Turkey, Ukraine, United Arab Emirates and Zambia.

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PORTFOLIO OF INVESTMENTS

April 30, 2020 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 47.2%
Indonesia – 0.4%
Indonesia Treasury Bond Series FR78 8.25%, 05/15/2029	IDR	23,106,000	$15,248,076

Mexico – 0.7%
Mexican Bonos Series M 20 8.50%, 05/31/2029	MXN	645,000	30,233,121

Russia – 0.9%
Russian Federal Bond – OFZ Series 6217 7.50%, 08/18/2021	RUB	670,156	9,269,359
Series 6227 7.40%, 07/17/2024		1,925,000	27,673,520

			36,942,879

United States – 45.2%
U.S. Treasury Bonds 4.50%, 02/15/2036	U.S.$	17,631	27,248,160
5.50%, 08/15/2028(a)(b)		161,400	225,707,813
6.00%, 02/15/2026		30,903	40,704,650
6.125%, 11/15/2027(c)		469,196	663,473,034
6.125%, 08/15/2029		47,418	71,171,454
6.25%, 05/15/2030		1,061	1,642,449
6.375%, 08/15/2027		45,300	64,305,333
6.50%, 11/15/2026		39,144	54,275,603
6.625%, 02/15/2027		61,822	87,100,980
6.875%, 08/15/2025		18,100	24,254,000
7.50%, 11/15/2024		20,000	26,437,500
U.S. Treasury Notes 1.50%, 08/15/2026(a)		88,818	94,397,093
1.625%, 08/15/2022(a)		100,287	103,515,194
1.625%, 10/31/2023-08/15/2029		45,600	48,389,495
1.75%, 11/15/2029		78,385	86,590,930
2.125%, 07/31/2024(a)		125,561	135,056,873
2.25%, 11/15/2025(a)(d)		16,500	18,144,844
2.625%, 02/15/2029		9,944	11,668,663
2.875%, 09/30/2023		65,000	70,738,281
3.125%, 11/15/2028		39,000	47,226,563

			1,902,048,912

Total Governments – Treasuries (cost $1,827,950,900)			1,984,472,988

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 27.3%
Agency Fixed Rate 30-Year – 27.3%
FHLMC Uniform Mortgage-Backed Security Series 2020 4.50%, 02/01/2050	U.S.$	7,121	$7,947,080
FNMA Uniform Mortgage-Backed Security Series 1998 8.00%, 06/01/2028		6	6,085
Series 1999 7.50%, 11/01/2029		11	12,332
Series 2020 4.50%, 02/01/2050		13,272	14,657,823
Government National Mortgage Association Series 2019 3.00%, 05/01/2049, TBA		77,688	82,686,205
Uniform Mortgage-Backed Security Series 2018 4.00%, 05/01/2049, TBA		92,255	98,251,604
4.50%, 05/01/2050, TBA		271,125	292,285,840
Series 2019 3.00%, 05/01/2049, TBA		315,523	333,111,472
3.50%, 05/01/2049, TBA		13,429	14,188,350
5.00%, 05/01/2050, TBA		282,809	307,378,376

Total Mortgage Pass-Throughs (cost $1,144,826,025)			1,150,525,167

CORPORATES – INVESTMENT GRADE – 16.0%
Industrial – 8.1%
Basic – 1.0%
Alpek SAB de CV 4.25%, 09/18/2029(e)		407	352,055
Anglo American Capital PLC 4.875%, 05/14/2025(e)		2,450	2,578,527
5.375%, 04/01/2025(e)		3,216	3,449,932
ArcelorMittal SA 4.55%, 03/11/2026		2,450	2,359,644
7.00%, 10/15/2039		1,180	1,221,264
Braskem Netherlands Finance BV 4.50%, 01/10/2028-01/31/2030(e)		8,070	6,584,016
Glencore Funding LLC 4.125%, 03/12/2024(e)		7,218	7,402,781
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/2020(e)		2,230	2,225,122
5.125%, 05/15/2024(e)		1,445	1,482,931

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GTL Trade Finance, Inc. 7.25%, 04/16/2044(e)	U.S.$	274	$300,030
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 04/29/2024(e)		1,243	1,257,916
GUSAP III LP 4.25%, 01/21/2030(e)		1,491	1,356,810
Industrias Penoles SAB de CV 5.65%, 09/12/2049(e)		970	919,681
Minsur SA 6.25%, 02/07/2024(e)		285	296,774
Nexa Resources SA 5.375%, 05/04/2027(e)		10,030	9,033,269
Suzano Austria GmbH 7.00%, 03/16/2047(e)		1,532	1,553,065

			42,373,817

Capital Goods – 0.1%
General Electric Co. 3.45%, 05/01/2027		815	829,751
3.625%, 05/01/2030		1,324	1,330,501
Series D 5.00%, 01/21/2021(f)		1,203	985,221
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024		1,451	1,462,913

			4,608,386

Communications - Media – 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		487	539,460
4.908%, 07/23/2025		2,553	2,885,477
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030		4,199	4,348,779
Omnicom Group, Inc. 4.20%, 06/01/2030		1,318	1,400,019
Prosus NV 3.68%, 01/21/2030(e)		5,224	5,222,368
5.50%, 07/21/2025(e)		683	747,031
ViacomCBS, Inc. 3.70%, 08/15/2024		3,105	3,157,133
4.00%, 01/15/2026		3,500	3,626,560
4.75%, 05/15/2025		5,642	6,036,714
Weibo Corp. 3.50%, 07/05/2024		4,574	4,639,751

			32,603,292

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	3,600	$5,506,236
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(e)		1,990	2,108,922
5.152%, 03/20/2028(e)		1,990	2,212,283
Vodafone Group PLC 3.75%, 01/16/2024		1,100	1,186,691

			11,014,132

Consumer Cyclical - Automotive – 0.9%
BMW US Capital LLC 3.90%, 04/09/2025(e)		10,528	11,167,365
General Motors Financial Co., Inc. 2.20%, 04/01/2024(e)	EUR	1,571	1,561,783
3.50%, 11/07/2024	U.S.$	951	875,538
3.70%, 05/09/2023		336	322,133
3.95%, 04/13/2024		1,800	1,706,400
4.15%, 06/19/2023		1,073	1,040,842
5.10%, 01/17/2024		5,068	4,996,643
5.25%, 03/01/2026		146	140,522
Harley-Davidson Financial Services, Inc. 2.55%, 06/09/2022(e)		130	125,103
Hyundai Capital America 5.875%, 04/07/2025(e)		14,357	15,288,052
Lear Corp. 3.50%, 05/30/2030		1,064	914,678
3.80%, 09/15/2027		315	292,159

			38,431,218

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 11.50%, 04/01/2023(e)		12,710	13,276,866

Consumer Cyclical - Other – 0.0%
Lennar Corp. 4.75%, 11/29/2027		75	77,340
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		1,526	1,595,372

			1,672,712

Consumer Cyclical - Restaurants – 0.1%
McDonald’s Corp. 3.30%, 07/01/2025		4,263	4,649,185

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.4%
Nordstrom, Inc. 8.75%, 05/15/2025(e)	U.S.$	381	$407,038
Ross Stores, Inc. 4.60%, 04/15/2025		6,890	7,524,845
VF Corp. 2.40%, 04/23/2025		4,879	4,960,479
2.80%, 04/23/2027		2,807	2,879,308

			15,771,670

Consumer Non-Cyclical – 0.8%
Altria Group, Inc. 4.80%, 02/14/2029		1,145	1,280,225
BAT Capital Corp. 3.215%, 09/06/2026		5,837	6,007,616
4.70%, 04/02/2027		1,583	1,745,400
Cigna Corp. 3.00%, 07/15/2023(e)		6,987	7,274,515
CVS Health Corp. 3.625%, 04/01/2027		2,714	2,967,135
HCA, Inc. 5.25%, 06/15/2026		548	612,165
Kraft Heinz Foods Co. 3.75%, 04/01/2030(e)		4,422	4,511,678
3.95%, 07/15/2025		4,520	4,751,017
Sysco Corp. 5.65%, 04/01/2025		1,445	1,620,336
5.95%, 04/01/2030		863	1,017,227
Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026		3,820	3,833,064

			35,620,378

Energy – 1.4%
Boardwalk Pipelines LP 5.95%, 06/01/2026		1,798	1,638,805
BP Capital Markets America, Inc. 3.194%, 04/06/2025		8,060	8,463,000
Cenovus Energy, Inc. 3.80%, 09/15/2023		2,500	2,083,350
Ecopetrol SA 5.875%, 09/18/2023		281	286,480
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(e)		1,038	1,002,319
Enable Midstream Partners LP 4.40%, 03/15/2027		5,350	4,148,765
Energy Transfer Operating LP 4.75%, 01/15/2026		2,295	2,271,522
5.50%, 06/01/2027		7,425	7,473,931

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eni SpA 4.25%, 05/09/2029(e)	U.S.$	1,969	$2,011,255
EOG Resources, Inc. 4.375%, 04/15/2030		2,356	2,623,170
Hess Corp. 7.30%, 08/15/2031		8,898	8,270,691
Marathon Petroleum Corp. 4.50%, 05/01/2023		6,758	6,770,164
4.70%, 05/01/2025		5,477	5,515,722
MPLX LP 6.25%, 10/15/2022(e)		591	590,131
ONEOK, Inc. 4.35%, 03/15/2029		3,952	3,501,591
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		1,152	1,060,865
4.65%, 10/15/2025		2,194	2,073,988
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		179	167,711

			59,953,460

Services – 0.3%
Booking Holdings, Inc. 4.10%, 04/13/2025		3,523	3,735,120
Expedia Group, Inc. 6.25%, 05/01/2025(e)		3,612	3,691,464
7.00%, 05/01/2025(e)		5,188	5,300,268

			12,726,852

Technology – 1.1%
Analog Devices, Inc. 2.95%, 04/01/2025		1,322	1,381,279
Autodesk, Inc. 3.50%, 06/15/2027		1,517	1,664,604
Baidu, Inc. 3.075%, 04/07/2025		797	814,300
3.425%, 04/07/2030		225	235,724
Broadcom, Inc. 3.625%, 10/15/2024(e)		2,560	2,697,165
4.25%, 04/15/2026(e)		6,425	6,902,378
4.70%, 04/15/2025(e)		3,524	3,884,082
Dell International LLC/EMC Corp. 4.90%, 10/01/2026(e)		4,940	5,127,522
5.85%, 07/15/2025(e)		1,171	1,274,809
KLA Corp. 4.65%, 11/01/2024		2,739	3,047,767
NXP BV/NXP Funding LLC 3.875%, 09/01/2022(e)		2,460	2,543,591
4.625%, 06/15/2022-06/01/2023(e)		3,520	3,678,805

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.875%, 03/01/2024(e)	U.S.$	2,937	$3,184,413
5.35%, 03/01/2026(e)		3,499	3,938,719
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(e)		502	507,472
3.875%, 06/18/2026(e)		1,227	1,293,761
VMware, Inc. 4.50%, 05/15/2025		5,333	5,638,474

			47,814,865

Transportation - Airlines – 0.4%
Delta Air Lines, Inc. 7.00%, 05/01/2025(e)		6,060	6,221,135
Southwest Airlines Co. 4.75%, 05/04/2023		3,994	3,965,323
5.25%, 05/04/2025		4,552	4,532,882

			14,719,340

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(e)		387	393,772
5.875%, 07/05/2034(e)		1,799	2,014,327

			2,408,099

Transportation - Services – 0.1%
Aviation Capital Group LLC 4.125%, 08/01/2025(e)		1,560	1,337,357
DP World Crescent Ltd. 3.875%, 07/18/2029 (e)		296	265,568
DP World PLC 5.625%, 09/25/2048(e)		696	665,767
FedEx Corp. 3.80%, 05/15/2025		2,385	2,557,030

			4,825,722

			342,469,994

Financial Institutions – 7.5%
Banking – 5.0%
AIB Group PLC 4.263%, 04/10/2025(e)		7,005	7,115,399
4.75%, 10/12/2023(e)		5,359	5,545,547
Ally Financial, Inc. 5.80%, 05/01/2025		3,501	3,731,786
8.00%, 11/01/2031		75	91,760
American Express Co. Series C 4.026% (LIBOR 3 Month + 0.00%), 06/15/2020(f) (g)		711	608,588
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(e)		200	213,136
4.50%, 03/19/2024(e)		2,577	2,729,301

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(e)	U.S.$	3,998	$4,102,948
Banco Santander SA 2.706%, 06/27/2024		7,400	7,597,950
5.179%, 11/19/2025		1,000	1,084,770
Bank of America Corp. 2.738%, 01/23/2022		1,436	1,446,626
Series DD 6.30%, 03/10/2026(f)		2,526	2,732,071
Series X 6.25%, 09/05/2024(f)		6,520	6,782,234
Series Z 6.50%, 10/23/2024(f)		2,072	2,236,102
Bank of New York Mellon Corp. (The) Series E 4.95%, 06/20/2020(f)		844	809,084
Barclays Bank PLC 6.86%, 06/15/2032(e)(f)		656	787,200
Barclays PLC 7.125%, 06/15/2025(f)	GBP	333	397,394
7.25%, 03/15/2023(e)(f)		1,350	1,676,945
7.875%, 03/15/2022(e)(f)	U.S.$	205	203,214
8.00%, 12/15/2020(f)	EUR	614	663,284
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(e)	U.S.$	5,343	4,688,483
BNP Paribas SA 6.75%, 03/14/2022(e)(f)		1,296	1,299,616
7.625%, 03/30/2021(e)(f)		4,218	4,301,390
CIT Bank NA 2.969%, 09/27/2025		500	453,755
Citigroup, Inc. 3.106%, 04/08/2026		10,886	11,398,622
5.95%, 01/30/2023(f)		2,055	2,042,136
Series Q 5.95%, 08/15/2020(f)		927	860,173
Series T 6.25%, 08/15/2026(f)		1,388	1,474,889
Series U 5.00%, 09/12/2024(f)		2,540	2,293,569
Series V 4.70%, 01/30/2025(f)		3,590	3,134,752
Commonwealth Bank of Australia 4.50%, 12/09/2025(e)		6,462	6,930,172
Cooperatieve Rabobank UA 4.625%, 12/01/2023		2,250	2,403,473

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Agricole SA 6.50%, 06/23/2021(e)(f)	EUR	3,780	$4,145,542
8.125%, 12/23/2025(e)(f)	U.S.$	2,233	2,481,533
Credit Agricole SA/London 3.25%, 10/04/2024(e)		3,890	4,055,247
Credit Suisse AG/New York NY 2.95%, 04/09/2025		2,443	2,570,280
Danske Bank A/S 5.00%, 01/12/2022(e)		478	494,998
5.375%, 01/12/2024(e)		4,714	5,073,772
5.875%, 04/06/2022(e)(f)	EUR	3,302	3,664,197
Discover Bank 3.45%, 07/27/2026	U.S.$	500	497,235
Goldman Sachs Group, Inc. (The) 3.50%, 04/01/2025		2,092	2,230,721
Series O 5.30%, 11/10/2026(f)		760	775,474
HSBC Holdings PLC 4.75%, 07/04/2029(e)(f)	EUR	5,371	5,620,947
6.00%, 09/29/2023(e) (f)		2,515	2,852,524
ING Groep NV 6.50%, 04/16/2025(f)	U.S.$	6,341	6,261,674
6.875%, 04/16/2022(e) (f)		515	514,593
Intesa Sanpaolo SpA 6.50%, 02/24/2021(e)		3,000	3,076,200
JPMorgan Chase & Co. Series FF 5.00%, 08/01/2024(f)		2,837	2,657,134
Series HH 4.60%, 02/01/2025(f)		4,110	3,699,329
Series S 6.75%, 02/01/2024(f)		2,998	3,207,320
Series V 4.753% (LIBOR 3 Month + 3.32%), 07/01/2020(f) (g)		37	32,538
Series Z 5.30%, 08/01/2020(f)		119	112,873
Lloyds Banking Group PLC 3.00%, 01/11/2022		2,629	2,675,717
3.87%, 07/09/2025		9,435	9,924,771
4.50%, 11/04/2024		4,360	4,633,895
Morgan Stanley Series J 5.55%, 07/15/2020(f)		847	779,096
Nationwide Building Society 3.622%, 04/26/2023(e)		1,150	1,179,670
4.363%, 08/01/2024(e)		1,505	1,593,253
Nordea Bank Abp 6.625%, 03/26/2026(e) (f)		8,725	8,797,766

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(f)	U.S.$	3,800	$3,893,442
Santander Holdings USA, Inc. 3.244%, 10/05/2026		341	328,403
4.40%, 07/13/2027		463	469,338
Santander UK PLC 5.00%, 11/07/2023(e)		502	527,923
Societe Generale SA 4.75%, 11/24/2025(e)		8,825	9,328,819
Standard Chartered PLC 2.27% (LIBOR 3 Month + 1.51%), 01/30/2027(e) (f) (g)		7,800	6,074,562
4.247%, 01/20/2023(e)		2,645	2,719,404
7.50%, 04/02/2022(e)(f)		1,278	1,282,499
7.75%, 04/02/2023(e)(f)		265	268,376
Swedbank AB 6.00%, 03/17/2022(e)(f)		200	195,810
Series NC5 5.625%, 09/17/2024(e)(f)		2,000	1,923,380
UBS Group AG 7.00%, 01/31/2024-02/19/2025(e)(f)		3,569	3,656,906
UniCredit SpA 4.875%, 02/20/2029(e)	EUR	2,970	3,270,751

			209,384,281

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(f)	U.S.$	3,889	4,010,454

Finance – 0.7%
Air Lease Corp. 4.25%, 02/01/2024		3,166	2,962,711
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/2025		7,000	7,211,050
Huarong Finance II Co., Ltd. 5.00%, 11/19/2025(e)		2,067	2,174,872
5.50%, 01/16/2025(e)		4,215	4,493,412
Synchrony Financial 3.95%, 12/01/2027		6,904	6,537,605
4.25%, 08/15/2024		4,715	4,589,675
4.50%, 07/23/2025		576	563,662

			28,532,987

Insurance – 1.2%
ACE Capital Trust II 9.70%, 04/01/2030		750	1,053,225

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AIG Life Holdings, Inc. 8.125%, 03/15/2046(e)	U.S.$	509	$618,084
Assicurazioni Generali SpA 5.50%, 10/27/2047(e)	EUR	6,630	8,138,212
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 01/23/2027		3,100	4,065,791
CNP Assurances 4.75%, 06/27/2028(e)(f)	U.S.$	7,200	7,928,542
Fairfax Financial Holdings Ltd. 8.30%, 04/15/2026		5,000	5,959,550
Hartford Financial Services Group, Inc. (The) Series ICON 3.817% (LIBOR 3 Month + 2.13%), 02/12/2047(e)(g)		3,275	2,615,677
MetLife Capital Trust IV 7.875%, 12/15/2037(e)		4,117	5,064,939
Prudential Financial, Inc. 5.20%, 03/15/2044		4,029	4,030,652
5.625%, 06/15/2043		2,868	2,959,948
Voya Financial, Inc. 5.65%, 05/15/2053		7,483	7,387,667

			49,822,287

REITS – 0.5%
GLP Capital LP/GLP Financing II, Inc. 4.00%, 01/15/2030		1,290	1,141,844
5.25%, 06/01/2025		886	870,442
5.375%, 04/15/2026		283	281,930
5.75%, 06/01/2028		1,134	1,117,092
Kite Realty Group LP 4.00%, 10/01/2026		515	477,714
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		1,047	1,040,634
5.00%, 10/15/2027		75	76,481
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025		336	330,795
Regency Centers LP 3.60%, 02/01/2027		1,700	1,755,777
Sabra Health Care LP 4.80%, 06/01/2024		1,946	1,890,831
Service Properties Trust 4.35%, 10/01/2024		2,425	2,034,623
4.50%, 03/15/2025		1,695	1,380,815
4.75%, 10/01/2026		4,718	3,870,789
Spirit Realty LP 3.20%, 01/15/2027		2,453	2,167,814

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.40%, 01/15/2030	U.S.$	1,800	$1,491,570
4.45%, 09/15/2026		1,010	993,689
STORE Capital Corp. 4.625%, 03/15/2029		1,143	1,116,471

			22,039,311

			313,789,320

Utility – 0.4%
Electric – 0.4%
Colbun SA 3.15%, 03/06/2030(e)		209	199,151
ComEd Financing III 6.35%, 03/15/2033		3,462	3,636,277
Duke Energy Corp. 4.875%, 09/16/2024(f)		3,057	3,056,083
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(e)		3,775	3,544,961
Enel Finance International NV 4.625%, 09/14/2025(e)		5,060	5,547,126
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(e)		1,182	1,201,613

			17,185,211

Total Corporates – Investment Grade (cost $677,757,355)			673,444,525

CORPORATES – NON-INVESTMENT GRADE – 12.4%
Industrial – 10.1%
Basic – 1.3%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(e)		489	483,381
Alcoa Nederland Holding BV 6.125%, 05/15/2028(e)		510	494,618
Arconic Corp. 6.00%, 05/15/2025(e)		1,765	1,778,590
6.125%, 02/15/2028(e)		770	729,860
CF Industries, Inc. 4.95%, 06/01/2043		75	76,592
Cleveland-Cliffs, Inc. 9.875%, 10/17/2025(e)		3,089	3,042,634
Constellium SE 4.25%, 02/15/2026(e)	EUR	2,060	2,065,070
Eldorado Gold Corp. 9.50%, 06/01/2024(e)	U.S.$	5,278	5,632,682
ERP Iron Ore, LLC 9.034%, 12/31/2019(h)(i)(j)(k)(l)(m)		118	100,624
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(e)		3,594	3,516,082

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Freeport-McMoRan, Inc. 5.00%, 09/01/2027	U.S.$	682	$664,725
5.25%, 09/01/2029		682	673,959
5.45%, 03/15/2043		1,908	1,750,208
Graphic Packaging International LLC 4.75%, 07/15/2027(e)		1,032	1,066,985
Hecla Mining Co. 7.25%, 02/15/2028		5,371	5,303,003
INEOS Group Holdings SA 5.375%, 08/01/2024(c) (e)	EUR	3,215	3,447,056
Joseph T Ryerson & Son, Inc. 11.00%, 05/15/2022(e)	U.S.$	2,275	2,212,392
Kaiser Aluminum Corp. 6.50%, 05/01/2025(e)		1,211	1,232,495
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(h)(j)(k)(l)(n)		1,407	– 0	–
OCI NV 5.25%, 11/01/2024(e)		2,672	2,642,020
Olin Corp. 5.625%, 08/01/2029		3,148	2,846,988
Peabody Energy Corp. 6.00%, 03/31/2022(e)		2,380	1,811,823
Polyone Corp. 5.75%, 05/15/2025(e)		1,790	1,811,981
Sealed Air Corp. 6.875%, 07/15/2033(e)		2,180	2,378,838
SPCM SA 4.875%, 09/15/2025(e)		913	927,864
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/2026(e)	EUR	2,515	2,623,468
8.00%, 10/01/2026(e)	U.S.$	2,272	2,128,319
Valvoline, Inc. 4.25%, 02/15/2030(e)		1,485	1,444,727

			52,886,984

Capital Goods – 1.1%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(e) (m)	EUR	1,076	1,067,234
6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(e) (m)	U.S.$	5,393	5,046,554
Bombardier, Inc. 6.00%, 10/15/2022(e)		2,000	1,500,420
7.50%, 12/01/2024-03/15/2025(e)		2,675	1,758,058
7.875%, 04/15/2027(e)		1,946	1,281,869
Clean Harbors, Inc. 4.875%, 07/15/2027(e)		2,962	3,061,908

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cleaver-Brooks, Inc. 7.875%, 03/01/2023(e)	U.S.$	1,258	$1,036,227
Colfax Corp. 6.00%, 02/15/2024(e)		338	343,290
6.375%, 02/15/2026(e)		361	373,122
Crown European Holdings SA 2.875%, 02/01/2026(e)	EUR	1,075	1,188,970
F-Brasile SpA/F–Brasile US LLC Series XR 7.375%, 08/15/2026(e)	U.S.$	2,778	1,894,790
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(e)		4,047	3,683,215
GFL Environmental, Inc. 5.125%, 12/15/2026(e)		273	283,890
7.00%, 06/01/2026(e)		910	957,902
8.50%, 05/01/2027(e)		960	1,046,813
Griffon Corp. 5.75%, 03/01/2028		6,525	6,249,775
Harsco Corp. 5.75%, 07/31/2027(e)		2,423	2,299,185
OI European Group BV 3.125%, 11/15/2024(e)	EUR	3,140	3,309,351
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(e)	U.S.$	2,300	1,985,268
Terex Corp. 5.625%, 02/01/2025(e)		677	615,495
TransDigm, Inc. 6.25%, 03/15/2026(e)		1,033	1,015,243
6.375%, 06/15/2026		847	729,479
6.50%, 07/15/2024		1,489	1,376,804
8.00%, 12/15/2025(e)		920	957,260
Triumph Group, Inc. 6.25%, 09/15/2024(e)		1,309	1,058,575
7.75%, 08/15/2025		1,305	846,306
Trivium Packaging Finance BV 3.75%, 08/15/2026(e)	EUR	100	107,478
8.50%, 08/15/2027(e)	U.S.$	2,328	2,436,089

			47,510,570

Communications - Media – 1.2%
Altice Financing SA 7.50%, 05/15/2026(e)		2,600	2,712,424
Banijay Entertainment SASU 3.50%, 03/01/2025(e)	EUR	600	621,347
5.375%, 03/01/2025(e)	U.S.$	1,955	1,818,482
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 02/15/2026(e)		75	78,200

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(e)	U.S.$	1,977	$1,859,487
CSC Holdings LLC 6.50%, 02/01/2029(e)		692	756,425
7.50%, 04/01/2028(e)		1,631	1,794,997
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(e)		2,925	2,223,731
6.625%, 08/15/2027(c)(e)		2,667	1,463,010
DISH DBS Corp. 7.75%, 07/01/2026		3,045	2,999,325
iHeartCommunications, Inc. 5.25%, 08/15/2027(e)		1,439	1,316,685
6.375%, 05/01/2026		81	77,091
8.375%, 05/01/2027		147	122,359
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(e)		3,152	3,311,302
Meredith Corp. 6.875%, 02/01/2026		2,853	2,442,140
National CineMedia LLC 5.875%, 04/15/2028(e)		2,267	1,632,376
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(e)		1,021	941,791
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 02/15/2025(e)		3,664	3,647,805
6.875%, 02/15/2023(e)		1,031	1,020,721
Scripps Escrow, Inc. 5.875%, 07/15/2027(e)		1,008	858,322
Sinclair Television Group, Inc. 5.50%, 03/01/2030(e)		3,151	2,615,078
Sirius XM Radio, Inc. 5.50%, 07/01/2029(e)		75	79,142
TEGNA, Inc. 5.00%, 09/15/2029(e)		3,630	3,235,419
Univision Communications, Inc. 5.125%, 05/15/2023-02/15/2025(e)		3,651	3,481,864
Virgin Media Receivables Financing Notes I DAC 5.50%, 09/15/2024(e)	GBP	3,270	4,118,564
Ziggo Bond Co. BV 5.125%, 02/28/2030(e)	U.S.$	693	687,297
6.00%, 01/15/2027(e)		3,000	3,055,710

			48,971,094

Communications - Telecommunications – 0.4%
Altice France SA/France 7.375%, 05/01/2026(e)		562	587,661

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

C&W Senior Financing DAC 6.875%, 09/15/2027(e)	U.S.$	1,247	$1,236,226
7.50%, 10/15/2026(e)		893	910,815
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(e)		2,301	2,203,875
DKT Finance ApS 7.00%, 06/17/2023(e)	EUR	1,424	1,539,923
Hughes Satellite Systems Corp. 6.625%, 08/01/2026	U.S.$	810	863,962
Intelsat Jackson Holdings SA 5.50%, 08/01/2023		4,941	2,688,645
Nexstar Broadcasting, Inc. 5.625%, 07/15/2027(e)		1,729	1,652,423
Telecom Italia Capital SA 7.721%, 06/04/2038		75	87,145
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(e)		886	860,315
6.125%, 03/01/2028(e)		2,825	2,661,941

			15,292,931

Consumer Cyclical - Automotive – 0.8%
Adient US LLC 9.00%, 04/15/2025(e)		2,568	2,677,833
Allison Transmission, Inc. 5.875%, 06/01/2029(e)		1,101	1,067,287
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(e)		2,269	1,593,927
Exide International Holdings LP (Superpriority Lien) 10.75%, 10/31/2021(h)(j)(n)(o)		3,093	2,638,661
Exide Technologies (Exchange Priority) 11.00% (3.00% Cash and 8.00% PIK), 10/31/2024(h)(j)(m)(n)		2,770	831,031
(First Lien) 11.00% (3.00% Cash and 8.00% PIK), 10/31/2024(h)(j)(m)(n)		933	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		8,065	8,057,338
9.00%, 04/22/2025		2,242	2,182,677
Ford Motor Credit Co. LLC 4.063%, 11/01/2024		5,895	5,164,845
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(e)(m)	EUR	560	549,113
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(e) (m)		623	608,653

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Navistar International Corp. 9.50%, 05/01/2025(e)	U.S.$	1,347	$1,413,340
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 05/15/2026(e)	EUR	360	365,107
6.25%, 05/15/2026(e)	U.S.$	226	227,272
8.50%, 05/15/2027(e)		1,679	1,422,298
Tenneco, Inc. 5.00%, 07/15/2026		2,680	1,225,832
Titan International, Inc. 6.50%, 11/30/2023		873	404,051
Truck Hero, Inc. 8.50%, 04/21/2024(e)		2,691	2,232,750
ZF North America Capital, Inc. 4.75%, 04/29/2025(e)		2,660	2,476,593

			35,138,608

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment Holdings, Inc. 5.75%, 06/15/2025		2,000	453,480
Cedar Fair LP 5.25%, 07/15/2029(e)		996	855,524
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(e)		9,251	9,251,000
Mattel, Inc. 5.875%, 12/15/2027(e)		3,091	3,028,809
6.75%, 12/31/2025(e)		450	456,948
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(e)		4,017	4,005,672
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(e)		1,820	1,896,768
Vail Resorts, Inc. 6.25%, 05/15/2025(e)		1,380	1,414,500
Viking Cruises Ltd. 5.875%, 09/15/2027(e)		1,057	710,441
VOC Escrow Ltd. 5.00%, 02/15/2028(e)		75	59,081

			22,132,223

Consumer Cyclical - Other – 0.8%
Adams Homes, Inc. 7.50%, 02/15/2025(e)		2,232	2,053,574
Beazer Homes USA, Inc. 5.875%, 10/15/2027		663	513,036

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(e)	U.S.$	937	$772,594
6.25%, 09/15/2027(e)		3,475	3,197,000
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(e)		2,330	2,252,434
Forestar Group, Inc. 5.00%, 03/01/2028(e)		1,669	1,459,540
8.00%, 04/15/2024(e)		1,470	1,449,200
Hilton Domestic Operating Co., Inc. 4.875%, 01/15/2030		75	71,486
5.375%, 05/01/2025(e)		314	313,743
5.75%, 05/01/2028(e)		339	341,322
Installed Building Products, Inc. 5.75%, 02/01/2028(e)		846	811,500
International Game Technology PLC 6.25%, 01/15/2027(e)		735	713,663
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(e)		3,302	2,137,715
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 09/15/2026		2,111	2,014,738
Mattamy Group Corp. 5.25%, 12/15/2027(e)		2,454	2,301,607
MGM Resorts International 5.50%, 04/15/2027		850	780,419
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(e)		1,969	1,699,779
6.125%, 04/01/2025(e)		1,821	1,726,162
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(e)		2,138	2,215,118
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(e)		688	585,701
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(e)		2,845	2,616,034
Twin River Worldwide Holdings, Inc. 6.75%, 06/01/2027(e)		1,720	1,352,780
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026(e)		1,410	1,297,694
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(e)		75	66,570

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(e)	U.S.$	1,583	$1,487,197
7.75%, 04/15/2025(e)		793	811,675

			35,042,281

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(e)		2,014	1,951,606
IRB Holding Corp. 6.75%, 02/15/2026(e)		1,031	859,432
Yum! Brands, Inc. 7.75%, 04/01/2025(e)		3,231	3,527,735

			6,338,773

Consumer Cyclical - Retailers – 0.5%
Asbury Automotive Group, Inc. 4.50%, 03/01/2028(e)		796	667,653
4.75%, 03/01/2030(e)		492	411,740
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(e)		616	626,595
FirstCash, Inc. 5.375%, 06/01/2024(e)		271	267,379
L Brands, Inc. 5.25%, 02/01/2028		252	180,984
6.75%, 07/01/2036		704	513,920
6.875%, 11/01/2035		3,416	2,530,573
7.50%, 06/15/2029		236	174,048
PetSmart, Inc. 7.125%, 03/15/2023(e)		5,621	5,381,096
Rite Aid Corp. 7.50%, 07/01/2025(e)		3,444	3,390,893
Staples, Inc. 7.50%, 04/15/2026(e)		4,173	3,263,745
10.75%, 04/15/2027(e)		1,108	620,436
TPro Acquisition Corp. 11.00%, 10/15/2024(e)		1,216	1,170,473

			19,199,535

Consumer Non-Cyclical – 1.0%
Air Medical Group Holdings, Inc. 6.375%, 05/15/2023 (e)		887	823,526
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(e)		2,299	2,319,944
4.875%, 02/15/2030(e)		1,582	1,604,907
Avantor, Inc. 9.00%, 10/01/2025(e)		930	1,009,720

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bausch Health Americas, Inc. 8.50%, 01/31/2027(e)	U.S.$	223	$245,722
Bausch Health Cos., Inc. 4.50%, 05/15/2023(e)	EUR	1,800	1,933,572
5.50%, 11/01/2025(e)	U.S.$	75	77,918
6.125%, 04/15/2025(e)		446	451,562
7.25%, 05/30/2029(e)		223	238,367
CHS/Community Health Systems, Inc. 6.25%, 03/31/2023		1,444	1,357,071
6.625%, 02/15/2025(e)		1,620	1,499,861
8.125%, 06/30/2024(e)		162	110,534
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 07/15/2023-02/01/2025(e)		3,982	2,931,852
Envision Healthcare Corp. 8.75%, 10/15/2026(e)		3,093	1,036,402
Grifols SA 3.20%, 05/01/2025(e)	EUR	5,083	5,572,487
Hadrian Merger Sub, Inc. 8.50%, 05/01/2026(e)	U.S.$	1,159	1,008,295
IQVIA, Inc. 3.25%, 03/15/2025(e)	EUR	1,060	1,171,404
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(e)	U.S.$	548	140,266
5.625%, 10/15/2023(e)		107	30,611
MEDNAX, Inc. 6.25%, 01/15/2027(e)		75	67,883
Post Holdings, Inc. 4.625%, 04/15/2030(e)		3,622	3,554,884
5.50%, 12/15/2029(e)		1,008	1,015,943
Radiology Partners, Inc. 9.25%, 02/01/2028(e)		3,294	3,137,370
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(e)		4,840	5,175,993
Spectrum Brands, Inc. 5.75%, 07/15/2025		1,334	1,329,958
Sunshine Mid BV 6.50%, 05/15/2026(e)	EUR	2,077	2,215,536
Tenet Healthcare Corp. 7.50%, 04/01/2025(e)	U.S.$	2,520	2,708,849
8.125%, 04/01/2022		389	392,178
Vizient, Inc. 6.25%, 05/15/2027(e)		561	588,921

			43,751,536

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.1%
Antero Resources Corp. 5.125%, 12/01/2022	U.S.$	1,908	$1,332,986
Callon Petroleum, Co. 6.25%, 04/15/2023		1,252	257,549
Cheniere Energy Partners LP 4.50%, 10/01/2029(e)		1,350	1,246,104
CITGO Petroleum Corp. 6.25%, 08/15/2022(e)		1,577	1,501,509
Denbury Resources, Inc. 9.25%, 03/31/2022(e)		871	157,947
Diamond Offshore Drilling, Inc. 7.875%, 08/15/2025(l)(p)		2,642	275,693
EnLink Midstream Partners LP 4.40%, 04/01/2024		318	199,780
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 09/01/2022(i)(l)(p)		492	197
9.375%, 05/01/2024(e)(l)(p)		1,384	18,795
EQT Corp. 7.00%, 02/01/2030		6,152	5,779,804
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		1,149	959,105
6.50%, 10/01/2025		179	151,251
7.75%, 02/01/2028		4,346	3,706,182
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(e)		1,998	447,752
Gulfport Energy Corp. 6.00%, 10/15/2024		280	139,241
6.375%, 05/15/2025-01/15/2026		2,469	1,152,731
Hess Midstream Operations LP 5.625%, 02/15/2026(e)		2,739	2,546,640
HighPoint Operating Corp. 7.00%, 10/15/2022		343	101,545
Indigo Natural Resources LLC 6.875%, 02/15/2026(e)		2,570	2,386,708
Nabors Industries Ltd. 7.25%, 01/15/2026(e)		1,294	487,359
7.50%, 01/15/2028(e)		1,372	547,936
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		2,596	1,758,790
Noble Holding International Ltd. 7.75%, 01/15/2024		279	11,729
Occidental Petroleum Corp. 2.90%, 08/15/2024		4,990	3,742,700

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.20%, 08/15/2026	U.S.$	771	$554,280
Parkland Fuel Corp. 6.00%, 04/01/2026(e)		2,841	2,754,008
PDC Energy, Inc. 5.75%, 05/15/2026		1,075	830,534
QEP Resources, Inc. 5.25%, 05/01/2023		581	194,635
5.625%, 03/01/2026		1,571	494,346
Range Resources Corp. 5.00%, 08/15/2022-03/15/2023		961	862,676
SandRidge Energy, Inc. 7.50%, 02/15/2023(h)(i)(j)(l)		1,259	– 0	–
SM Energy Co. 5.625%, 06/01/2025		685	194,841
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		992	952,320
5.875%, 03/15/2028		1,164	1,108,198
6.00%, 04/15/2027		87	82,772
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.50%, 07/15/2027		775	695,880
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(e)		520	464,688
Transocean, Inc. 7.50%, 01/15/2026(e)		1,061	400,984
8.00%, 02/01/2027(e)		2,513	999,772
Vantage Drilling International 7.125%, 04/01/2023 (h) (i) (j) (l)		3,068	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(e)		3,507	1,855,904
Western Midstream Operating LP 3.95%, 06/01/2025		207	183,926
4.05%, 02/01/2030		1,254	1,144,262
4.65%, 07/01/2026		3,058	2,725,473
4.75%, 08/15/2028		1,490	1,311,185
Whiting Petroleum Corp. 6.25%, 04/01/2023(l)(p)		732	74,825
6.625%, 01/15/2026(l)(p)		87	8,730

			46,804,272

Other Industrial – 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(e)		1,133	1,080,406
IAA, Inc. 5.50%, 06/15/2027(e)		869	868,235

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

KAR Auction Services, Inc. 5.125%, 06/01/2025(e)	U.S.$	75	$64,256
Laureate Education, Inc. 8.25%, 05/01/2025(e)		992	1,013,249
Performance Food Group, Inc. 5.50%, 10/15/2027(e)		909	863,050

			3,889,196

Services – 0.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(e)		2,167	2,241,220
9.75%, 07/15/2027(e)		1,513	1,553,261
APX Group, Inc. 6.75%, 02/15/2027(e)		3,506	3,015,195
7.625%, 09/01/2023(c)		2,000	1,591,820
7.875%, 12/01/2022		694	660,619
Aramark Services, Inc. 6.375%, 05/01/2025(e)		2,767	2,877,486
eDreams ODIGEO SA 5.50%, 09/01/2023(e)	EUR	1,327	983,979
Garda World Security Corp. 9.50%, 11/01/2027(e)	U.S.$	3,358	3,354,306
Monitronics International, Inc. 0.00%, 04/01/2020(h)(i)(j)(k)(l)		1,835	– 0	–
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(e)		75	73,622
6.25%, 01/15/2028(e)		3,102	2,779,578
Refinitiv US Holdings, Inc. 8.25%, 11/15/2026(e)		348	386,151
Sabre GLBL, Inc. 9.25%, 04/15/2025(e)		1,581	1,669,410
Verscend Escrow Corp. 9.75%, 08/15/2026(e)		4,000	4,166,400

			25,353,047

Technology – 0.3%
Banff Merger Sub, Inc. 9.75%, 09/01/2026(e)		2,954	2,650,417
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		1,675	1,681,817
CommScope, Inc. 5.50%, 03/01/2024(e)		1,147	1,147,012
6.00%, 03/01/2026(e)		589	590,237
8.25%, 03/01/2027(e)		1,061	1,017,860
NCR Corp. 5.75%, 09/01/2027(e)		473	473,974
6.125%, 09/01/2029(e)		366	365,393
8.125%, 04/15/2025(e)		1,180	1,251,130

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Presidio Holdings, Inc. 4.875%, 02/01/2027(e)	U.S.$	165	$162,081
8.25%, 02/01/2028(e)		1,836	1,805,522
Science Applications International Corp. 4.875%, 04/01/2028(e)		448	439,891
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 02/01/2023(e)		1,257	1,222,898
Xerox Corp. 4.125%, 03/15/2023		27	26,846

			12,835,078

Transportation - Services – 0.3%
Algeco Global Finance PLC 8.00%, 02/15/2023(e)		2,258	2,004,088
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(e)		787	457,428
Europcar Mobility Group 4.125%, 11/15/2024(e)	EUR	1,936	1,339,259
Heathrow Finance PLC 3.875%, 03/01/2027(e)	GBP	3,945	4,579,824
Herc Holdings, Inc. 5.50%, 07/15/2027(e)	U.S.$	1,193	1,130,797
Hertz Corp. (The) 5.50%, 10/15/2024(e)		1,478	308,252
6.00%, 01/15/2028(e)		1,078	186,914
7.125%, 08/01/2026(e)		358	77,382
XPO Logistics, Inc. 6.75%, 08/15/2024(e)		1,670	1,722,037

			11,805,981

			426,952,109

Financial Institutions – 2.1%
Banking – 0.9%
Alliance Data Systems Corp. 4.75%, 12/15/2024(e)		3,780	2,808,805
Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022-09/24/2023(e)(f)	EUR	6,400	6,591,527
Series 9 6.50%, 03/05/2025(f)	U.S.$	1,800	1,633,788
Banco Santander SA 6.75%, 04/25/2022(e)(f)	EUR	3,700	4,020,747
Citizens Financial Group, Inc. Series A 5.333% (LIBOR 3 Month + 3.96%), 07/06/2020(f)(g)	U.S.$	222	187,741

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 6.25%, 12/18/2024(e)(f)	U.S.$	640	$656,646
6.375%, 08/21/2026(e)(f)		3,961	3,903,288
7.50%, 07/17/2023-12/11/2023(e) (f)		7,239	7,361,479
HSBC Finance Corp. 6.676%, 01/15/2021		2,765	2,796,410
Intesa Sanpaolo SpA 5.017%, 06/26/2024(e)		999	1,007,821
Societe Generale SA 8.00%, 09/29/2025(e)(f)		2,015	2,055,502
UniCredit SpA 9.25%, 06/03/2022(e)(f)	EUR	2,700	2,982,671

			36,006,425

Brokerage – 0.1%
LPL Holdings, Inc. 5.75%, 09/15/2025(e)	U.S.$	1,169	1,154,902
NFP Corp. 6.875%, 07/15/2025(e)		1,858	1,778,199

			2,933,101

Finance – 0.2%
Compass Group Diversified Holdings LLC 8.00%, 05/01/2026(e)		1,375	1,443,860
Curo Group Holdings Corp. 8.25%, 09/01/2025(e)		2,000	1,612,760
Enova International, Inc. 8.50%, 09/01/2024(e)		3,418	2,992,322
goeasy Ltd. 5.375%, 12/01/2024(e)		2,145	1,917,759
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 06/03/2026(e)		823	746,543
Lincoln Financing SARL 3.625%, 04/01/2024(e)	EUR	759	707,487

			9,420,731

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(e)	U.S.$	4,241	3,805,237
10.125%, 08/01/2026(e)		831	834,656
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(e)		1,620	1,615,837
ASR Nederland NV 4.625%, 10/19/2027(e)(f)	EUR	1,040	1,061,695
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/2022(e)(m)	U.S.$	6,392	5,361,030

			12,678,455

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.3%
Altice France Holding SA 10.50%, 05/15/2027(e)	U.S.$	3,024	$3,265,466
Intrum AB 2.75%, 07/15/2022(e)	EUR	633	610,474
3.00%, 09/15/2027(e)		1,490	1,207,777
3.50%, 07/15/2026(e)		543	452,307
Nordic Aviation Capital 3.79%, 02/27/2023(h)(i)(j)	U.S.$	12,450	8,484,675

			14,020,699

REITS – 0.3%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(e)		2,479	1,982,481
Diversified Healthcare Trust 6.75%, 12/15/2021		2,739	2,621,086
Iron Mountain, Inc. 4.875%, 09/15/2027-09/15/2029(e)		1,110	1,064,347
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027		1,187	1,202,645
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(e)		4,479	3,131,537
SBA Communications Corp. 3.875%, 02/15/2027(e)		2,817	2,875,115

			12,877,211

			87,936,622

Utility – 0.2%
Electric – 0.2%
Calpine Corp. 5.125%, 03/15/2028(e)		2,694	2,626,515
5.50%, 02/01/2024		576	576,351
5.75%, 01/15/2025		520	521,103
NRG Energy, Inc. 6.625%, 01/15/2027		75	80,063
Talen Energy Supply LLC 6.50%, 06/01/2025		394	271,931
7.25%, 05/15/2027(e)		850	841,143
10.50%, 01/15/2026(e)		3,081	2,538,528
Vistra Operations Co. LLC 5.625%, 02/15/2027(e)		75	79,032

			7,534,666

Total Corporates – Non-Investment Grade (cost $601,164,899)			522,423,397

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.1%
Risk Share Floating Rate – 7.9%
Bellemeade Re Ltd. Series 2017-1, Class M1 2.187% (LIBOR 1 Month + 1.70%), 10/25/2027(e)(g)	U.S.$	138	$137,239
Series 2018-2A, Class M1B 1.837% (LIBOR 1 Month + 1.35%), 08/25/2028(e)(g)		3,397	3,252,936
Series 2018-3A, Class M1B 2.337% (LIBOR 1 Month + 1.85%), 10/25/2028(e)(g)		1,423	1,339,486
Series 2019-1A, Class M2 3.187% (LIBOR 1 Month + 2.70%), 03/25/2029(e)(g)		1,340	995,753
Series 2019-2A, Class M1C 2.487% (LIBOR 1 Month + 2.00%), 04/25/2029(e)(g)		9,029	8,201,521
Series 2019-3A, Class M1B 2.087% (LIBOR 1 Month + 1.60%), 07/25/2029(e)(g)		634	551,712
Series 2019-3A, Class M1C 2.437% (LIBOR 1 Month + 1.95%), 07/25/2029(e)(g)		15,567	11,782,921
Series 2019-4A, Class M1C 2.987% (LIBOR 1 Month + 2.50%), 10/25/2029(e)(g)		7,608	6,504,013
Connecticut Avenue Securities Trust Series 2020-R02, Class 2M1 1.237% (LIBOR 1 Month + 0.75%), 01/25/2040(e)(g)		8,387	8,194,329
Eagle RE Ltd. Series 2018-1, Class M1 2.187% (LIBOR 1 Month + 1.70%), 11/25/2028(e)(g)		656	623,062
Federal Home Loan Mortgage Corp. Series 2013-DN1, Class M2 7.637% (LIBOR 1 Month + 7.15%), 07/25/2023(g)		5,485	4,098,845
Series 2013-DN2, Class M2 5.197% (LIBOR 1 Month + 4.25%), 11/25/2023(g)		8,798	7,463,260
Series 2014-DN3, Class M3 4.947% (LIBOR 1 Month + 4.00%), 08/25/2024(g)		2,992	2,376,460

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA4, Class M3 4.287% (LIBOR 1 Month + 3.80%), 03/25/2029(g)	U.S.$	5,307	$5,128,333
Series 2018-HQA2, Class M2 2.787% (LIBOR 1 Month + 2.30%), 10/25/2048(e)(g)		11,000	9,286,752
Series 2020-DNA1, Class M2 2.187% (LIBOR 1 Month + 1.70%), 01/25/2050(e)(g)		26,178	19,923,878
Series 2020-HQA2, Class M2 3.587% (LIBOR 1 Month + 3.10%), 03/25/2050(e)(g)		509	355,775
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M3 4.987% (LIBOR 1 Month + 4.50%), 02/25/2024(g)		4,455	2,809,402
Series 2014-DN2, Class M3 4.547% (LIBOR 1 Month + 3.60%), 04/25/2024(g)		350	233,421
Series 2014-HQ2, Class M3 4.697% (LIBOR 1 Month + 3.75%), 09/25/2024(g)		1,010	780,486
Series 2015-DN1, Class B 11.987% (LIBOR 1 Month + 11.50%), 01/25/2025(g)		2,557	1,862,007
Series 2015-DNA1, Class M3 4.247% (LIBOR 1 Month + 3.30%), 10/25/2027(g)		773	765,616
Series 2015-DNA2, Class B 8.037% (LIBOR 1 Month + 7.55%), 12/25/2027(g)		1,489	1,130,409
Series 2015-DNA3, Class B 10.297% (LIBOR 1 Month + 9.35%), 04/25/2028(g)		2,474	1,876,361
Series 2015-HQA1, Class B 9.747% (LIBOR 1 Month + 8.80%), 03/25/2028(g)		1,576	1,166,750
Series 2016-DNA1, Class B 10.487% (LIBOR 1 Month + 10.00%), 07/25/2028(g)		2,228	1,761,314
Series 2016-DNA2, Class M3 5.597% (LIBOR 1 Month + 4.65%), 10/25/2028(g)		5,555	5,471,991
Series 2016-HQA2, Class M3 6.097% (LIBOR 1 Month + 5.15%), 11/25/2028(g)		8,537	8,537,011

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA1, Class M2 4.197% (LIBOR 1 Month + 3.25%), 07/25/2029(g)	U.S.$	2,600	$2,477,603
Series 2017-DNA2, Class B1 5.637% (LIBOR 1 Month + 5.15%), 10/25/2029(g)		5,178	4,012,675
Series 2017-DNA2, Class M2 3.937% (LIBOR 1 Month + 3.45%), 10/25/2029(g)		1,168	1,120,147
Series 2017-DNA3, Class B1 4.937% (LIBOR 1 Month + 4.45%), 03/25/2030(g)		4,550	3,374,990
Series 2017-HQA2, Class B1 5.697% (LIBOR 1 Month + 4.75%), 12/25/2029(g)		3,000	2,213,517
Series 2017-HQA3, Class B1 4.937% (LIBOR 1 Month + 4.45%), 04/25/2030(g)		4,750	3,475,183
Series 2017-HQA3, Class M2 2.837% (LIBOR 1 Month + 2.35%), 04/25/2030(g)		7,987	6,965,638
Series 2018-HQA1, Class B1 4.837% (LIBOR 1 Month + 4.35%), 09/25/2030(g)		4,520	3,381,630
Series 2018-HQA1, Class M2 2.787% (LIBOR 1 Month + 2.30%), 09/25/2030(g)		4,156	3,655,380
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.887% (LIBOR 1 Month + 4.40%), 01/25/2024(g)		9,954	7,835,957
Series 2014-C02, Class 1M2 3.087% (LIBOR 1 Month + 2.60%), 05/25/2024(g)		3,473	2,592,774
Series 2014-C03, Class 1M2 3.487% (LIBOR 1 Month + 3.00%), 07/25/2024(g)		11,475	8,741,194
Series 2014-C04, Class 1M2 5.387% (LIBOR 1 Month + 4.90%), 11/25/2024(g)		6,705	5,264,690
Series 2014-C04, Class 2M2 5.487% (LIBOR 1 Month + 5.00%), 11/25/2024(g)		1,175	1,025,592
Series 2015-C01, Class 1M2 4.787% (LIBOR 1 Month + 4.30%), 02/25/2025(g)		2,316	1,836,520

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 1M2 4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(g)	U.S.$	3,753	$3,038,171
Series 2015-C02, Class 2M2 4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(g)		1,294	1,108,086
Series 2015-C03, Class 1M2 5.487% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		3,320	2,440,895
Series 2015-C03, Class 2M2 5.487% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		1,209	920,760
Series 2015-C04, Class 1M2 6.187% (LIBOR 1 Month + 5.70%), 04/25/2028(g)		4,102	4,143,354
Series 2015-C04, Class 2M2 6.037% (LIBOR 1 Month + 5.55%), 04/25/2028(g)		2,263	2,286,100
Series 2016-C01, Class 1M2 7.237% (LIBOR 1 Month + 6.75%), 08/25/2028(g)		2,845	2,916,817
Series 2016-C01, Class 2M2 7.437% (LIBOR 1 Month + 6.95%), 08/25/2028(g)		1,193	1,228,695
Series 2016-C02, Class 1M2 6.487% (LIBOR 1 Month + 6.00%), 09/25/2028(g)		7,802	7,938,990
Series 2016-C04, Class 1M2 4.737% (LIBOR 1 Month + 4.25%), 01/25/2029(g)		602	591,306
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(g)		2,743	2,057,775
Series 2016-C05, Class 2M2 4.937% (LIBOR 1 Month + 4.45%), 01/25/2029(g)		5,643	5,538,899
Series 2016-C07, Class 2B 9.987% (LIBOR 1 Month + 9.50%), 05/25/2029(g)		1,189	847,143
Series 2016-C07, Class 2M2 4.837% (LIBOR 1 Month + 4.35%), 05/25/2029(g)		657	643,630
Series 2017-C01, Class 1B1 6.237% (LIBOR 1 Month + 5.75%), 07/25/2029(g)		16,579	13,659,746
Series 2017-C02, Class 2B1 5.987% (LIBOR 1 Month + 5.50%), 09/25/2029(g)		6,180	4,413,562

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C02, Class 2M2 4.137% (LIBOR 1 Month + 3.65%), 09/25/2029(g)	U.S.$	700	$661,663
Series 2017-C03, Class 1B1 5.337% (LIBOR 1 Month + 4.85%), 10/25/2029(g)		7,080	5,590,953
Series 2017-C03, Class 1M2 3.487% (LIBOR 1 Month + 3.00%), 10/25/2029(g)		211	199,624
Series 2017-C05, Class 1B1 4.087% (LIBOR 1 Month + 3.60%), 01/25/2030(g)		7,280	5,161,636
Series 2017-C07, Class 1M2 2.887% (LIBOR 1 Month + 2.40%), 05/25/2030(g)		1,150	1,027,956
Series 2018-C01, Class 1B1 4.037% (LIBOR 1 Month + 3.55%), 07/25/2030(g)		8,575	5,798,835
Series 2018-C01, Class 1M1 1.087% (LIBOR 1 Month + 0.60%), 07/25/2030(g)		1,879	1,873,063
Series 2018-C03, Class 1B1 4.237% (LIBOR 1 Month + 3.75%), 10/25/2030(g)		7,250	5,058,569
Series 2018-C04, Class 2M2 3.037% (LIBOR 1 Month + 2.55%), 12/25/2030(g)		1,507	1,303,005
Series 2018-C05, Class 1B1 4.737% (LIBOR 1 Month + 4.25%), 01/25/2031(g)		6,873	4,844,732
Series 2018-C05, Class 1M1 1.207% (LIBOR 1 Month + 0.72%), 01/25/2031(g)		514	513,529
Series 2018-C06, Class 2M2 2.587% (LIBOR 1 Month + 2.10%), 03/25/2031(g)		709	628,653
Home Re Ltd. Series 2018-1, Class M1 2.087% (LIBOR 1 Month + 1.60%), 10/25/2028(e)(g)		951	899,612
Series 2019-1, Class B1 4.837% (LIBOR 1 Month + 4.35%), 05/25/2029(g)(n)		2,000	1,346,013
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.737% (LIBOR 1 Month + 4.25%), 11/25/2024(g)(n)		1,118	1,156,023

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-CH1, Class M2 5.987% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(n)	U.S.$	1,980	$1,504,580
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.387% (LIBOR 1 Month + 2.90%), 11/26/2029(e)(g)		13,630	11,668,740
Series 2020-1, Class M1A 1.437% (LIBOR 1 Month + 0.95%), 02/25/2030(e)(g)		6,523	6,263,260
Series 2020-1, Class M1B 1.937% (LIBOR 1 Month + 1.45%), 02/25/2030(e)(g)		4,640	4,124,840
Series 2020-1, Class M1C 2.237% (LIBOR 1 Month + 1.75%), 02/25/2030(e)(g)		2,088	1,745,799
Oaktown Re III Ltd. Series 2019-1A, Class M2 3.037% (LIBOR 1 Month + 2.55%), 07/25/2029(e)(g)		7,478	5,344,297
Oaktown Re Ltd. Series 2017-1A, Class M2 4.487% (LIBOR 1 Month + 4.00%), 04/25/2027(e)(g)		559	522,308
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.959% (LIBOR 1 Month + 2.00%), 03/27/2024(g)(n)		3,323	2,600,797
Series 2019-2R, Class A 3.709% (LIBOR 1 Month + 2.75%), 05/27/2023(g)(n)		4,622	3,428,768
Series 2019-3R, Class A 3.138% (LIBOR 1 Month + 2.70%), 10/27/2022(g)(n)		2,062	1,569,959
Series 2020-1R, Class A 3.309% (LIBOR 1 Month + 2.35%), 02/27/2023(g)(n)		9,841	7,372,289
Radnor Re Ltd. Series 2018-1, Class B1 4.287% (LIBOR 1 Month + 3.80%), 03/25/2028(g)(n)		1,500	1,002,155
Series 2018-1, Class M2 3.187% (LIBOR 1 Month + 2.70%), 03/25/2028(e)(g)		721	627,799
Series 2019-1, Class M1B 2.437% (LIBOR 1 Month + 1.95%), 02/25/2029(e)(g)		3,393	3,145,010

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-1, Class M2 3.687% (LIBOR 1 Month + 3.20%), 02/25/2029(e)(g)	U.S.$	6,106	$4,712,888
Series 2019-2, Class M1B 2.237% (LIBOR 1 Month + 1.75%), 06/25/2029(e)(g)		9,100	7,963,839
STACR Trust Series 2018-DNA2, Class B1 4.647% (LIBOR 1 Month + 3.70%), 12/25/2030(e)(g)		7,000	4,849,510
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.737% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(n)		681	523,592

			333,392,758

Agency Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 6.386% (7.20% – LIBOR 1 Month), 02/15/2036(g)(q)		1,567	397,144
Series 3856, Class KS 5.736% (6.55% – LIBOR 1 Month), 05/15/2041(g)(q)		10,977	2,066,850
Series 4248, Class SL 5.236% (6.05% – LIBOR 1 Month), 05/15/2041(g)(q)		965	190,533
Series 4372, Class JS 5.286% (6.10% – LIBOR 1 Month), 08/15/2044(g)(q)		5,871	1,144,358
Series 4570, Class ST 5.186% (6.00% – LIBOR 1 Month), 04/15/2046(g)(q)		2,228	503,416
Series 4735, Class SA 5.386% (6.20% – LIBOR 1 Month), 12/15/2047(g)(q)		10,713	2,543,509
Series 4763, Class SB 6.186% (7.00% – LIBOR 1 Month), 03/15/2048(g)(q)		20,832	4,579,297
Series 4774, Class BS 5.386% (6.20% – LIBOR 1 Month), 02/15/2048(g)(q)		12,012	1,917,270
Series 4774, Class SL 5.386% (6.20% – LIBOR 1 Month), 04/15/2048(g)(q)		15,443	2,550,934

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4927, Class SJ 5.236% (6.05% – LIBOR 1 Month), 11/25/2049(g)(q)	U.S.$	6,551	$1,124,698
Federal National Mortgage Association REMICs Series 2013-4, Class ST 5.663% (6.15% – LIBOR 1 Month), 02/25/2043(g)(q)		3,623	733,053
Series 2014-88, Class BS 5.663% (6.15% – LIBOR 1 Month), 01/25/2045(g)(q)		3,374	672,840
Series 2015-90, Class SA 5.663% (6.15% – LIBOR 1 Month), 12/25/2045(g)(q)		24,993	5,504,820
Series 2016-69, Class DS 5.613% (6.10% – LIBOR 1 Month), 10/25/2046(g)(q)		37,113	7,326,068
Series 2017-49, Class SP 5.663% (6.15% – LIBOR 1 Month), 07/25/2047(g)(q)		3,122	675,221
Series 2018-32, Class SB 5.713% (6.20% – LIBOR 1 Month), 05/25/2048(g)(q)		6,892	1,459,387
Series 2018-45, Class SL 5.713% (6.20% – LIBOR 1 Month), 06/25/2048(g)(q)		4,420	979,469
Series 2018-57, Class SL 5.713% (6.20% – LIBOR 1 Month), 08/25/2048(g)(q)		21,785	3,402,587
Series 2018-58, Class SA 5.713% (6.20% – LIBOR 1 Month), 08/25/2048(g)(q)		7,835	1,214,111
Series 2018-59, Class HS 5.713% (6.20% – LIBOR 1 Month), 08/25/2048(g)(q)		21,736	3,194,763
Series 2019-25, Class SA 5.563% (6.05% – LIBOR 1 Month), 06/25/2049(g)(q)		6,065	1,260,668
Series 2019-60, Class SJ 5.563% (6.05% – LIBOR 1 Month), 10/25/2049(g)(q)		6,208	1,212,092

			44,653,088

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		1,198	828,383

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037	U.S.$	696	$514,008
Series 2007-HY4, Class 1A1 3.787%, 09/25/2047		279	240,005
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.001%, 03/25/2037		183	157,556
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		488	329,910
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.347%, 12/28/2037		1,148	1,078,756

			3,148,618

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/2037(r)		3,983	189,938
Series 2016-26, Class IO 5.00%, 05/25/2046(r)		700	126,431

			316,369

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.737% (LIBOR 1 Month + 0.25%), 04/25/2037(g)		432	146,255
Lehman XS Trust Series 2007-10H, Class 2AIO 6.016% (7.00% – LIBOR 1 Month), 07/25/2037(g)(q)		361	69,861

			216,116

Total Collateralized Mortgage Obligations (cost $454,599,060)			381,726,949

EMERGING MARKETS – SOVEREIGNS – 3.4%
Angola – 0.1%
Angolan Government International Bond 8.00%, 11/26/2029(e)		8,094	3,480,420
8.25%, 05/09/2028(e)		460	197,800
9.50%, 11/12/2025(e)		4,256	2,010,960

			5,689,180

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bahamas – 0.0%
Bahamas Government International Bond 6.00%, 11/21/2028(e)	U.S.$	2,300	$1,888,875

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 09/20/2029(e)		1,709	1,654,526
7.00%, 10/12/2028(e)		2,107	2,092,514
CBB International Sukuk Programme Co. SPC 4.50%, 03/30/2027(e)		1,087	1,027,215

			4,774,255

Costa Rica – 0.2%
Costa Rica Government International Bond 6.125%, 02/19/2031(e)		5,214	4,247,780
7.158%, 03/12/2045(e)		4,004	3,091,839

			7,339,619

Dominican Republic – 0.5%
Dominican Republic International Bond 4.50%, 01/30/2030(e)		9,442	7,761,324
5.95%, 01/25/2027(e)		1,251	1,125,900
6.40%, 06/05/2049(e)		1,551	1,259,218
6.875%, 01/29/2026(e)		6,782	6,481,049
7.50%, 05/06/2021(e)		3,333	3,323,958

			19,951,449

Ecuador – 0.1%
Ecuador Government International Bond 8.875%, 10/23/2027(e)(l)(p)		1,350	376,650
9.65%, 12/13/2026(e)(l)(p)		499	139,970
10.75%, 03/28/2022(e)(l)(p)		5,983	1,869,687

			2,386,307

Egypt – 0.5%
Egypt Government International Bond 6.125%, 01/31/2022(e)		5,970	5,949,478
6.20%, 03/01/2024(e)		4,724	4,564,565
6.588%, 02/21/2028(e)		1,000	913,125
7.053%, 01/15/2032(e)		2,597	2,295,099
7.50%, 01/31/2027(e)		6,064	5,866,920
7.60%, 03/01/2029(e)		217	205,879

			19,795,066

El Salvador – 0.0%
El Salvador Government International Bond 7.125%, 01/20/2050(e)		628	473,944

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ghana – 0.3%
Ghana Government International Bond 6.375%, 02/11/2027(e)	U.S.$	13,133	$10,046,745
10.75%, 10/14/2030(e)		693	720,720

			10,767,465

Guatemala – 0.0%
Guatemala Government Bond 5.375%, 04/24/2032(e)		200	203,500
6.125%, 06/01/2050(e)		1,172	1,217,415

			1,420,915

Honduras – 0.2%
Honduras Government International Bond 6.25%, 01/19/2027(e)		1,555	1,463,158
7.50%, 03/15/2024(e)		3,298	3,168,141
8.75%, 12/16/2020(e)		5,825	5,737,625

			10,368,924

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 03/03/2028(e)		2,440	2,171,600

Kenya – 0.2%
Kenya Government International Bond 6.875%, 06/24/2024(e)		620	562,650
7.00%, 05/22/2027(e)		1,680	1,507,800
7.25%, 02/28/2028(e)		1,639	1,471,003
8.00%, 05/22/2032(e)		3,420	3,085,481

			6,626,934

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(e)(l)(p)		507	79,853
6.85%, 03/23/2027(e)(l)(p)		1,053	167,164
Series G 6.60%, 11/27/2026(e)(l)(p)		1,284	203,032

			450,049

Nigeria – 0.2%
Nigeria Government International Bond 5.625%, 06/27/2022		248	216,458
6.75%, 01/28/2021(e)		2,136	2,012,512
7.625%, 11/21/2025(e)		8,728	7,298,790
7.875%, 02/16/2032(e)		426	323,094

			9,850,854

Oman – 0.3%
Oman Government International Bond 4.125%, 01/17/2023(e)		5,200	4,524,000
4.875%, 02/01/2025(e)		1,810	1,475,150

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.375%, 03/08/2027(e)	U.S.$	4,550	$3,453,734
6.00%, 08/01/2029(e)		4,272	3,254,730

			12,707,614

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/2027(e)		245	211,619

Senegal – 0.2%
Senegal Government International Bond 6.25%, 05/23/2033(e)		5,158	4,518,085
6.75%, 03/13/2048(e)		3,730	3,106,391
8.75%, 05/13/2021(e)		864	838,620

			8,463,096

South Africa – 0.3%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		425	355,937
4.85%, 09/30/2029		9,846	8,442,945
5.875%, 06/22/2030		2,797	2,559,255

			11,358,137

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.125%, 06/03/2025(e)		2,000	1,156,800
6.20%, 05/11/2027(e)		685	388,738
6.85%, 03/14/2024(e)		3,325	1,951,376
7.85%, 03/14/2029(e)		2,144	1,205,807

			4,702,721

Zambia – 0.0%
Zambia Government International Bond 8.50%, 04/14/2024(e)		1,217	396,666

Total Emerging Markets – Sovereigns (cost $182,145,676)			141,795,289

COLLATERALIZED LOAN OBLIGATIONS – 2.5%
CLO - Floating Rate – 2.5%
Apidos CLO Series 2017-26A, Class D 7.235% (LIBOR 3 Month + 6.10%), 07/18/2029(g)(n)		550	391,215
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.776% (LIBOR 3 Month + 2.00%), 04/17/2033(e)(g)		9,437	8,188,774

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ballyrock CLO Ltd. Series 2019-2A, Class A1A 3.148% (LIBOR 3 Month + 1.25%), 11/20/2030(e)(g)	U.S.$	8,315	$8,119,007
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 2.741% (LIBOR 3 Month + 1.75%), 04/26/2031(e)(g)		5,300	4,773,742
BlueMountain Fuji US CLO II Ltd. Series 2017-2A, Class D 7.285% (LIBOR 3 Month + 6.15%), 10/20/2030(e)(g)		3,300	1,963,830
CBAM Ltd. Series 2017-3A, Class E1 7.634% (LIBOR 3 Month + 6.50%), 10/17/2029(g)(n)		1,604	1,007,536
Series 2018-7A, Class B1 2.735% (LIBOR 3 Month + 1.60%), 07/20/2031(e)(g)		1,996	1,831,552
Dryden CLO Ltd. Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(e)(g)		1,480	1,306,112
Series 2020-78A, Class D 4.267% (LIBOR 3 Month + 3.00%), 04/17/2033(e)(g)		6,824	5,406,578
Dryden Senior Loan Fund Series 2017-49A, Class E 7.435% (LIBOR 3 Month + 6.30%), 07/18/2030(g)(n)		605	439,302
Elevation CLO Ltd. Series 2020-11A, Class D1 5.173% (LIBOR 3 Month + 3.85%), 04/15/2033(e)(g)		4,490	3,383,282
GoldenTree Loan Opportunities Ltd. Series 2014-9A, Class DR2 4.774% (LIBOR 3 Month + 3.00%), 10/29/2029(e)(g)		2,815	2,294,906
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 2.621% (LIBOR 3 Month + 1.63%), 04/26/2031(e)(g)		5,300	4,980,664
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 2.935% (LIBOR 3 Month + 1.80%), 07/21/2031(e)(g)		1,826	1,635,662
Series 2018-1A, Class C 4.335% (LIBOR 3 Month + 3.20%), 07/21/2031(e)(g)		2,000	1,392,916

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kayne CLO 7 Ltd. Series 2020-7A, Class A1 2.607% (LIBOR 3 Month + 1.20%), 04/17/2033(e)(g)	U.S.$	2,663	$2,541,390
Marble Point CLO XI Ltd. Series 2017-2A, Class A 2.315% (LIBOR 3 Month + 1.18%), 12/18/2030(e)(g)		2,400	2,280,168
Mariner CLO LLC Series 2015-1A, Class AR2 2.115% (LIBOR 3 Month + 0.98%), 04/20/2029(e)(g)		4,575	4,429,218
Northwoods Capital Ltd. Series 2018-12BA, Class B 2.591% (LIBOR 3 Month + 1.85%), 06/15/2031(e)(g)		1,350	1,210,047
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 4.12% (LIBOR 3 Month + 3.10%), 01/24/2033(e)(g)		6,571	5,013,510
OZLM Ltd. Series 2014-7RA, Class CR 4.135% (LIBOR 3 Month + 3.00%), 07/17/2029(e)(g)		1,000	784,240
Series 2018-18A, Class B 2.769% (LIBOR 3 Month + 1.55%), 04/15/2031(e)(g)		5,450	4,954,023
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 4.069% (LIBOR 3 Month + 2.85%), 10/15/2029(e)(g)		4,444	3,668,502
Series 2017-3A, Class A 2.325% (LIBOR 3 Month + 1.19%), 10/20/2030(e)(g)		1,931	1,837,494
Romark CLO III Ltd. Series 2019-3A, Class A2 3.289% (LIBOR 3 Month + 2.07%), 07/15/2032(e)(g)		4,450	4,104,315
Series 2019-3A, Class B 4.019% (LIBOR 3 Month + 2.80%), 07/15/2032(e)(g)		600	512,336
Sound Point CLO Ltd. Series 2018-1A, Class A 2.219% (LIBOR 3 Month + 1.00%), 04/15/2031(e)(g)		7,931	7,349,467
THL Credit Wind River CLO Ltd. Series 2017-1A, Class AR 2.275% (LIBOR 3 Month + 1.14%), 04/18/2029(e)(g)		12,200	11,773,561

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TIAA CLO II Ltd. Series 2017-1A, Class A 2. 415% (LIBOR 3 Month + 1.28%), 04/20/2029(e)(g)	U.S.$	1,000	$957,663
Venture CLO Ltd. Series 2017-27A, Class D 5.135% (LIBOR 3 Month + 4.00%), 07/20/2030(e)(g)		1,591	1,293,440
Voya CLO Ltd. Series 2019-1A, Class DR 4.069% (LIBOR 3 Month + 2.85%), 04/15/2031(e)(g)		4,595	3,606,476
York CLO-7 Ltd. Series 2019-2A, Class A1 3.162% (LIBOR 3 Month + 1.37%), 01/22/2033(e)(g)		4,400	4,211,720

Total Collateralized Loan Obligations (cost $121,178,808)			107,642,648

BANK LOANS – 2.5%
Industrial – 2.2%
Basic – 0.0%
Arconic Corporation 3.24% (LIBOR 1 Month + 2.75%), 03/25/2027(h)(s)		630	623,700
Nouryon Finance B.V. (fka AkzoNobel) 3.864% (LIBOR 1 Month + 3.00%), 10/01/2025(s)		169	152,777

			776,477

Capital Goods – 0.3%
Apex Tool Group, LLC 6.50% (LIBOR 1 Month + 5.25%), 08/01/2024(s)		4,968	3,972,597
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 3.404% (LIBOR 1 Month + 3.00%), 08/01/2025(s)		753	711,640
BWay Holding Company 4.561% (LIBOR 3 Month + 3.25%), 04/03/2024(s)		5,578	4,772,536
Granite US Holdings Corporation 6.322% (LIBOR 3 Month + 5.25%), 09/30/2026(h)(s)		3,616	2,928,822

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Honeywell Technologies SARL (fka Garrett Motion Inc.) 3.77% (LIBOR 3 Month + 2.50%), 09/27/2025(h)(s)	U.S.$	2,085	$1,772,602

			14,158,197

Communications - Media – 0.0%
Diamond Sports Group, LLC 3.82% (LIBOR 1 Month + 3.25%), 08/24/2026(s)		359	291,131
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.404% (LIBOR 1 Month + 3.00%), 05/01/2026(s)		249	222,844
Univision Communications Inc. 3.75% (LIBOR 1 Month + 2.75%), 03/15/2024(s)		1,042	913,506

			1,427,481

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings S.A. 6.625%, 01/02/2024		252	250,000
6.750% (PRIME 3 Month + 3.50%), 01/02/2024(s)		150	147,917

			397,917

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 4.22% (LIBOR 1 Month + 3.50%), 11/06/2024(s)		2,711	2,442,000
Panther BF Aggregator 2 L P 3.904% (LIBOR 1 Month + 3.50%), 04/30/2026(s)		408	368,379

			2,810,379

Consumer Cyclical - Entertainment – 0.0%
Motion Acquisition Limited 4.322% (LIBOR 3 Month + 3.25%), 11/12/2026(s)		137	117,654
4.700% (LIBOR 3 Month + 3.25%), 11/12/2026(s)		1,135	976,920

			1,094,574

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.3%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 3.154% (LIBOR 1 Month + 2.75%), 12/23/2024(s)	U.S.$	4,588	$3,861,805
Landry’s Finance Acquisition Co 13.00% (LIBOR 3 Month + 12.00%), 10/04/2023(s)		1,470	1,511,645
Playtika Holding Corp. 7.072% (LIBOR 3 Month + 6.00%), 12/10/2024(s)		6,037	5,961,130
Scientific Games International, Inc. 3.154% (LIBOR 2 Month + 2.75%), 08/14/2024(s)		505	416,391
3.453% (LIBOR 2 Month + 2.75%), 08/14/2024(s)		13	10,864
3.612% (LIBOR 2 Month + 2.75%), 08/14/2024(s)		2,065	1,702,101
Stars Group Holdings B.V. 4.95% (LIBOR 3 Month + 3.50%), 07/10/2025(h)(s)		671	665,682

			14,129,618

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(s)		563	489,680
3.954% (LIBOR 3 Month + 2.75%), 02/05/2025(s)		1	1,253
Whatabrands LLC 3.732% (LIBOR 1 Month + 2.75%), 07/31/2026(s)		605	556,285

			1,047,218

Consumer Cyclical - Retailers – 0.1%
Bass Pro Group, LLC 6.072% (LIBOR 3 Month + 5.00%), 09/25/2024(h)(s)		1,220	1,024,660
PetSmart, Inc. 5.00% (LIBOR 3 Month + 4.00%), 03/11/2022(s)		1,121	1,086,048
Specialty Building Products Holdings, LLC 6.154% (LIBOR 1 Month + 5.75%), 10/01/2025(s)		1,011	857,259

			2,967,967

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.5%
Air Medical Group Holdings, Inc. 5.863% (LIBOR 3 Month + 4.25%), 03/14/2025(s)	U.S.$	1,161	$1,030,022
Aldevron, L.L.C. 5.70% (LIBOR 3 Month + 4.25%), 10/12/2026(s)		2,609	2,537,530
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 8.154% (LIBOR 1 Month + 7.75%), 09/26/2025(s)		3,524	2,798,920
BI-LO, LLC 9.065% (LIBOR 2 Month + 8.00%), 05/31/2024(s)		1,557	1,467,324
9.314% (LIBOR 2 Month + 8.00%), 05/31/2024(s)		1,542	1,453,633
9.737% (LIBOR 2 Month + 8.00%), 05/31/2024(s)		1,617	1,523,874
Chobani, LLC (Chobani Idaho, LLC) 4.50% (LIBOR 1 Month + 3.50%), 10/10/2023(s)		2,049	1,944,671
Froneri International Limited 5.75% (LIBOR 1 Month + 5.75%), 01/31/2028(h)(s)		322	303,673
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 4.154% (LIBOR 1 Month + 3.75%), 11/16/2025(s)		1,176	1,084,654
U.S. Renal Care, Inc. 5.438% (LIBOR 1 Month + 5.00%), 06/26/2026(s)		6,022	5,677,839

			19,822,140

Energy – 0.1%
California Resources Corporation 11.988% (LIBOR 3 Month + 10.38%), 12/31/2021(s)		295	10,516
Chesapeake Energy Corporation 9.00% (LIBOR 2 Month + 8.00%), 06/24/2024(s)		4,133	1,460,313
CITGO Petroleum Corporation 6.00% (LIBOR 2 Month + 5.00%), 03/28/2024(h)(s)		1,767	1,555,153

			3,025,982

Other Industrial – 0.1%
American Tire Distributors, Inc. 7.195% (LIBOR 3 M onth + 6.00%), 09/01/2023(i)(s)		292	267,707

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.500% (LIBOR 1 Month + 7.50%), 09/01/2023(i)(s)	U.S.$	655	$394,346
8.950% (LIBOR 1 Month + 7.50%), 09/02/2024(i)(s)		83	49,766
Dealer Tire, LLC 4.654% (LIBOR 1 Month + 4.25%), 12/12/2025(h)(s)		1,327	1,160,841
KAR Auction Services, Inc. 2.875% (LIBOR 1 Month + 2.25%), 09/19/2026(h)(s)		201	182,096
Rockwood Service Corporation 5.70% (LIBOR 3 Month + 4.25%), 01/23/2027(h)(s)		183	166,149

			2,220,905

Services – 0.2%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.654% (LIBOR 1 Month + 4.25%), 07/10/2026(s)		414	383,736
Amentum Government Services Holdings LLC 4.404% (LIBOR 1 Month + 4.00%), 01/29/2027(s)		450	428,625
Garda World Security Corporation 6.39% (LIBOR 3 Month + 4.75%), 10/30/2026(s)		390	373,497
Parexel International Corporation 3.154% (LIBOR 1 Month + 2.75%), 09/27/2024(s)		2,735	2,497,739
Team Health Holdings, Inc. 3.75% (LIBOR 1 Month + 2.75%), 02/06/2024(s)		2,663	1,950,878
Verscend Holding Corp. 4.904% (LIBOR 1 Month + 4.50%), 08/27/2025(s)		1,965	1,846,540

			7,481,015

Technology – 0.5%
athenahealth, Inc. 5.284% (LIBOR 3 Month + 4.50%), 02/11/2026(h)(s)		4,998	4,597,952
Avaya Inc. 5.064% (LIBOR 1 Month + 4.25%), 12/15/2024(s)		2,534	2,216,530
Boxer Parent Company Inc. (fka BMC Software, Inc.) 4.654% (LIBOR 1 Month + 4.25%), 10/02/2025(s)		3,505	3,014,303

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pitney Bowes Inc. 5.91% (LIBOR 1 Month + 5.50%), 01/17/2025(s)	U.S.$	2,946	$2,518,830
Presidio Holdings Inc. 4.27% (LIBOR 3 Month + 3.50%), 01/22/2027(s)		1,648	1,549,577
Solera, LLC (Solera Finance, Inc.) 4.363% (LIBOR 3 Month + 2.75%), 03/03/2023(s)		2,065	1,953,865
Veritas US Inc. 5.95% (LIBOR 3 Month + 4.50%), 01/27/2023(s)		5,776	5,010,254

			20,861,311

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 04/29/2023(t)		690	686,260

			92,907,441

Financial Institutions – 0.2%
Finance – 0.1%
Ellie Mae, Inc. 5.20% (LIBOR 3 Month + 3.75%), 04/17/2026(s)		2,019	1,900,474
Jefferies Finance LLC 3.688% (LIBOR 1 Month + 3.25%), 06/03/2026(s)		1,813	1,604,181

			3,504,655

Insurance – 0.1%
Hub International Limited 5.692% (LIBOR 3 Month + 4.00%), 04/25/2025(s)		2,884	2,757,817
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.989% (LIBOR 1 Month + 4.00%), 09/03/2026(s)		2,265	2,110,227

			4,868,044

			8,372,699

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(s)		3,573	3,363,143
5.200% (LIBOR 1 Month + 3.75%), 11/09/2026(s)		632	595,246

			3,958,389

Total Bank Loans (cost $118,729,619)			105,238,529

60 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
Non-Agency Fixed Rate CMBS – 1.6%
Banc of America Commercial Mortgage Trust Series 2016-UB10, Class C 5.074%, 07/15/2049	U.S.$	372	$321,288
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.506%, 05/15/2052(r)		10,934	767,581
CD Mortgage Trust Series 2017-CD3, Class XA 1.171%, 02/10/2050(r)		14,863	686,153
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.862%, 05/10/2058(r)		14,373	890,091
Citigroup Commercial Mortgage Trust Series 2013-GC15, Class C 5.387%, 09/10/2046		516	480,360
Series 2016-C3, Class XA 1.298%, 11/15/2049(r)		37,847	1,650,768
Commercial Mortgage Trust Series 2014-CR15, Class XA 1.087%, 02/10/2047(r)		42,455	1,149,753
Series 2015-CR27, Class XA 1.239%, 10/10/2048(r)		7,346	272,574
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.912%, 04/15/2050(e)		670	466,906
Series 2019-C15, Class B 4.476%, 03/15/2052		960	931,487
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.556%, 08/10/2044(e)		375	320,620
Series 2011-GC5, Class D 5.556%, 08/10/2044(e)		14,025	9,924,679
Series 2014-GC22, Class D 4.847%, 06/10/2047(n)		1,805	1,088,033
Series 2016-GS3, Class XA 1.37%, 10/10/2049(r)		35,157	1,847,044
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class B 3.977%, 10/15/2045(e)		2,411	2,346,635
Series 2012-C8, Class E 4.827%, 10/15/2045(e)		2,103	1,084,995

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-CBX, Class E 5.303%, 06/15/2045(n)	U.S.$	1,863	$1,070,631
Series 2012-LC9, Class E 4.565%, 12/15/2047(e)		7,500	5,900,323
Series 2012-LC9, Class G 4.565%, 12/15/2047(e)		831	578,145
Series 2016-JP2, Class XA 1.97%, 08/15/2049(r)		16,353	1,400,864
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		1,599	1,532,726
Series 2014-C21, Class D 4.813%, 08/15/2047(e)		3,450	2,611,795
Series 2014-C24, Class C 4.555%, 11/15/2047		5,869	4,836,739
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		1,108	647,697
LCCM Series 2017-LC26, Class XA 1.661%, 07/12/2050(e)(r)		47,869	2,812,079
Madison Avenue Trust Series 2013-650M, Class E 4.169%, 10/12/2032(n)		920	921,166
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 4.258%, 05/15/2046(e)		680	516,403
Series 2014-C18, Class C 4.673%, 10/15/2047		4,408	3,897,006
Series 2015-C22, Class XA 1.196%, 04/15/2048(r)		12,616	464,153
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.755%, 05/10/2045(e)		2,000	1,557,737
Series 2017-C1, Class XA 1.72%, 06/15/2050(r)		9,011	698,907
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(e)		2,414	2,341,893
Series 2013-C5, Class C 4.236%, 03/10/2046(e)		782	694,546
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.471%, 04/15/2050(r)		8,386	362,553
Series 2016-C36, Class XA 1.443%, 11/15/2059(r)		50,876	2,981,332

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-LC24, Class XA 1.82%, 10/15/2049(r)	U.S.$	31,741	$2,029,693
Series 2016-LC25, Class XA 1.129%, 12/15/2059(r)		20,067	823,003
Series 2019-C52, Class XA 1.768%, 08/15/2052(r)		20,080	2,006,045
WFRBS Commercial Mortgage Trust Series 2011-C4, Class E 5.39%, 06/15/2044(e)		489	297,249
Series 2014-LC14, Class C 4.344%, 03/15/2047		134	119,277

			65,330,929

Non-Agency Floating Rate CMBS – 0.5%
BFLD Series 2019-DPLO, Class E 3.054% (LIBOR 1 Month + 2.24%), 10/15/2034(g)(n)		11,227	9,181,693
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.737% (LIBOR 1 Month + 3.02%), 12/19/2030(e)(g)		1,994	1,604,100
Great Wolf Trust Series 2019-WOLF, Class D 2.747% (LIBOR 1 Month + 1.93%), 12/15/2036(e)(g)		12,005	9,596,886
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.814% (LIBOR 1 Month + 4.00%), 05/15/2036(e)(g)		1,651	1,253,940

			21,636,619

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.045%, 11/16/2045(r)		215	242

Total Commercial Mortgage-Backed Securities (cost $104,830,106)			86,967,790

ASSET-BACKED SECURITIES – 1.5%
Other ABS - Fixed Rate – 0.8%
CLUB Credit Trust Series 2017-P2, Class C 4.91%, 01/15/2024(e)		2,191	1,844,005
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 9.337%, 11/16/2043(n)		2,327	2,064,498

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-36, Class PT 13.234%, 10/17/2044(n)	U.S.$	1,898	$1,584,012
Series 2019-43, Class PT 6.885%, 11/15/2044(n)		1,511	1,348,044
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class C 5.21%, 07/15/2025(e)		3,255	2,397,267
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(e)		4,539	3,885,092
Series 2018-4A, Class C 4.91%, 12/15/2028(e)		558	525,030
Series 2019-2A, Class C 4.11%, 07/16/2029(e)		2,692	2,059,695
Series 2019-3A, Class C 3.79%, 09/17/2029(e)		4,413	3,328,571
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(h)(j)(n)		3,123	539,427
Series 2016-5, Class R Zero Coupon, 09/25/2028(h)(j)(n)		24	215,649
Series 2017-5, Class R1 Zero Coupon, 09/25/2026(h)(j)(n)		17	291,180
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(h)(j)(n)		37	1,033,118
Series 2018-2, Class C 4.25%, 04/26/2027(e)		1,400	1,323,345
Series 2018-3, Class C 4.67%, 08/25/2027(e)		4,611	4,147,635
Series 2019-2, Class D 4.20%, 04/25/2028(e)		1,000	729,764
Series 2019-3, Class D 3.89%, 05/25/2028(e)		5,378	4,564,102
Series 2019-4, Class D 3.48%, 08/25/2028(e)		3,000	2,494,119

			34,374,553

Autos - Fixed Rate – 0.7%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C 4.73%, 09/20/2024(e)		2,372	2,143,361
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(e)		1,500	1,526,490

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CPS Auto Trust Series 2016-D, Class E 6.86%, 04/15/2024(e)	U.S.$	3,000	$2,951,379
Series 2017-A, Class E 7.07%, 04/15/2024(e)		4,200	4,268,028
Exeter Automobile Receivables Trust Series 2017-1A, Class D 6.20%, 11/15/2023(e)		2,000	1,860,612
Series 2017-3A, Class D 5.28%, 10/15/2024(e)		4,370	3,902,707
Series 2019-2A, Class E 4.68%, 05/15/2026(e)		2,670	2,231,889
Series 2019-3A, Class E 4.00%, 08/17/2026(e)		4,355	3,204,406
First Investors Auto Owner Trust Series 2017-1A, Class E 5.86%, 11/15/2023(e)		450	456,382
Flagship Credit Auto Trust Series 2017-1, Class E 6.46%, 12/15/2023(e)		1,000	1,018,158
Series 2018-3, Class D 4.15%, 12/16/2024(e)		670	624,565
Series 2019-4, Class E 4.11%, 03/15/2027(e)		2,970	2,524,405
Hertz Vehicle Financing II LP Series 2019-1A, Class C 4.99%, 03/25/2023(e)		1,000	795,936
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(e)		2,551	2,244,201

			29,752,519

Total Asset-Backed Securities (cost $79,769,579)			64,127,072

INFLATION-LINKED SECURITIES – 1.5%
United States – 1.5%
U.S. Treasury Inflation Index 0.125%, 07/15/2024 (TIPS) (cost $61,076,240)		61,138	62,102,920

EMERGING MARKETS – CORPORATE BONDS – 1.3%
Industrial – 1.1%
Basic – 0.3%
Consolidated Energy Finance SA 6.875%, 06/15/2025(e)		787	609,964

abfunds.com	AB INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSN Resources SA 7.625%, 02/13/2023-04/17/2026(e)	U.S.$	5,342	$4,037,508
First Quantum Minerals Ltd. 7.25%, 05/15/2022(c)(e)		910	843,172
7.25%, 04/01/2023(e)		1,952	1,751,920
7.50%, 04/01/2025(e)		410	357,341
HTA Group Ltd./Mauritius 9.125%, 03/08/2022(e)		3,256	3,146,110
Sasol Financing USA LLC 5.875%, 03/27/2024		1,467	953,550
Vedanta Resources Finance II PLC 8.00%, 04/23/2023(e)		780	284,700

			11,984,265

Capital Goods – 0.0%
Odebrecht Finance Ltd. 4.375%, 04/25/2025(e)(l)(p)		6,760	221,813
5.25%, 06/27/2029(e)(l)(p)		2,103	84,330

			306,143

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(e)		996	886,440

Communications - Telecommunications – 0.1%
Digicel Group One Ltd. 8.25%, 12/30/2022(n)		1,338	793,480
Digicel Group Two Ltd. 8.25%, 09/30/2022(e)		1,456	43,789
Digicel Ltd. 6.00%, 04/15/2021(e)		700	406,875
MTN Mauritius Investments Ltd. 5.373%, 02/13/2022(e)		701	684,351
Network i2i Ltd. 5.65%, 01/15/2025(e)(f)		810	726,975
Sable International Finance Ltd. 5.75%, 09/07/2027(e)		2,638	2,641,192
VF Ukraine PAT via VFU Funding PLC 6.20%, 02/11/2025(e)		1,020	933,300

			6,229,962

Consumer Cyclical - Other – 0.1%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(e)		200	188,000
5.625%, 07/17/2027(e)		2,333	2,263,010
MGM China Holdings Ltd. 5.375%, 05/15/2024(e)		569	554,064
5.875%, 05/15/2026(e)		598	580,807

			3,585,881

66 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.3%
BRF GmbH 4.35%, 09/29/2026(e)	U.S.$	945	$817,112
BRF SA 4.875%, 01/24/2030(e)		4,401	3,812,504
Cosan Ltd. 5.50%, 09/20/2029(e)		437	381,718
Inretail Pharma SA 5.375%, 05/02/2023(e)		2,434	2,449,973
Minerva Luxembourg SA 6.50%, 09/20/2026(e)		261	253,170
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(h)(j)(m)(n)		863	25,965
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 03/14/2026(e)		2,655	2,560,416
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(k)(l)(n)		4,738	40,747
10.875%, 01/13/2020(k)(l)(n)		750	191,460
11.75%, 02/09/2022(l)(n)(p)		1,690	15,883

			10,548,948

Energy – 0.3%
Geopark Ltd. 5.50%, 01/17/2027(e)		410	257,019
6.50%, 09/21/2024(e)		2,178	1,549,865
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(e)		1,031	628,910
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(e)		1,532	949,840
MV24 Capital BV 6.748%, 06/01/2034(e)		1,767	1,490,370
Petrobras Global Finance BV 6.90%, 03/19/2049		7,273	6,981,762

			11,857,766

Transportation - Services – 0.0%
Rumo Luxembourg SARL 7.375%, 02/09/2024(e)		1,250	1,282,813

			46,682,218

Utility – 0.2%
Electric – 0.2%
AES Gener SA 6.35%, 10/07/2079(e)		1,816	1,707,040
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(e)		2,251	2,345,542

abfunds.com	AB INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Centrais Eletricas Brasileiras SA 3.625%, 02/04/2025(e)	U.S.$	936	$850,163
4.625%, 02/04/2030(e)		568	484,575
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(e)		1,396	1,283,011
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(e)		839	778,149
Terraform Global Operating LLC 6.125%, 03/01/2026(n)		638	633,764

			8,082,244

Financial Institutions – 0.0%
Banking – 0.0%
Fidelity Bank PLC 10.50%, 10/16/2022(e)		575	532,414

Total Emerging Markets – Corporate Bonds (cost $81,125,351)			55,296,876

AGENCIES – 1.1%
Agency Debentures – 1.1%
Federal Home Loan Banks 5.50%, 07/15/2036		8,695	13,636,803
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032		10,400	16,436,368
Series GDIF 6.75%, 09/15/2029		4,606	6,898,821
6.75%, 03/15/2031		4,000	6,291,640
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/2020		5,277	5,272,884

Total Agencies (cost $41,822,880)			48,536,516

GOVERNMENTS – SOVEREIGN BONDS – 0.9%
Israel – 0.2%
Israel Government International Bond 2.75%, 07/03/2030		7,916	8,304,379

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025		1,205	1,216,447
4.75%, 04/27/2032		2,706	2,724,942

			3,941,389

68 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026	U.S.$	247	$250,705
2.783%, 01/23/2031		719	740,570

			991,275

Qatar – 0.2%
Qatar Government International Bond 3.375%, 03/14/2024(e)		4,399	4,647,818
3.40%, 04/16/2025(e)		1,074	1,142,803
3.75%, 04/16/2030(e)		1,810	1,979,688
3.875%, 04/23/2023(e)		861	913,736

			8,684,045

Saudi Arabia – 0.2%
Saudi Government International Bond 2.90%, 10/22/2025(e)		3,031	3,070,391
3.25%, 10/22/2030(e)		3,774	3,817,401

			6,887,792

United Arab Emirates – 0.2%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(e)		2,587	2,658,134
3.125%, 04/16/2030(e)		4,640	4,918,362

			7,576,496

Total Governments – Sovereign Bonds (cost $34,810,467)			36,385,376

LOCAL GOVERNMENTS –PROVINCIAL BONDS – 0.7%
Canada – 0.7%
Province of Alberta Canada 3.40%, 12/01/2023	CAD	5,934	4,638,065
Province of British Columbia Canada Series T 9.00%, 08/23/2024		3,539	3,412,512
Province of Quebec Canada 8.50%, 04/01/2026		12,134	12,386,191
Province of Saskatchewan Canada 3.20%, 06/03/2024		12,746	9,981,978

Total Local Governments – Provincial Bonds (cost $30,605,700)			30,418,746

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Bahrain – 0.1%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(e)	U.S.$	668	644,620

abfunds.com	AB INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.375%, 11/07/2028(e)	U.S.$	3,912	$3,793,417

			4,438,037

Chile – 0.0%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(e)		212	215,453

Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023(e)		277	284,098

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 04/24/2025(e)		768	760,320
5.375%, 04/24/2030(e)		1,940	1,913,325

			2,673,645

Malaysia – 0.1%
Petronas Capital Ltd. 3.50%, 04/21/2030(e)		3,739	3,915,668

Mexico – 0.3%
Petroleos Mexicanos 5.95%, 01/28/2031(e)		11,914	8,629,310
6.49%, 01/23/2027(e)		1,455	1,176,222
6.50%, 01/23/2029		403	316,063
6.84%, 01/23/2030(e)		2,180	1,707,894
7.69%, 01/23/2050(e)		2,630	1,933,050

			13,762,539

Panama – 0.0%
Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048(e)		1,017	1,034,798

Ukraine – 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(e)		2,168	1,831,960

United States – 0.0%
Citgo Holding, Inc. 9.25%, 08/01/2024(e)		737	662,821

Total Quasi-Sovereigns (cost $31,129,910)			28,819,019

70 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 0.5%
Argentina – 0.0%
Argentine Bonos del Tesoro 15.50%, 10/17/2026(i)	ARS	2	$12

Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2025	BRL	47,870	10,041,437

Dominican Republic – 0.1%
Dominican Republic International Bond 16.95%, 02/04/2022(e)	DOP	149,900	3,020,741

South Africa – 0.2%
Republic of South Africa Government Bond Series 2023 7.75%, 02/28/2023	ZAR	110,304	6,280,701

Total Emerging Markets – Treasuries (cost $26,397,023)			19,342,891

		Shares
COMMON STOCKS – 0.1%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Berry Petroleum Corp.		137,884	472,942
Golden Energy Offshore Services AS(i)(l)		1,497,659	185,653
Paragon Litigation – Class A(h)(i)		10,360	1,036
Paragon Litigation – Class B(h)(i)		15,538	163,149
Tervita Corp.(l)		116,270	266,462
Vantage Drilling International(i)(l)		15,207	98,846

			1,188,088

Information Technology – 0.0%
IT Services – 0.0%
Paysafe Group Ltd.(h)(i)(j)		3,109	218,158

Software – 0.0%
Avaya Holdings Corp.(l)		34,533	343,258
Monitronics International, Inc.(h)(i)(j)(l)		68,348	368,757

			712,015

			930,173

Consumer Discretionary – 0.0%
Auto Components – 0.0%
ATD New Holdings, Inc.(h)(i)(l)		29,486	434,919
Exide Technologies(h)(i)(j)(l)		429,159	– 0	–

			434,919

abfunds.com	AB INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Media – 0.0%
Ion Media Networks, Inc. – Class A(h)(i)(j)(l)		2,512	$276,948

			711,867

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Southeastern Grocers, Inc. Npv(h)(i)(j)(l)		16,421	541,893

Communication Services – 0.0%
Media – 0.0%
Clear Channel Outdoor Holdings, Inc.(l)		33,826	32,635
iHeartMedia, Inc. – Class A(i)(l)		1,690	11,864

			44,499

Industrials – 0.0%
Consumer Cyclical - Automotive – 0.0%
Exide Technologies(h)(i)(j)(l)		156,301	– 0	–
Exide Technologies/Old(h)(i)(j)(l)		45,970	– 0	–

			– 0	–

Total Common Stocks (cost $12,230,260)			3,416,520

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 04/01/2030 (cost $2,560,000)	U.S.$	2,560	3,189,248

		Shares
PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Banking – 0.0%
Paysafe Holdings UK Ltd. 0.00%(h)(i)(j)(l) (cost $812,585)		867,323	867,323

WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 1.00%, 12/31/2020-09/30/2021(h)(i)(j)		1,728	160,414

72 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares		U.S. $ Value

Sheridan Consumer Finance Trust 1.00%, 03/01/2021(h)(i)(j)	0	**	$50

Total Whole Loan Trusts (cost $1,727,902)			160,464

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(l)	2,936		1,027
Encore Automotive Acceptance, expiring 07/05/2031(h)(i)(j)(l)	12		– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(h)(i)(j)(l)	17,195		– 0	–
iHeartMedia, Inc., expiring 05/01/2039(i)(l)	12,695		77,757
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(i)(l)	2,475		14
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(i)(l)	1,042		31

Total Warrants (cost $203,120)			78,829

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.35%(u)(v)(w) (cost $12,564,213)	12,564,213		12,564,213

Total Investments – 131.2% (cost $5,650,017,678)			5,519,543,295
Other assets less liabilities – (31.2)%			(1,312,543,918)

Net Assets – 100.0%			$4,206,999,377

abfunds.com	AB INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-BOBL Futures	9	June 2020	$1,343,894	$(3,067)
U.S. T-Note 10 Yr (CBT) Futures	4,138	June 2020	557,828,507	17,612,118

Sold Contracts
Euro Buxl 30 Yr Bond Futures	75	June 2020	17,972,511	(43,256)
Euro-Bund Futures	65	June 2020	12,445,921	21,234
Euro-Schatz Futures	651	June 2020	80,213,788	102,751
Long Gilt Futures	303	June 2020	51,340,156	(1,210,079)
U.S. 10 Yr Ultra Futures	181	June 2020	26,422,922	(1,999,734)
U.S. T-Note 2 Yr (CBT) Futures	1,111	June 2020	242,860,055	(2,037,329)
Us Ultra Bond(CBT) Futures	38	June 2020	7,569,725	(971,963)

				$11,470,675

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	43,048	USD	29,986	05/22/2020	$(940,888)
Citibank, NA	EUR	12,964	USD	14,172	06/10/2020	(44,808)
Deutsche Bank AG	BRL	61,115	USD	12,220	05/05/2020	981,722
Deutsche Bank AG	USD	11,261	BRL	61,115	05/05/2020	(22,573)
Goldman Sachs Bank USA	RUB	2,808,480	USD	38,676	05/20/2020	964,660
Goldman Sachs Bank USA	MXN	670,322	USD	27,231	06/19/2020	(382,045)
JPMorgan Chase Bank, NA	GBP	8,710	USD	11,202	05/15/2020	231,927
Morgan Stanley Capital Services, Inc.	IDR	263,888,746	USD	17,410	05/05/2020	(330,065)
Morgan Stanley Capital Services, Inc.	IDR	263,888,746	USD	16,493	07/23/2020	(618,474)
Morgan Stanley Capital Services, Inc.	USD	16,883	IDR	263,888,746	05/05/2020	856,943
Standard Chartered Bank	IDR	840,124,885	USD	60,932	05/05/2020	4,452,615
Standard Chartered Bank	USD	55,428	IDR	840,124,885	05/05/2020	1,050,806
State Street Bank & Trust Co.	ZAR	96,433	USD	5,128	05/15/2020	(68,242)
State Street Bank & Trust Co.	EUR	778	USD	843	06/10/2020	(10,478)
State Street Bank & Trust Co.	USD	1,154	IDR	17,306,877	05/05/2020	9,465
State Street Bank & Trust Co.	USD	38,822	IDR	558,929,262	05/05/2020	(1,247,052)
UBS AG	BRL	61,115	USD	11,261	05/05/2020	22,573
UBS AG	BRL	61,115	USD	10,831	06/02/2020	(380,180)
UBS AG	EUR	61,068	USD	66,056	06/10/2020	(912,599)
UBS AG	USD	10,855	BRL	61,115	05/05/2020	383,474

						$3,996,781

74 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	1.00%	Quarterly	6.61%	USD	5,716	$300,918	$334,263	$(33,345)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	6.61	USD	6,843	376,235	410,600	(34,365)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	6.31	USD	9,347	451,515	567,394	(115,879)
iTraxx -Xover Series 32, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	4.73	EUR	2,500	(45,371)	16,420	(61,791)

Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	6.61	USD	1,284	(70,582)	113,389	(183,971)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	6.61	USD	208,969	(11,515,289)	(5,489,590)	(6,025,699)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	6.31	USD	5,323	(248,407)	(279,458)	31,051
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	6.31	USD	6,387	(308,530)	(345,058)	36,528
iTraxx -Xover Series 32, 5 Year Index, 12/20/2024*	5.00	Quarterly	4.73	EUR	2,500	45,156	347,065	(301,909)
iTraxx -Xover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	4.91	EUR	123,710	1,292,292	(1,657,625)	2,949,917
Republic of Colombia, 10.375%, 01/28/33, 06/20/2025*	1.00	Quarterly	2.41	USD	5,872	(392,570)	(363,238)	(29,332)
Republic of South Africa, 5.875%, 09/16/2025, 06/20/2025*	1.00	Quarterly	4.17	USD	6,075	(868,769)	(829,994)	(38,775)

abfunds.com	AB INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Turkey, 11.875%, 01/15/2030, 12/20/2024*	1.00%	Quarterly	5.87%	USD	2	$(379)	$(225)	$(154)
Russian Federation, 7.50%, 03/31/2030, 6/20/2025*	1.00	Quarterly	1.68	USD	5,872	(191,320)	(282,197)	90,877

						$(11,175,101)	$(7,458,254)	$(3,716,847)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	109,350	04/20/2023	2.850%	3 Month LIBOR	Semi- Annual/ Quarterly	$(8,137,727)	$	– 0	–	$(8,137,727)
USD	46,860	04/02/2024	2.851%	3 Month LIBOR	Semi- Annual/ Quarterly	(4,563,710)		– 0	–	(4,563,710)
USD	30,755	02/10/2025	2.034%	3 Month LIBOR	Semi- Annual/ Quarterly	(2,422,801)		– 0	–	(2,422,801)
USD	6,010	06/09/2025	2.491%	3 Month LIBOR	Semi- Annual/ Quarterly	(685,479)		– 0	–	(685,479)
USD	10,000	01/11/2027	2.285%	3 Month LIBOR	Semi- Annual/ Quarterly	(1,239,533)		– 0	–	(1,239,533)
USD	11,920	04/26/2027	2.287%	3 Month LIBOR	Semi- Annual/ Quarterly	(1,462,851)		– 0	–	(1,462,851)

						$(18,512,101)	$	– 0	–	$(18,512,101)

76 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	25.00%	USD	5,000	$(2,575,334)	$(123,822)	$(2,451,512)
Citigroup Global Markets, Inc.
BondABS.Towd, 2.750%, 04/25/2057*	0.45	Monthly	0.45	USD	10,441	(260,793)	– 0	–	(260,793)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	4,000	(2,060,267)	(611,820)	(1,448,447)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	14,347	(4,662,775)	(894,432)	(3,768,343)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9,564	(3,108,300)	(600,590)	(2,507,710)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	13,543	(4,401,475)	(1,163,892)	(3,237,583)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9,029	(2,934,426)	(779,876)	(2,154,550)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	2,227	(724,146)	(556,219)	(167,927)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	2,969	(965,420)	(734,127)	(231,293)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	1,187	(385,973)	(320,184)	(65,789)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	2,227	(724,146)	(550,657)	(173,489)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,529	(496,925)	(155,457)	(341,468)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,300	(1,722,500)	(332,081)	(1,390,419)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9,557	(3,106,025)	(966,094)	(2,139,931)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9,557	(3,106,025)	(956,371)	(2,149,654)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9,557	(3,106,025)	(956,371)	(2,149,654)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,250	(1,056,250)	(335,806)	(720,444)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	13,500	(4,387,500)	(1,195,142)	(3,192,358)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	660	(214,500)	(56,123)	(158,377)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	643	(209,029)	(72,697)	(136,332)

abfunds.com	AB INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	19,075	$(6,200,964)	$(2,050,200)	$(4,150,764)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	12,000	(3,901,001)	(1,521,514)	(2,379,487)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,000	(1,625,000)	(512,592)	(1,112,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,000	(1,625,000)	(505,177)	(1,119,823)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	5,000	(1,625,000)	(608,147)	(1,016,853)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	162	(52,732)	(10,240)	(42,492)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	25,200	(8,190,000)	(1,654,271)	(6,535,729)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,146	(372,450)	(183,083)	(189,367)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	15,000	(2,118,333)	(423,517)	(1,694,816)
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	1,136	(160,366)	(45,841)	(114,525)
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	567	(80,041)	(22,454)	(57,587)
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	2,839	(400,772)	(112,429)	(288,343)
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	6,500	(917,583)	(350,907)	(566,676)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	763	(248,039)	(86,378)	(161,661)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9,220	(2,996,500)	(1,114,614)	(1,881,886)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	17,343	(5,637,920)	(2,148,359)	(3,489,561)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	23,700	(3,345,650)	(1,037,900)	(2,307,750)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	10,000	(3,250,000)	(1,584,360)	(1,665,640)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	20,000	(6,500,000)	(2,888,303)	(3,611,697)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	16,500	(8,498,600)	(3,727,639)	(4,770,961)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9,029	(2,934,425)	(776,152)	(2,158,273)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	13,000	(4,225,000)	(1,318,276)	(2,906,724)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,500	(812,708)	(158,847)	(653,861)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	11,909	$(3,871,418)	$(1,382,254)	$(2,489,164)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	14,291	(4,645,766)	(1,661,883)	(2,983,883)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	32,853	(10,677,225)	(4,577,024)	(6,100,201)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	8,827	(2,868,775)	(1,451,543)	(1,417,232)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	6,323	(2,054,975)	(1,025,027)	(1,029,948)
JPMorgan Securities LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	3,869	(1,993,330)	(739,519)	(1,253,811)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	3,748	(1,930,991)	(726,894)	(1,204,097)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	4,514	(1,467,050)	(387,935)	(1,079,115)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	3,000	(975,000)	(189,329)	(785,671)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9,543	(3,101,475)	(1,076,442)	(2,025,033)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	293	(41,369)	(12,027)	(29,342)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	547	(177,775)	(45,590)	(132,185)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9,997	(3,249,025)	(615,651)	(2,633,374)

						$(142,980,092)	$(48,094,079)	$(94,886,013)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2020
Barclays Capital, Inc.†	1,580	USD	(2.50	)%*	—	$1,586,803
Barclays Capital, Inc.†	842	USD	(0.50	)%*	—	842,475
Barclays Capital, Inc.†	374	USD	(0.25	)%*	—	374,539
First Boston†	1,224	EUR	(1.25	)%*	—	1,341,320
JPMorgan Chase Bank†	86,400	USD	0.11%		—	86,404,032

						$90,549,169

*	Interest payment due from counterparty.

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2020.

abfunds.com	AB INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$88,833,310	$	– 0	–	$	– 0	–	$	– 0	–	$88,833,310
Emerging Markets – Corporate Bonds	374,539		– 0	–		– 0	–		– 0	–	374,539
Government-Treasuries	1,341,320		– 0	–		– 0	–		– 0	–	1,341,320

Total	$90,549,169	$	– 0	–	$	– 0	–	$	– 0	–	$90,549,169

**	Principle amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $1,283,858,423 or 30.5% of net assets.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2020.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Illiquid security.

(j)	Fair valued by the Adviser.

(k)	Defaulted matured security.

(l)	Non-income producing security.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2020.

(n)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.13% of net assets as of April 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Apidos CLO Series 2017-26A, Class D
7.235%, 07/18/2029	04/28/2017	$543,662	$391,215	0.01%
BFLD Series 2019-DPLO, Class E
3.054%, 10/15/2034	10/02/2019	11,197,177	9,181,693	0.22%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
CBAM Ltd. Series 2017-3A, Class E1
7.634%, 10/17/2029	09/08/2017	$1,603,575	$1,007,536		0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 9.337%, 11/16/2043	09/27/2018	2,325,284	2,064,498		0.05%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 13.234%, 10/17/2044	09/04/2019	1,878,925	1,584,012		0.04%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 6.885%, 11/15/2044	10/09/2019	1,500,477	1,348,044		0.03%
Digicel Group One Ltd. 8.25%, 12/30/2022	01/09/2019	1,229,305	793,480		0.02%
Dryden Senior Loan Fund Series 2017-49A, Class E 7.435%, 07/18/2030	05/23/2017	599,866	439,302		0.01%
Exide International Holdings LP(Superpriority Lien) 10.75%, 10/31/2021	10/31/2019	2,892,363	2,638,661		0.06%
Exide Technologies(Exchange Priority) 11.00%, 10/31/2024	06/21/2019	2,367,012	831,031		0.02%
Exide Technologies(First Lien) 11.00%, 10/31/2024	12/01/2019	690,179	– 0	–	0.00%
GS Mortgage Securities Trust Series 2014-GC22, Class D 4.847%, 06/10/2047	09/25/2019	1,770,611	1,088,033		0.03%
Home RE Ltd. Series 2019-1, Class B1 4.837%, 05/25/2029	12/20/2019	2,079,514	1,346,013		0.03%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.303%, 06/15/2045	10/16/2015	1,866,103	1,070,631		0.03%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.737%, 11/25/2024	11/06/2015	1,109,666	1,156,023		0.03%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.987%, 10/25/2025	09/18/2015	1,969,352	1,504,580		0.04%
Madison Avenue Trust Series 2013-650M, Class E 4.169%, 10/12/2032	04/20/2018	909,434	921,166		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	861,787	– 0	–	0.00%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.959%, 03/27/2024	03/21/2019	3,323,487	2,600,797		0.06%

abfunds.com	AB INCOME FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 3.709%, 05/27/2023	06/07/2019	$4,621,920	$3,428,768	0.08%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.138%, 10/27/2022	10/11/2019	2,061,922	1,569,959	0.04%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.309%, 02/27/2023	02/11/2020	9,840,856	7,372,289	0.18%
Radnor Re Ltd. Series 2018-1, Class B1 4.287%, 03/25/2028	12/23/2019	1,544,783	1,002,155	0.02%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/19/2017	1,003,511	539,427	0.01%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 09/25/2028	06/23/2017	1,275,923	215,649	0.01%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 09/25/2026	09/18/2017	1,758,337	291,180	0.01%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027	02/01/2018	3,677,430	1,033,118	0.02%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	638,000	633,764	0.02%
Tonon Luxembourg SA 6.50%, 10/31/2024	07/24/2015	2,020,999	25,965	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/19/2013	3,510,949	40,747	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	745,965	191,460	0.01%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/31/2014	916,308	15,883	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.737%, 11/25/2025	09/06/2016	687,191	523,592	0.01%

(o)	Pays 10.75% cash or up to 4.5% PIK and remaining in cash.

(p)	Defaulted.

(q)	Inverse interest only security.

(r)	IO – Interest Only.

(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2020.

(t)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(u)	Affiliated investments.

(v)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(w)	The rate shown represents the 7-day yield as of period end.

82 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations: ARS – Argentine Peso BRL – Brazilian Real CAD – Canadian Dollar DOP – Dominican Peso EUR – Euro	GBP – Great British Pound IDR – Indonesian Rupiah MXN – Mexican Peso RUB – Russian Ruble USD – United States Dollar ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB INCOME FUND | 83

STATEMENT OF ASSETS & LIABILITIES

April 30, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,637,453,465)	$5,506,979,082
Affiliated issuers (cost $12,564,213)	12,564,213
Cash collateral due from broker	4,207,711
Foreign currencies, at value (cost $6,918,324)	6,754,036
Interest receivable	49,098,606
Receivable for capital stock sold	34,549,796
Unrealized appreciation on forward currency exchange contracts	8,954,185
Receivable for investment securities sold and foreign currency transactions	3,769,579
Receivable for newly entered credit default swaps	556,207
Affiliated dividends receivable	8,964
Other assets	19,722

Total assets	5,627,462,101

Liabilities
Due to custodian	169,226
Payable for investment securities purchased and foreign currency transactions	1,155,861,162
Market value on credit default swaps (net premiums received $48,094,079)	142,980,092
Payable for reverse repurchase agreements	90,549,169
Payable for capital stock repurchased	13,401,703
Cash collateral due to broker	6,739,000
Unrealized depreciation on forward currency exchange contracts	4,957,404
Advisory fee payable	1,364,213
Dividends payable	1,265,464
Payable for variation margin on centrally cleared swaps	1,195,714
Payable for newly entered credit default swaps	671,599
Payable for variation margin on futures	371,271
Distribution fee payable	207,242
Administrative fee payable	24,241
Transfer Agent fee payable	4,286
Directors’ fees payable	395
Accrued expenses and other liabilities	700,543

Total liabilities	1,420,462,724

Net Assets	$4,206,999,377

Composition of Net Assets
Capital stock, at par	$556,483
Additional paid-in capital	4,511,274,396
Accumulated loss	(304,831,502)

$4,206,999,377

See notes to financial statements.

84 | AB INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$260,672,622	34,518,431	$7.55	*

C	$191,967,174	25,389,862	$7.56

Advisor	$3,737,988,269	494,408,343	$7.56

Z	$16,371,312	2,165,912	$7.56

*	The maximum offering price per share for Class A shares was $7.89 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 85

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $658,903)	$78,158,209
Dividends
Unaffiliated issuers	641,829
Affiliated issuers	376,021
Other income	18,638	$79,194,697

Expenses
Advisory fee (see Note B)	9,197,923
Distribution fee—Class A	328,660
Distribution fee—Class C	931,778
Transfer agency—Class A	91,328
Transfer agency—Class C	64,831
Transfer agency—Advisor Class	1,328,983
Transfer agency—Class Z	318
Custodian	173,559
Registration fees	127,003
Printing	104,815
Audit and tax	70,642
Administrative	43,130
Directors’ fees	23,678
Legal	19,027
Miscellaneous	41,704

Total expenses before interest expense	12,547,379
Interest expense	92,872
Total expenses		12,640,251

Less: expenses waived and reimbursed by the Adviser (see Note B)	(164,294)

Net expenses		12,475,957

Net investment income		66,718,740

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		39,737,093
Forward currency exchange contracts		2,304,091
Futures		30,036,610
Swaps		(42,120,544)
Foreign currency transactions		9,752,785
Net change in unrealized appreciation/depreciation of:
Investments(b)		(194,631,756)
Forward currency exchange contracts		7,333,488
Futures		13,694,164
Swaps		(123,874,703)
Foreign currency denominated assets and liabilities		(940,614)

Net loss on investment and foreign currency transactions		(258,709,386)

Net Decrease in Net Assets from Operations		$(191,990,646)

(a)	Net of foreign capital gains taxes of $679,153.

(b)	Net of decrease in accrued foreign capital gains taxes of $194,224.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$66,718,740	$120,023,768
Net realized gain on investment and foreign currency transactions	39,710,035	31,842,411
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(298,419,421)	156,494,849
Contributions from Affiliates (see Note B)	– 0	–	6,818

Net increase (decrease) in net assets from operations	(191,990,646)	308,367,846
Distributions to Shareholders
Class A	(4,626,280)	(7,312,426)
Class C	(2,569,819)	(3,340,007)
Advisor Class	(72,112,272)	(102,301,258)
Class Z(a)	(60,577)	– 0	–
Return of capital
Class A	– 0	–	(1,342,784)
Class C	– 0	–	(613,327)
Advisor Class	– 0	–	(18,785,630)
Capital Stock Transactions
Net increase	510,977,194	1,255,456,371

Total increase	239,617,600	1,430,128,785
Net Assets
Beginning of period	3,967,381,777	2,537,252,992

End of period	$4,206,999,377	$3,967,381,777

(a)	Commenced distribution on November 20, 2019.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund, Inc. (the “Fund”), a diversified portfolio. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective November 20, 2019, the Fund commenced offering Class Z shares. Class B, Class K, Class R, Class I, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using

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NOTES TO FINANCIAL STATEMENTS (continued)

market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation

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of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1		Level 2	Level 3			Total
Assets:
Governments – Treasuries	$–0	–	$1,984,472,988	$	– 0	–	$1,984,472,988
Mortgage Pass-Throughs	– 0	–	1,150,525,167		– 0	–	1,150,525,167
Corporates – Investment Grade	– 0	–	673,444,525		– 0	–	673,444,525
Corporates – Non-Investment Grade	– 0	–	510,368,406		12,054,991	(a)	522,423,397
Collateralized Mortgage Obligations	– 0	–	381,726,949		– 0	–	381,726,949

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Emerging Markets – Sovereigns	$	– 0	–	$141,795,289		$	– 0	–	$141,795,289
Collateralized Loan Obligations		– 0	–	107,642,648			– 0	–	107,642,648
Bank Loans		– 0	–	90,257,199			14,981,330		105,238,529
Commercial Mortgage-Backed Securities		– 0	–	86,967,790			– 0	–	86,967,790
Asset-Backed Securities		– 0	–	62,047,698			2,079,374		64,127,072
Inflation-Linked Securities		– 0	–	62,102,920			– 0	–	62,102,920
Emerging Markets – Corporate Bonds		– 0	–	55,270,911			25,965		55,296,876
Agencies		– 0	–	48,536,516			– 0	–	48,536,516
Governments – Sovereign Bonds		– 0	–	36,385,376			– 0	–	36,385,376
Local Governments – Provincial Bonds		– 0	–	30,418,746			– 0	–	30,418,746
Quasi-Sovereigns		– 0	–	28,819,019			– 0	–	28,819,019
Emerging Markets – Treasuries		– 0	–	19,342,891			– 0	–	19,342,891
Common Stocks		1,599,227		– 0	–		1,817,293	(a)	3,416,520
Local Governments – US Municipal Bonds		– 0	–	3,189,248			– 0	–	3,189,248
Preferred Stocks		– 0	–	– 0	–		867,323		867,323
Whole Loan Trusts		– 0	–	– 0	–		160,464		160,464
Warrants		78,829		– 0	–		0	(a)	78,829
Short-Term Investments		12,564,213		– 0	–		– 0	–	12,564,213

Total Investments in Securities		14,242,269		5,473,314,286			31,986,740		5,519,543,295
Other Financial Instruments(b):
Assets:
Futures		17,736,103		– 0	–		– 0	–	17,736,103	(c)
Forward Currency Exchange
Contracts		– 0	–	8,954,185			– 0	–	8,954,185

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Centrally Cleared Credit Default Swaps	$	– 0	–	$2,466,116		$	– 0	–	$2,466,116	(c)
Liabilities:
Futures		(6,265,428)		– 0	–		– 0	–	(6,265,428	)(c)
Forward Currency Exchange Contracts		– 0	–	(4,957,404)			– 0	–	(4,957,404)
Centrally Cleared Credit Default Swaps		– 0	–	(13,641,217)			– 0	–	(13,641,217	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(18,512,101)			– 0	–	(18,512,101	)(c)
Credit Default Swaps		– 0	–	(142,980,092)			– 0	–	(142,980,092)
Reverse Repurchase Agreements		(90,549,169)		– 0	–		– 0	–	(90,549,169)

Total		$(64,836,225)		$5,304,643,773			$31,986,740		$5,271,794,288	(d)

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

Amounts of $41,088,168, $3,165,579, $51,481,876 and $1,296,862 for Asset-Backed Securities, Bank Loans, Collateralized Loan Obligations and Collateralized Mortgage Olbigations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z shares, respectively. For the six months ended April 30, 2020, such reimbursement/waivers amounted to $138,116. The Expense Caps may not be terminated by the Adviser before January 31, 2021. Any fees waived and expenses borne by the Adviser through April 22, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $990,111, $1,361,441 and $396,862 for the years ended October 31, 2016, October 31, 2017 and October 31, 2018, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2020, the reimbursement for such services amounted to $43,130.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $469,401 for the six months ended April 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $44,260 from the sale of Class A shares and received $38,161 and $74,282 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2020, such waiver amounted to $26,178.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$51,924	$902,353	$941,713	$12,564	$376

During the year ended October 31, 2019, the Adviser reimbursed the Fund $6,818 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining

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Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,104,840 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,094,575,899	$359,698,372
U.S. government securities	5,711,220,447	5,277,603,187

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$248,563,537
Gross unrealized depreciation	(480,685,425)

Net unrealized depreciation	$(232,121,888)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis,

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with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates

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rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2020, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$17,736,103	*	Receivable/Payable for variation margin on futures	$6,265,428	*
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,108,373	*	Receivable/Payable for variation margin on centrally cleared swaps	6,825,220	*
Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	18,512,101	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	8,954,185		Unrealized depreciation on forward currency exchange contracts	4,957,404

Credit contracts				Market value on credit default swaps	142,980,092

Total		$29,798,661			$179,540,245

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$30,036,610	$13,694,164
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	2,304,091	7,333,488
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(967,587)	– 0	–
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(815,118)	(8,330,903)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(41,305,426)	(115,543,800)

Total		$(10,747,430)	$(102,847,051)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2020:

Futures:
Average notional amount of buy contracts	$779,832,397
Average notional amount of sale contracts	$406,887,487
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$80,651,146
Average principal amount of sale contracts	$390,306,140
Purchased Swaptions:
Average notional amount	$194,920,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$214,895,000

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Credit Default Swaps:
Average notional amount of buy contracts	$25,750,000	(b)
Average notional amount of sale contracts	$382,069,441
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$71,220,361	(c)
Average notional amount of sale contracts	$423,354,636

(a)	Positions were open for three months during the period.

(b)	Positions were open for one month during the period.

(c)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Deutsche Bank AG	$981,722	$(981,722)	$	– 0	–	$–0	–	$–0	–
Goldman Sachs Bank USA/Goldman Sachs International	964,660	(964,660)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	231,927	(231,927)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	856,943	(856,943)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	5,503,421	– 0	–	(5,503,421)	– 0	–	– 0	–
State Street Bank & Trust Co.	9,465	(9,465)	– 0	–	– 0	–	– 0	–
UBS AG	406,047	(406,047)	– 0	–	– 0	–	– 0	–

Total	$8,954,185	$(3,450,764)	$(5,503,421)	$	– 0	–	$	– 0	–^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$940,888	$	– 0	–	$	– 0	–	$	– 0	–	$940,888
Barclays Bank PLC	2,575,334		– 0	–		– 0	–		(2,519,974)		55,360
Citibank, NA	44,808		– 0	–		– 0	–		– 0	–	44,808
Citigroup Global Markets, Inc.	61,224,647		– 0	–		(2,657,000)			(58,567,647)		– 0	–
Credit Suisse International	12,559,554		– 0	–		– 0	–		(12,559,554)		– 0	–
Deutsche Bank AG	13,118,223		(981,722)			(270,000)			(11,866,501)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	40,970,937		(964,660)			– 0	–		(40,006,277)		– 0	–
JPMorgan Securities LLC	9,467,846		(231,927)			– 0	–		(9,235,919)		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	4,416,708		(856,943)			– 0	–		(3,523,062)		36,703
State Street Bank & Trust Co.	1,325,772		(9,465)			– 0	–		(1,316,307)		– 0	–
UBS AG	1,292,779		(406,047)			– 0	–		– 0	–	886,732

Total	$147,937,496		$(3,450,764)			$(2,927,000)			$(139,595,241)		$1,964,491	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

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when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2020, the Fund earned drop income of $464,934 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor

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with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2020, the average amount of reverse repurchase agreements outstanding was $15,436,752 and the daily weighted average interest rate was 0.37%. At April 30, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $90,549,169 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$2,803,817	$(2,803,817)	$	– 0	–
First Boston	1,341,320	(1,304,077)		37,243
JPMorgan Chase Bank	86,404,032	(86,404,032)		– 0	–

Total	$90,549,169	$(90,511,926)		$37,243

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of

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the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the six months ended April 30, 2020, the Fund had no commitments outstanding and did not receive commitment fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class A
Shares sold	12,253,707	19,499,931	$97,302,788	$151,947,171

Shares issued in reinvestment of dividends and distributions	373,317	691,103	2,938,519	5,360,840

Shares converted from Class C	42,418	292,725	333,687	2,325,762

Shares redeemed	(8,279,234)	(21,445,308)	(63,949,174)	(163,431,602)

Net increase (decrease)	4,390,208	(961,549)	$36,625,820	$(3,797,829)

Class C
Shares sold	7,615,796	12,928,047	$60,641,469	$101,302,295

Shares issued in reinvestment of dividends and distributions	220,097	331,542	1,733,604	2,584,334

Shares converted to Class A	(42,364)	(292,359)	(333,687)	(2,325,762)

Shares redeemed	(2,968,351)	(3,371,776)	(22,812,730)	(25,885,420)

Net increase	4,825,178	9,595,454	$39,228,656	$75,675,447

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	Shares			Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019		Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Advisor Class
Shares sold	172,954,849	243,748,977		$1,368,091,407		$1,904,501,801

Shares issued in reinvestment of dividends and distributions	5,864,943	9,782,125		46,218,385		76,229,658

Shares redeemed	(130,011,335)	(104,179,175)		(994,968,867)		(797,152,706)

Net increase	48,808,457	149,351,927		$419,340,925		$1,183,578,753

Class Z(a)
Shares sold	2,335,302	– 0	–	$17,031,382	$	– 0	–

Share issued in reinvestment of dividends and distributions	5,273	– 0	–	39,858		– 0	–

Shares redeemed	(174,663)	– 0	–	(1,289,447)		– 0	–

Net increase	2,165,912	– 0	–	$15,781,793	$	– 0	–

(a)	Commenced distributions on November 20, 2019.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$112,953,691	$119,744,550

Total taxable distributions paid	$112,953,691	$119,744,550
Return of capital	20,741,741	10,545,474

Total distributions paid	$133,695,432	$130,290,024

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(82,260,748	)(a)
Unrealized appreciation/(depreciation)	55,324,791	(b)

Total accumulated earnings/(deficit)	$(26,935,957	)(c)

(a)

As of October 31, 2019, the Fund had a net capital loss carryforward of $76,251,662. During the fiscal year, the Fund utilized $61,735,806 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2019, the cumulative deferred loss on straddles was $6,009,086.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the tax treatment of grantor trusts.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $9,151,496 and a

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NOTES TO FINANCIAL STATEMENTS (continued)

net long-term capital loss carryforward of $67,100,166, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2019	2018	2017

Net asset value, beginning of period	$ 7.98	$ 7.49	$ `8.09	$ 8.08	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.11	.31	.29	.36	.17	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	.53	(.50)	.05	.08

Contributions from Affiliates	– 0	–	.00	(d)	.00	(d)	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	(.29)	.84	(.21)	.41	.25

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.30)	(.36)	(.40)	(.16)

Return of capital	– 0	–	(.05)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.35)	(.39)	(.40)	(.16)

Net asset value, end of period	$ 7.55	$ 7.98	$ 7.49	$ 8.09	$ 8.08

Total Return

Total investment return based on net asset value(e)	(3.72)%	11.50%	(2.71	) %	5.17%	3.14	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$260,673	$240,567	$232,931	$165,294	$2,104

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.77	%^	.77%	1.08%	1.03%	1.16	%^

Expenses, before waivers/reimbursements(f)	.78	%^	.83%	1.16%	1.11%	1.37	%^

Net investment income(c)	2.93	%^	4.02%	3.73%	4.42%	4.06	%†^

Portfolio turnover rate**	111%	270%	105%	42%	14%

See footnote summary on page 122-123.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2019	2018	2017

Net asset value, beginning of period	$ 7.99	$ 7.50	$ 8.10	$ 8.09	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.08	.25	.23	.30	.14	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	.53	(.50)	.05	.09

Contributions from Affiliates	– 0	–	.00	(d)	.00	(d)	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	(.32)	.78	(.27)	.35	.23

Less: Dividends and Distributions

Dividends from net investment income	(.11)	(.25)	(.30)	(.34)	(.13)

Return of capital	– 0	–	(.04)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.29)	(.33)	(.34)	(.13)

Net asset value, end of period	$ 7.56	$ 7.99	$ 7.50	$ 8.10	$ 8.09

Total Return

Total investment return based on net asset value(e)	(4.07)%	10.65%	(3.43)%	4.37%	2.85	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$191,967	$164,413	$82,283	$62,121	$1,133

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.52	%^	1.52%	1.83%	1.78%	1.90	%^

Expenses, before waivers/reimbursements(f)	1.53	%^	1.57%	1.92%	1.87%	2.15	%^

Net investment income(c)	2.17	%^	3.21%	2.98%	3.68%	3.34	%†^

Portfolio turnover rate**	111%	270%	105%	42%	14%

See footnote summary on page 122-123.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,						January 1, 2016 to October 31,		Year Ended December 31,
			2019		2018		2017		2016(g)		2015		2014

Net asset value, beginning of period	$ 7.99		$ 7.50		$ 8.10		$ 8.09		$ 7.86		$ 8.34		$ 8.13

Income From Investment Operations

Net investment income(b)	.12	(c)	.33	(c)	.31	(c)	.41	(c)	.29	(c)†	.38		.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)		.53		(.50)		.02		.22		(.41)		.19

Contributions from Affiliates	– 0	–	.00	(d)	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.28)		.86		(.19)		.43		.51		(.03)		.61

Less: Dividends and Distributions

Dividends from net investment income	(.15)		(.31)		(.38)		(.42)		(.28)		(.46)		(.45)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.05)		– 0	–

Return of capital	– 0	–	(.06)		(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)		(.37)		(.41)		(.42)		(.28)		(.51)		(.45)

Redemption fee	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Anti-Dilutive Effect of Share Repurchase Program	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.06		.05

Net asset value, end of period	$ 7.56		$ 7.99		$ 7.50		$ 8.10		$ 8.09		$ 7.86		$ 8.34

Market value, end of period	N/A		N/A		N/A		N/A		N/A		$7.67		$7.47

Discount, end of period	N/A		N/A		N/A		N/A		N/A		(2.42)%		(10.43)%

Total Return

Total investment return based on:

Market value	N/A		N/A		N/A		N/A		N/A		9.71	%(h)	11.28	%(h)

Net asset value	(3.59	)%(e)	11.76	%(e)	(2.46	)%(e)	5.44	%(e)	6.66	%(e)†	.70	%(h)	8.96	%(h)

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$3,738		$3,562		$2,222		$1,806		$916		$1,696		$1,902

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.52	%^	.52%		.83%		.81%		.88	%^	`.75%		.67%

Expenses, before waivers/reimbursements(f)	.53	%^	.58%		.91%		.93%		.96	%^	.75%		.67%

Net investment income	3.17	%(c)^	4.24	%(c)	3.98	%(c)	5.11	%(c)	4.29	%(c)†^	4.57%		5.02%

Portfolio turnover rate**	111%		270%		105%		42%		14%		34%		32%

See footnote summary on page 122-123.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
November 20, 2019(i) to April 30, 2020
(unaudited)

Net asset value, beginning of period	$ 7.97

Income From Investment Operations

Net investment income(b)(c)	.10

Net realized and unrealized gain on investment and foreign currency transactions	(.38)

Net increase in net asset value from operations	(.28)

Less: Dividends

Dividends from net investment income	(.13)

Net asset value, end of period	$ 7.56

Total Return

Total investment return based on net asset value(e)	(3.53)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,371

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.50%

Expenses, before waivers/reimbursements(f)	.50%

Net investment income(c)	3.04%

Portfolio turnover rate**	111%

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,			January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
			2019	2018	2017			2015	2014

Class A
Net of waivers/reimbursements	.77	%^	.77%	.77%	.77%	.88	%^	N/A	N/A
Before waivers/reimbursements	.78	%^	.82%	.85%	.85%	1.09	%^	N/A	N/A

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,			January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
			2019	2018	2017			2015	2014

Class C
Net of waivers/reimbursements	1.52	%^	1.52%	1.52%	1.52%	1.63	%^	N/A	N/A
Before waivers/reimbursements	1.53	%^	1.57%	1.60%	1.61%	1.87	%^	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.52	%^	.52%	.52%	.54%	.61	%^	.61%	.61%
Before waivers/reimbursements	.53	%^	.57%	.60%	.65%	.69	%^	.61%	.61%
Class Z
Net of waivers/reimbursements	.49	%^	N/A	N/A	N/A	N/A		N/A	N/A
Before waivers/reimbursements	.49	%^	N/A	N/A	N/A	N/A		N/A	N/A

(g)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(h)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(i)	Commencement of distributions.

†	For the year ended October 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.04%	.03%

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2),*, Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DiMaggio, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund

abfunds.com	AB INCOME FUND | 127

before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

128 | AB INCOME FUND	abfunds.com

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were above the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a

abfunds.com	AB INCOME FUND | 129

fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing economies of scale.

130 | AB INCOME FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB INCOME FUND | 131

NOTES

132 | AB INCOME FUND	abfunds.com

AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0152-0420

APR    04.30.20

SEMI-ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 12, 2020

This report provides management’s discussion of fund performance for AB Total Return Bond Portfolio for the semi-annual reporting period ended April 30, 2020.

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration and maturity of the Fund and addressed certain related matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019, is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO

Class A Shares	-2.54%	2.21%

Class C Shares	-2.82%	1.45%

Advisor Class Shares[1]	-2.33%	2.46%

Class R Shares[1]	-2.58%	1.95%

Class K Shares[1]	-2.54%	2.11%

Class I Shares[1]	-2.33%	2.46%

Class Z Shares[1]	-2.41%	2.37%

Bloomberg Barclays US Aggregate Bond Index	4.86%	10.84%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2020.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Sector allocation was the primary detractor, relative to the benchmark, from off-benchmark exposure to agency risk-sharing transactions, an underweight to US Treasuries, an

2 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

overweight to commercial mortgage-backed securities (“CMBS”) and exposure to emerging-market corporate bonds, partially offset by gains from an underweight to US investment-grade corporate bonds. Security selection in CMBS and asset-backed securities also detracted, partially offset by gains in emerging-market corporate bonds. Country allocation (a result of bottom-up security analysis combined with fundamental research) to non-US markets also detracted. Yield-curve positioning in five- to 10-year maturities contributed to returns. Currency decisions did not have a meaningful impact on performance.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Sector allocation was the primary detractor, due to off-benchmark exposure to agency risk-sharing transactions, an underweight to US Treasuries and an overweight to CMBS, partially offset by an underweight to US investment-grade corporate bonds. Security selection in CMBS and asset-backed securities also detracted, partially offset by gains in emerging-market corporate bonds and US high-yield bonds. Country allocation to non-US markets also detracted. Yield-curve positioning in short-term instruments and five-year maturities contributed, but it was more than offset by being underweight to 20-year maturities and longer. Currency decisions did not have a meaningful impact on performance.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2020. The UK’s exit from the European Union and a US-China trade truce in January led markets higher until investor sentiment turned decidedly negative in March due to the spread of COVID-19. The US Federal Reserve (the “Fed”) initiated several measures during the period to provide liquidity in short-term repurchase agreements and US Treasuries. Investor uncertainty led to an unprecedented flight to quality as credit spreads on risk assets quickly widened to levels not seen since the 2008–2009 global financial crisis. Markets began to recover in April as governments and central banks initiated over $9 trillion of monetary and fiscal stimulus measures to combat the economic fallout from the virus and governments began to relax social distancing and stay-at-home guidelines.

The Fed lowered interest rates 150 basis points to zero, and most other major central banks followed suit with substantial rate cuts. Longer maturity and higher quality developed-market treasury returns were the

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 3

best performers, along with investment-grade US corporate bonds that rallied in April on the back of record new issuance. High-yield corporate bond returns were negative as investors retreated from risk assets. Securitized asset results were mixed. Emerging-market returns fell as sharply lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations and assignments, inflation-indexed securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be

6 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.21%

1 Year	2.21%	-2.15%

5 Years	2.29%	1.41%

10 Years	3.36%	2.91%

CLASS C SHARES			1.57%

1 Year	1.45%	0.46%

5 Years	1.53%	1.53%

10 Years	2.62%	2.62%

ADVISOR CLASS SHARES[2]			2.58%

1 Year	2.46%	2.46%

5 Years	2.56%	2.56%

10 Years	3.65%	3.65%

CLASS R SHARES[2]			1.94%

1 Year	1.95%	1.95%

5 Years	2.04%	2.04%

10 Years	3.13%	3.13%

CLASS K SHARES[2]			2.24%

1 Year	2.11%	2.11%

5 Years	2.29%	2.29%

10 Years	3.39%	3.39%

CLASS I SHARES[2]			2.62%

1 Year	2.46%	2.46%

5 Years	2.56%	2.56%

10 Years	3.65%	3.65%

CLASS Z SHARES[2]			2.66%

1 Year	2.37%	2.37%

5 Years	2.54%	2.54%

Since Inception[3]	2.91%	2.91%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.79%, 0.79%, 1.42%, 1.10%, 0.75% and 0.68% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.77%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2020.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

10 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.17%

5 Years	0.87%

10 Years	2.85%

CLASS C SHARES

1 Year	-1.52%

5 Years	0.99%

10 Years	2.56%

ADVISOR CLASS SHARES[1]

1 Year	0.45%

5 Years	2.00%

10 Years	3.58%

CLASS R SHARES[1]

1 Year	-0.05%

5 Years	1.49%

10 Years	3.07%

CLASS K SHARES[1]

1 Year	0.11%

5 Years	1.75%

10 Years	3.32%

CLASS I SHARES[1]

1 Year	0.45%

5 Years	2.00%

10 Years	3.58%

CLASS Z SHARES[1]

1 Year	0.45%

5 Years	2.00%

Since Inception[2]	2.56%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 4/25/2014.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$974.60	$3.78	0.77%
Hypothetical**	$1,000	$1,021.03	$3.87	0.77%
Class C
Actual	$1,000	$971.80	$7.45	1.52%
Hypothetical**	$1,000	$1,017.30	$7.62	1.52%
Advisor Class
Actual	$1,000	$976.70	$2.56	0.52%
Hypothetical**	$1,000	$1,022.28	$2.61	0.52%
Class R
Actual	$1,000	$974.20	$5.01	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class K
Actual	$1,000	$974.60	$3.78	0.77%
Hypothetical**	$1,000	$1,021.03	$3.87	0.77%
Class I
Actual	$1,000	$976.70	$2.56	0.52%
Hypothetical**	$1,000	$1,022.28	$2.61	0.52%
Class Z
Actual	$1,000	$975.90	$2.55	0.52%
Hypothetical**	$1,000	$1,022.28	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 13

PORTFOLIO SUMMARY

APRIL 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $357.6

TOP TEN SECTORS (including derivatives)1

Governments–Treasuries[2]	68.47%

Corporates–Investment Grade	25.70

Commercial Mortgage-Backed Securities[3]	19.16

Collateralized Mortgage Obligations	15.36

Mortgage Pass-Throughs	14.20

Interest Rate Swaps[4]	12.03

Inflation-Linked Securities	6.84

Asset-Backed Securities	5.42

Corporates–Non-Investment Grade[3]	2.14

Collateralized Loan Obligations	0.76

SECTOR BREAKDOWN (excluding derivatives)5

Corporates–Investment Grade	25.5%

Collateralized Mortgage Obligations	15.2

Commercial Mortgage-Backed Securities	14.8

Mortgage Pass–Throughs	14.1

Governments–Treasuries	11.9

Inflation-Linked Securities	6.8

Asset-Backed Securities	5.4

Corporates–Non-Investment Grade	1.5

Governments–Sovereign Bonds	0.9

Collateralized Loan Obligations	0.7

Local Governments–US Municipal Bonds	0.7

Quasi-Sovereigns	0.6

Emerging Markets–Corporate Bonds	0.4

Other	0.5

Short-Term	1.0

100.0%

1

All data are as of April 30, 2020. The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4

Represents the exposure of the Fund’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

5

All data are as of April 30, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector breakdown weightings represent 0.2% or less in the following: Common Stocks, Emerging Markets-Sovereigns and Emerging Markets–Treasuries.

14 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2020 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 25.6%
Industrial – 14.9%
Basic – 1.3%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	203	$175,595
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		895	718,797
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(a)		332	320,785
DuPont de Nemours, Inc. 4.205%, 11/15/2023		485	525,032
4.493%, 11/15/2025		485	533,345
Eastman Chemical Co. 3.80%, 03/15/2025		220	230,307
Glencore Funding LLC 4.125%, 05/30/2023(a)		516	525,974
GUSAP III LP 4.25%, 01/21/2030(a)		535	486,850
Inversiones CMPC SA 4.375%, 04/04/2027(a)		490	497,350
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		225	229,992
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		350	329,765
4.875%, 09/19/2022(a)		225	225,900

			4,799,692

Capital Goods – 0.6%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		540	453,600
General Electric Co. 0.875%, 05/17/2025	EUR	815	852,284
3.45%, 05/01/2027	U.S.$	910	926,471

			2,232,355

Communications - Media – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.20%, 03/15/2028		48	53,170
4.908%, 07/23/2025		1,016	1,148,314
Cox Communications, Inc. 2.95%, 06/30/2023(a)		233	242,180
Fox Corp. 3.05%, 04/07/2025		61	64,714
ViacomCBS, Inc. 4.75%, 05/15/2025		850	909,466

			2,417,844

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.1%
AT&T, Inc. 3.40%, 05/15/2025	U.S.$	1,610	$1,710,078
4.125%, 02/17/2026		1,161	1,275,719
4.35%, 03/01/2029		500	563,010
4.55%, 03/09/2049		395	453,349
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 09/20/2029(a)		740	784,222
Verizon Communications, Inc. 3.00%, 03/22/2027		328	354,853
4.862%, 08/21/2046		355	480,979
5.012%, 04/15/2049		443	622,769
Vodafone Group PLC 3.75%, 01/16/2024		1,249	1,347,434

			7,592,413

Consumer Cyclical - Automotive – 0.4%
BMW US Capital LLC 3.90%, 04/09/2025(a)		450	477,329
General Motors Financial Co., Inc. 4.30%, 07/13/2025		135	126,877
5.10%, 01/17/2024		665	655,637
5.25%, 03/01/2026		165	158,809

			1,418,652

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 11.50%, 04/01/2023(a)		279	291,443

Consumer Cyclical - Other – 0.0%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		93	97,228

Consumer Cyclical - Restaurants – 0.1%
McDonald’s Corp. 3.30%, 07/01/2025		367	400,247

Consumer Cyclical - Retailers – 0.2%
Ross Stores, Inc. 4.60%, 04/15/2025		430	469,620
TJX Cos., Inc. (The) 3.50%, 04/15/2025		213	229,748

			699,368

Consumer Non-Cyclical – 2.6%
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		616	679,035
5.55%, 01/23/2049		945	1,181,732

16 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BAT Capital Corp. 3.215%, 09/06/2026	U.S.$	728	$749,279
Becton Dickinson and Co. 3.734%, 12/15/2024		180	194,323
Cigna Corp. 3.75%, 07/15/2023		168	179,775
4.125%, 11/15/2025		299	334,841
4.375%, 10/15/2028		399	457,246
Coca-Cola Co. (The) 2.95%, 03/25/2025		877	952,966
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030		443	442,884
CVS Health Corp. 3.625%, 04/01/2027		194	212,094
4.10%, 03/25/2025		1,417	1,562,866
Gilead Sciences, Inc. 2.55%, 09/01/2020		910	914,969
Reynolds American, Inc. 6.875%, 05/01/2020		345	345,000
Tyson Foods, Inc. 3.95%, 08/15/2024		541	594,094
Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026		208	208,711
Zoetis, Inc. 3.45%, 11/13/2020		334	333,957

			9,343,772

Energy – 4.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
3.337%, 12/15/2027		433	415,022
4.08%, 12/15/2047		60	51,408
BP Capital Markets America, Inc. 3.194%, 04/06/2025		685	719,250
Cenovus Energy, Inc. 4.25%, 04/15/2027		42	33,027
Energy Transfer Operating LP 3.75%, 05/15/2030		515	469,422
4.50%, 04/15/2024		78	77,424
4.75%, 01/15/2026		1,138	1,126,358
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		135	135,036
Eni SpA 4.25%, 05/09/2029(a)		850	868,241
Enterprise Products Operating LLC 5.20%, 09/01/2020		235	237,326

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EOG Resources, Inc. 4.375%, 04/15/2030	U.S.$	927	$1,032,122
Equinor ASA 2.875%, 04/06/2025		1,049	1,099,090
Exxon Mobil Corp. 1.571%, 04/15/2023		1,065	1,077,716
2.992%, 03/19/2025		881	940,820
Husky Energy, Inc. 4.40%, 04/15/2029		874	709,985
Kinder Morgan, Inc. 3.15%, 01/15/2023		1,700	1,735,054
Marathon Oil Corp. 3.85%, 06/01/2025		111	95,426
6.80%, 03/15/2032		650	518,394
Marathon Petroleum Corp. 4.50%, 05/01/2023		868	869,562
Newfield Exploration Co. 5.625%, 07/01/2024		325	228,147
ONEOK, Inc. 4.35%, 03/15/2029		425	376,563
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		482	494,146
5.625%, 03/01/2025		396	416,038
Shell International Finance BV 2.375%, 04/06/2025		377	388,970
Valero Energy Corp. 2.70%, 04/15/2023		674	674,674
Williams Cos., Inc. (The) 4.125%, 11/15/2020		403	404,197

			15,193,418

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 03/25/2024(a)		530	526,992

Services – 0.6%
Booking Holdings, Inc. 4.10%, 04/13/2025		216	229,005
Expedia Group, Inc. 3.80%, 02/15/2028		636	550,312
6.25%, 05/01/2025(a)		179	182,938
7.00%, 05/01/2025(a)		286	292,189
Global Payments, Inc. 4.00%, 06/01/2023		309	328,591
S&P Global, Inc. 4.40%, 02/15/2026		584	674,158

			2,257,193

18 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 1.3%
Analog Devices, Inc. 2.95%, 04/01/2025	U.S.$	58	$60,601
Baidu, Inc. 3.425%, 04/07/2030		202	211,628
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 01/15/2024		146	152,609
3.875%, 01/15/2027		395	412,151
Broadcom, Inc. 3.625%, 10/15/2024(a)		270	284,467
4.25%, 04/15/2026(a)		311	334,107
4.70%, 04/15/2025(a)		200	220,436
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		469	508,429
KLA Corp. 4.65%, 11/01/2024		614	683,216
Lam Research Corp. 2.80%, 06/15/2021		269	274,122
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		132	133,439
Oracle Corp. 2.50%, 04/01/2025		1,031	1,087,612
Seagate HDD Cayman 4.75%, 01/01/2025		165	170,527

			4,533,344

Transportation - Airlines – 0.1%
Southwest Airlines Co. 4.75%, 05/04/2023		516	512,295

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		216	219,780
5.875%, 07/05/2034(a)		188	211,019

			430,799

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(a)		545	524,733
FedEx Corp. 3.80%, 05/15/2025		205	219,786

			744,519

			53,491,574

Financial Institutions – 9.9%
Banking – 8.4%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		200	214,782

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AIB Group PLC 4.263%, 04/10/2025(a)	U.S.$	500	$507,880
4.75%, 10/12/2023(a)		225	232,832
American Express Co. Series C 4.026% (LIBOR 3 Month + 0.00%), 06/15/2020(b)(c)		461	394,598
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		510	543,497
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		443	454,629
Banco Santander SA 5.179%, 11/19/2025		1,000	1,084,770
Bank of America Corp. Series DD 6.30%, 03/10/2026(b)		185	200,092
Series L 3.95%, 04/21/2025		1,455	1,566,744
Series Z 6.50%, 10/23/2024(b)		289	311,889
Bank of New York Mellon Corp. (The) 1.60%, 04/24/2025		284	288,166
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		129	154,800
BNP Paribas SA 4.375%, 09/28/2025-05/12/2026(a)		1,007	1,075,334
BPCE SA 5.70%, 10/22/2023(a)		230	249,019
CIT Group, Inc. 5.25%, 03/07/2025		383	381,533
Citigroup, Inc. 3.106%, 04/08/2026		874	915,157
3.70%, 01/12/2026		1,000	1,079,860
3.875%, 03/26/2025		827	882,326
5.95%, 01/30/2023(b)		216	214,648
Series Q 5.95%, 08/15/2020(b)		575	533,548
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)		505	541,587
Cooperatieve Rabobank UA 4.375%, 08/04/2025		1,373	1,479,243
Credit Agricole SA/London 3.25%, 10/04/2024(a)		257	267,917
Danske Bank A/S 3.244%, 12/20/2025(a)		492	491,380

20 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Discover Bank 4.682%, 08/09/2028	U.S.$	250	$255,338
Goldman Sachs Group, Inc. (The) 3.50%, 04/01/2025		529	564,078
3.75%, 05/22/2025		254	271,968
Series M 5.375%, 05/29/2020(b)		482	446,139
Series P 5.00%, 11/10/2022(b)		133	120,100
HSBC Bank USA NA 4.875%, 08/24/2020		360	364,212
HSBC Holdings PLC 4.041%, 03/13/2028		462	500,965
4.25%, 03/14/2024		282	299,047
4.292%, 09/12/2026		536	588,775
ING Groep NV 6.875%, 04/16/2022(a)(b)		425	424,664
JPMorgan Chase & Co. 2.083%, 04/22/2026		465	471,529
3.22%, 03/01/2025		890	937,570
Series FF 5.00%, 08/01/2024(b)		68	63,689
Series Z 5.30%, 08/01/2020(b)		200	189,702
Lloyds Banking Group PLC 3.87%, 07/09/2025		1,047	1,101,350
Mastercard, Inc. 3.30%, 03/26/2027		417	465,093
Morgan Stanley 2.188%, 04/28/2026		448	453,268
5.00%, 11/24/2025		396	448,767
Series G 4.35%, 09/08/2026		1,030	1,132,742
Series J 5.55%, 07/15/2020(b)		110	101,181
Nationwide Building Society 4.00%, 09/14/2026(a)		950	981,103
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(b)		320	327,869
Series U 3.77% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)		700	609,182
Santander Holdings USA, Inc. 3.244%, 10/05/2026		220	211,873
4.40%, 07/13/2027		603	611,255
Standard Chartered PLC 2.27% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	311,516

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.20%, 01/26/2024(a)	U.S.$	350	$368,956
7.50%, 04/02/2022(a)(b)		363	364,278
State Street Corp. 2.901%, 03/30/2026(a)		77	81,809
UBS AG/London 1.75%, 04/21/2022(a)		359	360,537
UBS AG/Stamford CT 7.625%, 08/17/2022		620	671,782
UBS Group AG 4.125%, 09/24/2025(a)		436	479,208
7.00%, 02/19/2025(a)(b)		312	335,328
US Bancorp Series J 5.30%, 04/15/2027(b)		380	388,166
Wells Fargo & Co. 2.188%, 04/30/2026		770	774,997

			30,144,267

Brokerage – 0.4%
Charles Schwab Corp. (The) 4.20%, 03/24/2025		807	909,206
Series G 5.375%, 06/01/2025(b)		334	344,431

			1,253,637

Finance – 0.5%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/2025		556	572,763
4.418%, 11/15/2035		272	283,443
Synchrony Financial 4.50%, 07/23/2025		1,008	986,409

			1,842,615

Insurance – 0.6%
Centene Corp. 4.25%, 12/15/2027(a)		116	121,350
4.625%, 12/15/2029(a)		132	144,480
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		294	378,372
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		699	859,945
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		246	408,594
Voya Financial, Inc. 5.65%, 05/15/2053		180	177,707

			2,090,448

			35,330,967

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.8%
Electric – 0.8%
Berkshire Hathaway Energy Co. 4.25%, 10/15/2050(a)	U.S.$	239	$305,834
Colbun SA 3.15%, 03/06/2030(a)		400	381,150
Consolidated Edison Co. of New York, Inc. Series 20B 3.95%, 04/01/2050		234	281,181
Enel Chile SA 4.875%, 06/12/2028		514	547,410
Florida Power & Light Co. 2.85%, 04/01/2025		195	211,476
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		580	628,575
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		211	224,673
PacifiCorp 2.70%, 09/15/2030		172	186,699

			2,766,998

Total Corporates – Investment Grade (cost $89,320,958)			91,589,539

COLLATERALIZED MORTGAGE OBLIGATIONS – 15.3%
Risk Share Floating Rate – 13.4%
Bellemeade Re Ltd. Series 2017-1, Class M1 2.187% (LIBOR 1 Month + 1.70%), 10/25/2027(a)(c)		14	14,242
Series 2018-2A, Class M1B 1.837% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(c)		377	361,449
Series 2018-3A, Class M1B 2.337% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		670	631,030
Series 2018-3A, Class M2 3.237% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(c)		325	253,605
Series 2019-1A, Class M1B 2.237% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(c)		1,000	866,110
Series 2019-2A, Class M1C 2.487% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(c)		487	442,505

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class M2 3.587% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(c)	U.S.$	325	$251,466
Series 2019-3A, Class M1B 2.087% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		359	312,266
Series 2019-3A, Class M1C 2.437% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		263	199,069
Series 2019-4A, Class M1B 2.487% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		885	807,163
Series 2019-4A, Class M1C 2.987% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(c)		750	641,139
Series 2019-4A, Class M2 3.337% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(c)		540	375,874
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.887% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		295	275,278
Series 2019-HRP1, Class M2 3.097% (LIBOR 1 Month + 2.15%), 11/25/2039(a)(c)		764	632,863
Series 2019-R01, Class 2M2 2.937% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(c)		794	706,941
Series 2019-R02, Class 1M2 2.787% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		276	251,997
Series 2019-R03, Class 1M2 2.637% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		589	535,380
Series 2019-R04, Class 2M2 2.587% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(c)		900	801,684
Series 2019-R05, Class 1M2 2.487% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		834	759,554
Series 2019-R06, Class 2M2 2.587% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		890	752,614
Series 2019-R07, Class 1M2 2.587% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		895	773,742

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-R01, Class 1B1 3.737% (LIBOR 1 Month + 3.25%), 01/25/2040(a)(c)	U.S.$	500	$219,213
Series 2020-R01, Class 1M2 2.537% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(c)		1,100	829,702
Series 2020-R02, Class 2M2 2.487% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(c)		950	670,103
Series 2020-SBT1, Class 1M2 4.137% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		1,000	707,407
Eagle Re Ltd. Series 2018-1, Class M2 3.487% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		325	258,978
Series 2019-1, Class M2 3.787% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(c)		325	264,334
Series 2020-1, Class M1A 1.387% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		950	861,813
Federal Home Loan Mortgage Corp. Series 2013-DN1, Class M2 7.637% (LIBOR 1 Month + 7.15%), 07/25/2023(c)		785	586,953
Series 2016-DNA4, Class M3 4.287% (LIBOR 1 Month + 3.80%), 03/25/2029(c)		1,000	966,392
Series 2016-HQA3, Class M3 4.797% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		1,162	1,145,957
Series 2018-HQA2, Class B1 4.737% (LIBOR 1 Month + 4.25%), 10/25/2048(a)(c)		1,250	787,816
Series 2019-DNA1, Class B2 11.237% (LIBOR 1 Month + 10.75%), 01/25/2049(c)(d)		750	347,762
Series 2019-DNA1, Class M2 3.137% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(c)		1,050	931,798
Series 2019-DNA3, Class B1 3.737% (LIBOR 1 Month + 3.25%), 07/25/2049(a)(c)		600	348,642
Series 2019-DNA3, Class M2 2.537% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		789	675,008

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-DNA4, Class M2 2.897% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)	U.S.$	885	$751,714
Series 2019-FTR2, Class B1 3.487% (LIBOR 1 Month + 3.00%), 11/25/2048(a)(c)		750	394,336
Series 2019-FTR2, Class M2 2.637% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)		895	712,094
Series 2019-FTR3, Class B2 5.747% (LIBOR 1 Month + 4.80%), 09/25/2047(c)(d)		700	186,044
Series 2019-HQA1, Class M2 2.837% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(c)		735	669,249
Series 2019-HQA2, Class B1 5.047% (LIBOR 1 Month + 4.10%), 04/25/2049(a)(c)		750	453,746
Series 2019-HQA3, Class B1 3.487% (LIBOR 1 Month + 3.00%), 09/25/2049(a)(c)		500	297,467
Series 2019-HQA3, Class M2 2.337% (LIBOR 1 Month + 1.85%), 09/25/2049(a)(c)		355	301,491
Series 2019-HQA4, Class B1 3.437% (LIBOR 1 Month + 2.95%), 11/25/2049(a)(c)		750	429,962
Series 2020-DNA1, Class M2 2.187% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(c)		890	677,370
Series 2020-DNA2, Class M2 2.337% (LIBOR 1 Month + 1.85%), 02/25/2050(a)(c)		690	510,927
Series 2020-HQA2, Class M1 1.587% (LIBOR 1 Month + 1.10%), 03/25/2050(a)(c)		540	516,605
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M3 4.547% STACR, 04/25/2024(c)		1,000	666,918
Series 2015-HQA2, Class M3 5.747% (LIBOR 1 Month + 4.80%), 05/25/2028(c)		500	496,500
Series 2016-DNA1, Class M3 6.037% (LIBOR 1 Month + 5.55%), 07/25/2028(c)		330	331,195

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA2, Class M3 5.597% (LIBOR 1 Month + 4.65%), 10/25/2028(c)	U.S.$	888	$874,689
Series 2017-DNA1, Class M2 4.197% (LIBOR 1 Month + 3.25%), 07/25/2029(c)		365	347,817
Series 2017-DNA2, Class B1 5.637% (LIBOR 1 Month + 5.15%), 10/25/2029(c)		750	581,260
Series 2017-DNA3, Class M2 2.987% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		250	235,095
Series 2017-HQA1, Class M2 4.037% (LIBOR 1 Month + 3.55%), 08/25/2029(c)		967	890,053
Series 2017-HQA2, Class B1 5.697% (LIBOR 1 Month + 4.75%), 12/25/2029(c)		800	590,271
Series 2017-HQA2, Class M2 3.597% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		250	221,620
Series 2017-HQA3, Class B1 4.937% (LIBOR 1 Month + 4.45%), 04/25/2030(c)		750	548,713
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 4.787% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		405	321,433
Series 2015-C01, Class 2M2 5.037% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		150	130,108
Series 2015-C02, Class 1M2 4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		306	247,569
Series 2015-C02, Class 2M2 4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		166	141,960
Series 2015-C03, Class 1M2 5.487% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		383	281,248
Series 2015-C03, Class 2M2 5.487% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		300	228,599
Series 2015-C04, Class 1M2 6.187% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		521	526,403

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 2M2 6.037% (LIBOR 1 Month + 5.55%), 04/25/2028(c)	U.S.$	309	$312,014
Series 2016-C02, Class 1B 12.737% (LIBOR 1 Month + 12.25%), 09/25/2028(c)		149	134,410
Series 2016-C03, Class 1B 12.237% (LIBOR 1 Month + 11.75%), 10/25/2028(c)		100	86,576
Series 2016-C05, Class 2M2 4.937% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		902	885,348
Series 2016-C06, Class 1B 9.737% (LIBOR 1 Month + 9.25%), 04/25/2029(c)		379	270,834
Series 2016-C06, Class 1M2 4.737% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		375	366,633
Series 2016-C07, Class 2B 9.987% (LIBOR 1 Month + 9.50%), 05/25/2029(c)		379	269,857
Series 2017-C01, Class 1B1 6.237% (LIBOR 1 Month + 5.75%), 07/25/2029(c)		750	617,945
Series 2017-C01, Class 1M2 4.037% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		450	432,330
Series 2017-C02, Class 2B1 5.987% (LIBOR 1 Month + 5.50%), 09/25/2029(c)		750	535,626
Series 2017-C03, Class 1M2 3.487% (LIBOR 1 Month + 3.00%), 10/25/2029(c)		735	695,372
Series 2017-C04, Class 2M2 3.337% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		320	293,179
Series 2017-C05, Class 1M2 2.687% (LIBOR 1 Month + 2.20%), 01/25/2030(c)		463	428,502
Series 2017-C06, Class 2B1 4.937% (LIBOR 1 Month + 4.45%), 02/25/2030(c)		750	481,068
Series 2017-C07, Class 1B1 4.487% (LIBOR 1 Month + 4.00%), 05/25/2030(c)		305	228,552
Series 2017-C07, Class 2B1 4.937% (LIBOR 1 Month + 4.45%), 05/25/2030(c)		750	475,375

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C07, Class 2M2 2.987% (LIBOR 1 Month + 2.50%), 05/25/2030(c)	U.S.$	259	$225,983
Home Re Ltd. Series 2018-1, Class B1 4.487% (LIBOR 1 Month + 4.00%), 10/25/2028(a)(c)		500	315,981
Series 2018-1, Class M1 2.087% (LIBOR 1 Month + 1.60%), 10/25/2028(a)(c)		264	249,835
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.737% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(d)		63	64,778
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.387% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(c)		900	770,479
Series 2020-1, Class M1A 1.437% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		900	864,194
Series 2020-1, Class M2A 2.487% (LIBOR 1 Month + 2.00%), 02/25/2030(a)(c)		850	668,627
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.437% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		710	650,210
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.959% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(d)		525	410,748
Series 2019-2R, Class A 3.709% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(d)		638	473,638
Series 2019-3R, Class A 3.138% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(d)		556	423,273
Series 2020-1R, Class A 3.309% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(d)		893	669,295
Radnor Re Ltd. Series 2018-1, Class B1 4.287% (LIBOR 1 Month + 3.80%), 03/25/2028(c)(d)		500	334,052
Series 2019-1, Class M1B 2.437% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		806	747,442

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2, Class M1B 2.237% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)	U.S.$	351	$307,510
STACR Trust Series 2019-FTR1, Class B2 9.297% (LIBOR 1 Month + 8.35%), 01/25/2048(c)(d)		740	291,767
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.737% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(d)		349	268,574
Series 2015-WF1, Class 2M2 5.987% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(d)		100	77,869

			48,138,181

Agency Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 5.386% (6.20% – LIBOR 1 Month), 10/15/2042(c)(e)		1,196	280,400
Series 4719, Class JS 5.336% (6.15% – LIBOR 1 Month), 09/15/2047(c)(e)		1,673	276,535
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.053% (6.54% – LIBOR 1 Month), 12/25/2041(c)(e)		832	178,798
Series 2012-70, Class SA 6.063% (6.55% – LIBOR 1 Month), 07/25/2042(c)(e)		1,523	372,209
Series 2015-90, Class SL 5.663% (6.15% – LIBOR 1 Month), 12/25/2045(c)(e)		1,643	363,082
Series 2016-77, Class DS 5.513% (6.00% – LIBOR 1 Month), 10/25/2046(c)(e)		1,565	301,185
Series 2017-16, Class SG 5.563% (6.05% – LIBOR 1 Month), 03/25/2047(c)(e)		1,719	344,572
Series 2017-26, Class TS 5.463% (5.95% – LIBOR 1 Month), 04/25/2047(c)(e)		1,608	336,378
Series 2017-62, Class AS 5.663% (6.15% – LIBOR 1 Month), 08/25/2047(c)(e)		1,670	313,205

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-81, Class SA 5.713% (6.20% – LIBOR 1 Month), 10/25/2047(c)(e)	U.S.$	1,734	$366,955
Series 2017-97, Class LS 5.713% (6.20% – LIBOR 1 Month), 12/25/2047(c)(e)		1,505	355,113
Government National Mortgage Association Series 2017-65, Class ST 5.432% (6.15% – LIBOR 1 Month), 04/20/2047(c)(e)		1,647	347,554

			3,835,986

Non-Agency Fixed Rate – 0.4%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 08/25/2036		261	180,624
Series 2006-28CB, Class A14 6.25%, 10/25/2036		193	142,668
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		135	116,816
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		65	44,537
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		226	158,874
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.537%, 07/25/2036		597	465,893
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 03/25/2032		452	237,312

			1,346,724

Agency Fixed Rate – 0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.167%, 05/28/2035		65	57,692
Federal National Mortgage Association REMICs Series 2016-31, Class IO 5.00%, 06/25/2046(f)		4,846	806,889

			864,581

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.2%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.587% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)	U.S.$	197	$170,237
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.677% (LIBOR 1 Month + 0.19%), 12/25/2036(c)		570	258,175
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.737% (LIBOR 1 Month + 0.25%), 03/25/2035(c)		153	125,806
Impac Secured Assets Corp. Series 2005-2, Class A2D 0.917% (LIBOR 1 Month + 0.43%), 03/25/2036(c)		271	130,667
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 0.827% (LIBOR 1 Month + 0.34%), 03/25/2037(c)		612	59,777

			744,662

Total Collateralized Mortgage Obligations (cost $69,354,268)			54,930,134

COMMERCIAL MORTGAGE-BACKED SECURITIES – 14.9%
Non-Agency Fixed Rate CMBS – 11.6%
BAMLL Commercial Mortgage Securities Trust Series 2019-WBRK, Class D 3.652%, 03/10/2037(a)		960	828,308
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		860	892,605
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		735	762,045
Series 2016-C4, Class AM 3.691%, 05/10/2058		375	378,604
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		1,305	1,366,461

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046	U.S.$	500	$490,706
Series 2013-GC17, Class D 5.261%, 11/10/2046(a)		565	453,393
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,223	1,274,361
Series 2015-GC35, Class A4 3.818%, 11/10/2048		340	366,044
Series 2016-GC36, Class A5 3.616%, 02/10/2049		425	455,981
Series 2018-B2, Class A4 4.009%, 03/10/2051		1,050	1,177,542
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		223	219,485
Series 2014-LC17, Class B 4.49%, 10/10/2047		800	808,937
Series 2014-UBS6, Class AM 4.048%, 12/10/2047		375	383,052
Series 2015-3BP, Class A 3.178%, 02/10/2035(a)		170	176,168
Series 2015-CR24, Class A5 3.696%, 08/10/2048		430	462,236
Series 2015-CR25, Class A4 3.759%, 08/10/2048		1,045	1,113,546
Series 2015-DC1, Class A5 3.35%, 02/10/2048		765	787,224
Series 2015-PC1, Class A5 3.902%, 07/10/2050		685	724,172
Series 2019-GC44, Class AM 3.263%, 08/15/2057		991	1,040,734
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		332	341,238
Series 2015-C3, Class A4 3.718%, 08/15/2048		573	610,539
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,450	1,527,672
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.556%, 08/10/2044(a)		1,750	1,238,415
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		766	714,760
Series 2014-GC22, Class A5 3.862%, 06/10/2047		658	699,542
Series 2018-GS9, Class A4 3.992%, 03/10/2051		1,125	1,251,489

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.599%, 08/15/2046(a)	U.S.$	127	$114,436
Series 2012-C6, Class D 5.329%, 05/15/2045		690	490,063
Series 2012-C6, Class E 5.329%, 05/15/2045(a)		389	254,784
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		850	843,235
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047		735	776,358
Series 2014-C24, Class C 4.555%, 11/15/2047		890	733,493
Series 2015-C30, Class A5 3.822%, 07/15/2048		425	460,238
Series 2015-C31, Class A3 3.801%, 08/15/2048		1,009	1,092,595
Series 2015-C31, Class B 4.773%, 08/15/2048		948	952,308
Series 2015-C33, Class A4 3.77%, 12/15/2048		1,050	1,138,621
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.213%, 09/15/2050(f)		4,716	249,701
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		135	78,719
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		615	619,567
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 06/15/2047		730	767,234
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.694%, 09/15/2047(a)		100	99,923
Series 2016-UB12, Class A4 3.596%, 12/15/2049		660	697,749
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B 3.933%, 10/10/2048		540	525,393

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 02/15/2051	U.S.$	720	$781,898
Series 2018-C9, Class A4 4.117%, 03/15/2051		1,300	1,459,593
Series 2018-C10, Class A4 4.313%, 05/15/2051		750	847,939
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		1,098	1,114,309
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 02/15/2048		1,040	1,081,878
Series 2015-SG1, Class A4 3.789%, 09/15/2048		725	766,906
Series 2015-SG1, Class C 4.613%, 09/15/2048		516	444,441
Series 2016-C35, Class XA 2.104%, 07/15/2048(f)		3,810	328,458
Series 2016-LC24, Class XA 1.82%, 10/15/2049(f)		8,899	569,071
Series 2016-LC25, Class C 4.565%, 12/15/2059		545	450,998
Series 2016-NXS6, Class C 4.458%, 11/15/2049		600	498,877
Series 2018-C43, Class A4 4.012%, 03/15/2051		900	999,024
Series 2018-C48, Class A5 4.302%, 01/15/2052		89	103,344
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.325%, 03/15/2045(a)(f)		7,489	198,747
WFRBS Commercial Mortgage Trust Series 2013-C11, Class B 3.714%, 03/15/2045		480	467,940
WFRBS Commercial Mortgage Trust 2014-C24 Series 2014-C24, Class AS 3.931%, 11/15/2047		945	941,690

			41,494,789

Non-Agency Floating Rate CMBS – 3.3%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.714% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(c)		568	510,316
Series 2018-KEYS, Class A 1.814% (LIBOR 1 Month + 1.00%), 05/15/2035(a)(c)		1,000	867,209

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 1.764% (LIBOR 1 Month + 0.95%), 06/15/2035(a)(c)	U.S.$	750	$675,005
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.814% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(d)		1,330	1,283,529
BFLD Series 2019-DPLO, Class D 2.654% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(c)		530	447,013
BHMS Series 2018-ATLS, Class A 2.064% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(d)		547	507,936
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 1.634% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		700	632,420
BX Trust Series 2018-EXCL, Class A 1.902% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		780	641,687
CLNY Trust Series 2019-IKPR, Class D 2.839% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		540	395,111
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.748% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		541	500,610
Great Wolf Trust Series 2019-WOLF, Class A 1.848% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		1,019	919,325
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 2.014% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		725	668,265
Series 2019-SMP, Class A 1.964% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		700	598,518
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.644% (LIBOR 1 Month + 1.85%), 01/16/2037(c)(d)		1,000	903,486

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.764% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(d)	U.S.$	173	$156,776
Series 2019-BPR, Class C 3.864% (LIBOR 1 Month + 3.05%), 05/15/2036(a)(c)		520	408,192
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 1.598% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(c)		540	519,220
Series 2019-MILE, Class A 2.314% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		379	356,424
Starwood Retail Property Trust Series 2014-STAR, Class A 2.284% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		1,045	976,354

			11,967,396

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 07/16/2046(f)		763	8

Total Commercial Mortgage-Backed Securities (cost $55,450,405)			53,462,193

MORTGAGE PASS-THROUGHS – 14.2%
Agency Fixed Rate 30-Year – 13.0%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		156	179,228
Series 2007 5.50%, 07/01/2035		22	25,174
Series 2016 4.00%, 02/01/2046		1,136	1,249,159
Series 2017 4.00%, 07/01/2044		880	966,221
Series 2018 4.00%, 08/01/2048-12/01/2048		2,469	2,680,962
4.50%, 03/01/2048-11/01/2048		3,127	3,418,713
5.00%, 11/01/2048		572	632,584
FHLMC Uniform Mortgage-Backed Security Series 2019 3.50%, 09/01/2049-11/01/2049		3,879	4,181,003
Series 2020 3.50%, 01/01/2050		1,248	1,360,757

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FNMA Uniform Mortgage-Backed Security Series 2003 5.50%, 04/01/2033-07/01/2033	U.S.$	145	$165,511
Series 2004 5.50%, 04/01/2034-01/01/2035		486	558,160
Series 2005 5.50%, 02/01/2035		60	69,092
Series 2007 5.50%, 08/01/2037		290	332,256
Series 2010 4.00%, 12/01/2040		525	577,231
Series 2012 3.50%, 02/01/2042-01/01/2043		3,486	3,808,666
Series 2013 3.50%, 04/01/2043		1,666	1,820,671
4.00%, 10/01/2043		1,210	1,331,059
Series 2016 3.50%, 01/01/2047		1,198	1,282,244
Series 2017 3.50%, 09/01/2047-12/01/2047		3,342	3,563,685
Series 2018 3.50%, 11/01/2047-04/01/2048		1,555	1,667,213
4.00%, 08/01/2048-12/01/2048		2,965	3,218,360
4.50%, 09/01/2048		3,123	3,414,227
Series 2019 3.50%, 08/01/2049-11/01/2049		4,916	5,287,020
4.00%, 06/01/2049		1,636	1,789,780
Series 2020 3.50%, 01/01/2050		1,276	1,380,318
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-05/20/2046		846	904,149
Series 2019 3.00% G2SF, 05/20/2049, TBA		600	638,602

			46,502,045

Agency Fixed Rate 15-Year – 1.2%
FNMA Uniform Mortgage-Backed Security Series 2016 2.50%, 08/01/2031-01/01/2032		3,086	3,237,403
Series 2017 2.50%, 02/01/2032		930	975,661

			4,213,064

Other Agency Fixed Rate Programs – 0.0%
FNMA Uniform Mortgage-Backed Security Series 2012 2.50%, 05/01/2022		50	51,984

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 4.095% (LIBOR 12 Month + 0.00%), 01/01/2037(c)	U.S.$	19	$19,398

Total Mortgage Pass-Throughs (cost $48,431,391)			50,786,491

GOVERNMENTS – TREASURIES – 12.1%
Malaysia – 0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	3,708	884,524

United States – 11.8%
U.S. Treasury Bonds 2.25%, 08/15/2046	U.S.$	1,378	1,677,715
2.375%, 11/15/2049		555	704,850
2.50%, 02/15/2045-05/15/2046		4,460	5,658,180
2.875%, 08/15/2045-11/15/2046		1,556	2,110,266
3.00%, 05/15/2045-05/15/2047		3,331	4,628,706
3.125%, 08/15/2044(g)		8,704	12,117,182
4.375%, 02/15/2038-11/15/2039		5,613	8,917,116
U.S. Treasury Notes
1.75%, 12/31/2024(g)		2,098	2,234,370
2.00%, 12/31/2021		1,698	1,748,675
2.25%, 04/30/2021(g)		2,420	2,469,606

			42,266,666

Total Governments – Treasuries (cost $34,830,364)			43,151,190

INFLATION-LINKED SECURITIES – 6.8%
Japan – 1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	379,848	3,528,938

United States – 5.8%
U.S. Treasury Inflation Index 0.125%, 04/15/2021-07/15/2026 (TIPS)	U.S.$	16,318	16,251,674
0.375%, 07/15/2025 (TIPS)		4,496	4,673,500

			20,925,174

Total Inflation-Linked Securities (cost $24,263,059)			24,454,112

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 5.4%
Autos - Fixed Rate – 3.3%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)	U.S.$	418	$394,990
Series 2018-1A, Class A 3.70%, 09/20/2024(a)		920	876,113
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		755	710,790
CPS Auto Trust Series 2017-A, Class E 7.07%, 04/15/2024(a)		550	558,909
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(a)		250	253,909
Series 2016-3A, Class D 6.40%, 07/17/2023(a)		350	358,910
Series 2017-1A, Class D 6.20%, 11/15/2023(a)		525	488,411
Series 2017-3A, Class C 3.68%, 07/17/2023(a)		385	383,533
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		540	544,115
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(a)		350	364,853
Series 2016-4, Class E 6.44%, 01/16/2024(a)		565	577,915
Series 2017-4, Class A 2.07%, 04/15/2022(a)		22	22,365
Series 2018-3, Class B 3.59%, 12/16/2024(a)		675	679,515
Series 2019-3, Class E 3.84%, 12/15/2026(a)		960	822,933
Series 2020-1, Class E 3 .52%, 06/15/2027(a)		1,000	823,093
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 05/15/2022		710	709,622
Hertz Vehicle Financing II LP Series 2015-3A, Class A 2.67%, 09/25/2021(a)		180	172,016
Series 2017-1A, Class A 2.96%, 10/25/2021(a)		950	888,276
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		680	656,262

40 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class A 3.42%, 05/25/2025(a)	U.S.$	500	$454,898
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		1,035	962,644

			11,704,072

Other ABS - Fixed Rate – 1.4%
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 07/15/2025(a)		62	60,887
Marlette Funding Trust Series 2017-1A, Class C 6.658%, 03/15/2024(a)		459	455,515
Series 2018-3A, Class A 3.20%, 09/15/2028(a)		66	65,915
Series 2018-4A, Class A 3.71%, 12/15/2028(a)		133	131,450
Series 2019-3A, Class A 2.69%, 09/17/2029(a)		401	395,146
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		1,372	1,352,794
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025 (a)		187	184,098
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/2020 (d)		688	688,729
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/2025(a)		28	28,052
Series 2016-3, Class A 3.05%, 12/26/2025(a)		33	33,236
Series 2017-1, Class A 3.28%, 01/26/2026(a)		49	49,366
Series 2017-2, Class A 3.28%, 02/25/2026(a)		76	76,134
Series 2017-3, Class A 2.77%, 05/25/2026(a)		85	84,890
Series 2017-4, Class B 3.59%, 05/26/2026(a)		870	801,959
Series 2017-6, Class A2 2.82%, 11/25/2026(a)		367	364,718
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)		311	306,612

			5,079,501

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 0.7%
World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 07/15/2025	U.S.$	330	$330,749
Series 2018-B, Class M 3.81%, 07/15/2025		825	822,256
Series 2019-A, Class M 3.61%, 12/15/2025		780	795,032
Series 2019-B, Class M 3.04%, 04/15/2026		600	576,683

			2,524,720

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 01/25/2033		55	54,324

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.612% (LIBOR 1 Month + 1.13%), 12/25/2032(c)		23	21,410

Total Asset-Backed Securities (cost $20,123,448)			19,384,027

CORPORATES – NON-INVESTMENT GRADE – 1.6%
Industrial – 1.1%
Basic – 0.1%
Sealed Air Corp. 4.00%, 12/01/2027(a)		379	374,255

Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 03/15/2026(a)		362	355,777

Communications - Media – 0.1%
CSC Holdings LLC 6.75%, 11/15/2021		120	125,132
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(a)		226	171,817

			296,949

Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 4.063%, 11/01/2024		360	315,411

42 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 05/15/2026(a)	EUR	130	$131,844

			447,255

Consumer Non-Cyclical – 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)	U.S.$	671	664,176
Spectrum Brands, Inc. 5.75%, 07/15/2025		512	510,449

			1,174,625

Energy – 0.3%
Occidental Petroleum Corp. 3.50%, 08/15/2029		630	437,541
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		459	449,297
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		225	175,016

			1,061,854

Technology – 0.0%
CommScope, Inc. 6.00%, 03/01/2026(a)		75	75,157

			3,785,872

Financial Institutions – 0.5%
Banking – 0.4%
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)		1,020	1,019,908
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		288	290,543

			1,310,451

Finance – 0.1%
Navient Corp. 6.625%, 07/26/2021		440	437,554
7.25%, 01/25/2022		99	97,141

			534,695

			1,845,146

Total Corporates – Non-Investment Grade (cost $6,069,868)			5,631,018

GOVERNMENTS – SOVEREIGN BONDS – 0.9%
Israel – 0.1%
Israel Government International Bond 3.875%, 07/03/2050		430	475,553

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025	U.S.$	493	$497,684

Peru – 0.1%
Peruvian Government International Bond 2.392%, 01/23/2026		202	205,030

Qatar – 0.2%
Qatar Government International Bond 3.40%, 04/16/2025(a)		488	519,262

Saudi Arabia – 0.2%
Saudi Government International Bond 2.90%, 10/22/2025(a)		692	700,993

United Arab Emirates – 0.2%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(a)		396	406,889
3.875%, 04/16/2050(a)		356	378,247

			785,136

Total Governments – Sovereign Bonds (cost $3,032,355)			3,183,658

COLLATERALIZED LOAN OBLIGATIONS – 0.8%
CLO - Floating Rate – 0.8%
Dryden CLO Ltd. Series 2020-77A, Class A 3.02%, (LIBOR 3 Month + 2.00%), 05/20/2031(a)(c)		440	440,000
Elevation CLO Ltd. Series 2020-11A, Class D1 5.173% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)		1,000	753,515
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class A 2.92% (LIBOR 3 Month + 1.90%), 04/20/2031(a)(c)		630	630,141
SCFF I Ltd. Series 2020-1A, Class A2A 4.70% (LIBOR 3 Month + 3.25%), 04/15/2031(a)(c)(h)		750	737,625
Voya CLO Ltd. Series 2019-1A, Class DR 4.069% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		210	164,812

Total Collateralized Loan Obligations (cost $3,017,773)			2,726,093

44 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.8%
United States – 0.8%
State of California Series 2010 7.625%, 03/01/2040	U.S.$	970	$1,615,758
State of Florida Series 2019A 5.00%, 06/01/2020		1,103	1,106,629

Total Local Governments – US Municipal Bonds (cost $2,491,656)			2,722,387

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Chile – 0.2%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(a)		565	545,931
3.75%, 01/15/2031(a)		201	204,274

			750,205

Indonesia – 0.2%
Pertamina Persero PT 6.45%, 05/30/2044(a)		570	630,919

Malaysia – 0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		332	364,536

Mexico – 0.1%
Petroleos Mexicanos 6.75%, 09/21/2047		392	270,578
6.84%, 01/23/2030(a)		143	112,032

			382,610

Total Quasi-Sovereigns (cost $2,241,523)			2,128,270

EMERGING MARKETS – CORPORATE BONDS – 0.4%
Industrial – 0.4%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 06/27/2029(a)(i)(j)		341	13,674
7.125%, 06/26/2042(a)(i)(j)		394	19,749

			33,423

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		417	371,130

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 09/29/2026(a)	U.S.$	350	$302,634
BRF SA 3.95%, 05/22/2023(a)		203	190,947
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(i)(k)		660	5,676

			499,257

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)		315	310,669

			1,214,479

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(d)		139	138,077

Total Emerging Markets – Corporate Bonds (cost $2,255,128)			1,352,556

EMERGING MARKETS – TREASURIES – 0.2%
South Africa – 0.2%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $667,646)	ZAR	14,386	667,240

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(h)(l)(m) (cost $626,000)		626	613,561

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 01/31/2022(a) (cost $235,000)	U.S.$	235	234,192

46 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Governments – Treasuries – 0.6%
Japan – 0.6%
Japan Treasury Discount Bill Series 887 Zero Coupon, 05/11/2020 (cost $2,171,748)	JPY	241,600	$2,251,451

Short-Term Municipal Notes – 0.3%
Texas – 0.3%
State of Texas 4.00%, 08/27/2020 (cost $1,131,867)	U.S.$	1,125	1,137,397

		Shares
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.35%(n)(o)(p) (cost $289,237)		289,237	289,237

Total Short-Term Investments (cost $3,592,852)			3,678,085

Total Investments – 100.9% (cost $366,003,694)			360,694,746
Other assets less liabilities – (0.9)%			(3,104,688)

Net Assets – 100.0%			$357,590,058

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bund Futures	23	June 2020	$4,396,428	$(14,917)
Long Gilt Futures	1	June 2020	173,433	3,475
U.S. 10 Yr Ultra Futures	125	June 2020	19,628,906	475,929
U.S. T-Note 2 Yr (CBT) Futures	648	June 2020	142,838,438	122,774
U.S. T-Note 5 Yr (CBT) Futures	205	June 2020	25,724,297	(5,286)
U.S. T-Note 10 Yr (CBT) Futures	9	June 2020	1,251,563	59,191
U.S. Ultra Bond (CBT) Futures	29	June 2020	6,518,656	(47,730)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	3	June 2020	4,271,258	51,838

				$645,274

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	935	USD	663	05/22/2020	$(9,217)
BNP Paribas SA	EUR	597	USD	652	06/10/2020	(3,236)
Goldman Sachs Bank USA	MYR	3,844	USD	936	08/13/2020	47,767
Morgan Stanley & Co., Inc.	JPY	641,452	USD	5,897	06/05/2020	(82,143)
State Street Bank & Trust Co.	GBP	2	USD	2	05/15/2020	71

						$(46,758)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)%	Quarterly	6.61%	USD	175	$9,644	$10,525	$(881)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	6.61	USD	147	7,738	8,596	(858)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	6.31	USD	3,165	152,888	109,431	43,457

Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	6.61	USD	5,400	(296,993)	(284,912)	(12,081)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	6.31	USD	135	(6,300)	(7,088)	788
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	6.31	USD	162	(7,825)	(8,752)	927

						$(140,848)	$(172,200)	$31,352

*	Termination date

48 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPY	1,155,060	12/13/2029	6 Month LIBOR	0.080%	Semi-Annual/ Semi-Annual	$120,104	$—	$120,104
SEK	121,200	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(178,289)	—	(178,289)
CAD	27,650	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	243,724	124	243,600
CAD	3,457	01/14/2025	3 Month CDOR	1.950%	Semi-Annual/ Semi-Annual	139,411	7	139,404
USD	2,000	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(227,907)	—	(227,907)
CAD	736	01/14/2050	2.210%	3 Month CDOR	Semi-Annual/ Semi-Annual	(106,452)	2	(106,454)

						$(9,409)	$133	$(9,542)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	153	$(49,738)	$(19,254)	$(30,484)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	36	(11,703)	(4,598)	(7,105)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,284	(661,346)	(205,339)	(456,007)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	144	(74,169)	(23,178)	(50,991)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	16	(8,241)	(2,549)	(5,692)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	26	(13,396)	(4,127)	(9,269)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	304	(156,580)	(47,138)	(109,442)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	152	(78,291)	(23,295)	(54,996)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	5,000	(2,576,722)	(558,519)	(2,018,203)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	41	$(13,325)	$(6,550)	$(6,775)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	269	(87,425)	(39,762)	(47,663)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	252	(81,921)	(28,614)	(53,307)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	362	(117,681)	(41,105)	(76,576)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	504	(163,842)	(55,964)	(107,878)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	723	(235,035)	(80,282)	(154,753)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	504	(163,842)	(54,866)	(108,976)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	857	(278,597)	(91,112)	(187,485)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	540	(175,545)	(57,703)	(117,842)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	200	(65,016)	(21,344)	(43,672)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	180	(58,515)	(22,652)	(35,863)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	252	(81,921)	(31,712)	(50,209)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	178	(57,864)	(23,137)	(34,727)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	351	(114,133)	(41,981)	(72,152)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	105	(34,142)	(12,558)	(21,584)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	107	(34,775)	(10,794)	(23,981)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	201	(65,325)	(26,440)	(38,885)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	85	(27,625)	(11,447)	(16,178)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	297	(96,525)	(45,222)	(51,303)

50 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	509	$(165,425)	$(32,659)	$(132,766)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	155	(50,375)	(10,629)	(39,746)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	291	(94,575)	(42,819)	(51,756)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,882	(611,590)	(76,312)	(535,278)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	850	(119,992)	(16,492)	(103,500)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	745	(242,125)	(51,788)	(190,337)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	46	(14,950)	(2,619)	(12,331)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	131	(42,575)	(10,687)	(31,888)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	52	(16,900)	(6,046)	(10,854)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	322	(104,650)	(40,244)	(64,406)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	4	(1,300)	(454)	(846)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	181	(58,825)	(20,527)	(38,298)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	530	(172,250)	(56,632)	(115,618)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	311	(101,075)	(26,655)	(74,420)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	26	(8,450)	(2,311)	(6,139)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	52	(16,900)	(4,708)	(12,192)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	52	(16,900)	(5,094)	(11,806)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	224	$(72,800)	$(36,313)	$(36,487)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	313	(101,725)	(51,471)	(50,254)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	20	(6,500)	(3,013)	(3,487)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	104	(33,800)	(11,136)	(22,664)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	260	(84,500)	(35,096)	(49,404)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	356	(115,700)	(37,619)	(78,081)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	325	(105,625)	(49,551)	(56,074)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	760	(247,000)	(60,010)	(186,990)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	219	(71,175)	(14,400)	(56,775)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	90	(29,258)	(11,448)	(17,810)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	574	(186,550)	(75,480)	(111,070)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	374	(121,550)	(45,492)	(76,058)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	130	(42,250)	(15,952)	(26,298)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	131	(42,575)	(12,642)	(29,933)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	30	(9,750)	(2,903)	(6,847)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	32	(10,400)	(3,097)	(7,303)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	61	(19,825)	(7,721)	(12,104)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	800	(260,000)	(117,265)	(142,735)

						$(8,983,080)	$(2,588,527)	$(6,394,553)

52 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

*	Termination date

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $91,861,806 or 25.7% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2020.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.01% of net assets as of April 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.814%, 11/15/2033	12/04/2017	$1,330,000	$1,283,529	0.36%
BHMS Series 2018-ATLS, Class A 2.064%, 07/15/2035	07/13/2018	547,087	507,936	0.14%
Federal Home Loan Mortgage Corp. Series 2019-DNA1, Class B2 11.237%, 01/25/2049	02/11/2000	1,034,146	347,762	0.10%
Federal Home Loan Mortgage Corp. Series 2019-FTR3, Class B2 5.747%, 09/25/2047	10/07/2000	733,624	186,044	0.05%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.644%, 01/16/2037	11/06/2015	1,000,000	903,486	0.25%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.737%, 11/25/2024	11/06/2015	62,181	64,778	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.764%, 11/15/2026	11/16/2015	172,212	156,776	0.04%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.959%, 03/27/2024	03/21/2019	524,564	410,748	0.11%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 3.709%, 05/27/2023	06/07/2019	638,456	473,638	0.13%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.138%, 10/27/2022	10/11/2019	556,058	423,273	0.12%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 3.309%, 02/27/2023	02/11/2000	893,405	669,295	0.19%

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Radnor Re Ltd. Series 2018-1, Class B1 4.287%, 03/25/2028	01/10/2000	$518,137	$334,052	0.09%
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/2020	10/06/2015	688,000	688,729	0.19%
STACR Trust Series 2019-FTR1, Class B2 9.297%, 01/25/2048	02/10/2000	960,659	291,767	0.08%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	139,000	138,077	0.04%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	365,927	5,676	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.737%, 11/25/2025	09/28/2015	356,946	268,574	0.08%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.987%, 11/25/2025	09/28/2015	101,770	77,869	0.02%

(e)	Inverse interest only security.

(f)	IO – Interest Only.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Non-income producing security.

(j)	Defaulted.

(k)	Defaulted matured security.

(l)	Fair valued by the Adviser.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	01/02/2014	$626,000	$613,561	0.17%

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MYR – Malaysian Ringgit

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

54 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 55

STATEMENT OF ASSETS & LIABILITIES

April 30, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $365,714,457)	$360,405,509
Affiliated issuers (cost $289,237)	289,237
Cash	6,042
Cash collateral due from broker	7,645,383
Foreign currencies, at value (cost $34,608)	33,385
Interest receivable	1,783,944
Receivable for investment securities sold	1,195,877
Receivable for capital stock sold	398,345
Receivable for variation margin on futures	75,261
Unrealized appreciation on forward currency exchange contracts	47,838
Receivable for newly entered credit default swaps	14,107
Affiliated dividends receivable	723

Total assets	371,895,651

Liabilities
Market value on credit default swaps (net premiums received $2,588,527)	8,983,080
Payable for investment securities purchased	4,304,846
Payable for capital stock redeemed	338,463
Dividends payable	208,792
Unrealized depreciation on forward currency exchange contracts	94,596
Advisory fee payable	60,499
Distribution fee payable	53,301
Payable for variation margin on centrally cleared swaps	29,121
Administrative fee payable	27,643
Transfer Agent fee payable	26,398
Payable for newly entered credit default swaps	17,240
Directors’ fees payable	3,026
Accrued expenses and other liabilities	158,588

Total liabilities	14,305,593

Net Assets	$357,590,058

Composition of Net Assets
Capital stock, at par	$32,829
Additional paid-in capital	366,705,452
Accumulated loss	(9,148,223)

$357,590,058

See notes to financial statements.

56 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$209,065,046	19,196,446	$10.89	*

C	$11,098,304	1,021,271	$10.87

Advisor	$118,568,839	10,882,157	$10.90

R	$2,116,854	194,406	$10.89

K	$5,801,500	532,131	$10.90

I	$2,212,545	202,820	$10.91

Z	$8,726,970	799,689	$10.91

*	The maximum offering price per share for Class A shares was $11.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 57

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (unaudited)

Investment Income
Interest	$6,108,702
Dividends—Affiliated issuers	21,355
Other income	810	$6,130,867

Expenses
Advisory fee (see Note B)	819,511
Distribution fee—Class A	269,415
Distribution fee—Class B	78
Distribution fee—Class C	52,531
Distribution fee—Class R	7,870
Distribution fee—Class K	9,053
Transfer agency—Class A	133,921
Transfer agency—Class B	16
Transfer agency—Class C	6,681
Transfer agency—Advisor Class	71,466
Transfer agency—Class R	3,724
Transfer agency—Class K	7,243
Transfer agency—Class I	1,397
Transfer agency—Class Z	852
Custodian	85,406
Registration fees	59,335
Audit and tax	51,592
Administrative	44,398
Printing	35,818
Legal	19,390
Directors’ fees	11,609
Miscellaneous	9,654

Total expenses	1,700,960
Less: expenses waived and reimbursed by the Adviser (see Note B)	(415,922)

Net expenses		1,285,038

Net investment income		4,845,829

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		4,324,903
Forward currency exchange contracts		(190,883)
Futures		3,229,973
Swaps		(726,914)
Foreign currency transactions		88,332
Net change in unrealized appreciation/depreciation of:
Investments(a)		(16,826,968)
Forward currency exchange contracts		8,425
Futures		711,119
Swaps		(6,016,054)
Foreign currency denominated assets and liabilities		23,328

Net loss on investment and foreign currency transactions		(15,374,739)

Net Decrease in Net Assets from Operations		$(10,528,910)

(a)	Net of decrease in accrued foreign capital gains taxes of $9,396.

See notes to financial statements.

58 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,845,829	$10,364,693
Net realized gain on investment and foreign currency transactions	6,725,411	3,530,308
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,100,150)	19,671,907
Contributions from Affiliates (see Note B)	– 0	–	3,028

Net increase (decrease) in net assets from operations	(10,528,910)	33,569,936
Distributions to Shareholders
Class A	(3,205,355)	(7,511,236)
Class B	(201)	(12,399)
Class C	(117,303)	(292,422)
Advisor Class	(1,864,282)	(3,142,500)
Class R	(42,904)	(97,619)
Class K	(107,704)	(272,681)
Class I	(49,955)	(127,077)
Class Z	(136,818)	(273,970)
Capital Stock Transactions
Net increase	13,879,870	11,877,351

Total increase (decrease)	(2,173,562)	33,717,383
Net Assets
Beginning of period	359,763,620	326,046,237

End of period	$357,590,058	$359,763,620

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 59

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”) (formerly AB Intermediate Bond Portfolio), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar invest-

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ments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$91,589,539	$	– 0	–	$91,589,539
Collateralized Mortgage Obligations		– 0	–	54,930,134		– 0	–	54,930,134
Commercial Mortgage-Backed Securities		– 0	–	53,462,193		– 0	–	53,462,193
Mortgage Pass-Throughs		– 0	–	50,786,491		– 0	–	50,786,491
Governments – Treasuries		– 0	–	43,151,190		– 0	–	43,151,190
Inflation-Linked Securities		– 0	–	24,454,112		– 0	–	24,454,112

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Asset-Backed Securities	$	– 0	–	$19,384,027		$	– 0	–	$19,384,027
Corporates – Non-Investment Grade		– 0	–	5,631,018			– 0	–	5,631,018
Governments – Sovereign Bonds		– 0	–	3,183,658			– 0	–	3,183,658
Collateralized Loan Obligations		– 0	–	1,988,468			737,625		2,726,093
Local Governments – US Municipal Bonds		– 0	–	2,722,387			– 0	–	2,722,387
Quasi-Sovereigns		– 0	–	2,128,270			– 0	–	2,128,270
Emerging Markets – Corporate Bonds		– 0	–	1,352,556			– 0	–	1,352,556
Emerging Markets – Treasuries		– 0	–	667,240			– 0	–	667,240
Common Stocks		– 0	–	– 0	–		613,561		613,561
Emerging Markets – Sovereigns		– 0	–	234,192			– 0	–	234,192
Short-Term Investments:
Governments – Treasuries		– 0	–	2,251,451			– 0	–	2,251,451
Short-Term Municipal Notes		– 0	–	1,137,397			– 0	–	1,137,397
Investment Companies		289,237		– 0	–		– 0	–	289,237
Total Investments in Securities		289,237		359,054,323			1,351,186		360,694,746

Other Financial Instruments(a):
Assets:
Futures		713,207		– 0	–		– 0	–	713,207	(b)
Forward Currency Exchange Contracts		– 0	–	47,838			– 0	–	47,838
Centrally Cleared Credit Default Swaps		– 0	–	170,270			– 0	–	170,270	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	503,239			– 0	–	503,239	(b)
Liabilities:
Futures		(67,933)		– 0	–		– 0	–	(67,933	)(b)
Forward Currency Exchange Contracts		– 0	–	(94,596)			– 0	–	(94,596)
Centrally Cleared Credit Default Swaps		– 0	–	(311,118)			– 0	–	(311,118	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(512,648)			– 0	–	(512,648	)(b)
Credit Default Swaps		– 0	–	(8,983,080)			– 0	–	(8,983,080)

Total		$934,511		$349,874,228			$1,351,186		$352,159,925	(c)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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(c)

The amount of $5,604,183 for Asset-Backed Securities was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Invest-

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ment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding interest expense) on an annual basis (the “Expense Caps”) to ..77%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2021 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2020, such reimbursements/waivers amounted to $414,358.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2020, the reimbursement for such services amounted to $44,398.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $89,895 for the six months ended April 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,150 from the sale of Class A shares and received $455 and $898 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2020, such waiver amounted to $1,564.

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$11,000	$97,780	$108,491	$289	$21

During the year ended October 31, 2019, the Adviser reimbursed the Fund $3,028 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest

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in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,207,745, $145,064 and $62,321 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the

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distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$75,765,784	$46,187,855
U.S. government securities	107,970,022	103,686,973

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$18,628,801
Gross unrealized depreciation	(29,711,976)

Net unrealized depreciation	$(11,083,175)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized

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appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of

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operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

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rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the six months ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$713,207	*	Receivable/Payable for variation margin on futures	$67,933	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	45,172	*	Receivable/Payable for variation margin on centrally cleared swaps	13,820	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	503,108	*	Receivable/Payable for variation margin on centrally cleared swaps	512,650	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	47,838		Unrealized depreciation on forward currency exchange contracts	94,596

Credit contracts				Market value on credit default swaps	8,983,080

Total		$1,309,325			$9,672,079

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,229,973	$711,119

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(190,883)	$8,425

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	323,803	293,496

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,050,717)	(6,309,550)

Total		$2,312,176	$(5,296,510)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2020:

Futures:
Average notional amount of buy contracts	$79,640,119
Average notional amount of sale contracts	$5,652,852
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,992,929	(a)
Average principal amount of sale contracts	$14,780,653
Centrally Cleared Interest Rate Swaps:
Average notional amount	$44,883,169
Credit Default Swaps:
Average notional amount of buy contracts	$12,037,000	(b)
Average notional amount of sale contracts	$25,779,100
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,456,108	(a)
Average notional amount of sale contracts	$4,687,377	(c)

(a)	Positions were open for five months during the period.

(b)	Positions were open for two months during the period.

(c)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs Bank USA/Goldman Sachs International	$47,767	$(47,767)		$	– 0	–	$	– 0	–	$ – 0	–
State Street Bank & Trust Co.	71	– 0	–		– 0	–		– 0	–	71

Total	$47,838	$(47,767)		$	– 0	–	$	– 0	–	$71	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
BNP Paribas SA	$12,453	$ – 0	–	$	– 0	–	$	– 0	–	$12,453
Citibank, NA	61,441	– 0	–		– 0	–		– 0	–	61,441
Citigroup Global Markets, Inc.	5,521,799	– 0	–		(4,735,519)			(786,280)		– 0	–
Credit Suisse International	921,965	– 0	–		– 0	–		(804,767)		117,198
Deutsche Bank AG	773,567	– 0	–		(420,000)			(280,672)		72,895
Goldman Sachs Bank USA/Goldman Sachs International	1,197,958	(47,767)			– 0	–		(1,150,191)		– 0	–
JPMorgan Securities LLC/JPMorgan Securities, LLC	246,350	– 0	–		– 0	–		(246,350)		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc.	342,143	– 0	–		– 0	–		(256,239)		85,904

Total	$9,077,676	$(47,767)			$(5,155,519)			$(3,524,499)		$349,891	^

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*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2020, the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

earned drop income of $5,366 which is included in interest income in the accompanying statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class A
Shares sold	801,706	1,757,218	$8,950,905	$19,196,029

Shares issued in reinvestment of dividends and distributions	221,371	524,378	2,486,410	5,781,216

Shares converted from Class B	35,897	11,654	403,846	128,277

Shares converted from Class C	54,661	161,067	618,785	1,793,569

Shares redeemed	(1,395,714)	(3,348,527)	(15,557,221)	(36,976,828)

Net decrease	(282,079)	(894,210)	$(3,097,275)	$(10,077,737)

Class B
Shares sold	2	3,175	$30	$34,706

Shares issued in reinvestment of dividends and distributions	– 0	–	1,076	– 0	–	11,835

Shares converted to Class A	(35,897)	(11,651)	(403,846)	(128,277)

Shares redeemed	(133)	(4,565)	(1,498)	(50,676)

Net decrease	(36,028)	(11,965)	$(405,314)	$(132,412)

Class C
Shares sold	277,686	233,063	$3,095,513	$2,560,907

Shares issued in reinvestment of dividends and distributions	7,406	18,800	83,005	206,427

Shares converted to Class A	(54,788)	(161,416)	(618,785)	(1,793,569)

Shares redeemed	(142,018)	(224,164)	(1,560,287)	(2,453,077)

Net increase (decrease)	88,286	(133,717)	$999,446	$(1,479,312)

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	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Advisor Class
Shares sold	3,880,714	5,806,792	$43,624,478	$63,820,451

Shares issued in reinvestment of dividends and distributions	84,897	165,044	955,387	1,825,673

Shares redeemed	(2,318,353)	(3,908,822)	(25,176,781)	(42,732,896)

Net increase	1,647,258	2,063,014	$19,403,084	$22,913,228

Class R
Shares sold	32,014	60,008	$353,333	$659,712

Shares issued in reinvestment of dividends and distributions	3,793	8,836	42,676	97,491

Shares redeemed	(132,131)	(42,410)	(1,414,381)	(471,877)

Net increase (decrease)	(96,324)	26,434	$(1,018,372)	$285,326

Class K
Shares sold	127,295	332,303	$1,445,631	$3,617,130

Shares issued in reinvestment of dividends and distributions	9,556	24,713	107,545	272,598

Shares redeemed	(260,054)	(439,474)	(2,769,654)	(4,827,553)

Net decrease	(123,203)	(82,458)	$(1,216,478)	$(937,825)

Class I
Shares sold	39,429	169,670	$449,962	$1,880,717

Shares issued in reinvestment of dividends and distributions	4,009	10,943	45,280	121,108

Shares redeemed	(202,039)	(90,545)	(2,317,276)	(1,008,280)

Net increase (decrease)	(158,601)	90,068	$(1,822,034)	$993,545

Class Z
Shares sold	221,014	372,346	$2,468,191	$4,155,412

Shares issued in reinvestment of dividends and distributions	12,166	24,733	136,840	273,479

Shares redeemed	(142,243)	(369,959)	(1,568,218)	(4,116,353)

Net increase	90,937	27,120	$1,036,813	$312,538

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are sub-

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ject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become are or difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process

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for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$11,729,904	$8,976,063

Total taxable distributions paid	$11,729,904	$8,976,063

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$249,796
Accumulated capital and other losses	(3,806,814	)(a)
Unrealized appreciation/(depreciation)	11,082,995	(b)

Total accumulated earnings/(deficit)	$7,525,977	(c)

(a)

As of October 31, 2019, the Fund had a net capital loss carryforward of $3,757,123. During the fiscal year, the Fund utilized $4,206,090 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2019, the cumulative deferred loss on straddles was $49,691.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, and corporate restructuring.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward realized capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $740,497 and a net long-term capital loss carryforward of $3,016,626 which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a dis-

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count; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 11.35		$ 10.65		$ 11.11		$ 11.23		$ 11.06		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.15		.33		.25		.24	†	.26		.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		.74		(.44)		(.06)		.27		(.12)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.29)		1.07		(.19)		.18		.53		.16

Less: Dividends and Distributions

Dividends from net investment income	(.17)		(.37)		(.27)		(.23)		(.36)		(.34)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)		– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.03)		– 0	–	– 0	–

Total dividends and distributions	(.17)		(.37)		(.27)		(.30)		(.36)		(.34)

Net asset value, end of period	$ 10.89		$ 11.35		$ 10.65		$ 11.11		$ 11.23		$ 11.06

Total Return

Total investment return based on net asset value(d)	(2.54)%		10.23%		(1.75	) %	1.68	% †	4.93%		1.45%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$209,064		$221,033		$216,950		$240,386		$245,683		$252,965

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.77%		.79%		.85%		.88%

Expenses, before waivers/reimbursements	1.00	%^	1.04%		1.01%		1.03%		1.03%		1.06%

Net investment income(b)	2.60	%^	2.98%		2.29%		2.16	%†	2.35%		2.51%

Portfolio turnover rate**	42%		74%		195%		209%		128%		198%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 11.32		$ 10.63		$ 11.08		$ 11.21	$ 11.04		$ 11.22

Income From Investment Operations

Net investment income(a)(b)	.10		.25		.17		.15 †	.18		.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)		.73		(.43)		(.06)	.27		(.12)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.33)		.98		(.26)		.09	.45		.08

Less: Dividends and Distributions

Dividends from net investment income	(.12)		(.29)		(.19)		(.16)	(.28)		(.26)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.12)		(.29)		(.19)		(.22)	(.28)		(.26)

Net asset value, end of period	$ 10.87		$ 11.32		$ 10.63		$ 11.08	$ 11.21		$ 11.04

Total Return

Total investment return based on net asset value(d)	(2.82)%		9.33%		(2.40)%		.83%†	4.16%		.73%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,098		$10,564		$11,334		$15,676	$41,886		$40,928

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52	%^	1.52%		1.52%		1.55%	1.60%		1.60%

Expenses, before waivers/reimbursements	1.75	%^	1.79%		1.76%		1.78%	1.78%		1.78%

Net investment income(b)	1.86	%^	2.24%		1.54%		1.38%†	1.60%		1.79%

Portfolio turnover rate**	42%		74%		195%		209%	128%		198%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 11.35		$ 10.65		$ 11.11		$ 11.24	$ 11.06		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.16		.35		.28		.27 †	.29		.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)		.75		(.44)		(.07)	.28		(.12)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.27)		1.10		(.16)		.20	.57		.19

Less: Dividends and Distributions

Dividends from net investment income	(.18)		(.40)		(.30)		(.25)	(.39)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.18)		(.40)		(.30)		(.33)	(.39)		(.37)

Net asset value, end of period	$ 10.90		$ 11.35		$ 10.65		$ 11.11	$ 11.24		$ 11.06

Total Return

Total investment return based on net asset value(d)	(2.33)%		10.50%		(1.50)%		1.84%†	5.29%		1.73%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$118,569		$104,850		$76,406		$67,357	$56,068		$22,705

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.54%	.60%		.60%

Expenses, before waivers/reimbursements	.75	%^	.79%		.76%		.78%	.78%		.77%

Net investment income(b)	2.84	%^	3.21%		2.55%		2.41%†	2.60%		2.78%

Portfolio turnover rate**	42%		74%		195%		209%	128%		198%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 11.34		$ 10.65		$ 11.10		$ 11.23	$ 11.06		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.13		.30		.23		.21 †	.23		.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)		.74		(.44)		(.06)	.28		(.12)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.30)		1.04		(.21)		.15	.51		.14

Less: Dividends and Distributions

Dividends from net investment income	(.15)		(.35)		(.24)		(.21)	(.34)		(.32)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.15)		(.35)		(.24)		(.28)	(.34)		(.32)

Net asset value, end of period	$ 10.89		$ 11.34		$ 10.65		$ 11.10	$ 11.23		$ 11.06

Total Return

Total investment return based on net asset value(d)	(2.58)%		9.86%		(1.90)%		1.34%†	4.67%		1.23%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,117		$3,298		$2,814		$2,699	$3,023		$2,936

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02	%^	1.02%		1.02%		1.04%	1.10%		1.10%

Expenses, before waivers/reimbursements	1.36	%^	1.42%		1.35%		1.39%	1.38%		1.38%

Net investment income(b)	2.36	%^	2.73%		2.07%		1.91%†	2.10%		2.29%

Portfolio turnover rate**	42%		74%		195%		209%	128%		198%

See footnote summary on page 94

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 11.36		$ 10.66		$ 11.11		$ 11.24	$ 11.07		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.15		.33		.25		.24 †	.26		.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		.74		(.43)		(.07)	.27		(.10)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.29)		1.07		(.18)		.17	.53		.18

Less: Dividends and Distributions

Dividends from net investment income	(.17)		(.37)		(.27)		(.23)	(.36)		(.35)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.17)		(.37)		(.27)		(.30)	(.36)		(.35)

Net asset value, end of period	$ 10.90		$ 11.36		$ 10.66		$ 11.11	$ 11.24		$ 11.07

Total Return

Total investment return based on net asset value(d)	(2.54)%		10.22%		(1.66)%		1.59%†	4.93%		1.57%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,802		$7,444		$7,863		$5,876	$5,706		$3,922

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.77%		.79%	.85%		.85%

Expenses, before waivers/reimbursements	1.07	%^	1.10%		1.08%		1.09%	1.09%		1.08%

Net investment income(b)	2.60	%^	2.98%		2.32%		2.15%†	2.34%		2.53%

Portfolio turnover rate**	42%		74%		195%		209%	128%		198%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 11.36		$ 10.66		$ 11.12		$ 11.24	$ 11.07		$ 11.25

Income From Investment Operations

Net investment income(a)(b)	.16		.36		.28		.27 †	.28		.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)		.74		(.44)		(.06)	.28		(.12)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.27)		1.10		(.16)		.21	.56		.19

Less: Dividends and Distributions

Dividends from net investment income	(.18)		(.40)		(.30)		(.25)	(.39)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.18)		(.40)		(.30)		(.33)	(.39)		(.37)

Net asset value, end of period	$ 10.91		$ 11.36		$ 10.66		$ 11.12	$ 11.24		$ 11.07

Total Return

Total investment return based on net asset value(d)	(2.33)%		10.50%		(1.50)%		1.93%†	5.20%		1.73%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,213		$4,107		$2,894		$2,729	$2,613		$511

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.54%	.60%		.60%

Expenses, before waivers/reimbursements	.71	%^	.75%		.72%		.75%	.76%		.75%

Net investment income(b)	2.87	%^	3.22%		2.57%		2.41%†	2.56%		2.74%

Portfolio turnover rate**	42%		74%		195%		209%	128%		198%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 11.37		$ 10.67		$ 11.13		$ 11.26	$ 11.08		$ 11.26

Income From Investment Operations

Net investment income(a)(b)	.16		.36		.27		.27 †	.28		.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		.74		(.43)		(.07)	.29		(.13)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.28)		1.10		(.16)		.20	.57		.19

Less: Dividends

Dividends from net investment income	(.18)		(.40)		(.30)		(.25)	(.39)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Total distributions	(.18)		(.40)		(.30)		(.33)	(.39)		(.37)

Net asset value, end of period	$ 10.91		$ 11.37		$ 10.67		$ 11.13	$ 11.26		$ 11.08

Total Return

Total investment return based on net asset value(d)	(2.41)%		10.48%		(1.49)%		1.84%†	5.28%		1.72%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,727		$8,059		$7,274		$24,653	$18,134		$4,851

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.54%	.60%		.60%

Expenses, before waivers/reimbursements	.64	%^	.68%		.64%		.66%	.66%		.71%

Net investment income(b)	2.84	%^	3.22%		2.48%		2.42%	2.52%		2.91%

Portfolio turnover rate**	42%		74%		195%		209%	128%		198%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

94 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2),* Vice President Janaki Rao(2), Vice President Dimitri Silva(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

96 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Total Return Bond Portfolio (formerly AB Intermediate Bond Portfolio) (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 97

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

98 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and

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noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.
The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

108 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0152-0420

APR    04.30.20

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 16, 2020

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy for the semi-annual period ended April 30, 2020.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY

Class 1 Shares[1]	-5.14%	-4.35%

Class 2 Shares[1]	-5.10%	-4.35%

Class A Shares	-5.20%	-4.51%

Class C Shares	-5.48%	-5.25%

Advisor Class Shares[2]	-5.09%	-4.27%

Bloomberg Barclays 1-10 Year TIPS Index	3.08%	6.16%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2020.

All shares of the Fund underperformed the benchmark for both periods, before sales charges. The Fund invests primarily in municipal bonds and uses tax-efficient hedges for inflation protection. Over both periods, the Fund’s lower-than-benchmark interest-rate risk detracted, relative to the benchmark, as rates fell. Furthermore, owning municipal bonds and an overweight to credit detracted as the highest quality assets, US Treasuries, outperformed. An overweight to consumer price index (“CPI”) hedges detracted relative to the benchmark, while owning interest rate swaps contributed. For the six-month period, an overweight to six- to seven-year duration bonds also contributed.

2 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

The Fund utilized derivatives in the form of CPI swaps for hedging purposes, which detracted from absolute performance for both periods. Interest rate swaps were utilized for hedging purposes and added for both periods. Credit default swaps were utilized for investment purposes and had no material impact on performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Themes of strong demand, light supply and supportive credit fundamentals were prominent until the last couple months of the six-month period ended April 30, 2020. In March, these themes sharply reversed and volatility spiked dramatically. The novel coronavirus pandemic quickly led to the increase in market volatility and to a sharp economic contraction. In this environment, investors fled to cash from nearly every other type of investment, and stocks and bonds fell dramatically. The municipal bond market was not spared; after 60 consecutive weeks of inflows, municipal bond funds had record outflows. Municipals had shown strong absolute and relative performance prior to March, with yields declining 0.8% to over 1% depending on the maturity since April of 2019. In March, open-end funds had to sell vast quantities of bonds to meet shareholder redemptions, and this selling contributed to yields rising over 2% in less than two weeks. The municipal market did recover toward the end of March and into April as investor demand returned following the actions taken by the US Federal Reserve to address market liquidity and the passing of the Coronavirus Aid, Relief, and Economic Security Act, which included direct aid to municipalities. As a result, after the large moves during both periods, yields for high-grade municipal bonds ended lower for the 12-month period by 0.3% to 0.7%, with yields for shorter-maturity bonds declining more; for the six-month period, longer-maturity municipal yields were higher by about 0.15% and shorter-maturity bonds declined by about 0.3%. Over both the six- and 12-month periods, the additional yield provided by more credit-sensitive bonds increased.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.83% and 0.19%, respectively.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

(continued on next page)

4 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser considers the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because lever-

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

age tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares visit www.bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			1.65%

1 Year	-4.35%	-4.35%

5 Years	0.85%	0.85%

10 Years	1.40%	1.40%

CLASS 2 SHARES[2]			1.76%

1 Year	-4.35%	-4.35%

5 Years	0.93%	0.93%

10 Years	1.50%	1.50%

CLASS A SHARES			1.42%

1 Year	-4.51%	-7.39%

5 Years	0.69%	0.08%

10 Years	1.24%	0.93%

CLASS C SHARES			0.71%

1 Year	-5.25%	-6.18%

5 Years	-0.06%	-0.06%

10 Years	0.50%	0.50%

ADVISOR CLASS SHARES[3]			1.71%

1 Year	-4.27%	-4.27%

5 Years	0.93%	0.93%

10 Years	1.50%	1.50%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.67%, 0.57%, 0.86%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2020.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-3.69%

5 Years	0.90%

10 Years	1.54%

CLASS 2 SHARES[1]

1 Year	-3.59%

5 Years	1.01%

10 Years	1.65%

CLASS A SHARES

1 Year	-6.68%

5 Years	0.13%

10 Years	1.06%

CLASS C SHARES

1 Year	-5.44%

5 Years	0.00%

10 Years	0.63%

ADVISOR CLASS SHARES[2]

1 Year	-3.62%

5 Years	1.00%

10 Years	1.64%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$948.00	$3.63	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
Class C
Actual	$1,000	$945.20	$7.25	1.50%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%
Advisor Class
Actual	$1,000	$949.10	$2.42	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%
Class 1
Actual	$1,000	$948.60	$2.91	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%
Class 2
Actual	$1,000	$949.00	$2.42	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $921.4

1

All data are as of April 30, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

April 30, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.5%
Long-Term Municipal Bonds – 102.5%
Alabama – 2.2%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 06/01/2028	$3,905	$4,415,344
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 02/01/2025	2,110	2,371,535
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/2031	11,235	11,674,626
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	1,810	1,701,074

		20,162,579

American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	295	334,418
7.125%, 09/01/2038(a)	820	941,098
Series 2015A 6.625%, 09/01/2035	1,335	1,464,428

		2,739,944

Arizona – 2.6%
Arizona State University (Arizona State University COP) Series 2013A 5.00%, 09/01/2021-09/01/2022	7,260	7,769,127
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 07/01/2026	3,330	3,487,209
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 07/01/2021 (Pre-refunded/ETM)	1,765	1,776,649

14 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/2024	$3,140	$3,340,081
State of Arizona Lottery Revenue 5.00%, 07/01/2028	5,000	6,353,800
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	1,200	1,123,788

		23,850,654

California – 1.3%
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(a)	250	222,340
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	1,770	1,741,910
State of California Series 2011 5.00%, 10/01/2020	5,000	5,091,850
Series 2014 5.00%, 08/01/2022-05/01/2025	4,250	4,771,794

		11,827,894

Colorado – 5.5%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	1,510	1,472,582
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/2023	375	381,930
Series 2012A 5.00%, 11/15/2024-11/15/2025(b)	13,395	14,430,194
Series 2018A 5.00%, 12/01/2028-12/01/2029	16,555	19,942,770
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032-08/01/2033	2,860	3,182,802
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2033	1,525	1,762,732
Denver City & County School District No. 1 Series 2014B 5.00%, 12/01/2023	4,730	5,374,841

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/2022	$1,640	$1,746,748
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2020(a)	1,310	1,320,677
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 07/15/2024	440	440,471
Vauxmont Metropolitan District AGM 5.00%, 12/15/2024	260	295,100

		50,350,847

Connecticut – 3.1%
City of New Haven CT Series 2018A 5.50%, 08/01/2035	1,920	2,138,765
State of Connecticut Series 2013A 5.00%, 10/15/2024	5,035	5,549,325
Series 2014A 5.00%, 03/01/2028	2,230	2,458,374
Series 2014F 5.00%, 11/15/2026	1,275	1,432,514
Series 2015B 5.00%, 06/15/2025-06/15/2028	7,170	8,128,402
Series 2016A 5.00%, 03/15/2032	2,160	2,431,274
Series 2018B 5.00%, 04/15/2028	1,440	1,709,381
State of Connecticut Clean Water Fund – State Revolving Fund Series 2013A 5.00%, 03/01/2024	4,360	4,839,338

		28,687,373

District of Columbia – 1.1%
District of Columbia (Freedom Forum, Inc. (The)) NATL Series 2002A 6.091%, 08/01/2037(c)	250	250,000
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/2025-10/01/2026	8,565	9,824,288

		10,074,288

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 12.4%
Capital Trust Agency, Inc. (Franklin Academy—Cooper City Campus) 4.00%, 12/15/2025(a)	$300	$288,156
Central Florida Expressway Authority Series 2019B 5.00%, 07/01/2032	6,000	7,194,300
5.00%, 07/01/2034(b)	7,255	8,617,779
Citizens Property Insurance Corp. Series 2012A 5.00%, 06/01/2022	7,315	7,830,634
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/2020	1,720	1,749,154
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/2023-10/01/2026	10,190	11,090,188
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2025	4,500	5,064,165
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/2026	1,565	1,651,576
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 06/01/2023-06/01/2027	18,500	20,878,304
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012A 5.00%, 10/01/2023	1,500	1,642,635
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	595	409,959
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 0.62%, 01/01/2049	33,250	33,195,470
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/2023	2,890	3,046,522
Series 2015B 5.00%, 10/01/2023	1,500	1,692,990

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/2033	$4,000	$4,488,600
JEA Water & Sewer System Revenue NATL Series 2006B 3.467% (CPI + 0.98%), 10/01/2020(d)	2,695	2,709,796
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	1,900	1,899,924
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/2028	1,000	1,070,290

		114,520,442

Georgia – 3.1%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2034-07/01/2035	9,555	10,487,585
Cherokee County Board of Education Series 2014B 5.00%, 08/01/2020	1,000	1,010,300
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	9,370	9,897,999
Series 2018C 4.00%, 08/01/2048	6,850	7,253,465

		28,649,349

Guam – 0.5%
Territory of Guam 5.00%, 11/15/2031	165	153,397
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	3,970	4,046,433

		4,199,830

Illinois – 7.2%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	2,050	2,061,747
Series 2018A 5.00%, 12/01/2027	1,200	1,216,536
Series 2019A 5.00%, 12/01/2029-12/01/2030	525	526,705
Series 2019B 5.00%, 12/01/2030-12/01/2033	500	496,913

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chicago Housing Authority Series 2018A 5.00%, 01/01/2034-01/01/2038	$8,760	$10,205,683
Chicago O’Hare International Airport Series 2015B 5.00%, 01/01/2029	5,000	5,494,250
Series 2016C 5.00%, 01/01/2033	5,000	5,524,200
Series 2017B 5.00%, 01/01/2035	1,475	1,643,784
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 01/01/2023	2,500	2,628,475
5.50%, 01/01/2025	2,250	2,372,782
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2024	1,630	1,814,500
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	800	848,602
Sangamon County Water Reclamation District Series 2011A 5.00%, 01/01/2021 (Pre-refunded/ETM)	2,170	2,229,849
State of Illinois Series 2013 5.00%, 07/01/2023	1,670	1,661,800
Series 2014 5.00%, 05/01/2030	4,180	4,014,765
Series 2017B 5.00%, 12/01/2024	5,050	4,997,177
Series 2017D 5.00%, 11/01/2021-11/01/2027	14,515	14,381,165
Series 2018A 5.00%, 10/01/2023	2,785	2,768,958
Series 2018B 5.00%, 10/01/2023	1,730	1,720,035

		66,607,926

Indiana – 0.5%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	2,380	1,913,330
Indiana Municipal Power Agency Series 2011A 5.00%, 01/01/2023 (Pre-refunded/ETM)	2,105	2,208,208

		4,121,538

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	$2,250	$2,194,448

Kentucky – 5.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	650	734,961
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 09/01/2022-09/01/2023	4,875	5,320,050
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	7,260	7,616,321
Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 3.577% (CPI + 1.05%), 12/01/2049(d)	20,000	20,546,800
Series 2019C 4.00%, 02/01/2050	9,015	9,710,327
Kentucky Turnpike Authority Series 2012A 5.00%, 07/01/2025 (Pre-refunded/ETM)	2,275	2,464,212

		46,392,671

Louisiana – 2.5%
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/2034	1,800	2,173,608
State of Louisiana Series 2017B 5.00%, 10/01/2031	8,935	10,762,654
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 05/01/2027 (Pre-refunded/ETM)	2,860	3,100,440
5.00%, 05/01/2027	6,225	6,701,026

		22,737,728

Maryland – 1.5%
County of Montgomery MD Series 2019A 5.00%, 11/01/2026	5,925	7,296,637
State of Maryland Series 2017B 5.00%, 08/01/2024(b)	5,790	6,730,933

		14,027,570

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 2.8%
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 2.726% (CPI + 1.67%), 06/01/2020(d)	$3,450	$3,456,072
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 07/01/2021	3,330	3,497,299
Series 2004C 1.383% (CPI + 0.79%), 07/01/2020(d)	2,650	2,653,286
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 3.88% (CPI + 0.99%), 08/01/2022(d)	3,240	3,350,970
3.90% (CPI + 0.99%), 08/01/2023(d)	2,275	2,377,944
Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 04/01/2028	1,655	2,059,962
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 08/15/2023	2,475	2,689,830
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 07/01/2022-07/01/2025	5,025	5,248,044

		25,333,407

Michigan – 4.0%
City of Detroit MI 5.00%, 04/01/2035-04/01/2036	1,055	1,035,285
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2021	3,750	3,920,475
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 04/01/2026-04/01/2027	2,735	3,272,459

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 07/01/2024	$10,545	$12,158,280
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	1,994,523
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/2028-06/30/2029	9,090	10,128,760
University of Michigan Series 2017A 5.00%, 04/01/2024	4,000	4,575,200

		37,084,982

Minnesota – 0.0%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 0.105%, 08/01/2028(c)	100	100,000

Mississippi – 0.2%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036	1,500	1,570,905

Missouri – 0.2%
Howard Bend Levee District XLCA 5.75%, 03/01/2025-03/01/2027	255	276,272
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 08/15/2036	1,675	1,472,191

		1,748,463

Montana – 0.4%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031-02/15/2033	3,275	3,755,769

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nebraska – 1.8%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	$15,000	$16,179,750

Nevada – 0.2%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(a)	515	495,415
Las Vegas Valley Water District Series 2015A 5.00%, 06/01/2020	1,500	1,504,680

		2,000,095

New Hampshire – 0.2%
New Hampshire Business Finance Authority (Emerald Renewable Diesel LLC) 2.00%, 06/01/2049(a)	2,000	2,002,320

New Jersey – 7.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 06/15/2029	1,150	1,167,124
Series 2017B 5.00%, 11/01/2020	1,000	1,008,220
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2026-10/01/2027	3,810	4,089,545
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	1,365	1,350,995
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	4,390	4,712,621
Series 2018A 5.00%, 06/15/2028-06/15/2029	21,670	23,282,544
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 06/15/2021	10,000	10,153,300

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014C 5.25%, 06/15/2032	$2,960	$3,010,083
New Jersey Turnpike Authority Series 2013A 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,600	1,774,144
5.00%, 01/01/2023	200	218,030
Series 2014A 5.00%, 01/01/2028	4,785	5,309,340
Series 2014C 5.00%, 01/01/2023	1,590	1,733,339
Series 2017A 5.00%, 01/01/2033	7,300	8,358,573
Tobacco Settlement Financing Corp. Series 2018A 5.00%, 06/01/2030	4,750	5,526,198

		71,694,056

New York – 8.2%
City of New York NY Series 2011A 5.00%, 08/01/2023 (Pre-refunded/ETM)	1,030	1,085,836
5.00%, 08/01/2023	3,220	3,375,236
Series 2014J 5.00%, 08/01/2021	6,100	6,369,254
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/2024 (Pre-refunded/ETM)	4,065	4,501,581
5.00%, 11/15/2025 (Pre-refunded/ETM)	5,000	5,537,000
Series 2012F 5.00%, 11/15/2026	3,635	3,641,761
Series 2013A 5.00%, 11/15/2026 (Pre-refunded/ETM)	2,300	2,587,178
Series 2013E 5.00%, 11/15/2025 (Pre-refunded/ETM)	8,510	9,729,398
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 06/15/2026	3,875	4,033,449
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/2026(b)	6,830	7,391,290
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 03/15/2025	3,000	3,101,070
Series 2014A 5.00%, 02/15/2028(b)	6,565	7,387,398

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 06/15/2025	$3,000	$3,134,280
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2029	9,255	9,279,361
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	345	349,523
Triborough Bridge & Tunnel Authority Series 2013B 5.00%, 11/15/2020	4,100	4,189,872

		75,693,487

North Carolina – 0.8%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	6,710	7,803,126

North Dakota – 0.1%
County of Grand Forks ND 6.375%, 12/15/2043	1,000	756,400

Ohio – 4.5%
American Municipal Power, Inc. Series 2016A 5.00%, 02/15/2036	5,000	5,742,550
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	10,000	9,989,800
Series 2020A 4.00%, 06/01/2039	1,000	1,050,840
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	3,782,771
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 01/01/2023-01/01/2024	2,585	2,814,854
City of Cleveland OH Income Tax Revenue Series 2017B-1 5.00%, 10/01/2027-10/01/2030	7,585	9,401,594
Series 2017B-2 5.00%, 10/01/2029	1,485	1,842,959

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2037	$5,600	$5,757,304
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	235	236,763
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	420	423,150
Series 2016B 4.375%, 06/01/2033	825	831,188

		41,873,773

Oklahoma – 0.1%
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	500	473,440

Oregon – 0.9%
Deschutes County Hospital Facilities Authority (St. Charles Health System, Inc.) Series 2016A 4.00%, 01/01/2033	1,000	1,050,460
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/2025 (Pre-refunded/ETM)	4,605	4,879,320
Series 2018A 5.00%, 10/01/2029	1,910	2,354,533

		8,284,313

Pennsylvania – 5.7%
City of Philadelphia PA Series 2017 5.00%, 08/01/2028	12,990	15,975,232
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/2032-10/01/2033	2,135	2,535,661
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	1,500	1,669,905

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	$2,060	$1,979,104
Pennsylvania Turnpike Commission Series 2017B 5.00%, 06/01/2034-06/01/2036	7,580	8,567,417
Series 2017S 5.00%, 12/01/2028-12/01/2029	3,005	3,626,604
Series 2019 5.00%, 12/01/2023	4,250	4,802,245
School District of Philadelphia (The) Series 2011E 5.25%, 09/01/2022	1,800	1,824,066
Series 2016F 5.00%, 09/01/2034	5,000	5,846,450
State Public School Building Authority Series 2012 5.00%, 04/01/2023 (Pre-refunded/ETM)	2,400	2,590,992
5.00%, 04/01/2026 (Pre-refunded/ETM)	2,750	2,968,845

		52,386,521

Puerto Rico – 0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	970	1,044,380
NATL Series 2007V 5.25%, 07/01/2029-07/01/2035	320	325,560
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	790	828,710
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	2,105	2,244,099
AGM Series 2007C 5.25%, 07/01/2036	100	106,247
NATL Series 2007N 5.25%, 07/01/2032	205	206,863
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	100	106,107
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	1,144	973,613

		5,835,579

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.3%
Renewable Water Resources 5.00%, 01/01/2024 (Pre-refunded/ETM)	$1,425	$1,526,090
5.00%, 01/01/2024	1,145	1,221,268
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/2034-12/01/2036	2,535	2,727,245
Series 2016B 5.00%, 12/01/2037	5,040	5,422,889
Series 2016C 5.00%, 12/01/2035	930	1,006,102

		11,903,594

Tennessee – 0.4%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	1,410	1,217,098
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 07/01/2023 (Pre-refunded/ETM)	455	496,423
5.00%, 07/01/2023	1,930	2,094,745

		3,808,266

Texas – 6.0%
Birdville Independent School District Series 2015B 5.00%, 02/15/2022	3,825	4,101,356
Central Texas Regional Mobility Authority Series 2015B 5.00%, 01/01/2045	2,085	2,097,385
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 07/15/2021	5,675	5,944,392
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	2,465	2,441,656
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/2027 (Pre-refunded/ETM)	2,735	2,911,982
Series 2014C 5.00%, 05/15/2024	1,100	1,264,065

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2020B 5.00%, 12/01/2021-12/01/2023(e)	$6,425	$7,078,554
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/2021	4,220	4,260,132
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/2031	1,000	1,036,990
North Texas Tollway Authority Series 2011D 5.25%, 09/01/2026 (Pre-refunded/ETM)	3,625	3,837,642
North Texas Tollway Authority (North Texas Tollway System) Series 2017A 5.00%, 01/01/2038	3,000	3,176,070
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	240	196,162
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/2035(f) (g) (h)	900	630,000
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018A 5.00%, 07/01/2030-07/01/2031	13,405	15,700,104
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 4.00%, 11/15/2020	50	49,221
5.00%, 11/15/2025	1,105	990,533

		55,716,244

Virginia – 0.9%
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 08/01/2022-08/01/2034(e)	3,040	3,800,343
Federal Home Loan Mortgage Corp. 2.65%, 06/15/2036(a)	3,870	4,012,803

		7,813,146

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 4.4%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 02/01/2023-02/01/2025	$7,815	$8,346,011
Chelan County Public Utility District No. 1 Series 2011B 5.50%, 07/01/2025	3,305	3,468,201
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2023	4,020	4,523,344
Port of Seattle WA 5.00%, 04/01/2033-04/01/2034	3,000	3,425,760
Series 2013 5.00%, 07/01/2024	4,820	5,270,381
State of Washington Series 2015R 5.00%, 07/01/2026(b)	13,325	15,615,301

		40,648,998

Wisconsin – 2.0%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	2,535	2,789,128
Wisconsin Department of Transportation Series 20131 5.00%, 07/01/2023-07/01/2024	9,520	10,672,980
5.00%, 07/01/2024 (Pre-refunded/ETM)	2,480	2,800,044
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.25%, 01/01/2038(a)	2,550	2,503,284

		18,765,436

Total Long-Term Municipal Bonds (cost $929,418,114)		944,377,151

Short-Term Municipal Notes – 0.0%
Illinois – 0.0%
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2020 (cost $156,659)	155	156,799

Total Municipal Obligations (cost $929,574,773)		944,533,950

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 2.3%
United States – 2.3%
U.S. Treasury Notes 2.50%, 05/31/2020(b)	$15,000	$15,025,781
2.625%, 02/15/2029(b)	5,000	5,867,188

Total Governments – Treasuries (cost $19,997,964)		20,892,969

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Risk Share Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. Series 2013-DN2, Class M2 5.197% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	223	189,487
Series 2014-DN3, Class M3 4.947% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	148	117,298
Series 2016-DNA4, Class M3 4.287% (LIBOR 1 Month + 3.80%), 03/25/2029(d)	250	241,598
Federal National Mortgage Association Series 2014-C03, Class 2M2 3.387% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	242	186,538
Series 2017-C01, Class 1M2 4.037% (LIBOR 1 Month + 3.55%), 07/25/2029(d)	242	232,435
Series 2017-C02, Class 2M2 4.137%, 09/25/2029	197	186,998
Series 2017-C03, Class 1M2 3.487% (LIBOR 1 Month + 3.00%), 10/25/2029(d)	500	473,043

Total Collateralized Mortgage Obligations (cost $1,674,206)		1,627,397

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.35%(i)(j)(k) (cost $4,817,728)	4,817,728	$4,817,728

Total Investments – 105.5% (cost $956,064,671)		971,872,044
Other assets less liabilities – (5.5)%		(50,510,769)

Net Assets – 100.0%		$921,361,275

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	4,970	08/09/2024	1.690%	CPI	#	Maturity	$(200,553)	$—	$(200,553)
USD	17,840	01/15/2025	1.671%	CPI	#	Maturity	(720,375)	—	(720,375)
USD	17,837	01/15/2025	1.673%	CPI	#	Maturity	(751,394)	—	(751,394)
USD	7,973	01/15/2025	1.637%	CPI	#	Maturity	(320,634)	—	(320,634)
USD	19,310	01/15/2028	1.230%	CPI	#	Maturity	(72,838)	—	(72,838)
USD	14,770	01/15/2028	0.735%	CPI	#	Maturity	556,504	—	556,504
USD	12,000	08/29/2029	1.748%	CPI	#	Maturity	(539,187)	—	(539,187)
USD	15,000	12/23/2029	1.979%	CPI	#	Maturity	(1,070,283)	—	(1,070,283)

							$(3,118,760)	$—	$(3,118,760)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	45,150	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$1,056,476	$—	$1,056,476
USD	16,360	08/09/2022	3 Month LIBOR	1.486%	Quarterly/ Semi-Annual	426,342	—	426,342
USD	32,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	1,358,295	—	1,358,295
USD	11,180	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	651,334	—	651,334
USD	3,172	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi-Annual	143,638	—	143,638
USD	7,128	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi-Annual	343,207	—	343,207

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	8,235	10/09/2029	3 Month LIBOR	1.470%	Quarterly/ Semi-Annual	$646,907	$—	$646,907
USD	8,235	10/09/2029	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	649,228	—	649,228

						$5,275,427	$—	$5,275,427

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay/) Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	69	$(22,431)	$(6,832)	$(15,599)
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	598	(194,400)	(76,384)	(118,016)
Credit Suisse International
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	708	(230,160)	(69,012)	(161,148)
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	38	(12,353)	(3,797)	(8,556)
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	471	(153,075)	(47,120)	(105,955)
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,216	(395,301)	(149,633)	(245,668)
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	40	(13,003)	(4,955)	(8,048)
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	614	(199,601)	(58,091)	(141,510)
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	231	(75,094)	(29,383)	(45,711)

						$(1,295,418)	$(445,207)	$(850,211)

*	Termination date

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	25,000	09/02/2020	1.548%	CPI#		Maturity	$76,215	$—	$76,215
Bank of America, NA	USD	25,000	02/02/2032	2.403%	CPI	#	Maturity	(3,931,252)	—	(3,931,252)
Barclays Bank PLC	USD	4,000	06/15/2020	2.480%	CPI	#	Maturity	(366,762)	—	(366,762)
Barclays Bank PLC	USD	35,000	07/02/2020	2.256%	CPI	#	Maturity	(2,008,261)	—	(2,008,261)
Barclays Bank PLC	USD	1,500	08/04/2020	2.308%	CPI	#	Maturity	(106,849)	—	(106,849)
Barclays Bank PLC	USD	25,256	09/20/2020	2.263%	CPI	#	Maturity	(534,323)	—	(534,323)
Barclays Bank PLC	USD	24,320	10/15/2020	2.208%	CPI	#	Maturity	(514,976)	—	(514,976)
Barclays Bank PLC	USD	12,934	10/15/2020	2.210%	CPI	#	Maturity	(274,538)	—	(274,538)
Barclays Bank PLC	USD	2,000	11/10/2020	2.500%	CPI	#	Maturity	(198,425)	—	(198,425)
Barclays Bank PLC	USD	1,000	05/04/2021	2.845%	CPI	#	Maturity	(166,521)	—	(166,521)
Barclays Bank PLC	USD	3,000	05/12/2021	2.815%	CPI	#	Maturity	(493,550)	—	(493,550)
Barclays Bank PLC	USD	14,000	04/03/2022	2.663%	CPI	#	Maturity	(2,267,180)	—	(2,267,180)
Barclays Bank PLC	USD	16,700	10/05/2022	2.765%	CPI	#	Maturity	(2,902,422)	—	(2,902,422)
Barclays Bank PLC	USD	25,000	08/07/2024	2.573%	CPI	#	Maturity	(4,048,609)	—	(4,048,609)
Barclays Bank PLC	USD	19,000	05/05/2025	2.125%	CPI	#	Maturity	(1,627,174)	—	(1,627,174)
Barclays Bank PLC	USD	5,400	03/06/2027	2.695%	CPI	#	Maturity	(1,391,754)	—	(1,391,754)
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI	#	Maturity	(2,147,989)	—	(2,147,989)
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI	#	Maturity	(1,421,491)	—	(1,421,491)
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI	#	Maturity	(3,495,218)	—	(3,495,218)
Citibank, NA	USD	17,690	10/17/2020	2.220%	CPI	#	Maturity	(381,873)	—	(381,873)
Citibank, NA	USD	15,600	12/14/2020	1.548%	CPI	#	Maturity	45,922	—	45,922
Citibank, NA	USD	35,000	07/03/2021	2.283%	CPI	#	Maturity	(1,432,228)	—	(1,432,228)
Citibank, NA	USD	9,000	06/29/2022	2.398%	CPI	#	Maturity	(1,215,249)	—	(1,215,249)
Citibank, NA	USD	5,400	07/19/2022	2.400%	CPI	#	Maturity	(720,963)	—	(720,963)
Citibank, NA	USD	4,000	08/10/2022	2.550%	CPI	#	Maturity	(600,044)	—	(600,044)
Citibank, NA	USD	15,500	12/07/2022	2.748%	CPI	#	Maturity	(2,790,979)	—	(2,790,979)
Citibank, NA	USD	47,000	05/24/2023	2.533%	CPI	#	Maturity	(7,229,752)	—	(7,229,752)
Citibank, NA	USD	30,000	10/29/2023	2.524%	CPI	#	Maturity	(4,498,189)	—	(4,498,189)
Citibank, NA	USD	30,000	09/19/2024	2.070%	CPI	#	Maturity	(1,735,411)	—	(1,735,411)
Citibank, NA	USD	25,000	07/03/2025	2.351%	CPI	#	Maturity	(2,314,622)	—	(2,314,622)
Citibank, NA	USD	15,800	02/08/2028	2.940%	CPI	#	Maturity	(4,889,116)	—	(4,889,116)
Citibank, NA	USD	12,000	11/05/2033	2.273%	CPI	#	Maturity	(1,667,268)	—	(1,667,268)
Deutsche Bank AG	USD	11,000	06/20/2021	2.655%	CPI	#	Maturity	(1,664,531)	—	(1,664,531)
Deutsche Bank AG	USD	9,800	09/07/2021	2.400%	CPI	#	Maturity	(1,205,312)	—	(1,205,312)
Deutsche Bank AG	USD	25,000	09/02/2025	1.880%	CPI	#	Maturity	(1,569,309)	—	(1,569,309)

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	1,000	07/29/2020	2.305%	CPI	#	Maturity	$(70,913)	$—	$(70,913)
JPMorgan Chase Bank, NA	USD	22,064	08/30/2020	2.210%	CPI	#	Maturity	(419,130)	—	(419,130)
JPMorgan Chase Bank, NA	USD	19,000	08/17/2022	2.523%	CPI	#	Maturity	(2,772,332)	—	(2,772,332)
JPMorgan Chase Bank, NA	USD	1,400	06/30/2026	2.890%	CPI	#	Maturity	(421,660)	—	(421,660)
JPMorgan Chase Bank, NA	USD	3,300	07/21/2026	2.935%	CPI	#	Maturity	(1,033,856)	—	(1,033,856)
JPMorgan Chase Bank, NA	USD	2,400	10/03/2026	2.485%	CPI	#	Maturity	(515,416)	—	(515,416)
JPMorgan Chase Bank, NA	USD	5,400	11/14/2026	2.488%	CPI	#	Maturity	(1,171,936)	—	(1,171,936)
JPMorgan Chase Bank, NA	USD	4,850	12/23/2026	2.484%	CPI	#	Maturity	(1,040,350)	—	(1,040,350)
JPMorgan Chase Bank, NA	USD	13,000	03/01/2027	2.279%	CPI	#	Maturity	(1,340,901)	—	(1,340,901)
JPMorgan Chase Bank, NA	USD	21,350	02/20/2028	2.899%	CPI	#	Maturity	(6,402,827)	—	(6,402,827)
JPMorgan Chase Bank, NA	USD	12,000	03/26/2028	2.880%	CPI	#	Maturity	(3,537,181)	—	(3,537,181)
JPMorgan Chase Bank, NA	USD	10,000	07/03/2028	2.356%	CPI	#	Maturity	(1,171,451)	—	(1,171,451)
JPMorgan Chase Bank, NA	USD	25,000	11/05/2028	2.234%	CPI	#	Maturity	(2,575,210)	—	(2,575,210)
JPMorgan Chase Bank, NA	USD	18,000	04/17/2030	2.378%	CPI	#	Maturity	(2,430,399)	—	(2,430,399)
JPMorgan Chase Bank, NA	USD	24,000	11/17/2032	2.183%	CPI	#	Maturity	(2,757,142)	—	(2,757,142)
Morgan Stanley Capital Services LLC	USD	2,000	10/14/2020	2.370%	CPI	#	Maturity	(162,460)	—	(162,460)
Morgan Stanley Capital Services LLC	USD	13,000	05/23/2021	2.680%	CPI	#	Maturity	(1,946,002)	—	(1,946,002)
Morgan Stanley Capital Services LLC	USD	10,000	04/16/2023	2.690%	CPI	#	Maturity	(1,716,799)	—	(1,716,799)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	5,000	08/15/2026	2.885%	CPI	#	Maturity	$(1,508,804)	$—	$(1,508,804)

								$(94,684,772)	$—	$(94,684,772)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	11,075	10/09/2029	1.120%	SIFMA*		Quarterly/ Quarterly	$(544,813)	$—	$(544,813)
Citibank, NA	USD	11,075	10/09/2029	1.125%	SIFMA	*	Quarterly/ Quarterly	(550,539)	—	(550,539)

								$(1,095,352)	$—	$(1,095,352)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $24,433,597 or 2.7% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2020 and the aggregate market value of these securities amounted to $350,000 or 0.04% of net assets.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2020.

(e)	When-Issued or delayed delivery security.

(f)	Non-income producing security.

(g)	Defaulted.

(h)	Illiquid security.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

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PORTFOLIO OF INVESTMENTS (continued)

As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.8% and 0.2%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $951,246,943)	$967,054,316
Affiliated issuers (cost $4,817,728)	4,817,728
Cash	5,892
Cash collateral due from broker	44,453,683
Interest receivable	12,485,648
Receivable for investment securities sold	1,780,969
Receivable for capital stock sold	983,985
Unrealized appreciation on inflation swaps	122,137
Affiliated dividends receivable	870

Total assets	1,031,705,228

Liabilities
Unrealized depreciation on inflation swaps	94,806,909
Payable for investment securities purchased	11,106,045
Payable for capital stock redeemed	1,490,267
Market value on credit default swaps (net premiums received $445,207)	1,295,418
Unrealized depreciation on interest rate swaps	1,095,352
Advisory fee payable	320,154
Payable for variation margin on centrally cleared swaps	63,366
Distribution fee payable	59,765
Administrative fee payable	25,257
Transfer Agent fee payable	10,453
Directors’ fees payable	715
Accrued expenses	70,252

Total liabilities	110,343,953

Net Assets	$921,361,275

Composition of Net Assets
Capital stock, at par	$96,334
Additional paid-in capital	1,019,871,796
Accumulated loss	(98,606,855)

$921,361,275

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$80,833,874	8,422,705	$9.60	*

C	$6,934,469	723,278	$9.59

Advisor	$169,410,405	17,642,903	$9.60

1	$445,796,636	46,688,406	$9.55

2	$218,385,891	22,856,801	$9.55

*	The maximum offering price per share for Class A shares was $9.90 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (unaudited)

Investment Income
Interest	$15,281,334
Dividends—Affiliated issuers	215,654	$15,496,988

Expenses
Advisory fee (see Note B)	2,554,417
Distribution fee—Class A	98,227
Distribution fee—Class C	36,886
Distribution fee—Class 1	246,183
Transfer agency—Class A	16,363
Transfer agency—Class C	1,570
Transfer agency—Advisor Class	43,283
Transfer agency—Class 1	12,043
Transfer agency—Class 2	5,710
Custodian	92,640
Registration fees	59,503
Audit and tax	42,742
Administrative	40,683
Printing	22,600
Legal	19,576
Directors’ fees	11,705
Miscellaneous	26,859

Total expenses	3,330,990
Less: expenses waived and reimbursed by the Adviser (see Note B)	(395,110)

Net expenses		2,935,880

Net investment income		12,561,108

Realized and Unrealized Loss on Investment Transactions
Net realized loss on:
Investment transactions		(572,597)
Swaps		(3,880,972)
Net change in unrealized appreciation/depreciation of:
Investments		(35,887,609)
Swaps		(30,353,828)

Net loss on investment transactions		(70,695,006)

Net Decrease in Net Assets from Operations		$(58,133,898)

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,561,108	$25,207,711
Net realized loss on investment transactions	(4,453,569)	(2,507,015)
Net change in unrealized appreciation/depreciation of investments	(66,241,437)	23,007,434

Net increase (decrease) in net assets from operations	(58,133,898)	45,708,130
Distributions to Shareholders
Class A	(880,382)	(1,289,741)
Class C	(54,305)	(137,912)
Advisor Class	(2,616,639)	(5,312,312)
Class 1	(6,005,134)	(12,623,500)
Class 2	(2,962,209)	(6,307,648)
Capital Stock Transactions
Net decrease	(12,722,716)	(43,748,072)

Total decrease	(83,375,283)	(23,711,055)
Net Assets
Beginning of period	1,004,736,558	1,028,447,613

End of period	$921,361,275	$1,004,736,558

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security

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NOTES TO FINANCIAL STATEMENTS (continued)

features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$944,377,151		$	– 0	–	$944,377,151
Short-Term Municipal Notes		– 0	–	156,799			– 0	–	156,799
Governments – Treasuries		– 0	–	20,892,969			– 0	–	20,892,969
Collateralized Mortgage Obligations		– 0	–	1,627,397			– 0	–	1,627,397
Investment Companies		4,817,728		– 0	–		– 0	–	4,817,728

Total Investments in Securities		4,817,728		967,054,316			– 0	–	971,872,044
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	556,504			– 0	–	556,504	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	5,275,427			– 0	–	5,275,427	(b)
Inflation (CPI) Swaps		– 0	–	122,137			– 0	–	122,137
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(3,675,264)			– 0	–	(3,675,264	)(b)
Credit Default Swaps		– 0	–	(1,295,418)			– 0	–	(1,295,418)
Inflation (CPI) Swaps		– 0	–	(94,806,909)			– 0	–	(94,806,909)
Interest Rate Swaps		– 0	–	(1,095,352)			– 0	–	(1,095,352)

Total		$4,817,728		$872,135,441		$	– 0	–	$876,953,169

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2021 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2020, such reimbursements/waivers amounted to $380,866.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2020, the reimbursement for such services amounted to $40,683.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $30,490 for the six months ended April 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $80,031 and $31 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2020, such waiver amounted to $14,244.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,714	$176,239	$175,135	$4,818	$216

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing

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NOTES TO FINANCIAL STATEMENTS (continued)

fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $428,885 and $1,798,509 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)...................	$123,787,912	$163,616,555
U.S. government securities......................	5,664,678	5,000

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$32,270,712
Gross unrealized depreciation	(110,937,007)

Net unrealized depreciation	$(78,666,295)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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NOTES TO FINANCIAL STATEMENTS (continued)

the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended April 30, 2020, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2020, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2020, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$5,831,931	*	Receivable/Payable for variation margin on centrally cleared swaps	$3,675,264	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,095,352

Interest rate contracts	Unrealized appreciation on inflation swaps	122,137		Unrealized depreciation on inflation swaps	94,806,909

Credit contracts				Market value on credit default swaps	1,295,418

Total		$5,954,068			$100,872,943

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$(3,946,899)	$(29,392,737)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	65,927	(961,091)

Total		$(3,880,972)	$(30,353,828)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2020:

Interest Rate Swaps:
Average notional amount	$22,150,000
Inflation Swaps:
Average notional amount	$834,628,286
Centrally Cleared Interest Rate Swaps:
Average notional amount	$125,574,286
Centrally Cleared Inflation Swaps:
Average notional amount	$96,495,714
Credit Default Swaps:
Average notional amount of sale contracts	$3,985,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA		Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$76,215		$(76,215)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	45,922		(45,922)			– 0	–		– 0	–		– 0	–

Total	$122,137	^	$(122,137	)^	$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA		Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$3,931,252		$(76,215)			$(3,112,000)			$(743,037)		$	– 0	–
Barclays Bank PLC	23,966,042		– 0	–		– 0	–		(23,966,042)			– 0	–
Citibank, NA	30,571,046		(45,922)			(14,610,000)			(15,915,124)			– 0	–
Citigroup Global Markets, Inc.	216,831		– 0	–		– 0	–		– 0	–		216,831

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA		Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*		Net Amount of Derivative Liabilities
Credit Suisse International	$803,892		$	– 0	–	$(336,000)	$(328,864)		$139,028
Deutsche Bank AG	4,439,152			– 0	–	(3,189,717)	(1,249,435)		– 0	–
Goldman Sachs International	274,695			– 0	–	(274,695)	– 0	–	– 0	–
JPMorgan Chase Bank, NA	27,660,704			– 0	–	(12,902,000)	(14,758,704)		– 0	–
Morgan Stanley Capital Services LLC	5,334,065			– 0	–	(2,408,000)	(2,926,065)		– 0	–

Total	$97,197,679	^		$(122,137	)^	$(36,832,412)^	$(59,887,271	)^	$355,859	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class A
Shares sold	5,195,409	1,771,451	$53,388,683	$18,033,736

Shares issued in reinvestment of dividends	57,612	86,462	587,396	879,985

Shares converted from Class C	37,168	133,994	370,832	1,380,472

Shares redeemed	(2,174,008)	(4,179,787)	(21,048,064)	(42,207,147)

Net increase (decrease)	3,116,181	(2,187,880)	$33,298,847	$(21,912,954)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class C
Shares sold	68,903	177,607	$697,439	$1,807,733

Shares issued in reinvestment of dividends	4,318	10,536	44,010	107,230

Shares converted to Class A	(37,225)	(134,210)	(370,832)	(1,380,472)

Shares redeemed	(67,534)	(366,478)	(687,043)	(3,715,959)

Net decrease	(31,538)	(312,545)	$(316,426)	$(3,181,468)

Advisor Class
Shares sold	6,992,065	9,621,301	$71,818,763	$98,239,600

Shares issued in reinvestment of dividends	190,100	371,721	1,943,613	3,789,340

Shares redeemed	(9,611,587)	(12,466,466)	(93,134,157)	(126,710,398)

Net decrease	(2,429,422)	(2,473,444)	$(19,371,781)	$(24,681,458)

Class 1
Shares sold	3,265,917	7,527,585	$33,050,912	$76,245,783

Shares issued in reinvestment of dividends	453,289	996,866	4,605,617	10,112,533

Shares redeemed	(6,007,432)	(8,166,935)	(58,956,967)	(82,786,584)

Net increase (decrease)	(2,288,226)	357,516	$(21,300,438)	$3,571,732

Class 2
Shares sold	1,560,608	3,121,484	$15,575,638	$31,553,791

Shares issued in reinvestment of dividends	212,950	483,312	2,164,416	4,906,067

Shares redeemed	(2,298,692)	(3,357,173)	(22,772,972)	(34,003,782)

Net increase (decrease)	(525,134)	247,623	$(5,032,918)	$2,456,076

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions

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NOTES TO FINANCIAL STATEMENTS (continued)

affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Recent tax law changes could have a material impact on the value of municipal securities. In addition, Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

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NOTES TO FINANCIAL STATEMENTS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$927,242	$619,937

Total taxable distributions	927,242	619,937
Tax-exempt distributions	24,743,871	22,001,837

Total distributions paid	$25,671,113	$22,621,774

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(15,290,384	)(a)
Unrealized appreciation/(depreciation)	(12,663,904	)(b)

Total accumulated earnings/(deficit)	$(27,954,288)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $15,290,384.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund had a net short-term capital loss carryforward of $2,798,319 and a net long-term capital loss carryforward of $12,492,065 which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.24	$ 10.02	$ 10.28	$ 10.29	$ 10.14	$ 10.48

Income From Investment Operations

Net investment income(a)(b)	.11	.24	.22	.19	.18	.15

Net realized and unrealized gain (loss) on investment transactions	(.64)	.21	(.26)	(.01)	.16	(.34)

Net increase (decrease) in net asset value from operations	(.53)	.45	(.04)	.18	.34	(.19)

Less: Dividends

Dividends from net investment income	(.11)	(.23)	(.22)	(.19)	(.19)	(.15)

Net asset value, end of period	$ 9.60	$ 10.24	$ 10.02	$ 10.28	$ 10.29	$ 10.14

Total Return

Total investment return based on net asset value(c)	(5.20)%	4.58%	(.42)%	1.75%	3.38%	(1.83)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$80,834	$54,316	$75,127	$58,270	$37,345	$41,122

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75%^	.75%	.75%	.75%	.75%	.76%

Expenses, before waivers/reimbursements	.86%^	.86%	.86%	.86%	.86%	.87%

Net investment income(b)	2.29%^	2.32%	2.13%	1.90%	1.78%	1.49%

Portfolio turnover rate	12%	12%	15%	9%	9%	17%

See footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.22	$ 10.01	$ 10.26	$ 10.27	$ 10.12	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.08	.16	.14	.12	.10	.08

Net realized and unrealized gain (loss) on investment transactions	(.64)	.20	(.25)	(.02)	.16	(.35)

Net increase (decrease) in net asset value from operations	(.56)	.36	(.11)	.10	.26	(.27)

Less: Dividends

Dividends from net investment income	(.07)	(.15)	(.14)	(.11)	(.11)	(.07)

Net asset value, end of period	$ 9.59	$10.22	$ 10.01	$ 10.26	$ 10.27	$ 10.12

Total Return

Total investment return based on net asset value(c)	(5.48)%	3.63%	(1.09)%	.99%	2.61%	(2.56)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,934	$7,717	$10,681	$12,693	$10,805	$13,154

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50%^	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements	1.60%^	1.61%	1.61%	1.61%	1.61%	1.61%

Net investment income(b)	1.53%^	1.57%	1.37%	1.15%	1.03%	.75%

Portfolio turnover rate	12%	12%	15%	9%	9%	17%

See footnote summary on page 66.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 63

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.24	$ 10.03	$ 10.29	$ 10.30	$ 10.14	$ 10.48

Income From Investment Operations

Net investment income(a)(b)	.13	.26	.24	.22	.21	.18

Net realized and unrealized gain (loss) on investment transactions	(.64)	.21	(.26)	(.02)	.17	(.34)

Net increase (decrease) in net asset value from operations	(.51)	.47	(.02)	.20	.38	(.16)

Less: Dividends

Dividends from net investment income	(.13)	(.26)	(.24)	(.21)	(.22)	(.18)

Net asset value, end of period	$ 9.60	$ 10.24	$ 10.03	$ 10.29	$ 10.30	$ 10.14

Total Return

Total investment return based on net asset value(c)	(5.09)%	4.76%	(.17)%	2.00%	3.74%	(1.56)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$169,410	$205,541	$226,145	$199,635	$152,275	$171,789

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.60%^	.61%	.61%	.61%	.61%	.61%

Net investment income(b)	2.53%^	2.57%	2.37%	2.15%	2.03%	1.76%

Portfolio turnover rate	12%	12%	15%	9%	9%	17%

See footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.19	$ 9.98	$ 10.25	$ 10.26	$ 10.11	$ 10.45

Income From Investment Operations

Net investment income(a)(b)	.12	.25	.23	.21	.20	.17

Net realized and unrealized gain (loss) on investment transactions	(.64)	.22	(.26)	(.01)	.16	(.34)

Net increase (decrease) in net asset value from operations	(.52)	.47	(.03)	.20	.36	(.17)

Less: Dividends

Dividends from net investment income	(.12)	(.26)	(.24)	(.21)	(.21)	(.17)

Net asset value, end of period	$ 9.55	$ 10.19	$ 9.98	$ 10.25	$ 10.26	$ 10.11

Total Return

Total investment return based on net asset value(c)	(5.14)%	4.72%	(.32)%	1.94%	3.58%	(1.62)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$445,797	$498,857	$485,386	$424,291	$333,311	$386,448

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60%^	.60%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements	.67%^	.67%	.67%	.67%	.68%	.67%

Net investment income(b)	2.43%^	2.47%	2.27%	2.05%	1.93%	1.66%

Portfolio turnover rate	12%	12%	15%	9%	9%	17%

See footnote summary on page 66.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 65

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.19	$ 9.99	$ 10.25	$ 10.26	$ 10.12	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.13	.26	.24	.22	.21	.18

Net realized and unrealized gain (loss) on investment transactions	(.64)	.21	(.25)	(.01)	.15	(.34)

Net increase (decrease) in net asset value from operations	(.51)	.47	(.01)	.21	.36	(.16)

Less: Dividends

Dividends from net investment income	(.13)	(.27)	(.25)	(.22)	(.22)	(.18)

Net asset value, end of period	$ 9.55	$ 10.19	$ 9.99	$ 10.25	$ 10.26	$ 10.12

Total Return

Total investment return based on net asset value(c)	(5.10)%	4.73%	(.12)%	2.04%	3.58%	(1.52)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$218,386	$238,306	$231,109	$213,880	$170,155	$176,066

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.57%^	.57%	.57%	.57%	.58%	.57%

Net investment income(b)	2.53%^	2.57%	2.37%	2.14%	2.03%	1.76%

Portfolio turnover rate.	12%	12%	15%	9%	9%	17%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

66 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. “Guy” Davidson III(2),^ Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 67

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

68 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 69

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

70 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 71

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

72 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 73

NOTES

74 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 75

NOTES

76 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0152-0420

APR    04.30.20

SEMI-ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 15, 2020

This report provides management’s discussion of fund performance for AB Short Duration Income Portfolio for the semi-annual reporting period ended April 30, 2020.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB SHORT DURATION INCOME PORTFOLIO

Class A Shares	-5.63%	-2.32%

Class C Shares	-4.48%	-1.61%

Advisor Class Shares[1]	-4.27%	-0.82%

Bloomberg Barclays 1-5 Year US Government/Credit Index	3.21%	6.28%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-5 Year US Government/Credit Index, for the six- and 12-month periods ended April 30, 2020.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Sector selection was the primary detractor, relative to the benchmark, due to exposure in commercial mortgage-backed securities (“CMBS”), agency risk-sharing transactions and high-yield credit default swaps, which was partially offset by gains in exposure to investment-grade corporate bonds and mortgage pass-through securities. Security selection in high-yield and investment-grade bonds contributed. Country, yield-curve and currency decisions did not have a meaningful impact on performance during the period.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Sector exposure in CMBS, agency risk-sharing transactions and high-yield credit default swaps detracted most, although exposure to mortgage pass-through securities and investment-grade corporate bonds partially offset these losses. Currency decisions, mostly in the Brazilian real, Mexican peso and Australian dollar were a minor detractor, partially offset by gains in the Egyptian pound, Swiss franc and euro. Country and yield-curve positioning in the US, Brazil,

2 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

Canada and Peru contributed to returns, which more than offset exposure to the eurozone. Security selection in high-yield and investment-grade bonds also contributed to performance.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used both to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. The utilization of government-agency-related To Be Announced mortgage short-term positions was a significant contributor to the Fund’s turnover rate of 174%.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2020. The UK’s exit from the European Union and a US-China trade truce in January led markets higher until investor sentiment turned decidedly negative in March due to the spread of COVID-19. The US Federal Reserve (the “Fed”) initiated several measures during the period to provide liquidity in short-term repurchase agreements and US Treasuries. Investor uncertainty led to an unprecedented flight to quality as credit spreads on risk assets quickly widened to levels not seen since the 2008–2009 global financial crisis. Markets began to recover in April as governments and central banks initiated over $9 trillion of monetary and fiscal stimulus measures to combat the economic fallout from the virus and governments began to relax social distancing and stay-at-home guidelines.

The Fed lowered interest rates 150 basis points to zero, and most other major central banks followed suit with substantial rate cuts. Longer maturity and higher quality developed-market treasury returns were the best performers, along with investment-grade US corporate bonds that rallied in April on the back of record new issuance. High-yield corporate bond returns were negative as investors retreated from risk assets. Securitized asset results were mixed. Emerging-market returns fell as sharply lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, primarily in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the nonsecuritized component of the Bloomberg Barclays US Aggregate Index. It includes investment-grade, US dollar-denominated, fixed-rate Treasuries, and government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			0.54%

1 Year	-2.32%	-6.45%

Since Inception[2]	0.76%	-2.33%

CLASS C SHARES			-0.10%

1 Year	-1.61%	-2.55%

Since Inception[2]	1.07%	1.07%

ADVISOR CLASS SHARES[3]			0.86%

1 Year	-0.82%	-0.82%

Since Inception[2]	1.93%	1.93%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.18%, 4.02% and 2.99% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.65%, 1.45% and 0.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2021. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2020.

2	Inception date: 12/12/2018.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.48%

Since Inception[1]	-2.90%

CLASS C SHARES

1 Year	-2.67%

Since Inception[1]	0.68%

ADVISOR CLASS SHARES[2]

1 Year	-0.84%

Since Inception[1]	1.61%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$943.70	$3.48	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%
Class C
Actual	$1,000	$955.20	$7.34	1.51%
Hypothetical**	$1,000	$1,017.35	$7.57	1.51%
Advisor Class
Actual	$1,000	$957.30	$2.68	0.55%
Hypothetical**	$1,000	$1,022.13	$2.77	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $34.4

1

All data are as of April 30, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following security types: Emerging Markets–Corporate Bonds, Emerging Markets–Sovereigns and Quasi-Sovereigns.

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PORTFOLIO OF INVESTMENTS

April 30, 2020 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 44.9%
Indonesia – 0.3%
Indonesia Treasury Bond Series FR56 8.375%, 09/15/2026	IDR	227,000	$15,730
Series FR77 8.125%, 05/15/2024		168,000	11,661
Series FR78 8.25%, 05/15/2029		916,000	62,604

			89,995

Ireland – 0.9%
Ireland Government Bond 3.40%, 03/18/2024(a)	EUR	235	295,270

Mexico – 0.5%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	3,550	158,114

Peru – 0.9%
Peru Government Bond 5.70%, 08/12/2024	PEN	950	323,104

United States – 42.3%
U.S. Treasury Bonds 6.125%, 11/15/2027(b)	U.S.$	1,601	2,264,197
U.S. Treasury Notes 1.125%, 02/28/2022		1,424	1,447,522
1.625%, 10/31/2026-08/15/2029		1,830	1,970,348
2.00%, 05/31/2024		2,955	3,156,309
2.875%, 08/15/2028(b)		435	515,154
3.125%, 11/15/2028		4,298	5,204,488

			14,558,018

Total Governments – Treasuries (cost $14,464,206)			15,424,501

MORTGAGE PASS-THROUGHS – 28.8%
Agency Fixed Rate 30-Year – 28.8%
Government National Mortgage Association Series 2019 3.00%, 05/01/2050, TBA		652	694,350
Uniform Mortgage-Backed Security Series 2018 4.50%, 05/01/2050, TBA		656	706,753
Series 2019 3.00%, 05/01/2050, TBA		381	401,755
3.50%, 05/01/2050, TBA		7,306	7,719,556

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 05/01/2050, TBA	U.S.$	349	$379,096

Total Mortgage Pass-Throughs (cost $9,919,313)			9,901,510

COLLATERALIZED MORTGAGE OBLIGATIONS – 15.4%
Risk Share Floating Rate – 14.3%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 2.237% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(c)		150	129,917
Series 2019-1A, Class M2 3.187% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(c)		152	112,914
Series 2019-3A, Class M1B 2.087% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		150	130,464
Series 2019-4A, Class M2 3.337% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(c)		150	104,409
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 2.787% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		25	22,567
Series 2019-R03, Class 1M2 2.637% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		38	34,222
Series 2019-R05, Class 1M2 2.487% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		33	29,833
Series 2019-R06, Class 2M2 2.587% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		50	42,282
Series 2020-R02, Class 2M1 1.237% (LIBOR 1 Month + 0.75%), 01/25/2040(a)(c)		49	47,697
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.537% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		14	12,320
Series 2019-DNA4, Class M2 2.897% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		34	28,822
Series 2019-HQA1, Class M2 2.837% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(c)		18	16,370

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-DNA1, Class M2 2.187% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(c)	U.S.$	145	$110,056
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN4, Class M3 5.497% (LIBOR 1 Month + 4.55%), 10/25/2024(c)		217	178,828
Series 2017-DNA1, Class M2 4.197% (LIBOR 1 Month + 3.25%), 07/25/2029(c)		250	238,231
Series 2017-DNA2, Class M2 3.937% (LIBOR 1 Month + 3.45%), 10/25/2029(c)		400	383,585
Series 2018-DNA1, Class M2 2.287% (LIBOR 1 Month + 1.80%), 07/25/2030(c)		88	75,756
Series 2018-HQA1, Class M2 2.787% (LIBOR 1 Month + 2.30%), 09/25/2030(c)		133	116,835
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.387% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		251	197,235
Series 2015-C02, Class 1M2 4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		64	51,761
Series 2015-C02, Class 2M2 4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		50	42,918
Series 2015-C03, Class 1M2 5.487% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		80	59,126
Series 2015-C04, Class 2M2 6.037% (LIBOR 1 Month + 5.55%), 04/25/2028(c)		5	4,945
Series 2016-C01, Class 1M2 7.237% (LIBOR 1 Month + 6.75%), 08/25/2028(c)		24	24,264
Series 2016-C04, Class 1M2 4.737% (LIBOR 1 Month + 4.25%), 01/25/2029(c)		362	355,157
Series 2016-C05, Class 2M2 4.937% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		171	168,323

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C02, Class 2B1 5.987% (LIBOR 1 Month + 5.50%), 09/25/2029(c)	U.S.$	24	$17,140
Series 2017-C02, Class 2M2 4.137% (LIBOR 1 Month + 3.65%), 09/25/2029(c)		465	439,390
Series 2017-C04, Class 2M2 3.337% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		73	66,881
Series 2017-C05, Class 1M2 2.687% (LIBOR 1 Month + 2.20%), 01/25/2030(c)		69	64,275
Series 2017-C07, Class 2M2 2.987% (LIBOR 1 Month + 2.50%), 05/25/2030(c)		151	131,824
Series 2018-C04, Class 2M2 3.037% (LIBOR 1 Month + 2.55%), 12/25/2030(c)		137	118,634
Home Re Ltd. Series 2018-1, Class M1 2.087% (LIBOR 1 Month + 1.60%), 10/25/2028(a)(c)		60	57,214
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.387% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(c)		160	153,437
Series 2019-1, Class M2 3.387% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(c)		150	128,413
Series 2020-1, Class M1A 1.437% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		150	144,032
Series 2020-1, Class M1B 1.937% (LIBOR 1 Month + 1.45%), 02/25/2030(a)(c)		150	133,346
Series 2020-1, Class M1C 2.237% (LIBOR 1 Month + 1.75%), 02/25/2030(a)(c)		150	125,429
Oaktown Re II Ltd. Series 2018-1A, Class M1 2.037% (LIBOR 1 Month + 1.55%), 07/25/2028(a)(c)		49	47,537
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.437% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		150	137,368

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.138% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(d)	U.S.$	81	$61,792
Radnor Re Ltd. Series 2019-1, Class M1B 2.437% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		122	112,680
Series 2019-2, Class M1B 2.237% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		305	266,931

			4,925,160

Agency Fixed Rate – 0.6%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(e)		141	30,240
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(e)		464	25,064
Series 2016-26, Class IO 5.00%, 05/25/2046(e)		319	57,639
Series 2016-31, Class IO 5.00%, 06/25/2046(e)		401	66,726
Series 2016-64, Class BI 5.00%, 09/25/2046(e)		52	9,183

			188,852

Agency Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 5.286% (6.10% – LIBOR 1 Month), 08/15/2044(c)(f)		196	38,209
Series 4906, Class SA 5.236% (6.05% – LIBOR 1 Month), 09/25/2049(c)(f)		190	36,907
Federal National Mortgage Association REMICs Series 2010-129, Class PS 6.213% (6.70% – LIBOR 1 Month), 11/25/2038(c)(f)		297	8,572
Series 2012-17, Class ES 6.063% (6.55% – LIBOR 1 Month), 03/25/2041(c)(f)		168	23,913
Series 2012-17, Class SE 5.463% (5.95% – LIBOR 1 Month), 03/25/2042(c)(f)		100	25,433

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-25, Class SA 5.563% (6.05% – LIBOR 1 Month), 06/25/2049(c)(f)	U.S.$	88	$18,270
Series 2019-42, Class SQ 5.563% (6.05% – LIBOR 1 Month), 08/25/2049(c)(f)		114	17,628

			168,932

Total Collateralized Mortgage Obligations (cost $6,005,228)			5,282,944

CORPORATES – INVESTMENT GRADE – 11.6%
Industrial – 6.3%
Capital Goods – 0.1%
General Electric Co. 3.45%, 05/01/2027		28	28,507

Communications - Media – 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 07/23/2022		130	136,967
Fox Corp. 3.05%, 04/07/2025		3	3,183
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030		39	40,391
ViacomCBS, Inc. 3.70%, 08/15/2024		26	26,437
4.75%, 05/15/2025		113	120,905

			327,883

Consumer Cyclical - Automotive – 1.1%
BMW US Capital LLC 3.90%, 04/09/2025(a)		86	91,223
General Motors Financial Co., Inc. 3.25%, 01/05/2023		75	71,168
3.70%, 05/09/2023		84	80,533
Hyundai Capital America 5.875%, 04/07/2025(a)		121	128,847

			371,771

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 11.50%, 04/01/2023(a)		117	122,218

Consumer Cyclical - Other – 0.0%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		14	14,636

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.1%
McDonald’s Corp. 3.30%, 07/01/2025	U.S.$	48	$52,348

Consumer Cyclical - Retailers – 0.5%
Nordstrom, Inc. 8.75%, 05/15/2025(a)		5	5,342
Ross Stores, Inc. 4.60%, 04/15/2025		66	72,081
TJX Cos., Inc. (The) 3.50%, 04/15/2025		26	28,044
VF Corp. 2.40%, 04/23/2025		39	39,651
2.80%, 04/23/2027		23	23,593

			168,711

Consumer Non-Cyclical – 0.5%
BAT Capital Corp. 4.70%, 04/02/2027		32	35,283
Cigna Corp. 3.00%, 07/15/2023(a)		60	62,469
CVS Health Corp. 3.625%, 04/01/2027		25	27,332
Sysco Corp. 5.65%, 04/01/2025		25	28,034
Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026		32	32,109

			185,227

Energy – 1.1%
BP Capital Markets America, Inc. 3.194%, 04/06/2025		67	70,350
EOG Resources, Inc. 4.375%, 04/15/2030		21	23,381
Equinor ASA 2.875%, 04/06/2025		87	91,154
Marathon Petroleum Corp. 4.50%, 05/01/2023		112	112,202
ONEOK, Inc. 2.20%, 09/15/2025		17	14,728
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		13	11,972
4.65%, 10/15/2025		27	25,523
Shell International Finance BV 2.375%, 04/06/2025		32	33,016
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		5	4,685

			387,011

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.3%
Booking Holdings, Inc. 4.10%, 04/13/2025	U.S.$	31	$32,867
Expedia Group, Inc. 6.25%, 05/01/2025(a)		29	29,638
7.00%, 05/01/2025(a)		57	58,233

			120,738

Technology – 0.7%
Analog Devices, Inc. 2.95%, 04/01/2025		13	13,583
Broadcom, Inc. 4.70%, 04/15/2025(a)		59	65,029
Dell International LLC/EMC Corp. 5.85%, 07/15/2025(a)		10	10,886
KLA Corp. 4.65%, 11/01/2024		61	67,877
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		20	20,218
VMware, Inc. 4.50%, 05/15/2025		48	50,749

			228,342

Transportation - Airlines – 0.4%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		54	55,436
Southwest Airlines Co. 4.75%, 05/04/2023		35	34,749
5.25%, 05/04/2025		39	38,836

			129,021

Transportation - Services – 0.1%
FedEx Corp. 3.80%, 05/15/2025		21	22,515

			2,158,928

Financial Institutions – 5.2%
Banking – 4.7%
AIB Group PLC 4.75%, 10/12/2023(a)		200	206,962
Ally Financial, Inc. 5.80%, 05/01/2025		34	36,241
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		150	153,937
Banco Santander SA 2.706%, 06/27/2024		200	205,350
Bank of America Corp. 2.738%, 01/23/2022		33	33,244

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 3.106%, 04/08/2026	U.S.$	174	$182,194
Danske Bank A/S 5.375%, 01/12/2024(a)		200	215,264
Goldman Sachs Group, Inc. (The) 3.50%, 04/01/2025		16	17,061
ING Groep NV 6.875%, 04/16/2022(a)(g)		200	199,842
Morgan Stanley Series G 4.00%, 07/23/2025		125	137,653
Nationwide Building Society 3.622%, 04/26/2023(a)		200	205,160
State Street Corp. 2.901%, 03/30/2026(a)		12	12,749

			1,605,657

Finance – 0.1%
Synchrony Financial 4.50%, 07/23/2025		21	20,550

Insurance – 0.3%
Centene Corp. 4.75%, 01/15/2025(a)		40	41,211
Voya Financial, Inc. 5.65%, 05/15/2053		63	62,197

			103,408

REITS – 0.1%
Sabra Health Care LP 4.80%, 06/01/2024		11	10,688
Service Properties Trust 4.35%, 10/01/2024		37	31,044
4.75%, 10/01/2026		18	14,768

			56,500

			1,786,115

Utility – 0.1%
Electric – 0.1%
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		25	26,620

Total Corporates – Investment Grade (cost $3,788,278)			3,971,663

INFLATION-LINKED SECURITIES – 10.7%
United States – 10.7%
U.S. Treasury Inflation Index 0.125%, 01/15/2022-07/15/2024 (TIPS)		2,272	2,279,121

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

0.25%, 01/15/2025 (TIPS)	U.S.$	1,347	$1,380,497

Total Inflation-Linked Securities (cost $3,625,382)			3,659,618

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.0%
Non-Agency Fixed Rate CMBS – 6.6%
BAMLL Commercial Mortgage Securities Trust Series 2019-WBRK, Class D 3.652%, 03/10/2037(a)		100	86,282
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.506%, 05/15/2052(e)		998	70,046
Bbcms Mortgage Trust Series 2017-C1, Class XA 1.663%, 02/15/2050(e)		1,534	95,693
CD Mortgage Trust Series 2016-CD1, Class XA 1.536%, 08/10/2049(e)		1,786	92,252
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.862%, 05/10/2058(e)		96	5,914
Citigroup Commercial Mortgage Trust Series 2016-P3, Class XA 1.866%, 04/15/2049(e)		1,102	77,793
Series 2017-P7, Class XA 1.278%, 04/14/2050(e)		987	54,829
COMM Mortgage Trust Series 2012-CR5, Class C 4.463%, 12/10/2045(a)		100	92,283
Commercial Mortgage Trust Series 2014-CR16, Class D 5.092%, 04/10/2047(a)		100	77,840
Series 2015-CR27, Class XA 1.239%, 10/10/2048(e)		1,473	54,653
Series 2016-DC2, Class XA 1.155%, 02/10/2049(e)		3,177	137,022
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.912%, 04/15/2050(a)		100	69,687
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.839%, 01/10/2045(a)		85	55,714
Series 2013-GC13, Class D 4.219%, 07/10/2046(a)		100	79,633

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-GC22, Class D 4.847%, 06/10/2047(d)	U.S.$	40	$24,112
Series 2016-GS3, Class XA 1.37%, 10/10/2049(e)		1,515	79,586
Series 2017-GS5, Class XA 0.958%, 03/10/2050(e)		1,584	68,161
Series 2017-GS7, Class XA 1.275%, 08/10/2050(e)		3,436	200,216
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class E 4.827%, 10/15/2045(a)		100	51,593
Series 2012-LC9, Class G 4.565%, 12/15/2047(a)		100	69,596
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.859%, 08/15/2046(a)		75	58,488
Series 2014-C21, Class D 4.813%, 08/15/2047(a)		100	75,706
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.755%, 05/10/2045(a)		125	97,359
Series 2017-C1, Class XA 1.72%, 06/15/2050(e)		1,376	106,761
Series 2017-C2, Class XA 1.233%, 08/15/2050(e)		928	52,234
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.452%, 04/10/2046(a)		81	46,235
Wells Fargo Commercial Mortgage Trust Series 2016-C32, Class XA 1.427%, 01/15/2059(e)		938	49,212
Series 2016-LC24, Class XA 1.82%, 10/15/2049(e)		937	59,902
Series 2019-C52, Class XA 1.768%, 08/15/2052(e)		996	99,491
WFRBS Commercial Mortgage Trust Series 2011-C4, Class D 5.39%, 06/15/2044(a)		60	51,828
Series 2011-C4, Class E 5.39%, 06/15/2044(a)		25	15,189

			2,255,310

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 1.4%
BFLD Series 2019-DPLO, Class D 2.654% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(c)	U.S.$	59	$49,762
Series 2019-DPLO, Class E 3.054% (LIBOR 1 Month + 2.24%), 10/15/2034(c)(d)		10	8,178
CLNY Trust Series 2019-IKPR, Class D 2.839% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		120	87,802
Series 2019-IKPR, Class E 3.535% (LIBOR 1 Month + 2.72%), 11/15/2038(c)(d)		55	37,554
Great Wolf Trust Series 2019-WOLF, Class D 2.747% (LIBOR 1 Month + 1.93%), 12/15/2036(a)(c)		45	35,973
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.814% (LIBOR 1 Month + 4.00%), 05/15/2036(a)(c)		133	101,014
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class D 2.268% (LIBOR 1 Month + 1.45%), 07/15/2033(a)(c)		100	88,411
Starwood Retail Property Trust Series 2014-STAR, Class A 2.284% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		89	82,798

			491,492

Total Commercial Mortgage-Backed Securities (cost $3,174,434)			2,746,802

CORPORATES – NON-INVESTMENT GRADE – 4.6%
Industrial – 4.3%
Basic – 0.4%
Arconic Corp. 6.00%, 05/15/2025(a)		15	15,116
6.125%, 02/15/2028(a)		6	5,687
Cleveland-Cliffs, Inc. 9.875%, 10/17/2025(a)		35	34,475
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		18	19,210

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Graphic Packaging International LLC 4.75%, 07/15/2027(a)	U.S.$	6	$6,203
Hecla Mining Co. 7.25%, 02/15/2028		29	28,633
Kaiser Aluminum Corp. 6.50%, 05/01/2025(a)		11	11,195
Polyone Corp. 5.75%, 05/15/2025(a)		16	16,196

			136,715

Capital Goods – 0.4%
Bombardier, Inc. 7.50%, 12/01/2024-03/15/2025(a)		28	18,330
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		7	5,766
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		23	20,933
GFL Environmental, Inc. 5.125%, 12/15/2026(a)		2	2,080
7.00%, 06/01/2026(a)		7	7,368
SPX FLOW, Inc. 5.875%, 08/15/2026(a)		35	35,616
TransDigm, Inc. 8.00%, 12/15/2025(a)		35	36,418
Triumph Group, Inc. 5.25%, 06/01/2022		8	6,109

			132,620

Communications - Media – 0.2%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(a)		43	32,691
DISH DBS Corp. 5.00%, 03/15/2023		8	7,627
Meredith Corp. 6.875%, 02/01/2026		10	8,560
Univision Communications, Inc. 5.125%, 05/15/2023-02/15/2025(a)		6	5,459
9.50%, 05/01/2025(a)		16	16,294

			70,631

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings SA 9.50%, 09/30/2022(a)		34	37,748

Consumer Cyclical - Automotive – 0.6%
Adient US LLC 9.00%, 04/15/2025(a)		40	41,711

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ford Motor Co. 8.50%, 04/21/2023	U.S.$	90	$89,914
9.00%, 04/22/2025		27	26,286
Navistar International Corp. 9.50%, 05/01/2025(a)		15	15,739
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 05/15/2026(a)		3	3,017
8.50%, 05/15/2027(a)		8	6,777
Truck Hero, Inc. 8.50%, 04/21/2024(a)		5	4,148

			187,592

Consumer Cyclical - Entertainment – 0.4%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		87	87,000
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		20	19,944
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		21	21,886
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		11	11,275
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		12	8,065

			148,170

Consumer Cyclical - Other – 0.2%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		13	11,961
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		10	9,667
Hilton Domestic Operating Co., Inc. 5.375%, 05/01/2025(a)		7	6,994
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)		11	9,496
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		15	13,793

			51,911

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(a)		25	26,344
Yum! Brands, Inc. 7.75%, 04/01/2025(a)		41	44,765

			71,109

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(a)	U.S.$	6	$6,103
Rite Aid Corp. 7.50%, 07/01/2025(a)		15	14,769
Staples, Inc. 7.50%, 04/15/2026(a)		15	11,731

			32,603

Consumer Non-Cyclical – 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)		21	20,787
6.625%, 06/15/2024		20	20,581
Avantor, Inc. 9.00%, 10/01/2025(a)		10	10,857
CHS/Community Health Systems, Inc. 6.25%, 03/31/2023		8	7,518
6.625%, 02/15/2025(a)		11	10,184
LifePoint Health, Inc. 4.375%, 02/15/2027(a)		23	21,622
6.75%, 04/15/2025(a)		25	25,749
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		24	24,425
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		7	7,486
Tenet Healthcare Corp. 4.875%, 01/01/2026(a)		9	8,892
7.50%, 04/01/2025(a)		29	31,173
8.125%, 04/01/2022		7	7,057

			196,331

Energy – 0.5%
CITGO Petroleum Corp. 6.25%, 08/15/2022(a)		28	26,660
EnLink Midstream Partners LP 4.40%, 04/01/2024		5	3,141
EQT Corp. 7.00%, 02/01/2030		31	29,124
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/2028		15	12,792
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		15	5,649
Occidental Petroleum Corp. 2.70%, 02/15/2023		59	50,653

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Range Resources Corp. 5.00%, 03/15/2023	U.S.$	3	$2,680
Transocean, Inc. 8.00%, 02/01/2027(a)		23	9,150
Western Midstream Operating LP 3.95%, 06/01/2025		5	4,443
4.05%, 02/01/2030		20	18,250
4.75%, 08/15/2028		24	21,120

			183,662

Other Industrial – 0.0%
IAA, Inc. 5.50%, 06/15/2027(a)		5	4,996

Services – 0.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		24	24,822
APX Group, Inc. 6.75%, 02/15/2027(a)		30	25,800
Aramark Services, Inc. 6.375%, 05/01/2025(a)		42	43,677
Sabre GLBL, Inc. 9.25%, 04/15/2025(a)		18	19,007

			113,306

Technology – 0.3%
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		14	14,057
CommScope, Inc. 5.50%, 03/01/2024(a)		20	20,000
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(a)		36	37,445
NCR Corp. 8.125%, 04/15/2025(a)		18	19,085
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		2	1,965
8.25%, 02/01/2028(a)		2	1,967
Science Applications International Corp. 4.875%, 04/01/2028(a)		4	3,927

			98,446

Transportation - Services – 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(a)		2	1,162
XPO Logistics, Inc. 6.75%, 08/15/2024(a)		10	10,312

			11,474

			1,477,314

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.3%
Banking – 0.2%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)	U.S.$	20	$14,861
HSBC Finance Corp. 6.676%, 01/15/2021		61	61,693

			76,554

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 8.125%, 02/15/2024(a)		7	7,207
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/2022(a)(h)		9	7,548

			14,755

Other Finance – 0.0%
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(a)		8	7,753

			99,062

Utility – 0.0%
Electric – 0.0%
Calpine Corp. 5.125%, 03/15/2028(a)		8	7,800
Talen Energy Supply LLC 7.25%, 05/15/2027(a)		5	4,948

			12,748

Total Corporates – Non-Investment Grade (cost $1,625,797)			1,589,124

COLLATERALIZED LOAN OBLIGATIONS – 1.8%
CLO - Floating Rate – 1.8%
Ballyrock CLO Ltd. Series 2019-2A, Class A1A 3.148% (LIBOR 3 Month + 1.25%), 11/20/2030(a)(c)		250	244,107
Mariner CLO LLC Series 2015-1A, Class AR2 2.115% (LIBOR 3 Month + 0.98%), 04/20/2029(a)(c)		390	377,573

Total Collateralized Loan Obligations (cost $610,911)			621,680

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 1.6%
Canada – 1.6%
Canada Housing Trust No. 1 2.65%, 12/15/2028(a) (cost $562,144)	CAD	690	$563,783

ASSET-BACKED SECURITIES – 1.4%
Other ABS - Fixed Rate – 0.9%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 6.885%, 11/15/2044(d)	U.S.$	13	11,306
Series 2019-HP1, Class B 3.48%, 12/15/2026(a)		100	84,815
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		100	84,126
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		100	85,593
SoFi Consumer Loan Program Trust Series 2020-1, Class D 2.94%, 01/25/2029(a)		100	58,376

			324,216

Autos - Fixed Rate – 0.5%
Exeter Automobile Receivables Trust Series 2018-4A, Class E 5.38%, 07/15/2025(a)		115	110,251
Series 2019-1A, Class E 5.20%, 01/15/2026(a)		40	32,609
Series 2019-2A, Class E 4.68%, 05/15/2026(a)		15	12,539
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(a)		14	12,316

			167,715

Total Asset-Backed Securities (cost $601,135)			491,931

BANK LOANS – 1.0%
Industrial – 0.8%
Basic – 0.0%
Arconic Corporation 3.24% (LIBOR 1 Month + 2.75%), 03/25/2027(i)(j)		4	3,960

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
BWay Holding Company 4.561% (LIBOR 3 Month + 3.25%), 04/03/2024(j)	U.S.$	28	$23,835
Honeywell Technologies SARL (fka Garrett Motion Inc.) 3.77% (LIBOR 3 Month + 2.50%), 09/27/2025(i)(j)		23	19,451

			43,286

Communications - Media – 0.0%
Univision Communications Inc. 3.75% (LIBOR 1 Month + 2.75%), 03/15/2024(j)		10	8,618

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 4.22% (LIBOR 1 Month + 3.50%), 11/06/2024(j)		23	20,609

Consumer Cyclical - Other – 0.1%
Playtika Holding Corp. 7.072% (LIBOR 3 Month + 6.00%), 12/10/2024(j)		23	22,429

Consumer Cyclical - Retailers – 0.1%
PetSmart, Inc. 5.00% (LIBOR 3 Month + 4.00%), 03/11/2022(j)		21	20,564

Consumer Non-Cyclical – 0.1%
Chobani, LLC (Chobani Idaho, LLC) 4.50% (LIBOR 1 Month + 3.50%), 10/10/2023(j)		8	7,552
Froneri International Limited 5.75% (LIBOR 1 Month + 5.75%), 01/31/2028(i)(j)		8	7,351
U.S. Renal Care, Inc. 5.438% (LIBOR 1 Month + 5.00%), 06/26/2026(j)		28	26,267

			41,170

Energy – 0.0%
Chesapeake Energy Corporation 9.00% (LIBOR 2 Month + 8.00%), 06/24/2024(j)		15	5,300

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Rockwood Service Corporation 5.70% (LIBOR 3 Month + 4.25%), 01/23/2027(i)(j)	U.S.$	3	$2,874

Services – 0.1%
Amentum Government Services Holdings LLC 4.404% (LIBOR 1 Month + 4.00%), 01/29/2027(j)		3	2,858
Parexel International Corporation 3.154% (LIBOR 1 Month + 2.75%), 09/27/2024(j)		13	11,424
Team Health Holdings, Inc. 3.75% (LIBOR 1 Month + 2.75%), 02/06/2024(j)		20	14,505

			28,787

Technology – 0.2%
athenahealth, Inc. 5.284% (LIBOR 3 Month + 4.50%), 02/11/2026(i)(j)		19	17,388
Avaya Inc. 5.064% (LIBOR 1 Month + 4.25%), 12/15/2024(j)		18	15,889
Boxer Parent Company Inc. (fka BMC Software, Inc.) 4.654% (LIBOR 1 Month + 4.25%), 10/02/2025(j)		28	23,959
Pitney Bowes Inc. 5.91% (LIBOR 1 Month + 5.50%), 01/17/2025(j)		11	9,405
Presidio Holdings Inc. 4.27% (LIBOR 3 Month + 3.50%), 01/22/2027(j)		10	8,934
Solera, LLC (Solera Finance, Inc.) 4.363% (LIBOR 3 Month + 2.75%), 03/03/2023(j)		23	21,647

			97,222

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 04/29/2023(k)		10	9,946

			304,765

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(j)		24	22,336

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.200% (LIBOR 3 Month + 3.75%), 11/09/2026(j)	U.S.$	4	$3,953

			26,289

Financial Institutions – 0.1%
Finance – 0.1%
Ellie Mae, Inc. 5.20% (LIBOR 3 Month + 3.75%), 04/17/2026(j)		9	8,154
Jefferies Finance LLC 3.688% (LIBOR 1 Month + 3.25%), 06/03/2026(j)		8	7,062

			15,216

Insurance – 0.0%
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.989% (LIBOR 1 Month + 4.00%), 09/03/2026(j)		11	10,151

			25,367

Total Bank Loans (cost $397,601)			356,421

GOVERNMENTS – SOVEREIGN BONDS – 0.6%
United Arab Emirates – 0.6%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(a) (cost $198,422)		200	205,499

EMERGING MARKETS – TREASURIES – 0.3%
Brazil – 0.3%
Brazil Notas do Tesouro Nacional Serie F Series F 10.00%, 01/01/2023 (cost $129,032)	BRL	487	100,560

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Industrial – 0.2%
Energy – 0.2%
Petrobras Global Finance BV 8.75%, 05/23/2026 (cost $79,659)	U.S.$	65	72,280

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Mexico – 0.2%
Petroleos Mexicanos 5.95%, 01/28/2031(a)	U.S.$	53	$38,388
6.49%, 01/23/2027(a)		22	17,785

Total Quasi-Sovereigns (cost $75,916)			56,173

EMERGING MARKETS – SOVEREIGNS – 0.1%
Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(a)(l)(m)		16	2,520

Nigeria – 0.1%
Nigeria Government International Bond 5.625%, 06/27/2022		40	34,913

Total Emerging Markets – Sovereigns (cost $54,065)			37,433

		Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.35%(n)(o)(p) (cost $178,453)		178,453	178,453

		Principal Amount (000)
Governments – Treasuries – 0.0%
Egypt – 0.0%
Egypt Treasury Bills Series 273D Zero Coupon, 07/28/2020 (cost $12,280)	EGP	200	12,329

Total Short-Term Investments (cost $190,733)			190,782

Total Investments – 131.7% (cost $45,502,256)			45,272,704
Other assets less liabilities – (31.7)%			(10,901,622)

Net Assets – 100.0%			$34,371,082

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	2	June 2020	$250,968	$1,122

Sold Contracts
10 Yr Canadian Bond Futures	5	June 2020	536,621	(28,169)
10 Yr Mini Japan Government Bond Futures	3	June 2020	427,014	5,472
Euro-Bund Futures	1	June 2020	191,149	328
Euro-Schatz Futures	4	June 2020	492,233	632
Long Gilt Futures	1	June 2020	173,433	(3,994)
U.S. 10 Yr Ultra Futures	1	June 2020	157,031	(11,048)
U.S. T-Note 2 Yr (CBT) Futures	4	June 2020	881,719	(16,567)
U.S. T-Note 10 Yr (CBT) Futures	57	June 2020	7,926,563	(115,235)

				$(167,459)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	IDR	2,514,494	USD	166	05/05/2020	$(3,145)
Citibank, NA	USD	176	IDR	2,514,494	05/05/2020	(6,674)
Deutsche Bank AG	BRL	597	USD	119	05/05/2020	9,593
Deutsche Bank AG	USD	110	BRL	597	05/05/2020	(221)
Deutsche Bank AG	PEN	1,109	USD	314	05/13/2020	(14,463)
HSBC Bank USA	IDR	1,636,951	USD	108	05/05/2020	(2,047)
HSBC Bank USA	USD	113	IDR	1,636,951	05/05/2020	(3,041)
JPMorgan Chase Bank, NA	IDR	1,412,570	USD	93	05/05/2020	(1,767)
JPMorgan Chase Bank, NA	USD	90	IDR	1,412,570	05/05/2020	4,645
JPMorgan Chase Bank, NA	CAD	754	USD	526	05/22/2020	(16,069)
JPMorgan Chase Bank, NA	IDR	1,412,570	USD	88	07/23/2020	(3,421)
Standard Chartered Bank	IDR	5,564,014	USD	404	05/05/2020	29,489
Standard Chartered Bank	USD	367	IDR	5,564,014	05/05/2020	6,959
State Street Bank & Trust Co.	JPY	2,145	USD	20	06/05/2020	(291)
State Street Bank & Trust Co.	EUR	166	USD	179	06/10/2020	(2,267)
State Street Bank & Trust Co.	MXN	3,565	USD	145	06/19/2020	(1,919)
UBS AG	BRL	597	USD	110	05/05/2020	221
UBS AG	USD	106	BRL	597	05/05/2020	3,747
UBS AG	BRL	597	USD	106	06/02/2020	(3,715)

						$(4,386)

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00%	Quarterly	6.61%	USD	172	$9,429	$10,290	$(861)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	6.61	USD	143	7,532	8,367	(835)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	6.31	USD	67	3,237	2,570	667

Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	6.61	USD	5,268	(290,266)	57,291	(347,557)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	6.31	USD	133	(6,207)	(6,983)	776
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	6.31	USD	160	(7,729)	(8,644)	915
Ford Motor Company, 4.346%, 12/08/2026, 06/20/2024*	5.00	Quarterly	8.99	USD	40	(4,739)	4,653	(9,392)
iTraxx -Xover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	4.91	EUR	1,468	15,336	(19,928)	35,264

						$(273,407)	$47,616	$(321,023)

*	Termination date

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	670	05/24/2021	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	$(17,919)	$—	$(17,919)
CAD	680	05/22/2024	3 Month CDOR	1.985%	Semi-Annual/ Semi-Annual	24,610	—	24,610
USD	260	05/24/2024	2.206%	3 Month LIBOR	Semi-Annual/ Quarterly	(20,986)	—	(20,986)

						$(14,295)	$—	$(14,295)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	20.78%	USD	10	$(3,251)	$(2,697)	$(554)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	18	(5,853)	(4,496)	(1,357)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	19	(6,178)	(4,698)	(1,480)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	26	(8,455)	(6,429)	(2,026)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	24	(7,800)	(2,073)	(5,727)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	36	(11,700)	(3,094)	(8,606)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	53	(17,225)	(3,328)	(13,897)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	79	(25,675)	(4,925)	(20,750)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	6.85	USD	360	(50,820)	(11,542)	(39,278)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	555	(180,375)	(77,359)	(103,016)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	24	(7,800)	(2,063)	(5,737)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	300	(97,500)	(65,837)	(31,663)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	400	(130,000)	(50,383)	(79,617)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	12	(3,900)	(1,031)	(2,869)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	196	(100,954)	(38,755)	(62,199)

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	3	$(975)	$(185)	$(790)

						$(658,461)	$(278,895)	$(379,566)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1 Index TRI	3 Month LIBOR	Quarterly/ Maturity	USD	192	12/20/2020	$41,678

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2020
HSBC Bank USA†	0.13%	—	$1,202,870

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2020

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days		Greater than 90 Days		Total
Governments – Treasuries	$1,202,870	$	– 0 –	$	– 0 –	$	– 0 –	$1,202,870

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $8,580,553 or 25.0% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2020.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.41% of net assets as of April 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BFLD Series 2019-DPLO, Class E 3.054%, 10/15/2034	10/02/2019	$9,973	$8,178	0.02%

38 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CLNY Trust Series 2019-IKPR, Class E 3.535%, 11/15/2038	11/27/2019	$54,484	$37,554	0.11%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 6.885%, 11/15/2044	10/09/2019	12,584	11,306	0.03%
GS Mortgage Securities Trust Series 2014-GC22, Class D 4.847%, 06/10/2047	09/25/2019	39,244	24,112	0.07%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 3.138%, 10/27/2022	10/11/2019	81,155	61,792	0.18%

(e)	IO – Interest Only.

(f)	Inverse interest only security.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2020.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2020.

(k)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.

(l)	Non-income producing security.

(m)	Defaulted.

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EGP – Egyptian Pound

EUR – Euro

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

PEN – Peruvian Sol

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 39

STATEMENT OF ASSETS & LIABILITIES

April 30, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $45,323,803)	$45,094,251
Affiliated issuers (cost $178,453)	178,453
Cash	3,041
Cash collateral due from broker	902,162
Foreign currencies, at value (cost $65,683)	65,490
Unaffiliated interest and dividends receivable	253,277
Unrealized appreciation on forward currency exchange contracts	54,654
Unrealized appreciation on total return swaps	41,678
Receivable due from Adviser	15,753
Receivable for newly entered credit default swaps	13,917
Receivable for investment securities sold	7,263
Affiliated dividends receivable	75

Total assets	46,630,014

Liabilities
Payable for investment securities purchased	10,177,290
Payable for reverse repurchase agreements	1,202,870
Market value on credit default swaps (net premiums received $278,895)	658,461
Dividends payable	87,014
Unrealized depreciation on forward currency exchange contracts	59,040
Payable for variation margin on centrally cleared swaps	17,974
Payable for newly entered credit default swaps	16,822
Payable for capital stock redeemed	15,186
Payable for variation margin on futures	8,649
Directors’ fees payable	4,855
Transfer Agent fee payable	907
Distribution fee payable	371
Accrued expenses and other liabilities	9,493

Total liabilities	12,258,932

Net Assets	$34,371,082

Composition of Net Assets
Capital stock, at par	$3,589
Additional paid-in capital	36,001,651
Accumulated loss	(1,634,158)

$34,371,082

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$156,243	16,550	$9.44	*

C	$423,396	44,182	$9.58

Advisor	$33,791,443	3,528,215	$9.58

*	The maximum offering price per share for Class A shares was $9.86 which reflects a sales charge of 4.25%.

See notes to financial statements.

40 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $1,845)	$166,875
Dividends—Affiliated issuers	1,758	$168,633

Expenses
Advisory fee (see Note B)	41,083
Distribution fee—Class A	50
Distribution fee—Class C	543
Transfer agency—Class A	16
Transfer agency—Class C	34
Transfer agency—Advisor Class	8,683
Custodian	49,927
Administrative	36,348
Audit and tax	26,749
Registration fees	19,523
Legal	18,709
Directors’ fees	11,276
Printing	7,459
Amortization of offering expenses	7,032
Miscellaneous	3,710

Total expenses before interest expense	231,142
Interest expense	12,092

Total expenses	243,234
Less: expenses waived and reimbursed by the Adviser (see Note B)	(177,880)

Net expenses		65,354

Net investment income		103,279

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		369,432
Forward currency exchange contracts		34,331
Futures		(343,188)
Swaps		(278,174)
Foreign currency transactions		44,483
Net change in unrealized appreciation/depreciation of:
Investments(b)		(503,548)
Securities sold short		(377)
Forward currency exchange contracts		5,876
Futures		(180,324)
Swaps		(741,434)
Foreign currency denominated assets and liabilities		(1,266)

Net loss on investment and foreign currency transactions		(1,594,189)

Net Decrease in Net Assets from Operations		$(1,490,910)

(a)	Net of foreign capital gains taxes of $3,276.

(b)	Net of decrease in accrued foreign capital gains taxes of $1,099.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 41

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (unaudited)	December 12, 2018(a) to October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$103,279	$448,633
Net realized gain (loss) on investment and foreign currency transactions	(173,116)	271,185
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,421,073)	345,304

Net increase (decrease) in net assets from operations	(1,490,910)	1,065,122
Distributions to Shareholders
Class A	(1,090)	(349)
Class C	(1,816)	(277)
Advisor Class	(667,492)	(546,416)
Capital Stock Transactions
Net increase	21,014,310	15,000,000

Total increase	18,853,002	15,518,080
Net Assets
Beginning of period	15,518,080	– 0	–

End of period	$34,371,082	$15,518,080

(a)	Commencement of operations.

See notes to financial statements.

42 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on December 12, 2018. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pric-

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ing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$15,424,501		$	– 0	–	$15,424,501
Mortgage Pass-Throughs		– 0	–	9,901,510			– 0	–	9,901,510
Collateralized Mortgage Obligations		– 0	–	5,282,944			– 0	–	5,282,944
Corporates – Investment Grade		– 0	–	3,971,663			– 0	–	3,971,663
Inflation-Linked Securities		– 0	–	3,659,618			– 0	–	3,659,618
Commercial Mortgage-Backed Securities		– 0	–	2,746,802			– 0	–	2,746,802
Corporates – Non-Investment Grade		– 0	–	1,589,124			– 0	–	1,589,124
Collateralized Loan Obligations		– 0	–	621,680			– 0	–	621,680
Governments – Sovereign Agencies		– 0	–	563,783			– 0	–	563,783
Asset-Backed Securities		– 0	–	491,931			– 0	–	491,931
Bank Loans		– 0	–	305,397			51,024		356,421
Governments – Sovereign Bonds		– 0	–	205,499			– 0	–	205,499
Emerging Markets – Treasuries		– 0	–	100,560			– 0	–	100,560
Emerging Markets – Corporate Bonds		– 0	–	72,280			– 0	–	72,280
Quasi-Sovereigns		– 0	–	56,173			– 0	–	56,173
Emerging Markets – Sovereigns		– 0	–	37,433			– 0	–	37,433
Short-Term Investments:
Investment Companies		178,453		– 0	–		– 0	–	178,453
Governments – Treasuries		– 0	–	12,329			– 0	–	12,329

Total Investments in Securities		178,453		45,043,227			51,024		45,272,704

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(a):
Assets:
Futures	$7,554		$	– 0	–	$	– 0	–	$7,554	(b)
Forward Currency Exchange Contracts	– 0	–		54,654			– 0	–	54,654
Centrally Cleared Credit Default Swaps	– 0	–		35,534			– 0	–	35,534	(b)
Centrally Cleared Interest Rate Swaps	– 0	–		24,610			– 0	–	24,610	(b)
Total Return Swaps	– 0	–		41,678			– 0	–	41,678
Liabilities:
Futures	(175,013)			– 0	–		– 0	–	(175,013	)(b)
Forward Currency Exchange Contracts	– 0	–		(59,040)			– 0	–	(59,040)
Centrally Cleared Credit Default Swaps	– 0	–		(308,941)			– 0	–	(308,941	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–		(38,905)			– 0	–	(38,905	)(b)
Credit Default Swaps	– 0	–		(658,461)			– 0	–	(658,461)
Reverse Repurchase Agreements	(1,202,870)			– 0	–		– 0	–	(1,202,870)

Total	$(1,191,876)			$44,134,356			$51,024		$42,993,504

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a

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component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Offering Expenses

Offering expenses of $61,122 were deferred and amortized on a straight line basis over a one year period starting from December 12, 2018 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended April 30, 2020, such reimbursement/waivers amounted to $141,378. The Expense Caps may not be terminated by the Adviser before January 31, 2021. Any fees waived and expenses borne by the Adviser through January 20, 2021 may be reimbursed by Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $265,740 and $141,378 for the year ended October 31, 2019 and the period ended April 30, 2020, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2020, the Adviser voluntarily agreed to waive such fees in the amount of $36,348.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency

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Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,569 for the six months ended April 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2020, such waiver amounted to $154.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$57	$22,372	$22,251	$178	$2

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently dur-

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ing the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were as follows:

	Purchases	Sales	Securities Sold Short			Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$10,316,821	$2,592,302	$	– 0	–	$	– 0	–
U.S. government securities	71,099,703	52,423,024		– 0	–		781,924

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,514,139
Gross unrealized depreciation	(2,588,742)

Net unrealized depreciation	$(1,074,603)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis,

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with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates

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rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typi-

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cally may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$7,554	*	Receivable/Payable for variation margin on futures	$175,013	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	37,622	*	Receivable/Payable for variation margin on centrally cleared swaps	358,645	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	24,610	*	Receivable/Payable for variation margin on centrally cleared swaps	38,905	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	54,654		Unrealized depreciation on forward currency exchange contracts	59,040

Credit contracts				Market value on credit default swaps	658,461

Credit contracts	Unrealized appreciation on total return swaps	41,678

Total		$166,118			$1,290,064

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(343,188)	$(180,324)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	34,331	5,876

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,773)	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(570)	1,612

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(277,604)	(743,046)

Total		$(590,804)	$(915,882)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2020:

Futures:
Average notional amount of buy contracts	$600,499	(a)
Average notional amount of sale contracts	$8,012,437
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$687,272
Average principal amount of sale contracts	$2,973,925
Purchased Swaptions:
Average notional amount	$760,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,436,291
Credit Default Swaps:
Average notional amount of sale contracts	$1,406,714
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$340,327	(b)
Average notional amount of sale contracts	$3,947,810
Total Return Swaps:
Average notional amount	$150,000	(c)

(a)	Positions were open for three months during the period.

(b)	Positions were open for two months during the period.

(c)	Positions were open for five months during the period.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Deutsche Bank AG	$9,593	$(9,593)		$	– 0	–		$–0	–	$ – 0	–
Goldman Sachs International	41,678	(41,678)			–0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	4,645	(4,645)			–0	–		– 0	–	– 0	–
Standard Chartered Bank	36,448	– 0	–		–0	–		– 0	–	36,448
UBS AG	3,968	(3,715)			– 0	–		– 0	–	253

Total	$96,332	$(59,631)		$	– 0	–	$	– 0	–	$36,701	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$9,819	$ – 0	–	$	– 0	–	$	– 0	–	$9,819
Citigroup Global Markets, Inc.	86,137	– 0	–		– 0	–		– 0	–	86,137
Credit Suisse International	231,195	– 0	–		– 0	–		– 0	–	231,195
Deutsche Bank AG	14,684	(9,593)			– 0	–		– 0	–	5,091
Goldman Sachs International	235,300	(41,678)			– 0	–		– 0	–	193,622
HSBC Bank USA	5,088	– 0	–		– 0	–		– 0	–	5,088
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	126,111	(4,645)			– 0	–		– 0	–	121,466
Morgan Stanley Capital Services LLC	975	– 0	–		– 0	–		– 0	–	975
State Street Bank & Trust Co.	4,477	– 0	–		– 0	–		– 0	–	4,477
UBS AG	3,715	(3,715)			– 0	–		– 0	–	– 0	–

Total	$717,501	$(59,631)		$	– 0	–	$	– 0	–	$657,870	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.
^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

4. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current

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month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2020, the Fund earned drop income of $3,260 which is included in interest income in the accompanying statement of operations.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2020, the average amount of reverse repurchase agreements outstanding was $1,568,105 and the daily weighted average interest rate was 1.61%. At April 30, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $1,202,870 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$1,202,870	$(1,202,870)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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6. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the six months ended April 30, 2020, the Fund had no commitments outstanding and did not receive commitment fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2020 (unaudited)	December 12, 2018(a) to October 31, 2019		Six Months Ended April 30, 2020 (unaudited)	December 12, 2018(a) to October 31, 2019

Class A
Shares sold	26,025	1,000		$255,840	$10,000

Shares issued in reinvestment of dividends	29	– 0	–	269	– 0	–

Shares redeemed	(10,504)	– 0	–	(103,254)	– 0	–

Net increase	15,550	1,000		$152,855	$10,000

Class C
Shares sold	43,026	1,000		$418,235	$10,000

Shares issued in reinvestment of dividends	158	– 0	–	1,516	– 0	–

Shares redeemed	(2)	– 0	–	(20)	– 0	–

Net increase	43,182	1,000		$419,731	$10,000

Advisor Class
Shares sold	2,105,887	1,498,000		$21,161,529	$14,980,000

Shares issued in reinvestment of dividends	2,611	– 0	–	25,002	– 0	–

Shares redeemed	(78,283)	– 0	–	(744,807)	– 0	–

Net increase	2,030,215	1,498,000		$20,441,724	$14,980,000

(a)	Commencement of operations.

At April 30, 2020, the Adviser owned approximately 69% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions

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affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affectreturns, particularly if the market is declining.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may

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NOTES TO FINANCIAL STATEMENTS (continued)

be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$547,042

Total taxable distributions paid	$547,042

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$294,461
Undistributed capital gains	14,030
Other losses	(12,072	)(a)
Unrealized appreciation/(depreciation)	276,067	(b)

Total accumulated earnings/(deficit)	$572,486	(c)

(a)	As of October 31, 2019, the cumulative deferred loss on straddles was $12,072.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of swaps.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2020	December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 10.35	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	(.05)	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.53)	.42

Net increase (decrease) in net asset value from operations	(.58)	.70

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.35)

Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.33)	(.35)

Net asset value, end of period	$ 9.44	$ 10.35

Total Return

Total investment return based on net asset value(d)	(5.63)%	7.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$156	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)^	.72%	.70%

Expenses, before waivers/reimbursements(e)^	2.09%	3.18%

Net investment income (loss)(c)^	(1.12)%	3.14%

Portfolio turnover rate**	174%	178%

Portfolio turnover rate (including securities sold short)**	174%	181%

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2020	December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 10.34	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	(.16)	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.30)	.41

Net increase (decrease) in net asset value from operations	(.46)	.62

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.28)

Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.30)	(.28)

Net asset value, end of period	$ 9.58	$ 10.34

Total Return

Total investment return based on net asset value(d)	(4.48)%	6.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$423	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)^	1.51%	1.49%

Expenses, before waivers/reimbursements(e)^	2.81%	4.02%

Net investment income (loss)(c)^	(3.44)%	2.34%

Portfolio turnover rate**	174%	178%

Portfolio turnover rate (including securities sold short)**	174%	181%

See footnote summary on page 74.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2020	December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 10.35	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.04	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.47)	.41

Net increase (decrease) in net asset value from operations	(.43)	.71

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.36)

Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.34)	(.36)

Net asset value, end of period	$ 9.58	$ 10.35

Total Return

Total investment return based on net asset value(d)	(4.27)%	7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,792	$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)^	.55%	.49%

Expenses, before waivers/reimbursements(e)^	2.07%	2.99%

Net investment income(c)^	.90%	3.31%

Portfolio turnover rate**	174%	178%

Portfolio turnover rate (including securities sold short)**	174%	181%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2020	Year Ended October 31, 2019

Class A
Net of waivers/reimbursements^	.65%	.65%
Before waivers/reimbursements^	2.01%	3.13%
Class C
Net of waivers/reimbursements^	1.45%	1.45%
Before waivers/reimbursements^	2.75%	3.97%
Advisor Class
Net of waivers/reimbursements^	.45%	.45%
Before waivers/reimbursements^	1.97%	2.95%

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2),* Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income Investment Team. Messrs. DiMaggio, Distenfeld, Peebles and Sheridan are the investment professions with the most significant day-to-day responsibility for the management of the Fund’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement and New Advisory Agreements

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) for an initial two-year period at a meeting held on July 31-August 2, 2018 (the “Meeting”), as well as new Advisory Agreements with the same terms (together with the Advisory Agreement, the “Advisory Agreements”) in connection with the plans of AXA S.A. to sell its remaining interest in AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser), subject to market conditions, in one or more transactions that may be deemed to involve an “assignment” of one or more advisory agreements between the Adviser and the Company in respect of the Fund.*

Prior to approval of the Advisory Agreements, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreements with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreements, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreements provide that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreements. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreements.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreements. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer

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agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median.

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreements would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreements, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this

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regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the projected total expense ratio of the Class A shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the Fund for a one year period. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry

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and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0152-0420

APR    04.30.20

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

June 16, 2020

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Opportunities Portfolio for the semi-annual reporting period ended April 30, 2020. Prior to February 5, 2020, the Fund was named AB Tax-Aware Fixed Income Portfolio.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Class A Shares	-10.02%	-7.15%

Class C Shares	-10.36%	-7.85%

Advisor Class Shares[1]	-9.91%	-6.92%

Bloomberg Barclays Municipal Bond Index	-1.33%	2.16%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2020.

All share classes of the Fund underperformed the benchmark during both periods, before sales charges. For both periods, credit positioning detracted, relative to the benchmark, as credit spreads widened in a flight to quality. Overweights to the securitized sector and consumer price index (“CPI”) swaps also detracted. Positioning in corporate credit default index swaps contributed, as did overweights to Treasuries and interest rate swaps.

The Fund utilized derivatives in the form of CPI swaps for hedging purposes, which detracted from absolute performance for both periods. Credit default swaps were utilized for hedging and investment purposes and detracted over both periods. Interest rate swaps were utilized for hedging purposes and added to performance over both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Themes of strong demand, light supply and supportive credit fundamentals were prominent until the last couple months of the six-month

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period ended April 30, 2020. In March, these themes sharply reversed and volatility spiked dramatically. The novel coronavirus pandemic quickly led to the increase in market volatility and to a sharp economic contraction. In this environment, investors fled to cash from nearly every other type of investment, and stocks and bonds fell dramatically. The municipal bond market was not spared; after 60 consecutive weeks of inflows, municipal bond funds had record outflows. Municipals had shown strong absolute and relative performance prior to March, with yields declining 0.8% to over 1%, depending on the maturity since April of 2019. In March, open-end funds had to sell vast quantities of bonds to meet shareholder redemptions, and this selling contributed to yields rising over 2% in less than two weeks. The municipal market did recover toward the end of March and into April as investor demand returned following the actions taken by the US Federal Reserve to address market liquidity and the passing of the Coronavirus Aid, Relief, and Economic Security Act, which included direct aid to municipalities. As a result, after the large moves during both periods, yields for high-grade municipal bonds ended lower for the 12-month period by 0.3% to 0.7%, with yields for shorter-maturity bonds declining more; for the six-month period, longer-maturity municipal yields were higher by about 0.15% and shorter-maturity bonds declined by about 0.3%. Over both the six- and 12-month periods, the additional yield provided by more credit-sensitive bonds increased.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.57% and 0.00%, respectively.

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INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment-grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on

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DISCLOSURES AND RISKS (continued)

that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-7.15%	-9.96%

5 Years	1.00%	0.38%

Since Inception[1]	1.92%	1.44%

CLASS C SHARES

1 Year	-7.85%	-8.75%

5 Years	0.23%	0.23%

Since Inception[1]	1.17%	1.17%

ADVISOR CLASS SHARES[2]

1 Year	-6.92%	-6.92%

5 Years	1.24%	1.24%

Since Inception[1]	2.19%	2.19%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.30%, 2.06% and 1.05% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/11/2013.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.83%

5 Years	0.85%

Since Inception[1]	1.91%

CLASS C SHARES

1 Year	-5.56%

5 Years	0.71%

Since Inception[1]	1.65%

ADVISOR CLASS SHARES[2]

1 Year	-3.67%

5 Years	1.72%

Since Inception[1]	2.67%

1	Inception date: 12/11/2013.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$899.80	$3.54	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
Class C
Actual	$1,000	$896.40	$7.07	1.50%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%
Advisor Class
Actual	$1,000	$900.90	$2.36	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

APRIL 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $75.7

1

All data are as of April 30, 2020. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.4% in 25 different states, American Samoa and District of Columbia.

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PORTFOLIO OF INVESTMENTS

April 30, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 89.8%
Long-Term Municipal Bonds – 88.3%
Alabama – 0.9%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/2042	$110	$125,409
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	595	588,592

		714,001

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	135	154,937

Arizona – 0.7%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	203	192,231
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020A 4.00%, 07/15/2050(a)	100	75,871
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 07/01/2044	100	102,249
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2037	100	121,768

		492,119

California – 4.4%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2037	175	185,661
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2038	850	968,328
California Housing Finance Series 20192 4.00%, 03/20/2033	159	153,080

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 05/15/2040	$250	$262,530
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	250	253,967
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.50%, 12/01/2058(a)	250	253,223
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	1,305	1,268,369

		3,345,158

Colorado – 3.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	615	605,541
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	540	576,067
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 09/01/2030	200	222,576
Copper Ridge Metropolitan District 5.00%, 12/01/2039	500	437,715
Vauxmont Metropolitan District AGM 5.00%, 12/15/2028	380	436,388
5.00%, 12/01/2050(b)	100	114,161

		2,392,448

Connecticut – 1.0%
City of New Haven CT Series 2018A 5.50%, 08/01/2038	615	678,493
State of Connecticut Series 2018A 3.75%, 09/15/2020	100	100,899

		779,392

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 1.2%
District of Columbia (Freedom Forum, Inc. (The)) NATL 2.239%, 08/01/2038(c)	$400	$400,000
2.28%, 08/01/2038(c)	425	425,000
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 06/01/2041	100	103,839

		928,839

Florida – 6.3%
Bexley Community Development District Series 2016 4.875%, 05/01/2047	100	96,013
Brevard County School District (Brevard County School District COP) Series 2015B 5.00%, 07/01/2025	290	339,796
Capital Trust Agency, Inc. (Franklin Academy – Cooper City Campus) 5.00%, 12/15/2050(a)	100	85,560
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 06/01/2048(a)	110	111,779
Citizens Property Insurance Corp. Series 2015A 5.00%, 06/01/2022	310	327,097
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 06/01/2028	780	894,028
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/2031	265	294,606
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2036	230	134,649
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	270	290,729
Pinellas County Industrial Development Authority 5.00%, 07/01/2039	505	470,195
School District of Broward County/FL Series 2015 5.00%, 07/01/2025	365	433,255

16 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	$655	$685,942
Village Community Development District No. 13 3.55%, 05/01/2039	635	582,136

		4,745,785

Georgia – 1.6%
City of Atlanta GA Department of Aviation Series 2012A 5.00%, 01/01/2031	310	326,275
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	760	802,826
Municipal Electric Authority of Georgia 5.00%, 01/01/2038	100	107,392

		1,236,493

Guam – 0.3%
Territory of Guam 5.00%, 11/15/2031	240	223,123

Illinois – 10.1%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	325	326,862
Series 2012A 5.00%, 12/01/2042	240	223,891
Series 2019A 5.00%, 12/01/2029-12/01/2030	200	200,635
Series 2019B 5.00%, 12/01/2033	100	97,998
Chicago O’Hare International Airport Series 2015C 5.00%, 01/01/2034	335	359,013
Series 2017B 5.00%, 01/01/2035	725	807,962
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2035	100	91,628
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.33%, 05/15/2048	85	57,928
Series 2016C 2.00%, 05/15/2055(d)(e)(f)	15	150
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 05/15/2050	100	86,639

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 08/15/2035	$250	$268,755
Illinois Municipal Electric Agency Series 2015A 5.00%, 02/01/2022	465	495,774
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	640	581,536
Series 2015B 5.00%, 12/15/2045	600	553,578
State of Illinois Series 2013 5.50%, 07/01/2025	270	271,185
Series 2016 5.00%, 02/01/2024	375	372,353
Series 2017D 5.00%, 11/01/2026-11/01/2027	930	901,806
Series 2018A 5.00%, 10/01/2027	1,000	969,170
Series 2019B 5.00%, 11/01/2031	1,000	956,180

		7,623,043

Indiana – 0.8%
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 03/01/2030	190	192,177
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2040	100	102,901
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	350	281,372

		576,450

Iowa – 0.4%
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 05/15/2048	325	298,434

Kentucky – 2.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 4.00%, 02/01/2034	385	397,778

18 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2037	$175	$188,984
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2039	160	158,914
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	65	58,462
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2037	425	455,647
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	600	629,448
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	225	250,792

		2,140,025

Louisiana – 3.3%
City of New Orleans LA Water System Revenue Series 2014 5.00%, 12/01/2034	100	113,006
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2036	675	755,230
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/2023(d)(g)	250	2
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) 5.00%, 07/01/2059	1,335	1,408,065

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Orleans Aviation Board Series 2017B 5.00%, 01/01/2043	$215	$235,720

		2,512,023

Maine – 0.4%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	100	103,923
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 07/01/2032	165	172,438

		276,361

Maryland – 2.4%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 09/01/2034	120	103,534
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 09/01/2038	150	144,201
Maryland Economic Development Corp. 5.00%, 07/01/2055	1,000	1,031,560
Maryland Economic Development Corp. (Air Cargo Obligated Group) 4.00%, 07/01/2044	600	565,278

		1,844,573

Massachusetts – 1.3%
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	620	621,668
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(h)	325	268,430
Series 2017A 7.75%, 12/01/2044(h)	140	102,589

		992,687

Michigan – 0.6%
City of Detroit MI 5.00%, 04/01/2038	75	72,314

20 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2022	$115	$124,046
Michigan Finance Authority Series 2015 5.00%, 12/01/2032 (Pre-refunded/ETM)	235	254,559

		450,919

Minnesota – 0.4%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 0.105%, 08/01/2028(c)	200	200,000
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) 5.00%, 08/01/2049	105	101,853

		301,853

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036	250	261,817

Missouri – 0.2%
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	190	155,815

Nebraska – 0.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 09/01/2042	100	106,052

New Hampshire – 0.4%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	215	205,683
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 01/01/2042	115	121,193

		326,876

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 4.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 06/15/2029	$200	$202,978
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	210	207,845
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020A 5.00%, 07/01/2045	100	106,102
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 07/01/2036	280	312,497
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	550	590,420
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 06/15/2020	240	240,446
Series 2018A 5.00%, 12/15/2035	340	342,499
New Jersey Turnpike Authority Series 2017B 5.00%, 01/01/2032	540	631,098
Tobacco Settlement Financing Corp. Series 2018B 5.00%, 06/01/2046	1,045	1,050,570

		3,684,455

New York – 4.6%
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/2029 (Pre-refunded/ETM)	315	354,331
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2040	550	473,874

22 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2032	$865	$1,035,526
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(a)	200	220,102
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 02/15/2028	425	478,240
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2026	365	390,576
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	275	269,032
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041	150	153,035
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	120	101,418

		3,476,134

North Carolina – 0.7%
North Carolina Turnpike Authority Series 2017 5.00%, 01/01/2032	500	534,200

North Dakota – 0.1%
County of Grand Forks ND 6.375%, 12/15/2043	100	75,640

Ohio – 8.3%
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	1,000	998,980
Series 2020B 5.00%, 06/01/2055	3,045	2,710,080
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/2031	445	479,314

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	$175	$189,807
County of Cuyahoga/OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/2028	365	391,481
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	205	209,159
County of Marion OH (United Church Homes, Inc. Obligated Group) 5.125%, 12/01/2049	100	78,982
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	100	55,767
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 01/15/2040(f)	100	82,634
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	145	145,363
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	100	100,750
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) 3.25%, 09/01/2029	580	531,593
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(a)	185	180,123
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	140	141,050

		6,295,083

Oklahoma – 2.2%
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) 3.25%, 09/01/2039	505	453,813

24 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) 5.00%, 08/01/2049	$1,180	$1,206,161

		1,659,974

Pennsylvania – 3.5%
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	130	130,975
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) 5.00%, 03/01/2040	100	92,300
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	100	93,927
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 08/01/2039(a)	510	372,820
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	101,812
Pennsylvania Turnpike Commission Series 2017B 5.00%, 06/01/2036	200	224,778
School District of Philadelphia (The) Series 2019A 5.00%, 09/01/2044	1,350	1,592,852

		2,609,464

Puerto Rico – 6.0%
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023	30	19,763
Series 2011A 5.75%, 07/01/2041(d)(e)	40	25,800
Series 2012A 5.75%, 07/01/2028(d)(e)	100	63,500
Series 2014A 8.00%, 07/01/2035(d)(e)	135	78,300
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	151	92,338

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.00%, 07/01/2038-07/01/2044	$175	$173,687
6.125%, 07/01/2024	145	148,262
Series 2012A 5.00%, 07/01/2022-07/01/2033	215	209,650
5.125%, 07/01/2037	25	23,625
5.25%, 07/01/2029-07/01/2042	200	191,500
5.50%, 07/01/2028	75	75,000
5.75%, 07/01/2037	50	49,250
6.00%, 07/01/2047	50	49,375
Puerto Rico Electric Power Authority Series 2007T 5.00%, 07/01/2032	85	50,469
5.00%, 07/01/2037(d)(e)	245	145,469
Series 2010A 5.25%, 07/01/2030	15	8,906
Series 2010C 5.00%, 07/01/2024(d)(e)	25	14,844
Series 2010D 5.00%, 07/01/2021(d)(e)	15	8,906
Series 2010X 5.25%, 07/01/2040	150	89,062
Series 2010Z 5.25%, 07/01/2024	40	23,750
Series 2012A 5.00%, 07/01/2029	50	29,688
5.00%, 07/01/2042(d)(e)	10	5,938
AGM Series 2007V 5.25%, 07/01/2031	375	403,755
NATL Series 2007V 5.25%, 07/01/2035	100	100,498
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	125	131,125
AGC Series 2007N 5.25%, 07/01/2036	110	116,864
NATL Series 2007N 5.25%, 07/01/2032	100	100,909
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	390	402,675

26 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024-07/01/2046	$2,154	$525,380
Series 2019A 4.329%, 07/01/2040	440	392,928
5.00%, 07/01/2058	867	812,440

		4,563,656

South Carolina – 1.1%
South Carolina Public Service Authority Series 2014A 5.00%, 12/01/2049	220	228,268
Series 2014C 5.00%, 12/01/2046	325	339,043
Series 2016A 5.00%, 12/01/2036	265	284,424

		851,735

Tennessee – 2.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	370	319,380
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	130	129,928
5.00%, 08/01/2044-08/01/2049	740	788,197
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	135	75,285
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	215	236,896

		1,549,686

Texas – 6.1%
Austin Convention Enterprises, Inc. Series 2017A 5.00%, 01/01/2034	500	459,960

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042	$100	$103,472
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 09/01/2031	260	254,158
Series 2015 5.00%, 09/01/2031	160	156,405
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/2025	580	676,408
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(a)	100	103,976
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/2032	500	525,770
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	450	446,242
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2055	100	85,217
North Texas Tollway Authority (North Texas Tollway System) Series 2015B 5.00%, 01/01/2034	250	277,022
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 4.00%, 01/01/2050(a)	100	73,977
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 02/15/2048	150	133,242
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/2025	675	605,077

28 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	$456	$355,749
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044	100	98,197
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	235	245,159

		4,600,031

Virginia – 0.7%
Federal Home Loan Mortgage Corp. 2.65%, 06/15/2036(a)	375	388,837
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	165	155,630

		544,467

Washington – 2.0%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	280	314,899
Port of Seattle WA Series 2015C 5.00%, 04/01/2033	510	552,463
State of Washington 5.00%, 06/01/2037-06/01/2040(b)	200	242,508
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2044	205	218,692
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/2047(a)	100	100,740
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 01/01/2044(a)	100	104,379

		1,533,681

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.9%
Tobacco Settlement Finance Authority Series 2007A 7.467%, 06/01/2047	$700	$669,634

Wisconsin – 1.8%
UMA Education, Inc. 5.00%, 10/01/2025-10/01/2029(a)	330	366,092
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2054	100	82,514
Wisconsin Public Finance Authority (21st Century Public Academy) 3.75%, 06/01/2030(a)	350	301,133
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/2030	100	91,126
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 05/15/2042(a)	130	130,225
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 01/01/2048(a)	125	119,705
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2030(a)	260	260,190

		1,350,985

Total Long-Term Municipal Bonds (cost $71,367,198)		66,878,048

Short-Term Municipal Notes – 1.5%
Vermont – 1.5%
Vermont Educational & Health Buildings Financing Agency (Landmark College, Inc.) 0.22%, 07/01/2039 (cost $1,100,000)	1,100	1,100,000

Total Municipal Obligations (cost $72,467,198)		67,978,048

30 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 3.4%
United States – 3.4%
U.S. Treasury Notes 1.50%, 02/15/2030 (cost $2,594,573)	$2,400	$2,599,125

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.0%
Risk Share Floating Rate – 3.0%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.837% (LIBOR 1 Month + 1.35%), 08/25/2028(a) (i)	150	143,148
Series 2019-3A, Class M1B 2.087% (LIBOR 1 Month + 1.60%), 07/25/2029(a) (i)	252	218,746
Federal Home Loan Mortgage Corp. Series 2013-DN1, Class M2 7.637% (LIBOR 1 Month + 7.15%), 07/25/2023(i)	196	146,738
Series 2016-DNA4, Class M3 4.287% (LIBOR 1 Month + 3.80%), 03/25/2029(i)	270	260,926
Series 2019-DNA3, Class M2 2.537% (LIBOR 1 Month + 2.05%), 07/25/2049(a) (i)	49	42,188
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.887% (LIBOR 1 Month + 4.40%), 01/25/2024(i)	451	354,707
Series 2014-C03, Class 2M2 3.387% (LIBOR 1 Month + 2.90%), 07/25/2024(i)	147	113,466
Series 2016-C01, Class 1M2 7.237% (LIBOR 1 Month + 6.75%), 08/25/2028(i)	100	102,938
Series 2016-C02, Class 1M2 6.487% (LIBOR 1 Month + 6.00%), 09/25/2028(i)	369	375,190
Series 2017-C01, Class 1M2 4.037% (LIBOR 1 Month + 3.55%), 07/25/2029(i)	242	232,435
Series 2017-C04, Class 2M2 3.337% (LIBOR 1 Month + 2.85%), 11/25/2029(i)	280	256,531

Total Collateralized Mortgage Obligations (cost $2,538,085)		2,247,013

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 1.1%
Financial Institutions – 0.6%
Insurance – 0.6%
Centene Corp. 4.25%, 12/15/2027(a)	$232	$242,700
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/2022(a) (j)	300	251,619

		494,319

Industrial – 0.5%
Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings SA 5.50%, 08/01/2023	275	149,641

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 2.425%, 06/12/2020	200	199,080

		348,721

Total Corporates – Non-Investment Grade (cost $960,251)		843,040

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Fixed Rate CMBS – 0.0%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 04/10/2048	2	1,660

Non-Agency Floating Rate CMBS – 0.7%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.814% (LIBOR 1 Month + 1.00%), 11/15/2033(h) (i)	250	241,265
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.748% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(i)	275	254,491

		495,756

Total Commercial Mortgage-Backed Securities (cost $524,093)		497,416

ASSET-BACKED SECURITIES – 0.6%
Credit Cards - Fixed Rate – 0.4%
World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 07/15/2025	335	335,760

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.2%
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)	$157	$154,655

Total Asset-Backed Securities (cost $491,737)		490,415

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 2.359% (LIBOR 3 Month + 1.14%), 01/15/2031(a) (i) (cost $250,000)	250	236,449

	Shares
SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(k)(l)(m) (cost $88,082)	88,082	88,082

Total Investments – 99.0% (cost $79,914,019)		74,979,588
Other assets less liabilities – 1.0%		743,032

Net Assets – 100.0%		$75,722,620

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	(1.00)%	Quarterly	0.88%	USD 2,000	$(14,271)	$4,282	$(18,553)

*	Termination date

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 3,950	08/09/2024	1.690%	CPI#	Maturity	$(159,394)	$—	$(159,394)
USD 7,330	01/15/2025	1.671%	CPI#	Maturity	(295,983)	—	(295,983)
USD 6,724	01/15/2025	1.673%	CPI#	Maturity	(283,252)	—	(283,252)
USD 5,000	01/15/2025	1.516%	CPI#	Maturity	(169,133)	—	(169,133)
USD 3,006	01/15/2025	1.637%	CPI#	Maturity	(120,886)	—	(120,886)
USD 1,110	01/15/2028	1.230%	CPI#	Maturity	(4,187)	—	(4,187)
USD 650	01/15/2028	0.735%	CPI#	Maturity	24,491	—	24,491

					$(1,008,344)	$—	$(1,008,344)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	8,270	12/11/2021	3 Month LIBOR	2.868%	Quarterly/Semi-Annual	$422,655	$—	$422,655
USD	3,350	01/07/2022	3 Month LIBOR	2.488%	Quarterly/Semi-Annual	141,277	—	141,277
USD	7,720	04/01/2022	3 Month LIBOR	1.863%	Quarterly/Semi-Annual	221,923	—	221,923
USD	1,195	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	54,113	—	54,113
USD	2,685	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	129,281	—	129,281
USD	2,020	02/07/2030	3 Month LIBOR	1.624%	Quarterly/Semi-Annual	193,552	—	193,552
USD	1,200	04/01/2039	0.780%	3 Month LIBOR	Semi-Annual/Quarterly	1,817	(48)	1,865
USD	1,100	04/01/2039	0.932%	3 Month LIBOR	Semi-Annual/Quarterly	(27,731)	—	(27,731)
USD	1,000	04/01/2039	0.774%	3 Month LIBOR	Semi-Annual/Quarterly	3,927	—	3,927
USD	5,500	04/01/2044	3 Month LIBOR	2.013%	Quarterly/Semi-Annual	1,494,103	—	1,494,103
USD	4,200	04/01/2054	1.583%	3 Month LIBOR	Semi-Annual/Quarterly	(994,167)	—	(994,167)

						$1,640,750	$(48)	$1,640,798

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PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	1,000	$(325,083)	$(130,048)	$(195,035)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	515	(167,375)	(60,966)	(106,409)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	17	(5,526)	(1,683)	(3,843)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,000	(325,083)	(132,313)	(192,770)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	114	(37,050)	(11,405)	(25,645)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	171	(55,589)	(16,668)	(38,921)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	9	(2,926)	(899)	(2,027)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	750	(243,750)	(71,902)	(171,848)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	149	(48,437)	(14,097)	(34,340)
JPMorgan Chase Bank, NA
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	6.85	USD	2,750	(388,514)	45,268	(433,782)

						$(1,599,333)	$(394,713)	$(1,204,620)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	3,600	10/29/2021	2.125%	CPI#	Maturity	$(144,031)	$—	$(144,031)
JPMorgan Chase Bank, NA	USD	2,500	07/15/2022	1.775%	CPI#	Maturity	(83,232)	—	(83,232)
JPMorgan Chase Bank, NA	USD	2,000	07/15/2025	2.087%	CPI#	Maturity	(139,428)	—	(139,428)

							$(366,691)	$—	$(366,691)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	2,220	10/09/2029	1.120%	SIFMA*	Quarterly/ Quarterly	$(109,192)	$—	$(109,192)
Citibank, NA	USD	2,220	10/09/2029	1.125%	SIFMA*	Quarterly/ Quarterly	(110,340)	—	(110,340)

							$(219,532)	$—	$(219,532)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $7,228,008 or 9.5% of net assets.

(b)	When-Issued or delayed delivery security.

(c)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2020 and the aggregate market value of these securities amounted to $1,025,000 or 1.35% of net assets.

(d)	Defaulted.

(e)	Non-income producing security.

(f)	Illiquid security.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A
7,50%, 07/01/2023	07/31/2014	$173,773	$2	0.00%

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.81% of net assets as of April 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF
1.814%, 11/15/2033	12/04/2017	$250,000	$241,265	0.32%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017
8.00%, 12/01/2022	12/07/2017	291,895	268,430	0.35%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017A
7.75%, 12/01/2044	12/07/2017	140,000	102,589	0.14%

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2020.

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PORTFOLIO OF INVESTMENTS (continued)

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2020.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.6% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 37

STATEMENT OF ASSETS & LIABILITIES

April 30, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $79,825,937)	$74,891,506
Affiliated issuers (cost $88,082)	88,082
Cash	3,359
Cash collateral due from broker	3,371,658
Interest receivable	985,580
Receivable for capital stock sold	525,339
Affiliated dividends receivable	721
Receivable for variation margin on centrally cleared swaps	500

Total assets	79,866,745

Liabilities
Market value on credit default swaps (net premiums received $394,713)	1,599,333
Payable for capital stock redeemed	1,388,881
Payable for investment securities purchased	506,644
Unrealized depreciation on inflation swaps	366,691
Unrealized depreciation on interest rate swaps	219,532
Distribution fee payable	4,787
Directors’ fees payable	3,978
Advisory fee payable	3,038
Dividends payable	1,825
Transfer Agent fee payable	1,262
Accrued expenses and other liabilities	48,154

Total liabilities	4,144,125

Net Assets	$75,722,620

Composition of Net Assets
Capital stock, at par	$7,695
Additional paid-in capital	83,526,262
Accumulated loss	(7,811,337)

$75,722,620

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$18,197,376	1,849,308	$9.84	*

C	$1,538,668	156,366	$9.84

Advisor	$55,986,576	5,689,119	$9.84

*	The maximum offering price per share for Class A shares was $10.14 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (unaudited)

Investment Income
Interest	$1,474,099
Dividends
Affiliated issuers	19,578
Unaffiliated issuers	9,712	$1,503,389

Expenses
Advisory fee (see Note B)	205,217
Distribution fee—Class A	18,458
Distribution fee—Class C	8,413
Transfer agency—Class A	2,970
Transfer agency—Class C	343
Transfer agency—Advisor Class	14,570
Custodian	49,429
Administrative	40,177
Registration fees	29,554
Audit and tax	28,409
Legal	19,158
Directors’ fees	11,609
Printing	10,483
Miscellaneous	5,833

Total expenses	444,623
Less: expenses waived and reimbursed by the Adviser (see Note B)	(189,331)

Net expenses		255,292

Net investment income		1,248,097

Realized and Unrealized Loss on Investment Transactions
Net realized loss on:
Investment transactions		(439,708)
Swaps		(179,989)
Net change in unrealized appreciation/depreciation of:
Investments(a)		(8,461,613)
Swaps		(2,007,102)

Net loss on investment transactions		(11,088,412)

Net Decrease in Net Assets from Operations		$(9,840,315)

(a)	Net of increase in accrued foreign capital gains taxes of $456.

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 39

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,248,097	$2,028,913
Net realized loss on investment transactions	(619,697)	(480,905)
Net change in unrealized appreciation/depreciation of investments	(10,468,715)	4,204,994

Net increase (decrease) in net assets from operations	(9,840,315)	5,753,002
Distributions to Shareholders
Class A	(208,176)	(220,518)
Class C	(17,239)	(24,277)
Advisor Class	(1,114,776)	(1,854,885)
Capital Stock Transactions
Net increase	6,256,573	13,126,054

Total increase (decrease)	(4,923,933)	16,779,376
Net Assets
Beginning of period	80,646,553	63,867,177

End of period	$75,722,620	$80,646,553

See notes to financial statements.

40 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) (formerly known as AB Tax-Aware Fixed Income Portfolio), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 41

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

42 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 43

NOTES TO FINANCIAL STATEMENTS (continued)

discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$66,878,048	$	– 0	–	$66,878,048
Short-Term Municipal Notes	– 0	–	1,100,000	– 0	–	1,100,000
Governments – Treasuries	– 0	–	2,599,125	– 0	–	2,599,125
Collateralized Mortgage Obligations	– 0	–	2,247,013	– 0	–	2,247,013
Corporates – Non-Investment Grade	– 0	–	843,040	– 0	–	843,040
Commercial Mortgage-Backed Securities	– 0	–	497,416	– 0	–	497,416
Asset-Backed Securities	– 0	–	490,415	– 0	–	490,415
Collateralized Loan Obligations	– 0	–	236,449	– 0	–	236,449
Short-Term Investments	88,082	– 0	–	– 0	–	88,082

Total Investments in Securities	88,082	74,891,506	– 0	–	74,979,588
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps	– 0	–	24,491	– 0	–	24,491	(b)
Centrally Cleared Interest Rate Swaps	– 0	–	2,662,648	– 0	–	2,662,648	(b)
Liabilities:
Centrally Cleared Credit Default Swaps	– 0	–	(14,271)	– 0	–	(14,271	)(b)
Centrally Cleared Inflation (CPI) Swaps	– 0	–	(1,032,835)	– 0	–	(1,032,835	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–	(1,021,898)	– 0	–	(1,021,898	)(b)
Credit Default Swaps	– 0	–	(1,599,333)	– 0	–	(1,599,333)
Inflation (CPI) Swaps	– 0	–	(366,691)	– 0	–	(366,691)
Interest Rate Swaps	– 0	–	(219,532)	– 0	–	(219,532)

Total	$88,082	$73,324,085	$	– 0	–	$73,412,167	(c)

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(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)

Amounts of $174,344 and $248,011 for Asset-Backed Securities and Collateralized Loan Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the six months ended April 30,

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2020, such reimbursements/waivers amounted to $147,784. The Expense Caps may not be terminated before January 31, 2021.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2020, the Adviser voluntarily agreed to waive such fees in the amount of $40,177.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,144 for the six months ended April 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $37 from the sale of Class A shares and received $297 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares, for the six months ended April 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2020, such waiver amounted to $1,370.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2020 is as follows:

Fund	Market Value 10/31/19 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$46,946	$46,858	$88	$20

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During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $17,309 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the

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Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$33,581,296	$29,561,841
U.S. government securities	8,195,369	9,444,182

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$3,613,246
Gross unrealized depreciation	(9,724,619)

Net unrealized depreciation	$(6,111,373)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

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credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2020, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2020, the Fund held inflation (CPI) swaps for hedging purposes.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

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greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2020, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	$18,553	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$2,687,187	*	Receivable/Payable for variation margin on centrally cleared swaps	2,054,733	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	219,532

Interest rate contracts				Unrealized depreciation on inflation swaps	366,691

Credit contracts				Market value on credit default swaps	1,599,333

Total		$2,687,187			$4,258,842

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(355,836)	$(699,695)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	175,847	(1,307,407)

Total		$(179,989)	$(2,007,102)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2020:

Interest Rate Swaps:
Average notional amount	$4,440,000
Inflation Swaps:
Average notional amount	$10,820,143
Centrally Cleared Interest Rate Swaps:
Average notional amount	$38,460,000
Centrally Cleared Inflation Swaps:
Average notional amount	$19,831,429
Credit Default Swaps:
Average notional amount of sale contracts	$5,296,429
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,816,636

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$363,563	$	– 0	–	$	– 0	–	$	– 0	–	$363,563
Citigroup Global Markets, Inc.	497,984		– 0	–		– 0	–		– 0	–	497,984
Credit Suisse International	420,648		– 0	–		– 0	–		– 0	–	420,648
Goldman Sachs International	292,187		– 0	–		– 0	–		– 0	–	292,187
JPMorgan Chase Bank, NA	611,174		– 0	–		– 0	–		– 0	–	611,174

Total	$2,185,556	$	– 0	–	$	– 0	–	$	– 0	–	$2,185,556	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class A
Shares sold	952,629	640,376	$10,112,567	$7,042,277

Shares issued in reinvestment of dividends	9,050	8,294	97,104	90,705

Shares converted from Class C	14,957	0 (a)	151,511	1

Shares redeemed	(203,349)	(114,410)	(2,048,075)	(1,235,112)

Net increase	773,287	534,260	$8,313,107	$5,897,871

Class C
Shares sold	41,148	70,443	$465,143	$764,808

Shares issued in reinvestment of dividends	1,144	1,618	12,257	17,669

Shares converted to Class A	(14,957)	0 (a)	(151,511)	(1)

Shares redeemed	(14,847)	(1,705)	(150,747)	(18,666)

Net increase	12,488	70,356	$175,142	$763,810

Advisor Class
Shares sold	4,785,248	4,278,940	$51,810,714	$46,722,768

Shares issued in reinvestment of dividends	42,502	68,832	459,515	750,101

Shares redeemed	(5,190,801)	(3,786,542)	(54,501,905)	(41,008,496)

Net increase (decrease)	(363,051)	561,230	$(2,231,676)	$6,464,373

(a)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might

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adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and

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interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities

The Fund may invest in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the

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NOTES TO FINANCIAL STATEMENTS (continued)

use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$563,591	$251,841

Total taxable distributions	563,591	251,841
Tax-exempt distributions	1,536,089	1,537,119

Total distributions paid	$2,099,680	$1,788,960

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$120,828
Accumulated capital and other losses	(915,603	)(a)
Unrealized appreciation/(depreciation)	4,165,702	(b)

Total accumulated earnings/(deficit)	$3,370,927	(c)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $915,603

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $915,603, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a

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NOTES TO FINANCIAL STATEMENTS (continued)

discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 11.09	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.51

Income From Investment Operations

Net investment income(a)(b)	.14	.30	.24	.21	.22	.18

Net realized and unrealized gain (loss) on investment transactions	(1.24)	.65	(.30)	(.10 )‡	.28	.09

Net increase (decrease) in net asset value from operations	(1.10)	.95	(.06)	.11	.50	.27

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.32)	(.25)	(.21)	(.22)	(.18)

Distributions from net realized gain on investment transactions	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –	(.01)

Total dividends and distributions	(.15)	(.32)	(.25)	(.21)	(.22)	(.19)

Net asset value, end of period	$ 9.84	$ 11.09	$ 10.46	$ 10.77	$ 10.87	$ 10.59

Total Return

Total investment return based on net asset value(c)	(10.02)%	9.15%	(.55)%	1.09%	4.69%	2.64%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,197	$11,932	$5,666	$8,065	$6,385	$4,783

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)	.75%^	.76%	.75%	.75%	.80%	.81%

Expenses, before waivers/reimbursements(d)(e)	1.18%^	1.30%	1.27%	1.40%	1.72%	2.19%

Net investment income(b)	2.59%^	2.78%	2.26%	2.01%	1.98%	1.75%

Portfolio turnover rate	45%	52%	68%	34%	36%	35%

See	footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2020	Year Ended October 31,
	(unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 11.09	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Income From Investment Operations

Net investment income(a)(b)	.10	.22	.16	.13	.13	.10

Net realized and unrealized gain (loss) on investment transactions	(1.24)	.65	(.30)	(.10 )‡	.28	.09

Net increase (decrease) in net asset value from operations	(1.14)	.87	(.14)	.03	.41	.19

Less: Dividends and Distributions

Dividends from net investment income	(.11)	(.24)	(.17)	(.13)	(.13)	(.11)

Distributions from net realized gain on investment transactions	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –	(.01)

Total dividends and distributions	(.11)	(.24)	(.17)	(.13)	(.13)	(.12)

Net asset value, end of period	$ 9.84	$ 11.09	$ 10.46	$ 10.77	$ 10.87	$ 10.59

Total Return

Total investment return based on net asset value(c)	(10.36)%	8.33%	(1.29)%	.33%	3.91%	1.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,539	$1,596	$769	$1,056	$2,022	$1,518

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)	1.50%^	1.51%	1.50%	1.50%	1.55%	1.55%

Expenses, before waivers/reimbursements(d)(e)	1.92%^	2.06%	2.02%	2.18%	2.47%	2.85%

Net investment income(b)	1.83%^	2.05%	1.52%	1.25%	1.23%	.99%

Portfolio turnover rate	45%	52%	68%	34%	36%	35%

See	footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$ 11.09		$ 10.46	$ 10.77		$ 10.87	$ 10.59	$ 10.52

Income From Investment Operations

Net investment income(a)(b)	.15		.33	.27		.24	.24	.21

Net realized and unrealized gain (loss) on investment transactions	(1.24)		.64	(.30)		(.10 )‡	.28	.08

Net increase (decrease) in net asset value from operations	(1.09)		.97	(.03)		.14	.52	.29

Less: Dividends and Distributions

Dividends from net investment income	(.16)		(.34)	(.28)		(.24)	(.24)	(.21)

Distributions from net realized gain on investment transactions	– 0 –		– 0 –	– 0 –		– 0 –	– 0 –	(.01)

Total dividends and distributions	(.16)		(.34)	(.28)		(.24)	(.24)	(.22)

Net asset value, end of period	$ 9.84		$ 11.09	$ 10.46		$ 10.77	$ 10.87	$ 10.59

Total Return

Total investment return based on net asset value(c)	(9.91	) %	9.42%	(.30	) %	1.34%	4.96%	2.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 55,987		$ 67,119	$ 57,432		$ 59,782	$ 33,667	$ 26,333

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)	.50	%^	.51%	.50%		.50%	.55%	.55%

Expenses, before waivers/reimbursements(d)(e)	.91	%^	1.05%	1.02%		1.15%	1.47%	1.92%

Net investment income(b)	2.79	%^	3.04%	2.52%		2.26%	2.24%	1.99%

Portfolio turnover rate	45%		52%	68%		34%	36%	35%

See	footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to .01%.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.80%
Before waivers/reimbursements	1.18%	1.29%	1.27%	1.40%	1.72%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.55%
Before waivers/reimbursements	1.92%	2.04%	2.02%	2.18%	2.47%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.55%
Before waivers/reimbursements	.91%	1.04%	1.02%	1.15%	1.47%

‡

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. “Guy” Davidson III(2),^ Vice President Terrance T. Hults(2), Vice President Shawn E. Keegan(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Tax-Aware Investment Team. Messrs. Davidson, Hults, Keegan, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory

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fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs . The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

72 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 73

NOTES

74 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 75

NOTES

76 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFIO-0152-0420

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 26, 2020